  AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON NOVEMBER 15, 1995.

                                                               File No. 33-65436
                                                               File No. 811-7830



                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM N-1A

                       REGISTRATION STATEMENT UNDER THE
                            SECURITIES ACT OF 1933                    / /

                         POST-EFFECTIVE AMENDMENT NO. 4               /X/
                                      and
                       REGISTRATION STATEMENT UNDER THE
                        INVESTMENT COMPANY ACT OF 1940                / /

                                AMENDMENT NO. 5                       /X/

                                 MARQUIS FUNDS
              (Exact Name of Registrant as Specified in Charter)

                              c/o CT Corporation
                                2 Oliver Street
                          Boston, Massachusetts 02109
              (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, including Area Code (800) 932-7781

                               Robert A. Nesher
                              c/o SEI Corporation
                            680 East Swedesford Road
                           Wayne, Pennsylvania 19087
                    (Name and Address of Agent for Service)

                                     Copies to:

            Richard W. Grant, Esquire           John H. Grady, Jr.
         Morgan, Lewis & Bockius LLP          Morgan, Lewis & Bockius LLP
             2000 One Logan Square              1800 M Street, N.W.
           Philadelphia, PA 19103              Washington, D.C. 20036


              / / immediately upon filing pursuant to paragraph (b)
                     / / on [date] pursuant to paragraph (b)
               / / 60 days after filing pursuant to paragraph (a)
               /X/ 75 days after filing pursuant to paragraph (a)
              / / on [date] pursuant to paragraph (a) of Rule 485.

Pursuant to the provisions of Rule 24f-2 under the Investment Company Act of 1940, an indefinite number of units of beneficial interest is being registered by this Registration Statement. Registrant's Rule 24f-2 Notice for fiscal year ended September 30, 1994 was filed on November 17, 1994.

MARQUIS FUNDS


CROSS REFERENCE SHEET
N-1A ITEM NO.                LOCATION
--------------------------------------------------------------------------------
PART A - Treasury Securities Money Market Fund - Trust Class
Item 1.      Cover Page                                    Cover Page
Item 2.      Synopsis                                      Summary
Item 3.      Condensed Financial Information               Financial Highlights
Item 4.      General Description of Registrant             The Trust; Investment Objectives; Investment
                                                           Policies; General Information
Item 5.      Management of the Fund                        General Information; The Adviser; The
                                                           Administrator; The Shareholder Servicing Agent and
                                                           Transfer Agent; The Distributor
Item 5A.     Management's Discussion of Fund Performance   *
Item 6.      Capital Stock and Other Securities            Taxes; General Information
Item 7.      Purchase of Securities Being Offered          Purchase of Shares
Item 8.      Redemption or Repurchase                      Redemption of Shares
Item 9.      Pending Legal Proceedings                     *

PART A - Treasury Securities Money Market Fund - Retail Class
Item 1.      Cover Page                                    Cover Page
Item 2.      Synopsis                                      Summary
Item 3.      Condensed Financial Information               Financial Highlights
Item 4.      General Description of Registrant             The Trust; Investment Objectives; Investment
                                                           Policies; General Information
Item 5.      Management of the Fund                        General Information; The Adviser; The
                                                           Administrator; The Shareholder Servicing Agent and
                                                           Transfer Agent; The Distributor
Item 5A.     Management's Discussion of Fund Performance   *
Item 6.      Capital Stock and Other Securities            Taxes; General Information
Item 7.      Purchase of Securities Being Offered          Purchase of Shares
Item 8.      Redemption or Repurchase                      Redemption of Shares
Item 9.      Pending Legal Proceedings                     *

PART A - Treasury Securities Money Market Fund - Cash Sweep Class
Item 1.      Cover Page                                    Cover Page
Item 2.      Synopsis                                      Summary
Item 3.      Condensed Financial Information               *
Item 4.      General Description of Registrant             The Trust; Investment Objectives; Investment
                                                           Policies; General Information
Item 5.      Management of the Fund                        General Information; The Adviser; The
                                                           Administrator; The Shareholder Servicing Agent and
                                                           Transfer Agent; The Distributor
Item 5A.     Management's Discussion of Fund Performance   *
Item 6.      Capital Stock and Other Securities            Taxes; General Information
Item 7.      Purchase of Securities Being Offered          Purchase of Shares

Item 8.      Redemption or Repurchase                      Redemption of Shares
Item 9.      Pending Legal Proceedings                     *

PART A -
         Government Securities, Louisiana Tax-Free Income, Balanced, Value Equity, Growth Equity
         Funds - Class A and Class B
Item 1.      Cover Page                                    Cover Page
Item 2.      Synopsis                                      Summary
Item 3.      Condensed Financial Information               Financial Highlights
Item 4.      General Description of Registrant             The Trust; Investment Objectives; Investment
                                                           Policies and Information; General Investment
                                                           Policies and Information; General Information
Item 5.      Management of Fund                            General Information; The Adviser; The
                                                           Administrator; The Shareholder Servicing Agent and
                                                           Transfer Agent; The Distributor
Item 5A.     Management's Discussion of Fund Performance   *
Item 6.      Capital Stock and Other Securities            General Information; Taxes
Item 7.      Purchase of Securities Being Offered          How to Purchase Shares; Alternative Sales Charge
                                                           Options; Exchanges
Item 8.      Redemption or Repurchase                      Redemption of Shares
Item 9.      Pending Legal Proceedings                     *

PART A -
        Institutional Money Market Fund
Item 1.      Cover Page                                    Cover Page
Item 2.      Synopsis                                      Summary
Item 3.      Condensed Financial Information               *
Item 4.      General Description of Registrant             The Trust; Investment Objectives; Investment
                                                           Policies and Information; General Investment
                                                           Policies and Information; General Information
Item 5.      Management of Fund                            General Information; The Adviser; The
                                                           Administrator; The Shareholder Servicing Agent and
                                                           Transfer Agent; The Distributor
Item 5A.     Management's Discussion of Fund Performance   *
Item 6.      Capital Stock and Other Securities            General Information; Taxes
Item 7.      Purchase of Securities Being Offered          How to Purchase Shares; Alternative Sales Charge
                                                           Options; Exchanges
Item 8.      Redemption or Repurchase                      Redemption of Shares
Item 9.      Pending Legal Proceedings                     *

PART A -
        Tax Exempt Money Market Fund                         Cover Page
Item 1.     Cover Page                                       Summary
Item 2.     Synopsis                                         *
Item 3.     Condensed Financial Information                  The Trust; Investment Objectives; Investment
Item 4.     General Description of Registrant                Policies and Information; General Investment
                                                             Policies and Information; General Information

                                                             General Information; The Adviser; The
Item 5.     Management of Fund                               Administrator; The Shareholder Servicing Agent and
                                                             Transfer Agent; The Distributor

                                                             *
Item 5A.    Management's Discussion of Fund Performance      General Information; Taxes

Item 6.     Capital Stock and Other Securities
                                                             How to Purchase Shares; Alternative Sales Charge
Item 7.     Purchase of Securities Being Offered             Options; Exchanges

                                                             Redemption of Shares

Item 8.     Redemption or Repurchase                         *
Item 9.     Pending Legal Proceedings

PART B - All Portfolios
Item 10.    Cover Page                                       Cover Page
Item 11.    Table of Contents                                Table of Contents
Item 12.    General Information and History                  The Trust
Item 13.    Investment Objectives and Policies               Additional Description of Permitted Investments;
                                                             Investment Limitations; Non-Fundamental Policies
Item 14.    Management of the Registrant                     General Information (Prospectus); Trustees and
                                                             Officers of the Trust; The Administrator
Item 15.    Control Persons and Principal Holders of         Trustees and Officers of the Trust; General
            Securities                                       Information (Prospectus)
Item 16.    Investment Advisory and Other Services           The Adviser; The Administrator; The Distributor;
                                                             Experts; The Shareholder Servicing Agent and
                                                             Transfer Agent (Prospectus)
Item 17.    Brokerage Allocation                             Fund Transactions; Trading Practices and Brokerage
Item 18.    Capital Stock and Other Securities               Description of Shares
Item 19.    Purchase, Redemption, and Pricing of Securities  Purchase of Shares (Prospectus) [or] How to
            Being Offered                                    Purchase Shares (Prospectus) and Alternative Sales
                                                             Charge Options (Prospectus); Redemption of Shares
                                                             (Prospectus); Purchase and Redemption of Shares;
                                                             Conversion Feature; Letter of Intent;
                                                             Determination of Net Asset Value
Item 20.    Tax Status                                       Taxes (Prospectus); Taxes
Item 21.    Underwriters                                     The Distributor
Item 22.    Calculation of Yield Quotations                  Performance (Prospectus); Computation of Yield;
                                                             Calculation of Total Return
Item 23.    Financial Statements                             Financial Statements

PART C
Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of the Registration Statement.

*Not Applicable.

MARQUIS FUNDS (R)

                        Investment Adviser:
                        FIRST NATIONAL BANK OF COMMERCE IN NEW ORLEANS

TREASURY SECURITIES MONEY MARKET FUND

MARQUIS FUNDS (R) (the "Trust") is a mutual fund that offers a convenient and economical means of investing in one or more professionally managed portfolios of securities. This Prospectus offers the Trust Class shares of the TREASURY SECURITIES MONEY MARKET FUND (the "Fund"), a separate series of the Trust.

This Prospectus sets forth concisely the information about the Fund and the Trust that a prospective investor should know before investing in the Fund. Investors are advised to read this Prospectus and retain it for future
reference. A Statement of Additional Information dated      , 1996 has been
filed with the Securities and Exchange Commission (the "SEC") and is available without charge by calling 1-800-801-1594. The Statement of Additional Information is incorporated into this Prospectus by reference.

AN INVESTMENT IN THE FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT AND THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

 THE TRUST'S SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK INCLUDING, FIRST NATIONAL BANK OF COMMERCE IN NEW ORLEANS OR ANY OF ITS AFFILIATES OR CORRESPONDENTS, INCLUDING FIRST COMMERCE CORPORATION. THE TRUST'S SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THE SHARES INVOLVES RISK, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

     , 1996

                                    SUMMARY

MARQUIS FUNDS (R) (the "Trust") is an open-end management investment company providing a convenient way to invest in professionally managed portfolios of securities. This Summary provides basic information about the Trust Class shares of the Trust's Treasury Securities Money Market Fund (the "Fund"). The Fund is a separate series of the Trust.

WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES OF THE FUND? The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income by investing exclusively in obligations issued by the U.S. Treasury and in repurchase agreements involving such obligations. There can be no assurance that the Fund will achieve its investment objective.

WHAT ARE THE RISKS INVOLVED WITH AN INVESTMENT IN THE FUND? The investment policies of the Fund entail certain risks and considerations of which an investor should be aware. While the Fund seeks to maintain a net asset value of $1.00 per share, there can be no assurance that the Fund will be able to do this on a continuous basis. There may be other risks involved in the ownership of money market mutual funds.

ARE MY INVESTMENTS INSURED? Any guaranty by the U.S. Government, its agencies or instrumentalities of the securities in which the Fund invests guarantees only the payment of principal and interest on the guaranteed security and does not guarantee the yield or value of that security or the yield or value of shares of the Fund. The Trust's shares are not federally insured by the FDIC or any other government agency.

For more information about the Fund, see "Investment Objective and Policies" and "Description of Permitted Investments and Risk Factors."

HOW DO I PURCHASE SHARES? Trust Class shares of the Fund are offered at net asset value per share.

WHO IS THE ADVISER? The Trust Group of First National Bank of Commerce in New Orleans serves as the investment adviser of the Fund. See "Expense Summary" and "The Adviser".

WHO IS THE ADMINISTRATOR? SEI Financial Management Corporation serves as the administrator of the Trust. See "Expense Summary" and "The Administrator."

WHO IS THE TRANSFER AGENT? DST Systems, Inc. serves as shareholder servicing agent, transfer agent and dividend disbursing agent for the Trust. See "The Shareholder Servicing Agent and Transfer Agent."

WHO IS THE DISTRIBUTOR? SEI Financial Services Company serves as distributor of the Trust's shares. See "The Distributor."

HOW ARE DIVIDENDS PAID? Substantially all of the net investment income (exclusive of capital gains) of the Fund is distributed in the form of monthly dividends. Any capital gain is distributed at least annually. Dividends are paid in federal funds or in additional shares at the discretion of the shareholder on the first Business Day of each month. See "Dividends."

                                EXPENSE SUMMARY


SHAREHOLDER TRANSACTION EXPENSES          TREASURY SECURITIES MONEY MARKET FUND
                                                               TRUST CLASS

Maximum Sales Load Imposed on Purchases (as a percentage of offering
 price)                                                                 None
Maximum Sales Load Imposed on Reinvested Dividends (as a percentage of
 offering price)                                                        None
Maximum Contingent Deferred Sales Charge (as a percentage of original
 purchase price or redemption proceeds, as applicable)                  None
Wire Redemption Fee                                                     None
Exchange Fee                                                            None


ANNUAL OPERATING EXPENSES                 TREASURY SECURITIES MONEY MARKET FUND
(as a percentage of average net assets)                        TRUST CLASS

--------------------------------------------------------------------------------
Advisory Fees (after fee waivers) (1)                                       .20%
Administration Fees                                                         .20%
12b-1 Fees                                                                  .00%
Other Expenses                                                              .10%
--------------------------------------------------------------------------------
Total Operating Expenses (after fee waivers) (2)                            .50%
================================================================================

(1) The Adviser has waived, on a voluntary basis, a portion of its fee, and the advisory fee shown reflects this voluntary waiver. The Adviser reserves the right to terminate its waiver at any time in its sole discretion. Absent such waiver, the advisory fee for the Fund would be .30%.

(2) Absent the Adviser's voluntary fee waiver, Total Operating Expenses for Trust Class shares of the Fund would be .60%.

EXAMPLE

-------------------------------------------------------------------------------
                                                1 YEAR 3 YEARS 5 YEARS 10 YEARS
-------------------------------------------------------------------------------
An investor would pay the following expenses
on a $1,000 investment in Trust Class shares
of the Fund assuming: (1) 5% annual return and
(2) redemption at the end of each time period:   $ 5     $16     $28     $63

THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

The purpose of this table is to assist the investor in understanding the various costs and expenses that may be directly or indirectly borne by investors in Trust Class shares of the Fund. The information set forth in the foregoing table and example relates only to Trust Class shares. The Trust also offers Retail Class shares and Cash Sweep Class shares of the Fund, which are subject to the same expenses plus certain additional distribution costs. Shareholders purchasing shares through a financial institution may be charged additional account fees by that institution. Additional information may be found under "The Adviser," "The Administrator," and "The Distributor."

FINANCIAL HIGHLIGHTS

The following financial highlights for a share outstanding throughout the year, insofar as they relate to the fiscal year ended September 30, 1994, have been audited by Arthur Andersen LLP, independent public accountants, whose report thereon was unqualified. This information should be read in conjunction with the Trust's financial statements and notes thereto which are included in the Statement of Additional Information under the heading "Financial Information." Additional performance information is set forth in the Trust's 1994 Annual Report to Shareholders and is available upon request and without charge by calling 1-800-471-1144.

For a Trust Class Share Outstanding Throughout the Period

                              REALIZED                                                                     RATIO OF   RATIO OF
                                 AND                                                                       EXPENSES  NET INCOME
        NET ASSET            UNREALIZED  DISTRIBUTIONS NET ASSET         NET ASSETS  RATIO OF   RATIO OF  TO AVERAGE TO AVERAGE
          VALUE      NET      GAINS OR     FROM NET      VALUE             END OF    EXPENSES  NET INCOME NET ASSETS NET ASSETS
        BEGINNING INVESTMENT (LOSSES) ON  INVESTMENT    END OF   TOTAL     PERIOD   TO AVERAGE TO AVERAGE (EXCLUDING (EXCLUDING
        OF PERIOD   INCOME   INVESTMENTS    INCOME      PERIOD   RETURN    (000)    NET ASSETS NET ASSETS  WAIVERS)   WAIVERS)
        --------- ---------- ----------- ------------- --------- ------  ---------- ---------- ---------- ---------- ----------
 TREASURY SECURITIES MONEY MARKET FUND TRUST CLASS
 1994     $1.00      0.03       0.00         (0.03)      $1.00   3.22 %+  $403,778     0.50%      3.15%      0.60%      3.05%
        PORTFOLIO
        TURNOVER
          RATE
        ---------
 TREASURY SECURITIES MONEY MARKET FUND TRUST CLASS
 1994      N/A

--------

+  Total Return is for the period indicated and has been annualized.

THE TRUST

MARQUIS FUNDS (R) (the "Trust") is an open-end management investment company that offers units of beneficial interest ("shares") in its Treasury Securities Money Market Fund (the "Fund"), a diversified mutual fund, through three separate classes: Trust Class, Retail Class and Cash Sweep Class, which provide for variations in distribution costs, voting rights and dividends. Except for these differences between classes, each share of the Fund represents an undivided, proportionate interest in the Fund. This Prospectus relates to the Trust Class shares of the Fund. Information regarding the Retail Class and Cash Sweep Class shares of the Fund and the Trust's other funds is contained in separate prospectuses that may be obtained by calling 1-800-801-1594.

INVESTMENT OBJECTIVES AND POLICIES

The Fund's investment objectives are to preserve principal value and maintain a high degree of liquidity while providing current income. There can be no assurance that the Fund will be able to achieve its investment objectives.

The Fund complies with regulations of the Securities and Exchange Commission applicable to money market funds. These regulations impose certain quality, maturity and diversification restraints on investments by the Fund. Under these regulations, the Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less, and will acquire only obligations maturing in 397 days or less. The Fund will attempt to maintain a net asset value of $1.00 per share, although there can be no assurance that it will be able to do so.

The Fund invests exclusively in obligations issued by the U.S. Treasury ("Treasury Obligations") and backed by its full faith and credit and in repurchase agreements involving such obligations. The Fund may purchase Treasury Obligations on a when-issued or delayed delivery basis. The Fund may also engage in securities lending.

For additional information regarding permitted investments, investment practices and risks, see "Description of Permitted Investments and Risk Factors."

INVESTMENT LIMITATIONS

The following investment limitation is a fundamental policy of the Fund. Fundamental policies cannot be changed with respect to the Fund without the consent of the holders of a majority of the Fund's outstanding shares.

The Fund may not:

1. Purchase securities of any issuer (except securities issued or guaranteed by the United States, its agencies or instrumentalities and repurchase agreements involving such securities) if, as a result, more than 5% of the total assets of the Fund would be invested in the securities of such issuer.

2. Purchase any securities which would cause more than 25% of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to (i) investments in the obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities, and repurchase agreements involving such securities

3. Make loans except that the Fund may (i) purchase or hold debt instruments in accordance with its investment objectives and policies; (ii) enter into repurchase agreements; and (iii) engage in securities lending as described in this Prospectus and in the Statement of Additional Information.

Additional investment limitations are set forth in the Statement of Additional Information.

PURCHASE OF SHARES

Investors may purchase Trust Class shares of the Fund directly from the Trust's shareholder servicing and transfer agent, DST Systems, Inc. ("DST"), by wire. Trust Class shares of the Fund are sold on a continuous basis.

To open an account, an investor must first return a completed and signed Account Application to DST, 210 West 10th Street, Kansas City, MO 64105. Account Application forms are available by calling 1-800-801-1594.

WIRE

A shareholder whose Account Application has been received by DST may purchase Trust Class shares of the Fund by wiring Federal funds. The shareholder must wire funds to DST and the wire instructions must include the shareholder's account number. The shareholder must call DST at 1-800-471-1144 before wiring any funds. An order to purchase shares by Federal funds wire will be deemed to have been received by the Fund on the Business Day of the wire, provided that the shareholder notifies DST prior to 12:00 noon, Central time. If DST does not receive notice by 12:00 noon, Central time, on the Business Day of the wire, the order will be executed on the next Business Day.

GENERAL INFORMATION REGARDING PURCHASES

Purchases of Trust Class shares of the Fund may be made on any day the New York Stock Exchange is open for business ("Business Days"). However, shares of the Fund cannot be purchased by Federal Reserve wire on Federal holidays restricting wire transfers. The minimum initial investment in Trust Class shares of the Fund is $1,000,000; however, the Trust's distributor, SEI Financial Services Company (the "Distributor"), may waive the minimum investment at its discretion.

A purchase order for shares will be effective, and eligible to receive dividends declared that same day, on the Business Day received by DST, if DST receives the order and payment before 12:00 noon, Central time. A purchase order received (with payment) after this time will be effective on the next Business Day. The purchase price of Trust Class shares of the Fund is the net asset value per share next computed after the order is received and accepted by the Trust. The Fund expects to maintain its net asset value per share constant at $1.00. The net asset value per share of the Fund is determined by dividing the total value of its investments and other assets, less any liabilities, by its total outstanding shares. The Fund's net asset value per share is calculated as of 3:00 p.m., Central time, each Business Day and is based on the amortized cost method described in the Statement of Additional Information.

The Trust reserves the right to reject a purchase order for shares when the Distributor determines that it is not in the best interest of the Trust and/or its shareholders to accept such order.

Shareholders who desire to transfer the registration of their shares should contact DST at 1-800-471-1144.

Certain financial institutions through which shares may be purchased may be required under state law to register as broker dealers.

EXCHANGES

Shares of the Fund may be exchanged for Class A shares of other funds of the Trust. Investors exchanging shares of the Fund acquired for cash for Class A shares of another fund of the Trust will be subject to the applicable sales charge. Shares of the Fund acquired through an exchange of Class A shares of another fund of the Trust may be exchanged back, with no sales charge, into Class A shares of any other fund of the Trust.

An investor must have received a current prospectus of the Trust's other fund into which the exchange is to be made (the "new" fund) before the exchange will be effected. Exchanges will be made only after instructions in writing or by telephone (an "Exchange Request ") are received by DST. If an Exchange Request in good order is received by DST by 11:00 a.m. Central time, on any Business Day, the exchange will occur on that day. The exchange privilege may be exercised only in those states where the class or shares of the new fund may legally be sold.

The Trust reserves the right to change the terms or conditions of the exchange privilege discussed herein upon sixty days' notice.

REDEMPTION OF SHARES

Shareholders may redeem their shares without charge on any Business Day. Shares may be redeemed by mail or by telephone. Shares of the
6

Funds cannot be redeemed by Federal Reserve wire on Federal holidays restricting wire transfers.

BY MAIL

A written request for redemption must be received by DST in order to constitute a valid redemption request.

If the redemption request exceeds $5,000 or if the request directs the proceeds to be sent or wired to a shareholder or an address different from that on record, DST may require that the signature on the written redemption request be guaranteed. Signature guarantees can be obtained from banks, brokers, dealers, credit unions, securities exchanges or associations, clearing agencies or savings associations. Notaries public cannot guarantee signatures.

BY TELEPHONE

Shares may be redeemed by telephone if the shareholder has elected that option on the Account Application. Under most circumstances, payments will be transmitted on the next Business Day following receipt of a valid request for redemption. The shareholder may have the proceeds mailed to his or her address of record or mailed or wired to a commercial bank account previously designated on the Account Application. Shareholders may request a wire redemption for redemptions in excess of $500 by calling DST at 1-800-471-1144.

Neither the Trust nor DST will be responsible for any loss, liability, cost or expense for acting upon wire instructions or upon telephone instructions that it reasonably believes to be genuine. The Trust and DST will each employ reasonable procedures to confirm that instructions communicated by telephone are genuine, including requiring a form of personal identification prior to acting upon instructions received by telephone and recording telephone instructions.

OTHER INFORMATION REGARDING REDEMPTIONS

All redemption orders are effected at the net asset value per share next determined after receipt of a valid request for redemption. A redemption order received before 11:00 a.m., Central time, on any Business Day will be effective that day and will receive that day's redemption price. Net asset value per share is determined as of 3:00 p.m., Central time, on each Business Day. Redeemed shares are not entitled to dividends declared on the day the redemption order is effective.

Payment to shareholders for shares redeemed will be made within seven days after DST receives the valid redemption request.

See "Purchase and Redemption of Shares" in the Statement of Additional Information for examples of when the right of redemption may be suspended.

THE ADVISER

First National Bank of Commerce in New Orleans (the "Adviser"), 210 Baronne Street, New Orleans, Louisiana 70112, serves the Fund's investment adviser under an advisory agreement (the "Advisory Agreement") with the Trust. The Adviser, through its Trust Group, makes the investment decisions for the assets of the Fund and continuously reviews, supervises and administers the investment programs of the Fund, subject to the supervision of, and policies established by, the Trustees of the Trust.

As of September 30, 1995, the Adviser's Trust Group managed approximately $2.0 billion in discretionary investment management accounts for individuals, corporations and institutions with widely varying investment needs and objectives. The Trust Group has managed client accounts since 1933 and has managed money market portfolios for the past seven years. The Adviser is a wholly-owned subsidiary of First Commerce Corporation.

The Glass-Steagall Act restricts the securities activities of national banks such as First National Bank of Commerce in New Orleans but the Comptroller of the Currency permits national banks to provide investment advisory and other services to mutual funds. Should the Comptroller's position be challenged successfully in court or reversed by legislation, the Trust might have to make other investment advisory arrangements.

The Trust's shares are not sponsored, endorsed or guaranteed by, and do not constitute obligations or deposits of, the Adviser or First Commerce Corporation and are not insured by the Federal Deposit Insurance Corporation or issued or guaranteed by the U.S. Government or any of its agencies.

The Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of .30% of the Fund's average daily net assets. The Adviser may voluntarily waive a portion of its fee in order to limit the total operating expenses of Trust Class shares of the Fund. The Adviser reserves the right, in its sole discretion, to terminate this voluntary fee waiver at any time. For the fiscal year ended September 30, 1994, the Adviser was paid an advisory fee of .20% of the Fund's average net assets.

Gerald S. Dugal is an Assistant Vice President and the Investment Manager for the Marquis Treasury Securities Money Market Fund, Institutional Money Market Fund, and the Tax-Exempt Money Market Fund. Mr. Dugal has 10 years of experience in investment trading, brokerage and research. He is licensed as a series 7 securities principal and a series 53 municipal securities principal.

THE ADMINISTRATOR

SEI Financial Management Corporation (the "Administrator"), 680 East Swedesford Road, Wayne, PA 19087, a wholly-owned subsidiary of SEI, and the Trust are parties to an Administration Agreement (the "Administration Agreement"). Under the terms of the Administration Agreement, the Administrator provides the Trust with administrative services, other than investment advisory services, including all regulatory reporting, necessary office space, equipment, personnel, and facilities.

The Administrator is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of .20% of the Fund's average daily net assets.

THE SHAREHOLDER SERVICING AGENT AND TRANSFER AGENT

DST Systems, Inc., 210 West 10th Street, Kansas City, MO 64105, serves as the dividend disbursing agent and shareholder servicing agent for the Trust. DST also acts as transfer agent for the Trust under a Transfer Agent Agreement.

THE DISTRIBUTOR

The Trust Class shares of the Funds are offered without distribution fees.

SEI Financial Services Company (the "Distributor"), 680 East Swedesford Road, Wayne, PA 19087, a wholly-owned subsidiary of SEI Corporation ("SEI"), and the Trust are parties to a distribution agreement ("Distribution Agreement").

The Fund may execute brokerage or other agency transactions through an affiliate of the Adviser or through the Distributor, for which the affiliate or the Distributor may receive "usual and customary" compensation. For further information, see the Statement of Additional Information.

PERFORMANCE

From time to time, the Trust may advertise the Fund's "current yield" and "effective compound yield." These figures will fluctuate, as they are based on historical earnings; they are not intended to indicate future performance and the Trust makes no representation concerning actual future yields. The "current yield" of the Fund refers to the income generated by an investment over a seven-day period which is then "annualized". That is, the amount of income generated by an investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment is assumed to be reinvested. The "effective yield" will be slightly higher than the "current yield" because of the compounding effect of this assumed reinvestment.

In addition, the Trust may from time to time compare performance of the Fund to that of other mutual funds tracked by mutual fund rating services, financial and business publications and periodicals, broad groups of comparable mutual funds or unmanaged indices which may assume investment of dividends but generally do not reflect
8
deductions for administrative and management costs or to other investment alternatives.

The performance of Trust Class shares will be higher than that of Cash Sweep Class and Retail Class shares because of the distribution fees charged to Cash Sweep Class and Retail Class shares.

TAXES

The following summary of federal income tax consequences is based on current tax laws and regulations, which may be changed by legislative, judicial, or administrative action.

No attempt has been made to present a detailed explanation of the federal, state, or local income tax treatment of the Fund or its shareholders. Accordingly, shareholders are urged to consult their tax advisers regarding specific questions as to federal, state, and local income taxes. State and local tax consequences of an investment in the Fund may differ from the federal income tax consequences described below. Additional information concerning taxes is set forth in the Statement of Additional Information.

TAX STATUS OF THE FUND

The Fund is treated as a separate entity for federal income tax purposes and is not combined with the Trust's other funds. The Fund intends to qualify for the special tax treatment afforded regulated investment companies as defined under Subchapter M of the Internal Revenue Code of 1986, as amended. As long as the Fund qualifies for this special tax treatment, it will be relieved of federal income tax on that part of its net investment income (including, for this purpose, net short-term capital gain) and net capital gain (the excess of net long-term capital gain over net short-term capital loss) which it distributes to shareholders.

TAX STATUS OF DISTRIBUTIONS

The Fund will distribute all of its net investment income (including, for this purpose, net short-term capital gain) to shareholders. Dividends from net investment income will be taxable to shareholders as ordinary income whether received in cash or in additional shares. Any net realized capital gain will be distributed at least annually and will be taxed to shareholders as long-term capital gain, regardless of how long the shareholder has held shares. The Fund will make annual reports to shareholders of the federal income tax status of all distributions.

Income received on Treasury Obligations is exempt from income tax at the state level when received directly and may be exempt, depending on the state, when received by a shareholder from the Fund provided certain conditions are satisfied. Interest received on repurchase agreements collateralized by Treasury Obligations normally is not exempt from state taxation. The Fund will inform shareholders annually of the percentage of income and distributions derived from Treasury Obligations. Shareholders should consult their tax advisers to determine whether any portion of the income dividends received from the Fund is considered tax exempt in their particular states.

Certain securities purchased by a Fund (such as STRIPS) are sold with original issue discount and do not make periodic cash interest payments. The Fund will be required to include as part of its current income the accrued discount on such obligations even though the Fund has not received any interest payments on such obligations during that period. Because the Fund distributes all of its net investment income to its shareholders, the Fund may have to sell portfolio securities to distribute such accrued income, which may occur at a time when the Adviser would not have chosen to sell such securities and which may result in a taxable gain or loss.

Ordinarily, shareholders will include in income all dividends declared by the Fund in the year those dividends are paid. However, dividends declared by the Fund in October, November or December of any year and payable to shareholders of record on a date in one of those months will be deemed to have been paid by the Fund and received by the shareholders on the last day of that month, if paid by the Fund at any time during the following January.

The Fund intends to make sufficient distributions prior to the end of each calendar year to avoid liability for federal excise tax.

GENERAL INFORMATION

THE TRUST

The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 29, 1993. The Declaration of Trust permits the Trust to offer separate series of shares or "funds" and different classes of each fund. In addition to the Fund, the Trust offers the following funds: Government Securities Fund, Louisiana Tax-Free Income Fund, Balanced Fund, Growth Equity Fund, Institutional Money Market Fund, Tax Exempt Money Market Fund and the Value Equity Fund. All consideration received by the Trust for shares of any fund and all assets of such fund belong to that fund and would be subject to liabilities related thereto. The Trust reserves the right to create and issue shares of additional funds.

The Trust pays its operating expenses, including fees of its service providers, audit and legal expenses, expenses of preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial services and registering the shares under Federal and state securities laws, pricing and insurance expenses, and pays additional expenses including litigation and other extraordinary expenses, brokerage costs, interest charges, taxes and organization expenses.

TRUSTEES OF THE TRUST

The management and affairs of the Trust are supervised by the Trustees under the laws of the Commonwealth of Massachusetts. The Trustees have approved contracts under which, as described above, certain companies provide essential management, administrative and shareholder services to the Trust.

VOTING RIGHTS

Each share held entitles the shareholder of record to one vote. Each fund or class will vote separately on matters relating solely to that fund or class. As a Massachusetts business trust, the Trust is not required to hold annual meetings of shareholders but meetings of shareholders will be held from time to time to seek approval for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

REPORTING

The Trust issues unaudited financial information semiannually and audited financial statements annually. The Trust furnishes periodic reports to shareholders of record, and, as necessary, proxy statements for shareholder meetings.

SHAREHOLDER INQUIRIES

Shareholder inquiries should be directed to DST Systems, Inc., P.O. Box 419240, Kansas City, MO 64141-6240 or by calling 1-800-471-1144.

DIVIDENDS

The net investment income (not including capital gains) of the Fund is determined and declared on each Business Day as a dividend for shareholders of record as of the close of business on that day. Shareholders who own shares at the close of business on the record date will be entitled to receive the dividend. Currently, capital gains of the Fund, if any, will be distributed at least annually. Dividends are paid by the Fund in Federal funds or in additional shares at the discretion of the shareholder on the first business day of each month.

The amount of dividends payable on Trust Class shares will be more than the dividends payable on Retail Class shares because of the distribution fees paid by Retail Class shares.

COUNSEL AND INDEPENDENT PUBLIC ACCOUNTANTS

Morgan, Lewis & Bockius LLP serves as counsel to the Trust. Arthur Andersen LLP serves as the independent public accountants of the Trust.

CUSTODIAN

First National Bank of Commerce in New Orleans acts as Custodian of the Trust. The Custodian holds cash, securities and other assets of the Trust as required by the Investment Company Act of 1940, as amended (the "1940 Act").

DESCRIPTION OF PERMITTED INVESTMENTS AND RISK FACTORS

The following is a description of the permitted investments and investment practices for the Fund and associated risk factors. Further discussion is contained in the Statement of Additional Information.

U.S. TREASURY OBLIGATIONS--U.S. Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury, and separately traded interest and principal component parts of such obligations that are transferable through the Federal book-entry system known as Separately Traded Registered Interest and Principal Securities ("STRIPS"). The Fund does not expect to trade STRIPS actively.

Any guaranty by the U.S. Treasury of the securities in which the Fund invests guarantees only the payment of principal and interest on the guaranteed security and does not guarantee the yield or value of that security or the yield or value of shares of the Fund.

REPURCHASE AGREEMENTS--Repurchase agreements are agreements by which the Fund obtains a security and simultaneously commits to return the security to the seller at an agreed upon price (including principal and interest) on an agreed upon date within a number of days from the date of purchase. Repurchase agreements must be fully collateralized at all times. The Fund bears a risk of loss in the event the other party defaults on its obligations and the Fund is delayed or prevented from its right to dispose of the collateral. The Fund will enter into repurchase agreements only with financial institutions deemed to present minimal risk of bankruptcy during the term of the agreement based on established guidelines. Repurchase agreements are considered loans under the 1940 Act.

SECURITIES LENDING--In order to generate additional income, the Fund may lend securities which it owns pursuant to agreements requiring that the loan be continuously secured by collateral consisting of cash or securities of the U.S. Treasury equal to at least 100% of the market value of the securities lent. The Fund continues to receive interest on the securities lent while simultaneously earning a portion of the return generated from the collateral (or a portion of the return on the investment of cash collateral). Collateral is marked to market daily. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially or become insolvent.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES--When-issued or delayed delivery basis transactions involve the purchase of an instrument with payment and delivery taking place in the future. Delivery of and payment for these securities may occur a month or more after the date of the purchase commitment. To the extent required by the 1940 Act, the Fund will maintain with the custodian a separate account with liquid high grade debt securities or cash in an amount at least equal to these commitments. The interest rate realized on these securities is fixed as of the purchase date and no interest accrues to the Fund before settlement. These securities are subject to market fluctuation due to changes in market interest rates and it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. Although a Fund generally purchases securities on a when-issued or forward commitment basis with the intention of actually acquiring securities for its portfolio, a Fund may dispose of a when-issued security or forward commitment prior to settlement if it deems appropriate.
11

TABLE OF CONTENTS
--------------------------------------------------------------------------------

Summary.....................................................................   2
Expense Summary.............................................................   3
Financial Highlights........................................................   4
The Trust...................................................................   5
Investment Objectives and Policies..........................................   5
Investment Limitations......................................................   5
Purchase of Shares..........................................................   5
Exchanges...................................................................   6
Redemption of Shares........................................................   6
The Adviser.................................................................   7
The Administrator...........................................................   8
The Shareholder Servicing Agent and Transfer Agent..........................   8
The Distributor.............................................................   8
Performance.................................................................   8
Taxes.......................................................................   9
General Information.........................................................  10
Description of Permitted Investments and Risk Factors.......................  11

MARQUIS FUNDS (R)

                        Investment Adviser:
                        FIRST NATIONAL BANK OF COMMERCE IN NEW ORLEANS

TREASURY SECURITIES MONEY MARKET FUND

MARQUIS FUNDS (R) (the "Trust") is a mutual fund that offers a convenient and economical means of investing in one or more professionally managed portfolios of securities. This Prospectus offers the Retail Class shares of the TREASURY SECURITIES MONEY MARKET FUND (the "Fund"), a separate series of the Trust.

This Prospectus sets forth concisely the information about the Fund and the Trust that a prospective investor should know before investing in the Fund. Investors are advised to read this Prospectus and retain it for future
reference. A Statement of Additional Information dated      , 1996 has been
filed with the Securities and Exchange Commission (the "SEC") and is available without charge by calling 1-800-801-1594. The Statement of Additional Information is incorporated into this Prospectus by reference.

AN INVESTMENT IN THE FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT AND THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

 THE TRUST'S SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK INCLUDING FIRST NATIONAL BANK OF COMMERCE IN NEW ORLEANS OR ANY OF ITS AFFILIATES OR CORRESPONDENTS, INCLUDING FIRST COMMERCE CORPORATION. THE TRUST'S SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THE SHARES INVOLVES RISK, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

     , 1996

                                    SUMMARY

MARQUIS FUNDS (R) (the "Trust") is an open-end management investment company providing a convenient way to invest in professionally managed portfolios of securities. This Summary provides basic information about the Retail Class shares of the Trust's Treasury Securities Money Market Fund (the "Fund"). The Fund is a separate series of the Trust.

WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES OF THE FUND? The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income by investing exclusively in obligations issued by the U.S. Treasury and in repurchase agreements involving such obligations. There can be no assurance that the Fund will achieve its investment objective.

WHAT ARE THE RISKS INVOLVED WITH AN INVESTMENT IN THE FUND? The investment policies of the Fund entail certain risks and considerations of which an investor should be aware. While the Fund seeks to maintain a net asset value of $1.00 per share, there can be no assurance that the Fund will be able to do this on a continuous basis. There may be other risks involved in the ownership of money market mutual funds.

ARE MY INVESTMENTS INSURED? Any guaranty by the U.S. Government, its agencies or instrumentalities of the securities in which the Fund invests guarantees only the payment of principal and interest on the guaranteed security and does not guarantee the yield or value of that security or the yield or value of shares of the Fund. The Trust's shares are not federally insured by the FDIC or any other government agency.

For more information about the Fund, see "Investment Objective and Policies" and "Description of Permitted Investments and Risk Factors."

HOW DO I PURCHASE SHARES? Retail Class shares of the Fund are offered at net asset value per share. Retail Class shares are subject to annual distribution fees of .25% of the average daily net assets.

WHO IS THE ADVISER? The Trust Group of First National Bank of Commerce in New Orleans serves as the investment adviser of the Fund. See "Expense Summary" and "The Adviser".

WHO IS THE ADMINISTRATOR? SEI Financial Management Corporation serves as the administrator of the Trust. See "Expense Summary" and "The Administrator."

WHO IS THE TRANSFER AGENT? DST Systems, Inc. serves as shareholder servicing agent, transfer agent and dividend disbursing agent for the Trust. See "The Shareholder Servicing Agent and Transfer Agent."

WHO IS THE DISTRIBUTOR? SEI Financial Services Company serves as distributor of the Trust's shares. See "The Distributor."

HOW ARE DIVIDENDS PAID? Substantially all of the net investment income (exclusive of capital gains) of the Fund is distributed in the form of monthly dividends. Any capital gain is distributed at least annually. Dividends are paid in federal funds or in additional shares at the discretion of the shareholder on the first Business Day of each month. See "Dividends."

                                EXPENSE SUMMARY

SHAREHOLDER TRANSACTION EXPENSES          TREASURY SECURITIES MONEY MARKET FUND
                                                                   RETAIL CLASS

Maximum Sales Load Imposed on Purchases (as a percentage of offering
 price)                                                                 None
Maximum Sales Load Imposed on Reinvested Dividends (as a percentage of
 offering price)                                                        None
Maximum Contingent Deferred Sales Charge (as a percentage of original
 purchase price or redemption proceeds, as applicable)                  None
Wire Redemption Fee                                                      $25
Exchange Fee                                                            None

ANNUAL OPERATING EXPENSES                 TREASURY SECURITIES MONEY MARKET FUND
(as a percentage of average net assets)                            RETAIL CLASS

--------------------------------------------------------------------------------
Advisory Fees (after fee waivers) (1)                                       .20%
Administration Fees                                                         .20%
12b-1 Fees (after fee waivers)(1)                                           .20%
Other Expenses                                                              .10%
--------------------------------------------------------------------------------
Total Operating Expenses (after fee waivers) (2)                            .70%
================================================================================

(1) Each of the Adviser and SEI Financial Services Company (the "Distributor") has waived, on a voluntary basis, a portion of its fee, and the advisory and 12b-1 fees shown reflect these voluntary waivers. Each of the Adviser and the Distributor reserves the right to terminate its waiver at any time in its sole discretion. Absent such waiver, the advisory fee for the Fund would be .30%, and the 12b-1 fee for the Retail Class shares of the Fund would be .25%.

(2) Absent the Adviser's and the Distributor's voluntary fee waivers, Total Operating Expenses for Retail Class shares of the Fund would be .85%.

EXAMPLE

-------------------------------------------------------------------------------
                                                1 YEAR 3 YEARS 5 YEARS 10 YEARS
-------------------------------------------------------------------------------
You would pay the following expenses on a
$1,000 investment in Retail Class shares of
the Fund assuming (1) 5% annual return and (2)
redemption at the end of each time period:        $7     $22     $39     $87

THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

The purpose of this table is to assist the investor in understanding the various costs and expenses that may be directly or indirectly borne by investors in Retail Class shares of the Fund. The information set forth in the foregoing table and example relates only to Retail Class shares. The Trust also offers Trust Class shares and Cash Sweep Class shares of the Fund which are subject to the same expenses except that Trust Class shares are not charged distribution expenses and Cash Sweep Class shares are charged higher distribution expenses than Retail Class shares. Shareholders purchasing shares through a financial institution may be charged additional account fees by that institution. Additional information may be found under "The Adviser," "The Administrator," and "The Distributor."

FINANCIAL HIGHLIGHTS

The following financial highlights for a share outstanding throughout the year, insofar as they relate to the fiscal year ended September 30, 1994, have been audited by Arthur Andersen LLP, independent public accountants, whose report thereon was unqualified. This information should be read in conjunction with the Trust's financial statements and notes thereto which are included in the Statement of Additional Information under the heading "Financial Information." Additional performance information is set forth in the Trust's 1994 Annual Report to Shareholders and is available upon request and without charge by calling 1-800-471-1144.

For a Retail Class Share Outstanding Throughout the Period

                                 REALIZED                                                                     RATIO OF   RATIO OF
                                    AND                                                                       EXPENSES  NET INCOME
           NET ASSET            UNREALIZED  DISTRIBUTIONS NET ASSET         NET ASSETS  RATIO OF   RATIO OF  TO AVERAGE TO AVERAGE
             VALUE      NET      GAINS OR     FROM NET      VALUE             END OF    EXPENSES  NET INCOME NET ASSETS NET ASSETS
           BEGINNING INVESTMENT (LOSSES) ON  INVESTMENT    END OF   TOTAL     PERIOD   TO AVERAGE TO AVERAGE (EXCLUDING (EXCLUDING
           OF PERIOD   INCOME   INVESTMENTS    INCOME      PERIOD   RETURN    (000)    NET ASSETS NET ASSETS  WAIVERS)   WAIVERS)
           --------- ---------- ----------- ------------- --------- ------  ---------- ---------- ---------- ---------- ----------
 TREASURY SECURITIES MONEY MARKET FUND RETAIL CLASS
 1994(1)     $1.00      0.03       0.00         (0.03)      $1.00   3.15 %+  $86,848      0.59%*     3.27%*     0.83%*     3.03%*
           PORTFOLIO
           TURNOVER
             RATE
           ---------
 TREASURY SECURITIES MONEY MARKET FUND RETAIL CLASS
 1994(1)      N/A

--------

+  Total Return is for the period indicated and has been annualized.
*  Annualized.
(1) Commenced operations on October 19, 1993.

THE TRUST

MARQUIS FUNDS(R) (the "Trust") is an open-end management investment company that offers units of beneficial interest ("shares") in its Treasury Securities Money Market Fund (the "Fund"), a diversified mutual fund, through three separate classes: Trust Class, Retail Class and Cash Sweep Class which provide for variations in distribution costs, voting rights and dividends. Except for these differences between classes, each share of the Fund represents an undivided, proportionate interest in the Fund. This Prospectus relates to the Retail Class shares of the Fund. Information regarding the Trust Class and Cash Sweep Class shares of the Fund and the Trust's other funds is contained in separate prospectuses that may be obtained by calling 1-800-801-1594.

INVESTMENT OBJECTIVES AND POLICIES

The Fund's investment objectives are to preserve principal value and maintain a high degree of liquidity while providing current income. There can be no assurance that the Fund will be able to achieve its investment objectives.

The Fund complies with regulations of the Securities and Exchange Commission applicable to money market funds. These regulations impose certain quality, maturity and diversification restraints on investments by a Fund. Under these regulations, the Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less, and will acquire only obligations maturing in 397 days or less. The Fund will attempt to maintain a net asset value of $1.00 per share, although there can be no assurance that it will be able to do so.

The Fund invests exclusively in obligations issued by the U.S. Treasury ("Treasury Obligations") and backed by its full faith and credit and in repurchase agreements involving such obligations. The Fund may purchase Treasury Obligations on a when-issued or delayed delivery basis. The Fund may also engage in securities lending.

For additional information regarding permitted investments, investment practices and risks, see "Description of Permitted Investments and Risk Factors."

INVESTMENT LIMITATIONS

The following investment limitation is a fundamental policy of the Fund. Fundamental policies cannot be changed with respect to the Fund without the consent of the holders of a majority of the Fund's outstanding shares.

The Fund may not:

1. Purchase securities of any issuer (except securities issued or guaranteed by the United States, its agencies or instrumentalities and repurchase agreements involving such securities) if, as a result, more than 5% of the total assets of the Fund would be invested in the securities of such issuer.

2. Purchase any securities which would cause more than 25% of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to (i) investments in the obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities, and repurchase agreements involving such securities.

3. Make loans, except that the Fund may (i) purchase or hold debt instruments in accordance with its investment objectives and policies; (ii) enter into repurchase agreements; and (iii) engage in securities lending as described in this Prospectus and in the Statement of Additional Information.

Additional investment limitations are set forth in the Statement of Additional Information.

PURCHASE OF SHARES

Investors may purchase Retail Class shares of the Fund directly from the Trust's shareholder servicing and transfer agent DST Systems, Inc. ("DST") by mail, by wire, or through an automatic investment plan. Shares may also be purchased through broker-dealers, including Marquis Investments, Inc., that have established a dealer agreement with SEI Financial Services Company, the Trust's distributor (the "Distributor"). Retail Class shares of the Fund are sold on a continuous basis.

BY MAIL

You may purchase Retail Class shares of the Fund by completing and signing an Account Application form and mailing it, along with a check (or other negotiable bank instrument or money order) payable to "Marquis Funds (Treasury Securities Money Market Fund)," to DST at 210 West 10th Street, Kansas City, MO 64105. You may purchase additional shares at any time by mailing payment to DST. Orders placed by mail will be executed on receipt of your payment. If your check does not clear, your purchase will be cancelled and you could be liable for any losses or fees incurred.

You may obtain Account Application forms by calling 1-800-801-1594.

BY WIRE

You may purchase Retail Class shares of the Fund by wiring Federal funds, provided that your Account Application has been previously received. You must wire funds to DST and the wire instructions must include your account number. You must call DST at 1-800-471-1144 before wiring any funds. An order to purchase shares by Federal funds wire will be deemed to have been received by the Fund on the Business Day (defined below) of the wire, provided that the shareholder notifies DST prior to 12:00 noon, Central time. If DST does not receive notice by 12:00 noon, Central time, on the Business Day of the wire, the order will be executed on the next Business Day.

AUTOMATIC INVESTMENT PLAN ("AIP")

You may arrange for periodic additional investments in the Fund through automatic deductions by Automated Clearing House ("ACH") from a checking account by completing an AIP Application Form. The minimum pre-authorized investment amount is $50 per month. An AIP Application Form may be obtained by contacting DST at 1-800-471-1144. The AIP is available only for additional investments for an existing account.

GENERAL INFORMATION REGARDING PURCHASES

You may purchase Retail Class shares of the Fund on any day the New York Stock Exchange is open for business ("Business Days"). However, shares of the Fund cannot be purchased by Federal Reserve wire on Federal holidays restricting wire transfers. The minimum initial investment in Retail Class shares of the Fund is $2,500 ($500 minimum for individual retirement accounts and employees of First National Bank of Commerce in New Orleans, the Fund's investment adviser (the "Adviser") or its affiliates); however, the Distributor may waive the minimum investment at its discretion. Subsequent purchases of shares must be at least $100, except for purchases through the AIP and payroll deductions, which must be at least $50.

A purchase order for shares will be effective, and eligible to receive dividends declared that same day, on the Business Day the order is received by DST if DST receives the order and payment before 12:00 noon, Central time. A purchase order received (with payment) after this time will be effective on the next Business Day. The purchase price of Retail Class shares of the Fund is the net asset value per share next computed after the order is received and accepted by the Trust. The Fund expects to maintain its net asset value per share constant at $1.00. The net asset value per share of the Fund is determined by dividing the total value of its investments and other assets, less any liabilities, by its total outstanding shares. The Fund's net asset value per share is calculated as of 3:00 p.m., Central time, each Business Day and is based on the amortized cost method described in the Statement of Additional Information.

The Trust reserves the right to reject a purchase order for shares when the Distributor determines that it is not in the best interest of the Trust and/or its shareholders to accept such order.

Shareholders of record who desire to transfer registration of their shares should contact DST at 1-800-471-1144.

PURCHASES THROUGH FINANCIAL INSTITUTIONS

Shares may also be purchased through financial institutions, including the Adviser, that provide distribution assistance or shareholder services to the Trust. Shares purchased by persons
6

("Customers") through financial institutions may be held of record by the financial institution. Financial institutions may impose an earlier cut-off time for receipt of purchase orders directed through them to allow for processing and transmittal of these orders to the Distributor for effectiveness the same day. Customers should contact their financial institution for information as to that institution's procedures for transmitting purchase, exchange or redemption orders to the Trust.

Customers who desire to transfer the registration of shares beneficially owned by them but held of record by a financial institution should contact the institution to accomplish such change. Certain financial institutions may be required under state law to register as broker/dealers.

Depending upon the terms of a particular Customer account, a financial institution may charge a Customer account fees. Information concerning these services and any charges will be provided to the Customer by the financial institution.

EXCHANGES

You may exchange your shares for Class A or Class B shares of other funds of the Trust. You will be subject to the applicable sales charge on exchange unless you qualify for a sales load waiver.

You must have received a current prospectus of the Trust's other fund into which you wish to move your investment (the "new" fund) before the exchange will be effected. Exchanges will be made only after instructions in writing or by telephone (an "Exchange Request") are received by DST. If an Exchange Request in good order is received by DST by 11:00 a.m. Central time, on any Business Day, the exchange will occur on that day. The exchange privilege may be exercised only in those states where the class or shares of the new fund may legally be sold.

Customers who beneficially own shares held of record by a financial institution should contact that institution if they wish to exchange shares. The institution will contact DST and effect the exchange on behalf of the Customer.

The Trust reserves the right to change the terms or conditions of the exchange privilege discussed herein upon sixty days' notice.

REDEMPTION OF SHARES

You may redeem your shares without charge on any Business Day. There is, however, a $25 charge for wiring redemption proceeds. Shares may be redeemed by mail, by telephone or through a systematic withdrawal plan. Investors who own shares held of record by a financial institution should contact that financial institution for information on how to redeem shares. Shares cannot be redeemed by Federal Reserve wire on Federal holidays restricting wire transfers.

BY MAIL

A written request for redemption must be received by DST in order to constitute a valid redemption request.

If the redemption request exceeds $5,000 or if the request directs the proceeds to be sent or wired to a shareholder or an address different from that on record, DST may require that the signature on the written redemption request be guaranteed. You should be able to obtain a signature guarantee from a bank, broker, dealer, credit union, securities exchange or association, clearing agency or savings association. Notaries public cannot guarantee signatures.

BY TELEPHONE

You may redeem your shares by telephone if you have elected that option on your Account Application. Under most circumstances, payments will be transmitted on the next Business Day following receipt of a valid request for redemption. You may have the proceeds mailed to your address of record or mailed or wired to a commercial bank account previously designated on your Account Application. There is no charge for having redemption proceeds mailed to you or to a designated bank account, but there is a charge for wiring redemption proceeds.

You may request a wire redemption for redemptions in excess of $500 by calling DST at 1-800-471-1144, who will deduct a wire charge of $25 from the amount of the wire redemption.

Neither the Trust nor DST will be responsible for any loss, liability, cost or expense for acting upon wire instructions or upon telephone instructions that it reasonably believes to be genuine. The Trust and DST will each employ reasonable procedures to confirm that instructions communicated by telephone are genuine, including requiring a form of personal identification prior to acting upon instructions received by telephone and recording telephone instructions. When market conditions are extremely busy, it is possible that you may experience difficulties placing redemption orders by telephone, and may wish to place them by mail.

SYSTEMATIC WITHDRAWAL PLAN ("SWP")

The Fund offers a Systematic Withdrawal Plan which you may use to receive regular distributions from your account. Upon commencement of the SWP, your account must have a current value of $5,000 or more. You may elect to receive automatic payments via check or ACH of $100 or more on a monthly, quarterly, semi-annual or annual basis. You may obtain a SWP Application Form by contacting DST at 1-800-471-1144.

To participate in the SWP, you must have your dividends automatically reinvested. You should realize that if your automatic withdrawals exceed income dividends, your invested principal in the account will be depleted. Thus, depending on the frequency and amounts of the withdrawal payments and/or any fluctuations in the net asset value per share, your original investment could be exhausted entirely. You may change or cancel the SWP at any time on written notice to DST.

OTHER INFORMATION REGARDING REDEMPTIONS

All redemption orders are effected at the net asset value per share next determined after receipt of a valid request for redemption. A redemption order received before 11:00 a.m., Central time, on any Business Day will be effective that day and will receive that day's redemption price. Net asset value per share is determined as of 3:00 p.m., Central time, on each Business Day. Redeemed shares are not entitled to dividends declared on the day the redemption order is effective.

Payment to shareholders for shares redeemed will be made within seven days after DST receives the valid redemption request. At various times, however, the Fund may be requested to redeem shares for which it has not yet received good payment; collection of payment may take 10 or more days. In such circumstances, redemption proceeds will be held pending clearance of the check.

Due to the relatively high costs of handling small investments, the Fund reserves the right to redeem your shares at their net asset value if, because of redemptions, your account in the Fund has a value of less than the minimum initial purchase amount (normally $2,500; $500 for individual retirement accounts and for employees of the Adviser or its affiliates). Accordingly, if you purchase shares of the Fund in only the minimum investment amount, you may be subject to involuntary redemption if you redeem any shares. Before the Fund exercises its right to redeem your shares, you will be given notice that the value of the shares in your account is less than the minimum amount and will be allowed 60 days to make an additional investment in the Fund in an amount which will increase the value of the account to at least the minimum amount.

THE ADVISER

First National Bank of Commerce in New Orleans (the "Adviser"), 210 Baronne Street, New Orleans, Louisiana 70112, acts as the Fund's investment adviser under an advisory agreement (the "Advisory Agreement") with the Trust. The Adviser, through its Trust Group, makes the investment decisions for the assets of the Fund and continuously reviews, supervises and administers the investment programs of the Fund, subject to the supervision of, and policies established by, the Trustees of the Trust.

As of September 30, 1995, the Adviser's Trust Group managed approximately $2.0 billion in discretionary investment management accounts for individuals, corporations and institutions with widely varying investment needs and objectives. The Trust Group has managed client accounts since 1933 and has managed money market portfolios for the past seven years. The Adviser is a wholly-owned subsidiary of First Commerce Corporation.

The Glass-Steagall Act restricts the securities activities of national banks such as First National Bank of Commerce in New Orleans but the Comptroller of the Currency permits national banks to provide investment advisory and other services to mutual funds. Should the Comptroller's position be challenged successfully in court or reversed by legislation, the Trust might have to make other investment advisory arrangements.

The Trust's shares are not sponsored, endorsed or guaranteed by, and do not constitute obligations or deposits of, the Adviser or First Commerce Corporation and are not insured by the Federal Deposit Insurance Corporation or issued or guaranteed by the U.S. Government or any of its agencies.

The Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of .30% of the Fund's average daily net assets. The Adviser may voluntarily waive a portion of its fee in order to limit the total operating expenses of Retail class shares of the Fund. The Adviser reserves the right, in its sole discretion, to terminate this voluntary fee waiver at any time. For the fiscal year ended September 30, 1994, the Adviser was paid an advisory fee of .20% of the Fund's average net assets.

Gerald S. Dugal is an Assistant Vice President and the Investment Manager for the Marquis Treasury Securities Money Market Fund, Institutional Money Market Fund, and the Tax Exempt Money Market Fund. Mr. Dugal has 10 years of experience in investment trading, brokerage and research. He is licensed as a series 7 securities principal and a series 53 municipal securities principal.

THE ADMINISTRATOR

SEI Financial Management Corporation (the "Administrator"), 680 East Swedesford Road, Wayne, PA 19087, a wholly-owned subsidiary of SEI, and the Trust are parties to an Administration Agreement (the "Administration Agreement"). Under the terms of the Administration Agreement, the Administrator provides the Trust with administrative services, other than investment advisory services, including all regulatory reporting, necessary office space, equipment, personnel, and facilities.

The Administrator is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of .20% of the Fund's average daily net assets.

THE SHAREHOLDER SERVICING AGENT AND TRANSFER AGENT

DST Systems, Inc., 210 West 10th Street, Kansas City, MO 64105, serves as the dividend disbursing agent and shareholder servicing agent for the Trust. DST also acts as transfer agent for the Trust under a Transfer Agent Agreement.

THE DISTRIBUTOR

The Retail Class shares of the Fund have a Rule 12b-1 distribution plan (the "Retail Class Plan"), and the Trust and SEI Financial Services Company (the "Distributor"), 680 East Swedesford Road, Wayne, PA 19087, a wholly-owned subsidiary of SEI Corporation ("SEI"), have entered into a distribution agreement (the "Distribution Agreement").

As provided in the Distribution Agreement and the Retail Class Plan, the Trust pays the Distributor a fee at the annual rate of .25% of the average daily net assets of the Retail Class shares of the Fund. This fee will be calculated and paid each month based on average daily net assets for that month. The Distributor from time to time may waive a portion of this distribution fee in order to limit the distribution fee for Retail Class shares of the Fund. The Distributor reserves the right in its sole discretion to terminate this voluntary waiver at any time. The Trust Class shares of the Fund are offered without a similar fee.

The Distributor may use such fees to make payments to financial institutions and intermediaries such as banks (including the Adviser and its affiliates), savings and loan associations, insurance companies, and investment counselors, broker-dealers, and the Distributor's affiliates (collectively, "financial intermediaries") as compensation for shareholder services or as compensation to the Distributor for its services. The Retail Class Plan is characterized as a compensation plan since this fee will be paid to the Distributor without regard to the shareholder service expenses incurred by the Distributor or the amount of payments made to financial intermediaries. If the Distributor's expenses are less than its fees, the Trust will still pay the full fee and the Distributor will realize a profit, but the Trust will not be obligated to pay in excess of the full fee, even if the Distributor's actual expenses are higher. The Distributor has agreed, however, to pay the entire amount of the fee to financial intermediaries for shareholder services.

The Fund may also execute brokerage or other agency transactions through an affiliate of the Adviser or through the Distributor, for which the affiliate or the Distributor may receive "usual and customary" compensation. For further information, see the Statement of Additional Information.

PERFORMANCE

From time to time, the Trust may advertise the Fund's "current yield" and "effective compound yield." These figures will fluctuate, as they are based on historical earnings; they are not intended to indicate future performance and the Trust makes no representation concerning actual future yields. The "current yield" of the Fund refers to the income generated by an investment over a seven-day period which is then "annualized". That is, the amount of income generated by an investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment is assumed to be reinvested. The "effective yield" will be slightly higher than the "current yield" because of the compounding effect of this assumed reinvestment.

In addition, the Trust may from time to time compare performance of the Fund to that of other mutual funds tracked by mutual fund rating services, financial and business publications and periodicals, broad groups of comparable mutual funds or unmanaged indices which may assume investment of dividends but generally do not reflect deductions for administrative and management costs or to other investment alternatives.

The performance of Trust Class shares will be higher than that of Cash Sweep Class and Retail Class shares because of the distribution fees charged to Cash Sweep Class and Retail Class shares.

TAXES

The following summary of federal income tax consequences is based on current tax laws and regulations, which may be changed by legislative, judicial, or administrative action.

No attempt has been made to present a detailed explanation of the federal, state, or local income tax treatment of the Fund or its shareholders. Accordingly, shareholders are urged to consult their tax advisers regarding specific questions as to federal, state, and local income taxes. State and local tax consequences of an investment in the Fund may differ from the federal income tax consequences described below. Additional information concerning taxes is set forth in the Statement of Additional Information.

TAX STATUS OF THE FUND

The Fund is treated as a separate entity for federal income tax purposes and is not combined with the Trust's other funds. The Fund intends to qualify for the special tax treatment afforded regulated investment companies as defined under Subchapter M of the Internal Revenue Code of 1986, as amended. As long as the Fund qualifies for this special tax treatment, it will be relieved of federal income tax on that part of its net investment income (including, for this purpose, net short-term capital gain) and net capital gain (the excess of net long-term capital gain over net short-term capital loss) which it distributes to shareholders.

TAX STATUS OF DISTRIBUTIONS

The Fund will distribute all of its net investment income (including, for this purpose, net short-term capital gain) to shareholders. Dividends from net investment income will be taxable to shareholders as ordinary income whether received in cash or in additional shares. Any net realized capital gain will be distributed at least annually and will be taxed to shareholders as long-term capital gain, regardless of how long the shareholder has held shares. The Fund will make annual reports to shareholders of the federal income tax status of all distributions.

Income received on Treasury Obligations is exempt from income tax at the state level when received directly and may be exempt, depending on the state, when received by a shareholder from the Fund provided certain conditions are satisfied. Interest received on repurchase agreements collateralized by Treasury Obligations normally is not exempt from state taxation. The Fund will inform shareholders annually of the percentage of income and distributions derived from Treasury Obligations. Shareholders should consult their tax advisers to determine whether any portion of the income dividends received from the Fund is considered tax exempt in their particular states.

Certain securities purchased by the Fund (such as STRIPS) are sold with original issue discount and do not make periodic cash interest payments. The Fund will be required to include as part of its current income the accrued discount on such obligations even though the Fund has not received any interest payments on such obligations during that period. Because the Fund distributes all of its net investment income to its shareholders, the Fund may have to sell portfolio securities to distribute such accrued income, which may occur at a time when the Adviser would not have chosen to sell such securities and which may result in a taxable gain or loss.

Ordinarily, shareholders will include in income all dividends declared by the Fund in the year those dividends are paid. However, dividends declared by the Fund in October, November or December of any year and payable to shareholders of record on a date in one of those months will be deemed to have been paid by the Fund and received by the shareholders on the last day of that month, if paid by the Fund at any time during the following January.

The Fund intends to make sufficient distributions prior to the end of each calendar year to avoid liability for federal excise tax.

GENERAL INFORMATION

THE TRUST

The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 29, 1993. The Declaration of Trust permits the Trust to offer separate series of shares or "funds" and different classes of each fund. In addition to the Fund, the Trust offers the following funds: Government Securities Fund, Louisiana Tax-Free Income Fund, Balanced Fund, Tax Exempt Money Market Fund, Institutional Money Market Fund, Growth Equity Fund and the Value Equity Fund. All consideration received by the Trust for shares of any fund and all assets of such fund belong to that fund and would be subject to liabilities related thereto. The Trust reserves the right to create and issue shares of additional funds.

The Trust pays its operating expenses, including fees of its service providers, audit and legal expenses, expenses of preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial services and registering the shares under Federal and state securities laws, pricing and insurance expenses, and pays additional expenses including litigation and other extraordinary expenses, brokerage costs, interest charges, taxes and organization expenses.

TRUSTEES OF THE TRUST

The management and affairs of the Trust are supervised by the Trustees under the laws of the Commonwealth of Massachusetts. The Trustees have approved contracts under which, as described above, certain companies provide essential management, administrative and shareholder services to the Trust.

VOTING RIGHTS

Each share held entitles the shareholder of record to one vote. Each fund or class will vote separately on matters relating solely to that fund or class. As a Massachusetts business trust, the Trust is not required to hold annual meetings of shareholders but meetings of shareholders will be held from time to time to seek approval for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

REPORTING

The Trust issues unaudited financial information semiannually and audited financial statements annually. The Trust furnishes periodic reports to shareholders of record, and, as necessary, proxy statements for shareholder meetings.

SHAREHOLDER INQUIRIES

Shareholder inquiries should be directed to DST Systems, Inc., P.O. Box 419240, Kansas City, MO 64141-6240 or by calling 1-800-471-1144.

DIVIDENDS

The net investment income (not including capital gains) of the Fund is determined and declared on each Business Day as a dividend for shareholders of record as of the close of business on that day. Shareholders who own shares at the close of business on the record date will be entitled to receive the dividend. Currently, capital gains of the Fund, if any, will be distributed at least annually. Dividends are paid by the Fund in Federal funds or in additional shares at the discretion of the shareholder on the first business day of each month.

The amount of dividends payable on Trust Class shares will be more than the dividends payable on Retail Class shares because of the distribution fees paid by Retail Class shares.

COUNSEL AND INDEPENDENT PUBLIC ACCOUNTANTS

Morgan, Lewis & Bockius LLP serves as counsel to the Trust. Arthur Andersen LLP serves as the independent public accountants of the Trust.

CUSTODIAN

First National Bank of Commerce in New Orleans acts as Custodian of the Trust. The Custodian holds cash, securities and other assets of the Trust as required by the Investment Company Act of 1940, as amended (the "1940 Act").

DESCRIPTION OF PERMITTED INVESTMENTS AND RISK FACTORS

The following is a description of the permitted investments and investment practices for the Fund and associated risk factors. Further discussion is contained in the Statement of Additional Information.

U.S. TREASURY OBLIGATIONS--U.S. Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury, and separately traded interest and principal component parts of such obligations that are transferable through the Federal book-entry system known as Separately Traded Registered Interest and Principal Securities ("STRIPS"). The Fund does not expect to trade STRIPS actively.

Any guaranty by the U.S. Treasury of the securities in which the Fund invests guarantees only the payment of principal and interest on the guaranteed security and does not guarantee the yield or value of that security or the yield or value of shares of the Fund.

REPURCHASE AGREEMENTS--Repurchase agreements are agreements by which the Fund obtains a security and simultaneously commits to return the security to the seller at an agreed upon price (including principal and interest) on an agreed upon date within a number of days from the date of purchase. Repurchase agreements must be fully collateralized at all times. The Fund bears a risk of loss in the event the other party defaults on its obligations and the Fund is delayed or prevented from its right to dispose of the collateral. The Fund will enter into repurchase agreements only with financial institutions deemed to present minimal risk of bankruptcy during the term of the agreement based on established guidelines. Repurchase agreements are considered loans under the 1940 Act.

SECURITIES LENDING--In order to generate additional income, the Fund may lend securities which it owns pursuant to agreements requiring that the loan be continuously secured by collateral consisting of cash or securities of the U.S. Treasury equal to at least 100% of the market value of the securities lent. The Fund continues to receive interest on the securities lent while simultaneously earning a portion of the return generated from the collateral (or a portion of the return on the investment of cash collateral). Collateral is marked to market daily. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially or become insolvent.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES--When-issued or delayed delivery basis transactions involve the purchase of an instrument with payment and delivery taking place in the future. Delivery of and payment for these securities may occur a month or more after the date of the purchase commitment. To the extent required by the 1940 Act, the Fund will maintain with the custodian a separate account with liquid high grade debt securities or cash in an amount at least equal to these commitments. The interest rate realized on these securities is fixed as of the purchase date and no interest accrues to the Fund before settlement. These securities are subject to market fluctuation due to changes in market interest rates and it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. Although a Fund generally purchases securities on a when-issued or forward commitment basis with the intention of actually acquiring securities for its portfolio, a Fund may dispose of a when-issued security or forward commitment prior to settlement if it deems appropriate.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

Summary...............................   2
Expense Summary.......................   3
The Trust.............................   5
Investment Objectives and Policies....   5
Investment Limitations................   5
Purchase of Shares....................   5
Exchanges.............................   7
Redemption of Shares..................   7
The Adviser...........................   8
The Administrator.....................   9
The Shareholder Servicing Agent and
 Transfer Agent.......................   9
The Distributor.......................   9
Performance...........................  10
Taxes.................................  10
General Information...................  11
Description of Permitted Investments
 and Risk Factors.....................  12

MARQUIS FUNDS (R)

                        Investment Adviser:
                        FIRST NATIONAL BANK OF COMMERCE IN NEW ORLEANS

TREASURY SECURITIES MONEY MARKET FUND

MARQUIS FUNDS (R) (the "Trust") is a mutual fund that offers a convenient and economical means of investing in one or more professionally managed portfolios of securities. This Prospectus offers the Cash Sweep Class shares of the TREASURY SECURITIES MONEY MARKET FUND (the "Fund"), a separate series of the Trust.

This Prospectus sets forth concisely the information about the Fund and the Trust that a prospective investor should know before investing in the Fund. Investors are advised to read this Prospectus and retain it for future
reference. A Statement of Additional Information dated      , 1996 has been
filed with the Securities and Exchange Commission (the "SEC") and is available without charge by calling 1-800-801-1594. The Statement of Additional Information is incorporated into this Prospectus by reference.

AN INVESTMENT IN THE FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT AND THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

 THE TRUST'S SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK INCLUDING, FIRST NATIONAL BANK OF COMMERCE IN NEW ORLEANS OR ANY OF ITS AFFILIATES OR CORRESPONDENTS, INCLUDING FIRST COMMERCE CORPORATION. THE TRUST'S SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THE SHARES INVOLVES RISK, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

     , 1996

                                    SUMMARY

MARQUIS FUNDS (R) (the "Trust") is an open-end management investment company providing a convenient way to invest in professionally managed portfolios of securities. This Summary provides basic information about the Cash Sweep Class shares of the Trust's Treasury Securities Money Market Fund (the "Fund"). The Fund is a separate series of the Trust.

WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES OF THE FUND? The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income by investing exclusively in obligations issued by the U.S. Treasury and in repurchase agreements involving such obligations. There can be no assurance that the Fund will achieve its investment objective.

WHAT ARE THE RISKS INVOLVED WITH AN INVESTMENT IN THE FUND? The investment policies of the Fund entail certain risks and considerations of which an investor should be aware. While the Fund seeks to maintain a net asset value of $1.00 per share, there can be no assurance that the Fund will be able to do this on a continuous basis. There may be other risks involved in the ownership of money market mutual funds.

ARE MY INVESTMENTS INSURED? Any guaranty by the U.S. Government, its agencies or instrumentalities of the securities in which the Fund invests guarantees only the payment of principal and interest on the guaranteed security and does not guarantee the yield or value of that security or the yield or value of shares of the Fund. The Trust's shares are not federally insured by the FDIC or any other government agency.

For more information about the Fund, see "Investment Objective and Policies" and "Description of Permitted Investments and Risk Factors."

HOW DO I PURCHASE SHARES? Cash Sweep Class shares of the Fund are offered at net asset value per share. Cash Sweep Class shares are subject to annual distribution and service fees of .60% of the average daily net assets.

WHO IS THE ADVISER? The Trust Group of First National Bank of Commerce in New Orleans serves as the investment adviser of the Fund. See "Expense Summary" and "The Adviser."

WHO IS THE ADMINISTRATOR? SEI Financial Management Corporation serves as the administrator of the Trust. See "Expense Summary" and "The Administrator."

WHO IS THE TRANSFER AGENT? DST Systems, Inc. serves as shareholder servicing agent, transfer agent and dividend disbursing agent for the Trust. See "The Shareholder Servicing Agent and Transfer Agent."

WHO IS THE DISTRIBUTOR? SEI Financial Services Company serves as distributor of the Trust's shares. See "The Distributor."

HOW ARE DIVIDENDS PAID? Substantially all of the net investment income (exclusive of capital gains) of the Fund is distributed in the form of monthly dividends. Any capital gain is distributed at least annually. Dividends are paid in federal funds or in additional shares at the discretion of the shareholder on the first Business Day of each month. See "Dividends."

                                EXPENSE SUMMARY

SHAREHOLDER TRANSACTION EXPENSES          TREASURY SECURITIES MONEY MARKET FUND
                                                               CASH SWEEP CLASS

Maximum Sales Load Imposed on Purchases (as a percentage of offering
 price)                                                                 None
Maximum Sales Load Imposed on Reinvested Dividends (as a percentage of
 offering price)                                                        None
Maximum Contingent Deferred Sales Charge (as a percentage of original
 purchase price or redemption proceeds, as applicable)                  None
Wire Redemption Fee                                                      $25
Exchange Fee                                                            None

ANNUAL OPERATING EXPENSES                 TREASURY SECURITIES MONEY MARKET FUND
(as a percentage of average net assets)                        CASH SWEEP CLASS

--------------------------------------------------------------------------------
Advisory Fees (after fee waivers) (1)                                       .20%
Administration Fees                                                         .20%
12b-1 Fees (after fee waivers)(1)                                           .60%
Other Expenses                                                              .10%
--------------------------------------------------------------------------------
Total Operating Expenses (after fee waivers) (2)                           1.10%
================================================================================

(1) Each of the Adviser and SEI Financial Services Company (the "Distributor") has waived, on a voluntary basis, a portion of its fee, and the advisory and 12b-1 fees shown reflect these voluntary waivers. Each of the Adviser and the Distributor reserves the right to terminate its waiver at any time in its sole discretion. Absent such waiver, the advisory fee for the Fund would be .30%, and the 12b-1 fee for the Cash Sweep Class shares of the Fund would be .75%.

(2) Absent the Adviser's and the Distributor's voluntary fee waivers, Total Operating Expenses for Cash Sweep Class shares of the Fund would be 1.35%.

EXAMPLE

-------------------------------------------------------------------------------
                                                1 YEAR 3 YEARS 5 YEARS 10 YEARS
-------------------------------------------------------------------------------
You would pay the following expenses on a
$1,000 investment in Cash Sweep Class shares
of the Fund assuming (1) 5% annual return and
(2) redemption at the end of each time period:   $11     $35     $60     $134

THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

The purpose of this table is to assist the investor in understanding the various costs and expenses that may be directly or indirectly borne by investors in Cash Sweep Class shares of the Fund. Shareholders purchasing shares through a financial institution may be charged additional account fees by that institution. The information set forth in the foregoing table and example relates only to Cash Sweep Class shares. The Trust also offers Trust Class shares and Retail Class shares of the Fund which are subject to the same expenses except that Trust Class shares are not charged distribution expenses and Retail Class shares are charged lower distribution expenses than the Cash Sweep Class shares. Additional information may be found under "The Adviser," "The Administrator," and "The Distributor."

THE TRUST

MARQUIS FUNDS(R) (the "Trust") is an open-end management investment company that offers units of beneficial interest ("shares") in its Treasury Securities Money Market Fund (the "Fund"), a diversified mutual fund, through three separate classes: Trust Class, Retail Class, and Cash Sweep Class, which provide for variations in distribution costs, voting rights and dividends. Except for differences between classes, each share of the Fund represents an undivided, proportionate interest in the Fund. This Prospectus relates to the Cash Sweep Class shares of the Fund. Information regarding the Trust Class and Retail Class shares of the Fund and the Trust's other funds is contained in separate prospectuses that may be obtained by calling 1-800-801-1594.

INVESTMENT OBJECTIVES AND POLICIES

The Fund's investment objectives are to preserve principal value and maintain a high degree of liquidity while providing current income. There can be no assurance that the Fund will be able to achieve its investment objectives.

The Fund complies with regulations of the Securities and Exchange Commission applicable to money market funds. These regulations impose certain quality, maturity and diversification restraints on investments by a Fund. Under these regulations, the Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less, and will acquire only obligations maturing in 397 days or less. The Fund will attempt to maintain a net asset value of $1.00 per share, although there can be no assurance that it will be able to do so.

The Fund invests exclusively in obligations issued by the U.S. Treasury ("Treasury Obligations") and backed by its full faith and credit and in repurchase agreements involving such obligations. The Fund may purchase Treasury Obligations on a when-issued or delayed delivery basis. The Fund may also engage in securities lending.

For additional information regarding risks and permitted investments, investment practices and risks, see "Description of Permitted Investments and Risk Factors."

INVESTMENT LIMITATIONS

The following investment limitation is a fundamental policy of the Fund. Fundamental policies cannot be changed with respect to the Fund without the consent of the holders of a majority of the Fund's outstanding shares.

The Fund may not:

1. Purchase securities of any issuer (except securities issued or guaranteed by the United States, its agencies or instrumentalities and repurchase agreements involving such securities) if, as a result, more than 5% of the total assets of the Fund would be invested in the securities of such issuer.

2. Purchase any securities which would cause more than 25% of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to (i) investments in the obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities, and repurchase agreements involving such securities.

3. Make loans, except that the Fund may (i) purchase or hold debt instruments in accordance with its investment objectives and policies; (ii) enter into repurchase agreements; and (iii) engage in securities lending as described in this Prospectus and in the Statement of Additional Information.

Additional investment limitations are set forth in the Statement of Additional Information.

PURCHASE OF SHARES

Investors may purchase Cash Sweep Class shares of the Fund directly from the Trust's shareholder servicing and transfer agent DST Systems, Inc. ("DST") by mail, by wire, or through an automatic investment plan. Shares may also be purchased through broker-dealers, including Marquis Investments, Inc., that have established a dealer
4
agreement with SEI Financial Services Company, the Trust's distributor (the "Distributor"). Cash Sweep Class shares of the Fund are sold on a continuous basis.

BY MAIL

You may purchase Cash Sweep Class shares of the Fund by completing and signing an Account Application form and mailing it, along with a check (or other negotiable bank instrument or money order) payable to "Marquis Funds (Treasury Securities Money Market Fund)," to DST at 210 West 10th Street, Kansas City, MO 64105. You may purchase additional shares at any time by mailing payment to DST. Orders placed by mail will be executed on receipt of your payment. If your check does not clear, your purchase will be cancelled and you could be liable for any losses or fees incurred.

You may obtain Account Application forms by calling 1-800-801-1594.

BY WIRE

You may purchase Cash Sweep Class shares of the Fund by wiring Federal funds, provided that your Account Application has been previously received. You must wire funds to DST and the wire instructions must include your account number. You must call DST at 1-800-471-1144 before wiring any funds. An order to purchase shares by Federal funds wire will be deemed to have been received by the Fund on the Business Day (defined below) of the wire, provided that the shareholder notifies DST prior to 12:00 noon, Central time. If DST does not receive notice by 12:00 noon, Central time, on the Business Day of the wire, the order will be executed on the next Business Day.

AUTOMATIC INVESTMENT PLAN ("AIP")

You may arrange for periodic additional investments in the Fund through automatic deductions by Automated Clearing House ("ACH") from a checking account by completing an AIP Application Form. The minimum pre-authorized investment amount is $50 per month. An AIP Application Form may be obtained by contacting DST at 1-800-471-1144. The AIP is available only for additional investments for an existing account.

GENERAL INFORMATION REGARDING PURCHASES

You may purchase Cash Sweep Class shares of the Fund on any day the New York Stock Exchange is open for business ("Business Days"). However, shares of the Fund cannot be purchased by Federal Reserve wire on Federal holidays restricting wire transfers. The minimum initial investment in Cash Sweep Class shares of the Fund is $2,500 ($500 minimum for individual retirement accounts and employees of First National Bank of Commerce in New Orleans, the Fund's investment adviser (the "Adviser") or its affiliates); however, the Distributor may waive the minimum investment at its discretion. Subsequent purchases of shares must be at least $100, except for purchases through the AIP and payroll deductions, which must be at least $50.

A purchase order for shares will be effective, and eligible to receive dividends declared that same day, on the Business Day the order is received by DST if DST receives the order and payment before 12:00 noon, Central time. A purchase order received (with payment) after this time will be effective on the next Business Day. The purchase price of Cash Sweep Class shares of the Fund is the net asset value per share next computed after the order is received and accepted by the Trust. The Fund expects to maintain its net asset value per share constant at $1.00. The net asset value per share of the Fund is determined by dividing the total value of its investments and other assets, less any liabilities, by its total outstanding shares. The Fund's net asset value per share is calculated as of 3:00 p.m., Central time, each Business Day and is based on the amortized cost method described in the Statement of Additional Information.

The Trust reserves the right to reject a purchase order for shares when the Distributor determines that it is not in the best interest of the Trust and/or its shareholders to accept such order.

Shareholders of record who desire to transfer registration of their shares should contact DST at 1-800-471-1144.
5

PURCHASES THROUGH FINANCIAL INSTITUTIONS

Shares may also be purchased through financial institutions, including the Adviser, that provide distribution assistance or shareholder services to the Trust. Shares purchased by persons ("Customers") through financial institutions may be held of record by the financial institution. Financial institutions may impose an earlier cut-off time for receipt of purchase orders directed through them to allow for processing and transmittal of these orders to the Distributor for effectiveness the same day. Customers should contact their financial institution for information as to that institution's procedures for transmitting purchase, exchange or redemption orders to the Trust.

Customers who desire to transfer the registration of shares beneficially owned by them but held of record by a financial institution should contact the institution to accomplish such change. Certain financial institutions may be required under state law to register as broker/dealers.

Depending upon the terms of a particular Customer account, a financial institution may charge a Customer account fees. Information concerning these services and any charges will be provided to the Customer by the financial institution.

EXCHANGES

You may exchange your shares for Trust Class or Retail Class shares of the Fund or Class A or Class B shares of any other fund of the Trust. You will be subject to the applicable sales charge on exchange unless you qualify for a sales load waiver.

You must have received a current prospectus of the class of shares of the fund into which you wish to move your investment (the "new" fund) before the exchange will be effected. Exchanges will be made only after instructions in writing or by telephone (an "Exchange Request") are received by DST. If an Exchange Request in good order is received by DST by 11:00 a.m. Central time, on any Business Day, the exchange will occur on that day. The exchange privilege may be exercised only in those states where the class or shares of the new fund may legally be sold.

Customers who beneficially own shares held of record by a financial institution should contact that institution if they wish to exchange shares. The institution will contact DST and effect the exchange on behalf of the Customer.

The Trust reserves the right to change the terms or conditions of the exchange privilege discussed herein upon sixty days' notice.

REDEMPTION OF SHARES

You may redeem your shares without charge on any Business Day. There is, however, a $25 charge for wiring redemption proceeds. Shares may be redeemed by mail, by telephone or through a systematic withdrawal plan. Investors who own shares held of record by a financial institution should contact that financial institution for information on how to redeem shares. Shares cannot be redeemed by Federal Reserve wire on Federal holidays restricting wire transfers.

BY MAIL

A written request for redemption must be received by DST in order to constitute a valid redemption request.

If the redemption request exceeds $5,000 or if the request directs the proceeds to be sent or wired to a shareholder or an address different from that on record, DST may require that the signature on the written redemption request be guaranteed. You should be able to obtain a signature guarantee from a bank, broker, dealer, credit union, securities exchange or association, clearing agency or savings association. Notaries public cannot guarantee signatures.

BY TELEPHONE

You may redeem your shares by telephone if you have elected that option on your Account Application. Under most circumstances, payments will be transmitted on the next Business Day following receipt of a valid request for redemption.

You may have the proceeds mailed to your address of record or mailed or wired to a commercial bank account previously designated on your Account Application. There is no charge for having redemption proceeds mailed to you or to a designated bank account, but there is a charge for wiring redemption proceeds.

You may request a wire redemption for redemptions in excess of $500 by calling DST at 1-800-471-1144, who will deduct a wire charge of $25 from the amount of the wire redemption.

Neither the Trust nor DST will be responsible for any loss, liability, cost or expense for acting upon wire instructions or upon telephone instructions that it reasonably believes to be genuine. The Trust and DST will each employ reasonable procedures to confirm that instructions communicated by telephone are genuine, including requiring a form of personal identification prior to acting upon instructions received by telephone and recording telephone instructions. When market conditions are extremely busy, it is possible that you may experience difficulties placing redemption orders by telephone, and may wish to place them by mail.

SYSTEMATIC WITHDRAWAL PLAN ("SWP")

The Fund offers a Systematic Withdrawal Plan which you may use to receive regular distributions from your account. Upon commencement of the SWP, your account must have a current value of $5,000 or more. You may elect to receive automatic payments via check or ACH of $100 or more on a monthly, quarterly, semi-annual or annual basis. You may obtain a SWP Application Form by contacting DST at 1-800-471-1144.

To participate in the SWP, you must have your dividends automatically reinvested. You should realize that if your automatic withdrawals exceed income dividends, your invested principal in the account will be depleted. Thus, depending on the frequency and amounts of the withdrawal payments and/or any fluctuations in the net asset value per share, your original investment could be exhausted entirely. You may change or cancel the SWP at any time on written notice to DST.

OTHER INFORMATION REGARDING REDEMPTIONS

All redemption orders are effected at the net asset value per share next determined after receipt of a valid request for redemption. A redemption order received before 11:00 a.m., Central time, on any Business Day will be effective that day and will receive that day's redemption price. Net asset value per share is determined as of 3:00 p.m., Central time, on each Business Day. Redeemed shares are not entitled to dividends declared on the day the redemption order is effective.

Payment to shareholders for shares redeemed will be made within seven days after DST receives the valid redemption request. At various times, however, the Fund may be requested to redeem shares for which it has not yet received good payment; collection of payment may take 10 or more days. In such circumstances, redemption proceeds will be held pending clearance of the check.

Due to the relatively high costs of handling small investments, the Fund reserves the right to redeem your shares at their net asset value if, because of redemptions, your account in the Fund has a value of less than the minimum initial purchase amount (normally $2,500; $500 for individual retirement accounts and for employees of the Adviser or its affiliates). Accordingly, if you purchase shares of the Fund in only the minimum investment amount, you may be subject to involuntary redemption if you redeem any shares. Before the Fund exercises its right to redeem your shares, you will be given notice that the value of the shares in your account is less than the minimum amount and will be allowed 60 days to make an additional investment in the Fund in an amount which will increase the value of the account to at least the minimum amount.

THE ADVISER

First National Bank of Commerce in New Orleans (the "Adviser"), serves as the Fund's investment adviser. The Adviser, through its Trust Group, makes the investment decisions for the assets of the Fund and continuously reviews, supervises and administers the investment programs of the Fund, subject to the supervision of, and policies established by, the Trustees of the Trust.

As of September 30, 1995, the Adviser's Trust Group managed approximately $2.0 billion in discretionary investment management accounts for individuals, corporations and institutions with widely varying investment needs and objectives. The Trust Group has managed client accounts since 1933 and has managed money market portfolios for the past seven years. The Adviser is a wholly-owned subsidiary of First Commerce Corporation.

The Glass-Steagall Act restricts the securities activities of national banks such as First National Bank of Commerce in New Orleans but the Comptroller of the Currency permits national banks to provide investment advisory and other services to mutual funds. Should the Comptroller's position be challenged successfully in court or reversed by legislation, the Trust might have to make other investment advisory arrangements.

The Trust's shares are not sponsored, endorsed or guaranteed by, and do not constitute obligations or deposits of, the Adviser or First Commerce Corporation and are not insured by the Federal Deposit Insurance Corporation or issued or guaranteed by the U.S. Government or any of its agencies.

The Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of .30% of the Fund's average daily net assets. The Adviser may voluntarily waive a portion of its fee in order to limit the total operating expenses of the Cash Sweep Class shares of the Fund. The Adviser reserves the right, in its sole discretion, to terminate this voluntary fee waiver at any time. For the fiscal year ended September 30, 1994, the Adviser was paid an advisory fee of .20% of the Fund's average net assets.

Gerald S. Dugal is an Assistant Vice President and the Investment Manager for the Marquis Treasury Securities Money Market Fund, Institutional Money Market Fund, and the Tax Exempt Money Market Fund. Mr. Dugal has 10 years of experience in investment trading, brokerage and research. He is licensed as a series 7 securities principal and a series 53 municipal securities principal.

THE ADMINISTRATOR

SEI Financial Management Corporation (the "Administrator"), 680 East Swedesford Road, Wayne, PA 19087 a wholly-owned subsidiary of SEI provides the Trust with administrative services, including fund accounting, regulatory reporting, necessary office space, equipment, personnel, and facilities.

The Administrator is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of .20% of the Fund's average daily net assets.

THE SHAREHOLDER SERVICING AGENT AND TRANSFER AGENT

DST Systems, Inc., 210 West 10th Street, Kansas City, MO 64105, serves as the transfer agent, dividend disbursing agent and shareholder servicing agent for the Trust.

THE DISTRIBUTOR

SEI Financial Services Company (the "Distributor"), a wholly-owned subsidiary of SEI Corporation ("SEI"), serves as distributor. The Cash Sweep Class shares of the Fund have a Rule 12b-1 distribution plan (the "Cash Sweep Class Plan").

As provided in the Distribution Agreement and the Cash Sweep Class Plan, the Trust will pay the Distributor a fee at the annual rate of .75% of the average daily net assets of the Cash Sweep Class shares of the Fund. This fee will be calculated and paid each month based on average daily net assets for that month. The Distributor from time to time may waive a portion of this distribution fee in order to limit the distribution fee for Cash Sweep Class shares of the Fund. The Distributor reserves the right in its sole discretion to terminate this voluntary waiver at any time. The Retail Class and Cash Sweep Class shares of the Fund are offered with different fees.

The Distributor may use such fees to make payments to financial institutions
and
8
intermediaries such as banks (including the Adviser and its affiliates), savings and loan associations, insurance companies, and investment counselors, broker-dealers, and the Distributor's affiliates (collectively, "financial intermediaries") as compensation for shareholder services or as compensation to the Distributor for its services. The Cash Sweep Class Plan is characterized as a compensation plan since this fee will be paid to the Distributor without regard to the distribution assistance or shareholder service expenses incurred by the Distributor or the amount of payments made to financial intermediaries. If the Distributor's expenses are less than its fees, the Trust will still pay the full fee and the Distributor will realize a profit, but the Trust will not be obligated to pay in excess of the full fee, even if the Distributor's actual expenses are higher. The Distributor has agreed, however, to pay the entire amount of the fee to financial intermediaries for shareholder services.

The Fund may also execute brokerage or other agency transactions through an affiliate of the Adviser or through the Distributor, for which the affiliate or the Distributor may receive "usual and customary" compensation. For further information, see the Statement of Additional Information.

PERFORMANCE

From time to time, the Trust may advertise the Fund's "current yield" and "effective compound yield." These figures will fluctuate, as they are based on historical earnings; they are not intended to indicate future performance and the Trust makes no representation concerning actual future yields. The "current yield" of the Fund refers to the income generated by an investment over a seven-day period which is then "annualized". That is, the amount of income generated by an investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment is assumed to be reinvested. The "effective yield" will be slightly higher than the "current yield" because of the compounding effect of this assumed reinvestment.

In addition, the Trust may from time to time compare performance of the Fund to that of other mutual funds tracked by mutual fund rating services, financial and business publications and periodicals, broad groups of comparable mutual funds or unmanaged indices which may assume investment of dividends but generally do not reflect deductions for administrative and management costs or to other investment alternatives.

The performance of Trust Class and Retail Class shares will be higher than that of Cash Sweep Class shares because of the additional distribution fees charged to Cash Sweep Class shares.

TAXES

The following summary of federal income tax consequences is based on current tax laws and regulations, which may be changed by legislative, judicial, or administrative action.

No attempt has been made to present a detailed explanation of the federal, state, or local income tax treatment of the Fund or its shareholders. Accordingly, shareholders are urged to consult their tax advisers regarding specific questions as to federal, state, and local income taxes. State and local tax consequences of an investment in the Fund may differ from the federal income tax consequences described below. Additional information concerning taxes is set forth in the Statement of Additional Information.

TAX STATUS OF THE FUND

The Fund is treated as a separate entity for federal income tax purposes and is not combined with the Trust's other funds. The Fund intends to qualify for the special tax treatment afforded regulated investment companies as defined under Subchapter M of the Internal Revenue Code of 1986, as amended. As long as the Fund qualifies for this special tax treatment, it will be relieved of federal income tax on that part of its net investment income (including, for this purpose, net short-term capital gain) and net capital gain (the excess of net long-term capital gain over net short-term capital loss) which it distributes to shareholders.

TAX STATUS OF DISTRIBUTIONS

The Fund will distribute all of its net investment income (including, for this purpose, net short-term capital gain) to shareholders. Dividends from net investment income will be taxable to shareholders as ordinary income whether received in cash or in additional shares. Any net realized capital gain will be distributed at least annually and will be taxed to shareholders as long-term capital gain, regardless of how long the shareholder has held shares. The Fund will make annual reports to shareholders of the federal income tax status of all distributions.

Income received on Treasury Obligations is exempt from income tax at the state level when received directly and may be exempt, depending on the state, when received by a shareholder from the Fund provided certain conditions are satisfied. Interest received on repurchase agreements collateralized by Treasury Obligations normally is not exempt from state taxation. The Fund will inform shareholders annually of the percentage of income and distributions derived from Treasury Obligations. Shareholders should consult their tax advisers to determine whether any portion of the income dividends received from the Fund is considered tax exempt in their particular states.

Certain securities purchased by the Fund (such as STRIPS) are sold with original issue discount and do not make periodic cash interest payments. The Fund will be required to include as part of its current income the accrued discount on such obligations even though the Fund has not received any interest payments on such obligations during that period. Because the Fund distributes all of its net investment income to its shareholders, the Fund may have to sell portfolio securities to distribute such accrued income, which may occur at a time when the Adviser would not have chosen to sell such securities and which may result in a taxable gain or loss.

Ordinarily, shareholders will include in income all dividends declared by the Fund in the year those dividends are paid. However, dividends declared by the Fund in October, November or December of any year and payable to shareholders of record on a date in one of those months will be deemed to have been paid by the Fund and received by the shareholders on the last day of that month, if paid by the Fund at any time during the following January.

The Fund intends to make sufficient distributions prior to the end of each calendar year to avoid liability for federal excise tax.

GENERAL INFORMATION

THE TRUST

The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 29, 1993. The Declaration of Trust permits the Trust to offer separate series of shares or "funds" and different classes of each fund. In addition to the Fund, the Trust offers the following funds: Government Securities Fund, Louisiana Tax-Free Income Fund, Balanced Fund, Institutional Money Market Fund, Tax Exempt Money Market Fund, Growth Equity Fund and the Value Equity Fund. All consideration received by the Trust for shares of any fund and all assets of such fund belong to that fund and would be subject to liabilities related thereto. The Trust reserves the right to create and issue shares of additional funds.

The Trust pays its operating expenses, including fees of its service providers, audit and legal expenses, expenses of preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial services and registering the shares under Federal and state securities laws, pricing and insurance expenses, and pays additional expenses including litigation and other extraordinary expenses, brokerage costs, interest charges, taxes and organization expenses.

TRUSTEES OF THE TRUST

The management and affairs of the Trust are supervised by the Trustees under the laws of the Commonwealth of Massachusetts. The Trustees have approved contracts under which, as described above, certain companies provide essential management, administrative and shareholder services to the Trust.

VOTING RIGHTS

Each share held entitles the shareholder of record to one vote. Each fund or class will vote separately on matters relating solely to that fund or class. As a Massachusetts business trust, the Trust is not required to hold annual meetings of shareholders but meetings of shareholders will be held from time to time to seek approval for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

REPORTING

The Trust issues unaudited financial information semiannually and audited financial statements annually. The Trust furnishes periodic reports to shareholders of record, and, as necessary, proxy statements for shareholder meetings.

SHAREHOLDER INQUIRIES

Shareholder inquiries should be directed to DST Systems, Inc., P.O. Box 419240, Kansas City, MO 64141-6240 or by calling 1-800-471-1144.

DIVIDENDS

Substantially all of the net investment income (exclusive of capital gains) of the Fund is determined and declared on each Business Day as a dividend for shareholders of record as of the close of business on that day. Shareholders who own shares at the close of business on the record date will be entitled to receive the dividend. Currently, capital gains of the Fund, if any, will be distributed at least annually. Dividends are paid by the Fund in Federal funds or in additional shares at the discretion of the shareholder on the first business day of each month.

The amount of dividends payable on Trust Class and Retail Class shares will be more than the dividends payable on Cash Sweep Class shares because of the additional distribution fees paid by Cash Sweep Class shares.

COUNSEL AND INDEPENDENT PUBLIC ACCOUNTANTS

Morgan, Lewis & Bockius LLP serves as counsel to the Trust. Arthur Andersen LLP serves as the independent public accountants of the Trust.

CUSTODIAN

First National Bank of Commerce in New Orleans acts as Custodian of the Trust. The Custodian holds cash, securities and other assets of the Trust as required by the Investment Company Act of 1940, as amended (the "1940 Act").

DESCRIPTION OF PERMITTED INVESTMENTS AND RISK FACTORS

The following is a description of the permitted investments and investment practices for the Fund and associated risk factors. Further discussion is contained in the Statement of Additional Information.

U.S. TREASURY OBLIGATIONS--U.S. Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury, and separately traded interest and principal component parts of such obligations that are transferable through the Federal book-entry system known as Separately Traded Registered Interest and Principal Securities ("STRIPS"). The Fund does not expect to trade STRIPS actively.

Any guaranty by the U.S. Treasury of the securities in which the Fund invests guarantees only the payment of principal and interest on the guaranteed security and does not guarantee the yield or value of that security or the yield or value of shares of the Fund.

REPURCHASE AGREEMENTS--Repurchase agreements are agreements by which the Fund obtains a security and simultaneously commits to return the security to the seller at an agreed upon price (including principal and interest) on an agreed upon date within a number of days from the date of purchase. Repurchase agreements
11
must be fully collateralized at all times. The Fund bears a risk of loss in the event the other party defaults on its obligations and the Fund is delayed or prevented from its right to dispose of the collateral. The Fund will enter into repurchase agreements only with financial institutions deemed to present minimal risk of bankruptcy during the term of the agreement based on established guidelines. Repurchase agreements are considered loans under the 1940 Act.

SECURITIES LENDING--In order to generate additional income, the Fund may lend securities which it owns pursuant to agreements requiring that the loan be continuously secured by collateral consisting of cash or securities of the U.S. Treasury equal to at least 100% of the market value of the securities lent. The Fund continues to receive interest on the securities lent while simultaneously earning a portion of the return generated from the collateral (or a portion of the return on the investment of cash collateral). Collateral is marked to market daily. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially or become insolvent.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES--When-issued or delayed delivery basis transactions involve the purchase of an instrument with payment and delivery taking place in the future. Delivery of and payment for these securities may occur a month or more after the date of the purchase commitment. To the extent required by the 1940 Act, the Fund will maintain with the custodian a separate account with liquid high grade debt securities or cash in an amount at least equal to these commitments. The interest rate realized on these securities is fixed as of the purchase date and no interest accrues to the Fund before settlement. These securities are subject to market fluctuation due to changes in market interest rates and it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. Although a Fund generally purchases securities on a when-issued or forward commitment basis with the intention of actually acquiring securities for its portfolio, a Fund may dispose of a when-issued security or forward commitment prior to settlement if it deems appropriate.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

Summary...............................   2
Expense Summary.......................   3
The Trust.............................   4
Investment Objectives and Policies....   4
Investment Limitations................   4
Purchase of Shares....................   4
Exchanges.............................   6
Redemption of Shares..................   6
The Adviser...........................   7
The Administrator.....................   8
The Shareholder Servicing Agent and
 Transfer Agent.......................   8
The Distributor.......................   8
Performance...........................   9
Taxes.................................   9
General Information...................  10
Description of Permitted Investments
 and Risk Factors.....................  11

MARQUIS FUNDS (R)

                        Investment Adviser:
                        FIRST NATIONAL BANK OF COMMERCE IN NEW ORLEANS

                     . GOVERNMENT SECURITIES FUND
                     . LOUISIANA TAX-FREE INCOME FUND

                     . BALANCED FUND
                     . VALUE EQUITY FUND

                     . GROWTH EQUITY FUND

MARQUIS FUNDS (R) (the "Trust") is a mutual fund that offers a convenient and economical means of investing in one or more professionally managed portfolios of securities. This Prospectus offers Class A and Class B shares of the following funds (the "Funds" and each a "Fund"), each of which is a separate series of the Trust:

Class A shares are sold with a front-end sales load that will be reduced or waived in certain circumstances. Class B shares are sold subject to annual distribution and service fees and a contingent deferred sales charge that is eliminated five years after purchase, at which point the Class B shares automatically convert into Class A shares.

This Prospectus sets forth concisely the information about the Funds and the Trust that a prospective investor should know before investing in any of the Funds. Investors are advised to read this Prospectus and retain it for future
reference. A Statement of Additional Information dated      , 1996 has been
filed with the Securities and Exchange Commission (the "SEC") and is available without charge by calling 1-800-801-1594. The Statement of Additional Information is incorporated into this Prospectus by reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------
 THE TRUST'S SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK INCLUDING, FIRST NATIONAL BANK OF COMMERCE IN NEW ORLEANS OR ANY OF ITS AFFILIATES OR CORRESPONDENTS, INCLUDING FIRST COMMERCE CORPORATION. THE TRUST'S SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THE SHARES INVOLVES RISK, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.
--------------------------------------------------------------------------------

     , 1996

2

                                    SUMMARY

  MARQUIS FUNDS (R) (the "Trust") is an open-end, management investment company providing a convenient way to invest in professionally managed portfolios of securities. This summary provides basic information about the Class A and the Class B shares of the Trust's Government Securities Fund, Louisiana Tax-Free Income Fund (these two, collectively, the "Fixed Income Funds"), Balanced Fund (formerly the Growth and Income Fund), Value Equity Fund, and Growth Equity Fund (these three, collectively, the "Equity Funds") (each of these five a "Fund"). Each Fund is a separate series of the Trust.

  WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES OF EACH FUND? The GOVERNMENT SECURITIES FUND seeks to provide current income consistent with relative stability of capital by investing primarily in U.S. Government securities. The LOUISIANA TAX-FREE INCOME FUND seeks to provide a level of current income consistent with relative stability of capital by investing primarily in investment grade securities the interest on which is exempt from federal income tax and Louisiana personal income taxes and is not a preference item for purposes of the alternative minimum tax. The BALANCED FUND seeks to provide capital appreciation and current income through the regular payment of dividends and interest by investing in a combination of equity, fixed income and money market instruments. The VALUE EQUITY FUND seeks to provide long-term capital appreciation by investing primarily in equity securities of established companies that have a market capitalization in excess of $500 million and have the potential for capital appreciation. The GROWTH EQUITY FUND seeks to provide long-term capital appreciation by investing primarily in equity securities of established companies with market capitalization in excess of $300 million that have the potential for long-term capital appreciation and growth potential. There can be no assurance that any Fund will achieve its investment objective.

  WHAT ARE THE RISKS INVOLVED WITH AN INVESTMENT IN THE FUNDS? The investment policies of each Fund entail certain risks and considerations of which an investor should be aware. Values of fixed income securities and, correspondingly, share prices of Funds invested in such securities, tend to vary inversely with interest rates and may be affected by other market and economic factors as well. The Louisiana Tax-Free Income Fund, which is a non-diversified fund, will invest primarily in Louisiana municipal securities. Both Fixed Income Funds and the Balanced Fund may also invest in securities that have speculative characteristics. The Balanced, Value Equity and Growth Equity Funds may purchase equity securities that are volatile and may fluctuate in value more than other types of investments.

  ARE MY INVESTMENTS INSURED? Any guaranty by the U.S. Government, its agencies or instrumentalities of the securities in which any Fund invests guarantees only the payment of principal and interest on the guaranteed security and does not guarantee the yield or value of the security or the yield or value of shares of that Fund. The Trust's shares are not federally insured by the FDIC or any other government agency.

  For more information about each Fund, see "Investment Objectives and Policies," "General Investment Policies," and "Description of Permitted Investments and Risk Factors."

  HOW DO I PURCHASE SHARES? The Funds offer two classes of shares to the general public: Class A shares and Class B shares.

  Class A shares are offered at net asset value per share plus a maximum initial sales charge of 3.50%. Certain purchases of Class A shares qualify for waived or reduced initial sales charges. Class A shares of the Funds are not subject to sales charges at the time of redemption and are not assessed any annual distribution fees.

  Class B shares are offered at net asset value per share and are subject to a maximum contingent deferred sales charge of 3.50% of redemption proceeds during the first year, declining each year thereafter to 0% after the fifth year. Class B shares of the Funds pay annual distribution and service fees of
 .75% of their average daily net assets. Class B shares convert automatically to Class A shares five years after the beginning of the calendar month in which the shareholder's purchase order was accepted. For more information on Class A and Class B shares, see "How to Purchase Shares," "Alternative Sales Charge Options" and "The Distributor."

  WHO IS THE ADVISER? The Trust Group of First National Bank of Commerce in New Orleans (the "Adviser") serves as the Adviser to each Fund. See "Expense Summary" and "The Adviser."

  WHO IS THE ADMINISTRATOR? SEI Financial Management Corporation serves as the Administrator of the Trust. See "Expense Summary" and "The Administrator."

  WHO IS THE TRANSFER AGENT? DST Systems, Inc. serves as transfer agent, dividend disbursing agent and shareholder servicing agent for the Trust. See "The Shareholder Servicing Agent and Transfer Agent".

  WHO IS THE DISTRIBUTOR? SEI Financial Services Company serves as distributor of the Trust's shares. See "The Distributor."

  HOW ARE DIVIDENDS PAID? Substantially all of the net investment income (exclusive of capital gains) of each Fund is distributed in the form of periodic dividends. Any net realized capital gain is distributed at least annually. Distributions are paid in additional shares unless the shareholder elects to take the payment in cash. See "Dividends."

3

                                EXPENSE SUMMARY

                                                                       ALL FUNDS
SHAREHOLDER TRANSACTION EXPENSES                                        CLASS A
--------------------------------------------------------------------------------
Maximum Sales Load Imposed on Purchases (as a percentage of offering
 price)                                                                  3.50%
Maximum Sales Load Imposed on Reinvested Dividends (as a percentage
 of offering price)                                                      None
Maximum Contingent Deferred Sales Charge (as a percentage of original
 purchase price or redemption proceeds, as applicable)                   None
Wire Redemption Fee                                                       $25
Exchange Fee                                                             None

ANNUAL OPERATING EXPENSES
(as a percentage of average net assets)

                                     LOUISIANA
                          GOVERNMENT TAX-FREE
                          SECURITIES  INCOME    BALANCED VALUE EQUITY GROWTH EQUITY
-----------------------------------------------------------------------------------
Advisory Fees (after fee
 waivers) (1)                .35%       .00%      .45%       .47%          .59%
Administration Fees (af-
 ter fee waivers) (1)        .20%       .00%      .20%       .20%          .20%
12b-1 Fees                   .00%       .00%      .00%       .00%          .00%
Other Expenses               .15%       .65%(2)   .20%       .23%          .21%(3)
-----------------------------------------------------------------------------------
Total Operating Expenses
 (after fee waivers) (4)     .70%       .65%      .85%       .90%         1.00%
===================================================================================

(1) The Adviser has waived, on a voluntary basis, a portion of its fee, and the advisory fees shown reflect this voluntary waiver. The Adviser reserves the right to terminate its waiver at any time in its sole discretion. Absent such waiver, advisory fees would be as follows:
    Government Securities Fund--.55%; Louisiana Tax-Free Income Fund--.35%; Balanced Fund--.74%, Value Equity Fund--.74% and Growth Equity Fund--.74%. The Administrator waived all of its fee for the Louisiana Tax-Free Income Fund. Absent such waiver, the administration fee would be .20%.
(2) Other Expenses for the Louisiana Tax-Free Income Fund reflects the Advisers reimbursement of expenses of .52% of the Fund's average daily net assets.

(3) Other Expenses for the Growth Equity Fund are based on estimated amounts for the current fiscal year.

(4) Absent the Adviser's and, with respect to the Louisiana Tax-Free Income Fund, Administrator's voluntary fee waiver, Total Operating Expenses for Class A shares would be as follows: Government Securities Fund--.90%; Louisiana Tax-Free Income Fund--1.72%; Balanced Fund--1.14%, Value Equity Fund--1.17% and Growth Equity Fund--1.15%.

EXAMPLE
------------------------------------------------------------------------

                                         1 YEAR 3 YEARS 5 YEARS 10 YEARS
------------------------------------------------------------------------
You would pay the following expenses on
 a $1,000 investment in Class A shares
 assuming (1) imposition of the maximum
 sales load; (2) 5% annual return and
 (3) redemption at the end of each time
 period:
        Government Securities Fund        $42     $57     $73     $119
        Louisiana Tax-Free Income Fund    $41     $55     $70     $113
        Balanced Fund                     $43     $61     $80     $136
        Value Equity Fund                 $44     $63     $83     $142
        Growth Equity Fund                $45     $66     $88     $153
========================================================================

THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

The purpose of the foregoing table and example is to assist the investor in understanding the various costs and expenses that may be directly or indirectly borne by investors in Class A shares of the Funds. Shareholders purchasing shares through a financial institution may be charged additional account fees by that institution. The information set forth in the foregoing table and example relates only to Class A shares. Additional information may be found under "The Adviser," "The Administrator," and "The Distributor."

The rules of the Securities and Exchange Commission require that the maximum sales charge be reflected in the above table. However, certain investors may qualify for reduced sales charges. See "Alternative Sales Charge Options-Class A Shares."

4

                                                                      ALL FUNDS
SHAREHOLDER TRANSACTION EXPENSES                                       CLASS B
-------------------------------------------------------------------------------
Maximum Sales Load Imposed on Purchases
 (as a percentage of offering price)                                     None
Maximum Sales Load Imposed on Reinvested Dividends
 (as a percentage of offering price)                                     None
Maximum Contingent Deferred Sales Charge
 (as a percentage of original purchase price or redemption proceeds,
 as applicable)                                                         3.50%
Wire Redemption Fee                                                       $25
Exchange Fee                                                             None

ANNUAL OPERATING EXPENSES
(as a percentage of average net assets)

                                     LOUISIANA
                          GOVERNMENT TAX-FREE
                          SECURITIES  INCOME     BALANCED VALUE EQUITY GROWTH EQUITY
------------------------------------------------------------------------------------
Advisory Fees (after fee
 waivers) (1)                 .35%      .00%        .45%       .47%         .59%
Administration Fees
 (after fee waivers) (1)      .20%      .00%        .20%       .20%         .20%
12b-1 Fees                    .75%      .75%        .75%       .75%         .75%
Other Expenses                .15%      .65%(2)     .20%       .23%         .21%(3)
------------------------------------------------------------------------------------
Total Operating Expenses
 (after fee waivers) (4)     1.45%     1.40%       1.60%      1.65%        1.75%
====================================================================================

(1) The Adviser has waived, on a voluntary basis, a portion of its fee, and the advisory fees shown reflect this voluntary waiver. The Adviser reserves the right to terminate its waiver at any time in its sole discretion. Absent such waiver, advisory fees would be as follows:
    Government Securities Fund--.55%; Louisiana Tax-Free Income Fund--.35%; Balanced Fund--.74%, Value Equity Fund--.74% and Growth Equity Fund--.74%. The Administrator waived all of its fee for the Louisiana Tax-Free Income Fund. Absent such waiver the administration fee would be .20%.
(2) Other Expenses for the Louisiana Tax Free Income Fund reflects the Advisers reimbursement of expense of .52% of the Fund's average daily net assets.

(3) Other Expenses for the Growth Equity Fund are based on estimated amounts for the current fiscal year.

(4) Absent the Adviser's and, with respect to the Louisiana Tax-Free Income Fund Administrator's, voluntary fee waiver, Total Operating Expenses for Class B shares would be as follows: Government Securities Fund--1.65%; Louisiana Tax-Free Income Fund--2.47%; Balanced Fund--1.89%; Value Equity Fund--1.92% and Growth Equity Fund--1.90%.

EXAMPLE
-------------------------------------------------------------------------------

                                               1 YEAR 3 YEARS 5 YEARS 10 YEARS
------------------------------------------------------------------------------
You would pay the following expenses on a
 $1,000 investment in Class B shares assuming
 (1) deduction of the maximum contingent
 deferred sales charge applicable and (2) 5%
 annual return:
      Government Securities Fund
        Assuming a complete redemption at end
         of period                              $50     $66    $ 84     $174
        Assuming no redemptions                 $15     $46    $ 79     $174
      Louisiana Tax-Free Income Fund
        Assuming a complete redemption at end
         of period                              $49     $64    $ 82     $168
        Assuming no redemptions                 $14     $44    $ 77     $168
      Balanced Fund
        Assuming a complete redemption at end
         of period                              $51     $70    $ 92     $190
        Assuming no redemptions                 $16     $50    $ 87     $190
      Value Equity Fund
        Assuming a complete redemption at end
         of period                              $52     $72    $ 95     $195
        Assuming no redemptions                 $17     $52    $ 90     $195
      Growth Equity Fund
        Assuming a complete redemption at end
         of period                              $53     $75    $100     $206
        Assuming no redemptions                 $18     $55    $ 95     $206
==============================================================================

THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

The purpose of the foregoing table and example is to assist the investor in understanding the various costs and expenses that may be directly or indirectly borne by investors in Class B shares of the Funds. The information set forth in the foregoing table and example relates only to Class B shares.

Additional information may be found under "The Adviser," "The Administrator," and "The Distributor."

Long-term Class B shareholders may eventually pay more than the economic equivalent of the maximum front-end sales charges otherwise permitted by National Association of Securities Dealers, Inc.'s Rules of Fair Practice.

5

FINANCIAL HIGHLIGHTS

The following financial highlights for a share outstanding throughout the year, insofar as they relate to the fiscal year ended September 30, 1994, have been audited by Arthur Andersen LLP, independent public accountants, whose report thereon was unqualified. This information should be read in conjunction with the Trust's financial statements and notes thereto which are included in the Statement of Additional Information under the heading "Financial Information." Additional performance information is set forth in the Trust's 1994 Annual Report to Shareholders and is available upon request and without charge by calling 1-800-471-1144. The Growth Equity Fund did not commence operations at September 30, 1994.

For a Class A Share Outstanding Throughout the Period

                              REALIZED                                                                      RATIO OF   RATIO OF
                                 AND                                                                        EXPENSES  NET INCOME
        NET ASSET            UNREALIZED  DISTRIBUTIONS NET ASSET          NET ASSETS  RATIO OF   RATIO OF  TO AVERAGE TO AVERAGE
          VALUE      NET      GAINS OR     FROM NET      VALUE              END OF    EXPENSES  NET INCOME NET ASSETS NET ASSETS
        BEGINNING INVESTMENT (LOSSES) ON  INVESTMENT    END OF    TOTAL     PERIOD   TO AVERAGE TO AVERAGE (EXCLUDING (EXCLUDING
        OF PERIOD   INCOME   INVESTMENTS    INCOME      PERIOD   RETURN     (000)    NET ASSETS NET ASSETS  WAIVERS)   WAIVERS)
        --------- ---------- ----------- ------------- --------- -------  ---------- ---------- ---------- ---------- ----------
 GOVERNMENT SECURITIES FUND CLASS A
 1994    $10.00      0.43       (0.59)       (0.43)      $9.41   (1.66)%+  $97,562      0.70%      4.43%      0.90%      4.23%
 LOUISIANA TAX-FREE INCOME FUND CLASS A
 1994    $10.00      0.36       (0.62)       (0.36)      $9.38   (2.68)%+  $ 6,971      0.65%      4.10%      1.72%      3.03%
 BALANCED FUND CLASS A
 1994    $10.00      0.31       (0.41)       (0.31)      $9.59   (1.02)%+  $71,379      0.85%      3.18%      1.14%      2.89%
 VALUE EQUITY FUND CLASS A
 1994    $10.00      0.18       (0.35)       (0.18)      $9.65   (1.64)%+  $41,922      0.90%      1.95%      1.17%      1.68%
        PORTFOLIO
        TURNOVER
          RATE
        ---------
 GOVERNMENT SECURITIES FUND CLASS A
 1994     37.80%
 LOUISIANA TAX-FREE INCOME FUND CLASS A
 1994     30.31%
 BALANCED FUND CLASS A
 1994     64.09%
 VALUE EQUITY FUND CLASS A
 1994    161.42%

--------
+ Returns, excluding sales charges, are for the period indicated and have been annualized.

6

FINANCIAL HIGHLIGHTS

The following financial highlights for a share outstanding throughout the year, insofar as they relate to the fiscal year ended September 30, 1994, have been audited by Arthur Andersen LLP, independent public accountants, whose report thereon was unqualified. This information should be read in conjunction with the Trust's financial statements and notes thereto which are included in the Statement of Additional Information under the heading "Financial Information." Additional performance information is set forth in the Trust's 1994 Annual Report to Shareholders and is available upon request and without charge by calling 1-800-471-1144. The Growth Equity Fund did not commence operations at September 30, 1994.

For a Class B Share Outstanding Throughout the Period

                                 REALIZED                                                                      RATIO OF
                                    AND                                                                        EXPENSES
           NET ASSET            UNREALIZED  DISTRIBUTIONS NET ASSET          NET ASSETS  RATIO OF   RATIO OF  TO AVERAGE
             VALUE      NET      GAINS OR     FROM NET      VALUE              END OF    EXPENSES  NET INCOME NET ASSETS
           BEGINNING INVESTMENT (LOSSES) ON  INVESTMENT    END OF    TOTAL     PERIOD   TO AVERAGE TO AVERAGE (EXCLUDING
           OF PERIOD   INCOME   INVESTMENTS    INCOME      PERIOD   RETURN     (000)    NET ASSETS NET ASSETS  WAIVERS)
           --------- ---------- ----------- ------------- --------- -------  ---------- ---------- ---------- ----------
 GOVERNMENT SECURITIES FUND CLASS B
 1994(1)    $10.04      0.31       (0.58)       (0.31)      $9.46   (2.84)%+    $147       1.45%*     3.88%*     1.69%*
 LOUISIANA TAX-FREE INCOME FUND CLASS B
 1994(2)    $ 9.87      0.27       (0.48)       (0.27)      $9.39   (2.58)%+    $601       1.40%*     3.35%*     2.47%*
 BALANCED FUND CLASS B
 1994(1)    $10.03      0.18       (0.39)       (0.18)      $9.64   (2.24)%+    $868       1.60%*     2.55%*     1.94%*
 VALUE EQUITY FUND CLASS B
 1994(1)    $ 9.95      0.08       (0.25)       (0.08)      $9.70   (1.82)%+    $389       1.65%*     1.30%*     1.93%*
            RATIO OF
           NET INCOME
           TO AVERAGE
           NET ASSETS PORTFOLIO
           (EXCLUDING TURNOVER
            WAIVERS)    RATE
           ---------- ---------
 GOVERNMENT SECURITIES FUND CLASS B
 1994(1)      3.64%*    37.80%
 LOUISIANA TAX-FREE INCOME FUND CLASS B
 1994(2)      2.28%*    30.31%
 BALANCED FUND CLASS B
 1994(1)      2.21%*    64.09%
 VALUE EQUITY FUND CLASS B
 1994(1)      1.02%*   161.42%

--------
+ Returns, excluding sales charges, are for the period indicated and have been annualized.
*   Annualized.
(1) Commenced operations on October 22, 1993.
(2) Commenced operations on November 22, 1993.

7

THE TRUST

MARQUIS FUNDS(R) (the "Trust") is an open-end management investment company that offers units of beneficial interest ("shares") in the Funds through two separate classes, Class A and Class B, which provide for variations in sales charges, distribution costs, voting rights and dividends. Except for these differences between classes, each share of each Fund represents an undivided, proportionate interest in that Fund. Each Fund is a diversified mutual fund, except for the Louisiana Tax-Free Income Fund, which is non-diversified. Information regarding shares of the Trust's Treasury Securities Money Market Fund, Institutional Money Market Fund and Tax Exempt Money Market Fund (the "Money Market Funds") is contained in separate prospectuses that may be obtained by calling 1-800-801-1594.

INVESTMENT OBJECTIVES AND POLICIES

THE GOVERNMENT SECURITIES FUND seeks to provide current income consistent with relative stability of capital.

Under normal conditions, the Fund will invest at least 65% of its total assets in obligations issued or guaranteed as to principal and interest by the U.S. Government or its agencies and instrumentalities ("U.S. Government securities"). The Fund may also invest in the following securities if, at the time of purchase, the security either has the requisite rating from a nationally recognized statistical rating organization ("NRSRO") or is of comparable quality as determined by First National Bank of Commerce in New Orleans (the "Adviser"): (i) corporate bonds and debentures rated in one of the four highest rating categories by an NRSRO; (ii) privately issued mortgage-backed securities rated in the highest rating category by an NRSRO; (iii) asset-backed securities rated in the highest rating category by an NRSRO; (iv) repurchase agreements involving any of the foregoing securities (including U.S. Government securities); and (v) Money Market Securities (as defined in the "Description of Permitted Investments and Risk Factors"). For a description of ratings, see "Appendix."

Normally, the Fund will maintain a dollar-weighted average portfolio maturity of three to ten years; however, under certain circumstances this average weighted maturity may fall below three years. In determining the maturity of mortgage-backed securities, the Adviser will use the estimated average life of such securities. There are no restrictions on the maturity of any single instrument.

THE LOUISIANA TAX-FREE INCOME FUND (the "Louisiana Fund") seeks to provide a level of current income consistent with relative stability of capital.

The Fund will invest at least 80% of its net assets in fixed income securities the interest on which, in the opinion of bond counsel for the issuer, is exempt from federal income tax ("Municipal Securities") and is not a preference item for purposes of the alternative minimum tax. Under normal conditions, at least 65% of the Louisiana's Fund's total assets will be invested in Municipal Securities the interest on which is exempt from personal income taxes imposed by the State of Louisiana ("Louisiana Municipal Securities"). The Fund may invest up to 20% of its net assets in (i) Municipal Securities the interest on which is a preference item for purposes of the alternative minimum tax and (ii) taxable investments, including Money Market Securities.

The Louisiana Fund may purchase the following types of Municipal Securities (including Louisiana Municipal Securities) only if such securities, at the time of purchase, either have the requisite rating from a NRSRO or are of comparable quality as determined by the Adviser: (i) bonds and debentures rated in one of the four highest rating categories by an NRSRO; (ii) notes and certificates of participation rated in one of the three highest rating categories; and (iii) commercial paper rated in one of the two highest rating categories.

Normally, the Fund will maintain a dollar-weighted average portfolio maturity of seven to fifteen years; however, under certain circumstances this average weighted maturity may fall below seven years. There are no restrictions on the maturity of any single instrument.

8

LOUISIANA RISK FACTORS--The Louisiana Fund is more susceptible to factors adversely affecting issuers of Louisiana Municipal Securities than is a comparable municipal bond fund that does not focus its investments in Louisiana Municipal Securities. Although its economy has improved somewhat in recent years, Louisiana experienced severe financial difficulties in the late 1980s and continues to face the risks associated with a non-diversified economy. In particular, the significance of the oil and gas industry in Louisiana's economy has resulted in financial difficulties during unfavorable markets for oil and gas products and in financial benefits during favorable markets.

Louisiana is working to expand economic development activities that will take advantage of its replenishable natural resources such as timber, water for aquaculture, fish and seafood related products and related industrial uses of such resources. The state is also pursuing further development of its transportation capabilities by expanding port-related activities and improving its highways and airports. Legal gaming in New Orleans, Baton Rouge, Shreveport, and Lake Charles has contributed to increased construction and service-sector employment. The state sees gaming as a source of tourism rejuvenation, with riverboats and a land-based casino in New Orleans approved for operation.

General obligations of Louisiana are currently rated A- and Baa1, by S&P and Moody's, respectively. There can be no assurance that the economic conditions on which these ratings are based will continue or that particular bond issues may not be adversely affected by changes in economic, political or other conditions. If either Louisiana or any of its local governmental entities is unable to meet its financial obligations, the income derived by the Fund, the Fund's net asset value, the ability to preserve or realize appreciation of the Fund's capital or the Fund's liquidity could be adversely affected.

NON-DIVERSIFICATION--Investment in the Louisiana Fund, a non-diversified company, may entail greater risk than would investment in a diversified company. The Fund's ability to focus its investments on a fewer number of issuers means that any economic, political, or regulatory developments affecting the value of the securities in the Fund's portfolio could have a greater impact on the total value of the portfolio than would be the case if the portfolio were diversified among more issuers.

The Fund intends to comply with the diversification requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

THE BALANCED FUND seeks to provide capital appreciation and current income through regular payments of dividends and interest.

Under normal conditions, the Fund will invest between 30% and 75% of its total assets in common stocks, warrants, rights to purchase common stocks, debt securities convertible into common stocks and preferred stocks of established companies with market capitalizations in excess of $500 million (together, "equity securities"). The Fund may also invest in equity securities of foreign issuers traded in the United States, including American Depositary Receipts ("ADRs"). The Fund will purchase only those common stocks that are traded on registered exchanges or actively traded in the over-the-counter market.

Under normal conditions, the Fund will invest between 25% and 70% of its total assets in fixed income securities (other than Money Market Securities) consisting of the following, but only if, at the time of purchase, such securities either have the requisite rating from an NRSRO or are of comparable quality as determined by the Adviser: (i) U.S. Government securities; (ii) privately issued mortgage-backed securities rated in the highest rating category; (iii) asset-backed securities rated in the highest rating category; or (iv) corporate bonds and notes and bank obligations rated in one of the four highest rating categories. The Fund will maintain at least 25% of its assets in fixed income senior securities. The Fund is not subject to any maturity restrictions on its investments in non-Money Market securities.

The Fund may also invest in Money Market Securities.

9

In making allocation decisions, the Adviser will evaluate projections of risk, market and economic conditions, volatility, yields and expected return. Because the Fund in part seeks capital appreciation, the Adviser does not intend to make frequent changes in asset allocation.

THE VALUE EQUITY FUND seeks to provide long-term capital appreciation.

The Fund will be as fully invested as practicable (at least 65% of its total assets under normal conditions) in common stocks, warrants, rights to purchase common stocks, debt securities convertible to common stocks and preferred stocks (together, "equity securities"). The Fund will invest primarily in equity securities of established companies with equity-market capitalizations in excess of $500 million that the Adviser believes to have potential for capital appreciation based on the soundness of the issuer and the company's relative value based on an analysis of various fundamental financial characteristics, including earnings yield, book value, cash flow, anticipated future growth of dividends and earnings estimates. Although capital appreciation is the primary purpose for investing in a security, the Fund will focus on companies that pay current dividends. The Fund may invest in equity securities of foreign issuers traded in the United States, including ADRs. The Fund may also invest in Money Market Securities.

The Fund's portfolio turnover rate for the fiscal year ended September 30, 1994 was 161.42%. This rate of turnover will likely result in higher brokerage commissions and higher levels of realized capital gains than if the turnover rate was lower.

THE GROWTH EQUITY FUND seeks to provide long-term capital appreciation.

The Fund will be as fully invested as practicable (at least 65% of its total assets under normal conditions) in common stocks, warrants, rights to purchase common stocks, debt securities convertible to common stocks and preferred stocks (together, "equity securities"). The Fund will primarily invest in equity securities of established companies with equity market capitalizations in excess of $300 million that the Adviser believes to have potential for capital appreciation. The Adviser initiates purchase and sale decisions based on such growth and profitability measures as return on equity, earnings growth, sales growth and expected return. Capital appreciation is the primary purpose of the Fund. Current dividend income is a secondary consideration. The Fund may invest in equity securities of foreign issuers traded in the United States, including ADRs. The Fund may also invest in Money Market Securities.

For additional information regarding risks and permitted investments, investment practices and risks, see "Description of Permitted Investments and Risk Factors."

GENERAL INVESTMENT POLICIES

For temporary defensive purposes when the Adviser determines that market conditions warrant, each Fund may invest up to 100% of its assets in Money Market Securities and cash. To the extent a Fund is investing for temporary defensive purposes, the Fund will not be pursuing its investment objective.

Each Fund, except the Value Equity Fund and Growth Equity Fund, may purchase securities on a when-issued or delayed delivery basis.

Debt rated in the fourth highest ratings category such as BBB by Standard & Poor's Corporation ("S&P") or Baa by Moody's Investor Services ("Moody's") is regarded as having an adequate capacity to pay interest and repay principal. Such securities are considered to have speculative characteristics.

INVESTMENT LIMITATIONS

The following investment limitations are fundamental policies of the Funds. Fundamental policies cannot be changed with respect to the Funds without the consent of the holders of a majority of the Fund's outstanding shares.

10

A Fund may not:

1. Purchase securities of any issuer (except securities issued or guaranteed by the United States, its agencies or instrumentalities and repurchase agreements involving such securities) if, as a result, more than 5% of the total assets of the Fund would be invested in the securities of such issuer or more than 10% of the outstanding voting securities of such issuer would be owned by the Fund. This restriction applies to 75% of the Fund's assets. This restriction does not apply to the Louisiana Fund.

2. Purchase any securities which would cause more than 25% of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to (i) investments in the obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities, and repurchase agreements involving such securities; and (ii) tax-exempt securities issued by governments or political subdivisions of governments. For purposes of this limitation (i) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; (iii) supranational entities will be considered to be a separate industry; and (iv) asset-backed securities secured by distinct types of assets, such as truck and auto loan leases, credit card receivables and home equity loans, will each be considered a separate industry.

3. Make loans except that the Fund may (i) purchase or hold debt instruments in accordance with its investment objectives and policies; (ii) enter into repurchase agreements; and (iii) engage in securities lending as described in this Prospectus and in the Statement of Additional Information.

The foregoing percentages will apply at the time of the purchase of a security. Additional investment limitations are set forth in the Statement of Additional Information.

HOW TO PURCHASE SHARES

Class A shares and Class B shares of the Funds may be purchased directly from the shareholder servicing and transfer agent, DST Systems, Inc. ("DST") by mail, by wire or through an automatic investment plan ("AIP"). Shares may also be purchased through broker-dealers, including Marquis Investments, Inc., that have established a dealer agreement with SEI Financial Services Company, the Trust's distributor ("the Distributor").

HOW TO PURCHASE BY MAIL

You may purchase Class A or Class B shares of a Fund by completing and signing an Account Application form and mailing it, along with a check (or other negotiable bank instrument or money order) payable to "Marquis Funds (Fund
Name)," to DST at 210 West 10th Street, Kansas City, MO 64105. You may purchase additional shares at any time by mailing payment to DST. Orders placed by mail will be executed on receipt of your payment. If your check does not clear, your purchase will be cancelled and you could be liable for any losses or fees incurred.

You may obtain Account Application forms by calling 1-800-801-1594.

HOW TO PURCHASE BY WIRE

You may purchase shares by wiring Federal funds, provided that your Account Application has been previously received. You must wire funds to DST and the wire instructions must include your account number. You must call DST at 1-800-471-1144 before wiring any funds. An order to purchase shares by Federal funds wire will be deemed to have been received by the Fund on the Business Day (defined below) of the wire; provided that the shareholder notifies DST prior to 3:00 p.m., Central time. If DST does not receive notice by 3:00 p.m., Central time, on the Business Day of the wire, the order will be executed on the next Business Day.

11

HOW TO PURCHASE THROUGH AN AUTOMATIC INVESTMENT PLAN ("AIP")

You may arrange for periodic additional investments in the Funds through automatic deductions by Automated Clearing House ("ACH") from a checking account by completing an AIP Application Form. The minimum pre-authorized investment amount is $50 per month. An AIP Application Form may be obtained by contacting DST at 1-800-471-1144. The AIP is available only for additional investments for an existing account.

GENERAL INFORMATION

You may purchase Class A shares and Class B shares of the Funds on any day the New York Stock Exchange is open for business ("Business Days"). However, shares of the Funds cannot be purchased by Federal Reserve wire on Federal holidays restricting wire transfers. The minimum initial investment in either class of any Fund is $2,500 ($500 minimum for individual retirement accounts and employees of First National Bank of Commerce in New Orleans, the Funds' investment adviser (the "Adviser") or its affiliates); however, the Distributor may waive the minimum investment at its discretion. Subsequent purchases of shares must be at least $100 except for purchases through the AIP and payroll deductions, which must be at least $50.

A purchase order for shares will be effective as of the Business Day received by the Distributor if the Distributor receives the order and payment before 3:00 p.m., Central time. The purchase price of Class A shares of a Fund is the net asset value next determined after the purchase order is effective plus the applicable sales load, if any. The purchase price of Class B shares is the net asset value next determined after the purchase order is effective.

The net asset value per share of any Fund is determined as of the close of trading on the New York Stock Exchange (currently, 3:00 p.m., Central time) on each Business Day by dividing the total market value of that Fund's investments and other assets, less any liabilities, by the total outstanding shares of the Fund. Purchases will be made in full and fractional shares calculated to three decimal places. Pursuant to guidelines adopted and monitored by the Trustees of the Trust, each Fund may use a pricing service to provide market quotations or fair market valuations. A pricing service may derive such valuations through the use of a matrix system to value fixed income securities which considers factors such as securities prices, yield features, ratings, and developments related to a specific security. Although the methodology and procedures for determining net asset value are identical for both classes of a Fund, the net asset value per share of such classes may differ because of the distribution expenses charged to Class B shares.

The Trust reserves the right to reject a purchase order for shares when the Distributor determines that it is not in the best interest of the Trust and/or its shareholders to accept such order.

Shareholders who own their shares of record and who desire to transfer registration of their shares should contact DST at 1-800-471-1144.

HOW TO PURCHASE THROUGH FINANCIAL INSTITUTIONS

Shares may also be purchased through financial institutions, including the Adviser, that provide distribution assistance or shareholder services to the Trust. Shares purchased by persons ("Customers") through financial institutions may be held of record by the financial institution. Financial institutions may impose an earlier cut-off time for receipt of purchase orders directed through them to allow for processing and transmittal of these orders to the Distributor for effectiveness the same day. Customers should contact their financial institution for information as to that institution's procedures for transmitting purchase, exchange or redemption orders to the Trust.

Customers who desire to transfer the registration of shares beneficially owned by them but held of record by a financial institution should contact the institution to accomplish such change.

Depending upon the terms of a particular Customer account, a financial institution may

12

charge a Customer account fees. Information concerning these services and any charges will be provided to the Customer by the financial institution. Certain of these financial institutions may be required under state law to register as broker/dealers.

ALTERNATIVE SALES CHARGE OPTIONS

THE TWO ALTERNATIVES: OVERVIEW

You may purchase shares of the Funds at a price equal to their net asset value per share plus a sales charge which, at your election, may be imposed either
(i) at the time of the purchase (Class A "initial sales charge alternative"), or (ii) on a contingent deferred basis (the Class B "deferred sales charge alternative"). Each class represents a Fund's interest in the portfolio of investments. The classes have the same rights and are identical in all respects except that (i) Class B shares bear the expenses of the deferred sales arrangement and distribution and service fees resulting from such sales arrangement, (ii) each class has exclusive voting rights with respect to approvals of any Rule 12b-1 distribution plan related to that specific class (although Class B shareholders may vote on any distribution fees imposed on Class A shares so long as Class B shares convert into Class A shares) and (iii) only Class B shares carry a conversion feature. Each class has different exchange privileges. See "Exchanges." Sales personnel of broker-dealers distributing the Funds' shares, and other persons entitled to receive compensation for selling such shares, may receive differing compensation for selling Class A or Class B shares.

The alternative purchase arrangement permits you to choose the method of purchasing shares that is more beneficial to you. The amount of your purchase, the length of time you expect to hold the shares, and whether you wish to receive dividends in cash or in additional shares will all be factors in determining which sales charge option is best for you. You should consider whether, over the time you expect to maintain your investment, the accumulated distribution and service fees and contingent deferred sales charges on Class B shares prior to conversion would be less than the initial sales charge on Class A shares, and to what extent such differential would be offset by the expected higher yield of Class A shares. Class A shares will normally be more beneficial to you if you qualify for reduced sales charges as described below.

The Trustees of the Trust have determined that currently no conflict of interest exists between the Class A and Class B shares. On an ongoing basis, the Trustees of the Trust, pursuant to their fiduciary duties under the Investment Company Act of 1940, as amended (the "1940 Act") and state laws, will seek to ensure that no such conflict arises.

CLASS A SHARES

Sales Load The following table shows the regular sales charge on Class A shares to a "single purchaser" (defined below) together with the sales charge that is reallowed to certain financial intermediaries (the "reallowance").

                                      SALES      SALES    REALLOWANCE
                                    CHARGE AS  CHARGE AS      AS
                                   PERCENTAGE  PERCENTAGE PERCENTAGE
             AMOUNT                OF OFFERING   OF NET   OF OFFERING
               OF                   PRICE PER    AMOUNT    PRICE PER
            PURCHASE                  SHARE     INVESTED     SHARE
            --------               ----------- ---------- -----------
Less than $100,000                    3.50%       3.63%      3.15%
$100,000 but less than $250,000       2.50%       2.56%      2.25%
$250,000 but less than $500,000       2.00%       2.04%      1.80%
$500,000 but less than $1,000,000     1.50%       1.52%      1.35%
$1,000,000 and above                  none        none       none

The sales charge shown in the table is the maximum sales charge that applies to sales through financial intermediaries. With respect to purchases of Class A shares of $1,000,000 or more, payment equal to as much as 1.00% of the purchase price may be paid by the Adviser and/or Administrator to financial intermediaries through which sales are made. The Distributor may, from time to time in its sole discretion, institute one or more promotional incentive programs, which will be paid by the Distributor from the sales charge it receives or from any other source available to it. Under any such program, the Distributor will

13

provide promotional incentives, in the form of cash or other compensation, including merchandise, airline vouchers, trips and vacation packages, to all dealers selling shares of the Funds. Such promotional incentives will be offered uniformly to all dealers and predicated upon the amount of shares of the Funds sold by the dealer. Under certain circumstances, reallowances of up to the amount of the entire sales charge may be paid to certain financial institutions, who might then be deemed to be "underwriters" under the Securities Act of 1933. Commission rates may vary among the Funds.

Reduced Sales Charge:
Rights of Accumulation

In calculating the sales charge rates applicable to current purchases of Class A shares, a "single purchaser" is entitled to cumulate current purchases with the current market value of previously purchased Class A shares of the Funds sold subject to a comparable sales charge.

The term "single purchaser" refers to (i) an individual, (ii) an individual and spouse purchasing shares of the Funds for their own account or for trust or custodial accounts for their minor children, and (iii) a fiduciary purchasing for any one trust, estate or fiduciary account, including employee benefit plans created under Sections 401 or 457 of the Internal Revenue Code of 1986, as amended (the "Code") including related plans of the same employer.

To exercise your right of accumulation based upon shares you already own, you must ask the Distributor for this reduced sales charge at the time of your additional purchase and provide the account number(s) of the investor, as applicable, the investor and spouse, and their minor children. The Funds may amend or terminate this right of accumulation at any time as to subsequent purchases.

Reduced Sales Charge: Letter of Intent

By submitting a Letter of Intent (the "Letter") to the Distributor, a "single purchaser" may purchase shares of the Funds during a 13-month period at the reduced sales charge rates applying to the aggregate amount of the intended purchases stated in the Letter. The Letter may apply to purchases made up to 90 days before the date of the Letter. To receive credit for such prior purchases and later purchases benefitting from the Letter, you must notify the Transfer Agent at the time the Letter is submitted that there are prior purchases that may apply, and notify the Transfer Agent again at the time of later purchases that such purchases are applicable under the Letter.

Waiver of Sales Load

No sales charge is imposed on shares of the Funds: (i) issued as dividends and capital gain distributions; (ii) acquired through the exercise of exchange privileges described below; (iii) sold to officers, directors or trustees, employees and retirees (and their spouses and immediate family members) of the Trust, First Commerce Corporation and its subsidiaries, affiliates, and correspondents, and the Distributor and its subsidiaries and affiliates; (iv) sold to certain accounts for which the Adviser or subsidiaries, affiliates and correspondents of First Commerce Corporation serve in a fiduciary, agency or custodial capacity; (v) issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Trust is a party; (vi) purchased with the proceeds of employee benefit plan distributions for which the Adviser and its affiliates act in a fiduciary capacity; or (vii) purchased within thirty days of a redemption of Class A shares of such Funds (only to the amount of such redemption). In addition, if you acquire Class A shares of a Fund through an exchange of shares of a Money Market Fund, you will not be charged a sales load on any portion of your investment on which you were previously subject to the Funds' sales charges. You must notify the Distributor at the time of your purchase if you are eligible for a waiver of the sales load.

CLASS B SHARES

Contingent Deferred Sales Charge

If you redeem your Class B shares within five years of purchase, you will pay a contingent deferred

14

sales charge at the rates set forth below. You will not be required to pay the contingent deferred sales charge on exchange of your Class B shares of any Fund for Class B shares of any other Fund. See "Exchanges." The charge is assessed on an amount equal to the lesser of the then-current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no charge is assessed on shares derived from reinvestment of dividends or capital gain distributions.

                                                     CONTINGENT DEFERRED SALES
                                                      CHARGE AS A PERCENTAGE
   YEAR SINCE                                            OF DOLLAR  AMOUNT
    PURCHASE                                             SUBJECT TO CHARGE
   ----------                                        -------------------------
   First                                                       3.50%
   Second                                                      2.75%
   Third                                                       2.00%
   Fourth                                                      1.25%
   Fifth                                                       0.50%
   Sixth                                                       None

In determining whether a particular redemption is subject to a contingent deferred sales charge, it is assumed that the redemption is first of any Class A shares in the shareholder's Fund account, second of shares held for over five years or shares acquired pursuant to reinvestment of dividends or other distributions and third of shares held longest during the five-year period. This method should result in the lowest possible sales charge.

The contingent deferred sales charge is waived on redemption of shares (i) following the death or disability (as defined in the Code) of a shareholder, or
(ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder who has attained the age of 70 1/2. A shareholder, or his or her representative, must notify the Transfer Agent prior to the time of redemption if such circumstances exist and the shareholder is eligible for this waiver.

CONVERSION FEATURE. At the end of the period ending five years after the beginning of the month in which the shares were issued. Class B shares will automatically convert to Class A shares and will no longer be subject to the distribution and service fees. Such conversion will be on the basis of the relative net asset values of the two classes.

EXCHANGES

Exchanges are generally made at net asset value. You may exchange Class A or Class B shares of any Fund for Class A or Class B shares, respectively, of any other Fund without paying any additional sales charge. You may exchange an investment in Class A shares of any Fund for shares of the Money Market Fund, and move your investment back into Class A shares of any Fund, without paying any additional sales charge.

For purposes of calculating the Class B shares' five year conversion period or contingent deferred sales charge payable upon redemption, the holding period of Class B shares of the "old" Fund and the holding period for Class B shares of the "new" Fund are aggregated.

You must have received a current prospectus of the Fund into which you wish to move your investment before the exchange will be effected. Exchanges will be made only after instructions in writing or by telephone (an "Exchange Request") are received by DST. If an Exchange Request in good order is received by DST by 3:00 p.m. Central time, on any Business Day, the exchange will occur on that day. The exchange privilege may be exercised only in those states where the class or shares of the "new" fund may legally be sold.

Customers who beneficially own shares held of record by a financial institution should contact that institution if they wish to exchange shares. The institution will contact DST and effect the exchange on behalf of the Customer.

The Trust reserves the right to change the terms or conditions of the exchange privilege discussed herein upon sixty days' notice.

REDEMPTION OF SHARES

You may redeem your shares without charge on any Business Day. There is, however, a $25 charge for wiring redemption proceeds. Shares may be redeemed by mail, by telephone or

15

through a systematic withdrawal plan. Investors who own shares held of record by a financial institution should contact that institution for information on how to redeem shares.

BY MAIL

A written request for redemption must be received by DST in order to constitute a valid redemption request.

If the redemption request exceeds $5,000, or if the request directs the proceeds to be sent or wired to a shareholder or an address different from that on record, DST may require that the signature on the written redemption request be guaranteed. You should be able to obtain a signature guarantee from a bank, broker, dealer, credit union, securities exchange or association, clearing agency or savings association. Notaries public cannot guarantee signatures.

BY TELEPHONE

You may redeem your shares by telephone if you have elected that option on the Account Application. Under most circumstances, payments will be transmitted on the next Business Day following receipt of a valid request for redemption. You may have the proceeds mailed to your address or wired to a commercial bank account previously designated on your Account Application. There is no charge for having redemption proceeds mailed to you, but there is a $25 charge for wiring redemption proceeds.

You may request a wire redemption for redemptions in excess of $500 by calling DST at 1-800-471-1144, who will deduct a wire charge of $25 from the amount of the wire redemption. Shares cannot be redeemed by Federal Reserve wire on Federal holidays restricting wire transfers.

Neither DST nor the Trust will be responsible for any loss, liability, cost or expense for acting upon wire or telephone instructions that it reasonably believes to be genuine. The Trust and DST will each employ reasonable procedures to confirm that instructions communicated by telephone are genuine, including requiring a form of personal identification prior to acting upon instructions received by telephone and recording telephone instructions. When market conditions are extremely busy, it is possible that you may experience difficulties placing redemption orders by telephone, and may wish to place them by mail.

SYSTEMATIC WITHDRAWAL PLAN ("SWP")

The Funds offer a Systematic Withdrawal Plan ("SWP"), which you may use to receive regular distributions from your account. Upon commencement of the SWP, your account must have a current value of $5,000 or more. You may elect to receive automatic payments via check or ACH of $100 or more on a monthly, quarterly, semi-annual or annual basis. You may obtain an SWP Application Form by contacting DST at 1-800-471-1144.

To participate in the SWP, you must have your dividends automatically reinvested. You should realize that if your automatic withdrawals exceed income dividends, your invested principal in the account will be depleted. Thus, depending on the frequency and amounts of the withdrawal payments and/or any fluctuations in the net asset value per share, your original investment could be exhausted entirely. You may change or cancel the SWP at any time on written notice to DST.

It is generally not in your best interest to be participating in the SWP at the same time that you are purchasing additional shares if you have to pay a sales load in connection with such purchases. Because automatic withdrawals of Class B shares will be subject to the contingent deferred sales charge, it may not be in the best interest of Class B shareholders to participate in the SWP.

OTHER INFORMATION REGARDING REDEMPTIONS

All redemption orders are effected at the net asset value per share next determined after receipt of a valid request for redemption, reduced by any applicable contingent deferred sales charge for Class B shares. Net asset value per share is determined as of 3:00 p.m., Central time, on each Business Day.

16


Payment to shareholders for shares redeemed will be made within seven days after DST receives the valid redemption request. At various times, however, a Fund may be requested to redeem shares for which it has not yet received good payment; collection of payment may take ten or more days. In such circumstances, redemption proceeds will be held pending clearance of the check.

Due to the relatively high costs of handling small investments, each Fund reserves the right to redeem your shares at net asset value, less any applicable contingent deferred sales charge, if, because of redemptions, your account in any Fund has a value of less than the minimum initial purchase amount (normally $2,500; $500 for individual retirement accounts and employees of the Adviser or its affiliates). Accordingly, if you purchase shares of any Fund in only the minimum investment amount, you may be subject to involuntary redemption if you redeem any shares. Before any Fund exercises its right to redeem such shares, you will be given notice that the value of the shares in your account is less than the minimum amount and will be allowed 60 days to make an additional investment in such Fund in an amount which will increase the value of the account to at least the minimum amount.

THE ADVISER

First National Bank of Commerce in New Orleans (the "Adviser"), 210 Baronne Street, New Orleans, Louisiana 70112, serves as each Fund's investment adviser under an advisory agreement (the "Advisory Agreement") with the Trust. The Adviser, through its Trust Group, makes the investment decisions for the assets of the Funds and continuously reviews, supervises and administers the investment programs of the Funds, subject to the supervision of, and policies established by, the Trustees of the Trust.

As of September 30, 1995, the Adviser's Trust Group managed approximately $2.0 billion in discretionary investment management accounts for individuals, corporations and institutions with widely varying investment needs and objectives. The Trust Group has managed assets with similar investment objectives and policies to those of the Funds for the past seven years. The Adviser has provided investment management services since 1933. The Adviser is a wholly-owned subsidiary of First Commerce Corporation.

The Glass-Steagall Act restricts the securities activities of national banks such as First National Bank of Commerce in New Orleans but the Comptroller of the Currency permits national banks to provide investment advisory and other services to mutual funds. Should the Comptroller's position be challenged successfully in court or reversed by legislation, the Trust might have to make other investment advisory arrangements.

The Trust's shares are not sponsored, endorsed or guaranteed by, and do not constitute obligations or deposits of, the Adviser or First Commerce Corporation and are not insured by the FDIC or issued or guaranteed by the U.S. Government or any of its agencies.

The Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of .55% of the average daily net assets of the Government Securities Fund, .74% of the average daily net assets of each of the Balanced Fund and Value Equity Fund and .35% of the average daily net assets of the Louisiana Fund and .74% for the Growth Equity Fund. The Adviser may voluntarily waive a portion of its fees in order to limit the total operating expenses of the Funds. The Adviser reserves the right, in its sole discretion, to terminate these voluntary fee waivers at any time. For the fiscal year ended September 30, 1994, the Adviser was paid an advisory fee of .35% of the Government Securities Fund, .00% of the Louisiana Tax-Free Income Fund, .45% of the Balanced Fund, and .47% of the Value Equity Fund, based on each Fund's average net assets.

John C. Portwood, CFA, Senior Vice President of the Adviser, has oversight responsibility of the portfolio managers of all the Funds since the Funds' inception. With over 27 years of investment management experience, Mr. Portwood has been the manager of the Adviser's Trust Investment Division for the past seven years.

17


Kevin P. Reed, Vice President of the Adviser and Director of Fixed Income, is the portfolio manager for the Government Securities Fund, the Louisiana Tax-Free Income Fund, and co-manager of the Balanced Fund since inception. For the past eleven years, Mr. Reed has been a portfolio manager with the Adviser's Trust Investment Division.

Effective September 1, 1994, James C. McElroy, CFA, Vice President and Director of Portfolio Management for the Adviser, became the co-manager of the Balanced Fund and portfolio manager of the Value Equity Fund. Mr McElroy, who has more than 12 years of portfolio management experience, joined the Adviser in January 1994. Prior to that, Mr. McElroy served in similar capacities with Zeliff, Wallace Advisory (1991-1993) and C&S Investment Advisors (1981-1990).

Mr. Dean S. Mailhes, CFA, Vice President and Trust Investment Officer for the Advisor is the portfolio manager for the Growth Equity Fund. Mr. Mailhes has more than 14 years of portfolio manager experience, and joined the Advisor in October 1995. He is a portfolio manager at the Advisor's affiliate bank, Central Bank of Monroe, and prior to that he was with American Bank in Baton Rouge, LA.

THE ADMINISTRATOR

SEI Financial Management Corporation (the "Administrator"), 680 East Swedesford Road, Wayne, PA 19087, a wholly-owned subsidiary of SEI Corporation ("SEI"), and the Trust are parties to an Administration Agreement (the "Administration Agreement"). Under the terms of the Administration Agreement, the Administrator provides the Trust with administrative services, other than investment advisory services, including all regulatory reporting, necessary office space, equipment, personnel, and facilities.

The Administrator is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of .20% of the average daily net assets of the Funds.

THE SHAREHOLDER SERVICING AGENT AND TRANSFER AGENT

DST Systems, Inc., 210 West 10th Street, Kansas City, MO 64105, serves as the dividend disbursing agent and shareholder servicing agent for the Trust. DST also acts as transfer agent for the Trust under a Transfer Agent Agreement.

THE DISTRIBUTOR

Class A shares of the Funds are sold with a front-end sales load. Class B shares of the Funds have a Rule 12b-1 distribution plan (the "Class B Plan"). SEI Financial Services Company (the "Distributor"), 680 East Swedesford Road, Wayne, PA 19087, a wholly-owned subsidiary of SEI and the Trust are parties to a distribution agreement ("Distribution Agreement"). As provided in the Distribution Agreement and the Class B Plan, the Trust pays the Distributor a fee at an annual rate of up to .75% of the average daily net assets of the Class B shares of the Funds. This fee will be calculated and paid each month based on average daily net assets for that month. Out of this fee, the Distributor pays .25% of the average daily net assets of the Class B shares to financial institutions and intermediaries such as banks (including the Adviser and its affiliates), savings and loan associations, insurance companies, and investment counselors, broker-dealers, and the Distributor's affiliates (collectively, "financial intermediaries") as compensation for providing shareholder services. The Distributor may use the balance of the fee received from the Funds to make payments to financial intermediaries as compensation for services or as reimbursement of distribution assistance or shareholder service expenses incurred by the Distributor. The Class B Plan is characterized as a compensation plan since the distribution fee is paid to the Distributor without regard to the distribution assistance or shareholder service expenses incurred by the Distributor or the amount of payments made to financial intermediaries.

If the Distributor's expenses are less than its fees, the Trust will still pay the full fee and the Distributor will realize a profit, but the Trust will not be obligated to pay in excess of the full fee, even if the Distributor's actual expenses are higher.

18

The Funds may also execute brokerage or other agency transactions through an affiliate of the Adviser or through the Distributor for which the affiliate or the Distributor may receive "usual and customary" compensation. For further information, see the Statement of Additional Information.

PERFORMANCE

From time to time, the Funds may advertise yield and total return. These figures will be based on historical earnings and are not intended to indicate future performance. The yield of a Fund refers to the annualized income generated by an investment in the Fund over a specified 30-day period. The yield is calculated by assuming that the same amount of income generated by the investment during that period is generated in each 30-day period over one year and is shown as a percentage of the investment. The Louisiana Fund may also advertise a "tax-equivalent yield," which is calculated by determining the rate of return that would have to be achieved on a fully taxable investment to produce the after-tax equivalent of this Fund's yield, assuming certain tax brackets for the shareholder.

The total return of a Fund refers to the average compounded rate of return to a hypothetical investment, net of any sales charge imposed on Class A shares or including the contingent deferred sales charge imposed on Class B shares redeemed at the end of the specified period covered by the total return figure, for designated time periods (including but not limited to, the period from which the Fund commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period and assuming the reinvestment of all dividend and capital gain distributions. The total return of a Fund may also be quoted as a dollar amount or on an aggregate basis, an actual basis, without inclusion of any front-end or contingent sales charges, or with a reduced sales charge in advertisements distributed to investors entitled to a reduced sales charge.

A Fund may periodically compare its performance to that of other mutual funds tracked by mutual fund rating services (such as Lipper Analytical), financial and business publications and periodicals, of broad groups of comparable mutual funds, unmanaged indices which may assume investment of dividends but generally do not reflect deductions for administrative and management costs or to other investment alternatives. The Fund may quote Morningstar, Inc., a service that ranks mutual funds on the basis of risk-adjusted performance. The Fund may quote Ibbotson Associates of Chicago, Illinois, which provides historical returns of the capital markets in the U.S. The Fund may use long term performance of these capital markets to demonstrate general long-term risk versus reward scenarios and could include the value of a hypothetical investment in any of the capital markets. The Fund may also quote financial and business publications and periodicals as they relate to fund management, investment philosophy, and investment techniques.

The Fund may quote various measures of volatility and benchmark correlation in advertising and may compare these measures to those of other funds. Measures of volatility attempt to compare historical share price fluctuations or total returns to a benchmark while measures of benchmark correlation indicate how valid a comparative benchmark might be. Measures of volatility and correlation are calculated using averages of historical data and cannot be calculated precisely.

The performance of Class A and Class B shares of a Fund will differ because of the different sales charge structures of the classes and because of the distribution fees charged to Class B shares.

TAXES

The following summary of federal income tax consequences is based on current tax laws and regulations, which may be changed by legislative, judicial, or administrative action.

No attempt has been made to present a detailed explanation of the federal, state, or local income tax treatment of a Fund or its shareholders. Accordingly, shareholders are urged to consult their tax advisers regarding specific questions as to federal, state, and local income taxes. State and local tax consequences on an investment in a Fund may differ from the federal income tax consequences described below. Additional information concerning taxes is set forth in the Statement of Additional Information.

19

TAX STATUS OF THE FUNDS

Each Fund is treated as a separate entity for federal income tax purposes and is not combined with the Trust's other Funds. Each Fund intends to qualify for the special tax treatment afforded regulated investment companies as defined under Subchapter M of the Code. As long as each Fund qualifies for this special tax treatment, it will be relieved of federal income tax on that part of its net investment income and net capital gain (the excess of net long-term capital gain over net short-term capital loss) which it distributes to shareholders.

TAX STATUS OF DISTRIBUTIONS

Each Fund will distribute all of its net investment income (including, for this purpose, net short-term capital gain) to shareholders. Dividends from net investment income will be taxable to shareholders as ordinary income whether received in cash or in additional shares. Distributions from net investment income will qualify for the dividends-received deduction for corporate shareholders only to the extent such distributions are derived from dividends paid by domestic corporations. It can be expected that only certain dividends of the Equity Funds, and none of the Fixed Income Funds, will qualify for that deduction. Any net realized capital gains will be distributed at least annually and will be taxed to shareholders as long-term capital gains, regardless of how long the shareholder has held shares. Distributions from net capital gains do not qualify for the dividends-received deduction. Each Fund will make annual reports to shareholders of the federal income tax status of all distributions, including the amount of dividends eligible for the dividends-received deduction.

Certain securities purchased by a Fund (such as STRIPS, TRs, TIGRs and CATS, defined in "Description of Permitted Investments and Risk Factors") are sold with original issue discount and thus do not make periodic cash interest payments. Each Fund will be required to include as part of its current income the accrued discount on such obligations even though the Fund has not received any interest payments on such obligations during that period. Because each Fund distributes all of its net investment income to its shareholders, a Fund may have to sell portfolio securities to distribute such accrued income, which may occur at a time when the Adviser would not have chosen to sell such securities and which may result in a taxable gain or loss.

Income received on direct U.S. government obligations is exempt from income tax at the state level when received directly and may be exempt, depending on the state, when received by a shareholder provided certain state-specific conditions are satisfied. The Government Securities Fund will inform shareholders annually of the percentage of income and distributions derived from direct U.S. obligations. Shareholders should consult their tax advisers to determine whether any portion of the income dividends received from a Fund is considered tax exempt in their particular state.

Ordinarily, shareholders will include in income all dividends declared by the Fund in the year those dividends are paid. However, dividends declared by a Fund in October, November or December of any year and payable to shareholders of record on a date in one of those months will be deemed to have been paid by the Fund and received by the shareholders on the last day of that month, if paid by the Fund at any time during the following January.

Each Fund intends to make sufficient distributions prior to the end of each calendar year to avoid liability for federal excise tax.

A sale, exchange, or redemption of a Fund's shares is a taxable event to the shareholder.

STATE TAXES

The Trust has obtained a ruling from the Louisiana Department of Revenue and Taxation to the effect the distributions to shareholders of the Louisiana Fund who are Louisiana residents, which are derived from interest on tax-exempt obligations of the State of Louisiana or its political subdivisions and certain obligations of the United States or its territories, will not be subject to Louisiana income tax. Distributions derived from long-term or short-term capital gains on such obligations, or from dividends on capital gains on other types of obligations will be subject to Louisiana individual and corporate income taxes. A Louisiana resident will also be required to take into account for

20

Louisiana individual and corporate income tax purposes capital gains or losses realized from a redemption, sale or exchange of shares of the Louisiana Fund. To the extent distributions from the Louisiana Fund are included in the capital of corporate shareholders otherwise subject to the Louisiana corporate franchise tax, such investments or distributions will be subject to Louisiana franchise tax. Shareholders should consult their own tax advisers with respect to the state, local and foreign tax consequences of investing in the Funds.

GENERAL INFORMATION

THE TRUST

The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 29, 1993. The Declaration of Trust permits the Trust to offer separate series of shares or "funds" and different classes of each fund. In addition to the Funds, the Trust offers a Treasury Securities Money Market Fund, Institutional Money Market Fund, and a Tax Exempt Money Market Fund. All consideration received by the Trust for shares of any fund and all assets of such fund belong to that fund and would be subject to liabilities related thereto. The Trust reserves the right to create and issue shares of additional funds.

The Trust pays its operating expenses, including fees of its service providers, audit and legal expenses, expenses of preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial services and registering the shares under Federal and state securities laws, pricing and insurance expenses, and pays additional expenses including litigation and other extraordinary expenses, brokerage costs, interest charges, taxes and organization expenses.

TRUSTEES OF THE TRUST

The management and affairs of the Trust are supervised by the Trustees under the laws of the Commonwealth of Massachusetts. The Trustees have approved contracts under which, as described above, certain companies provide essential management, administrative and shareholder services to the Trust.

VOTING RIGHTS

Each share held entitles the shareholder of record to one vote. Each fund or class will vote separately on matters relating solely to that fund or class. As a Massachusetts business trust, the Trust is not required to hold annual meetings of shareholders but meetings of shareholders will be held from time to time to seek approval for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

REPORTING

The Trust issues unaudited financial information semiannually and audited financial statements annually. The Trust furnishes periodic reports to shareholders of record, and, as necessary, proxy statements for shareholder meetings.

SHAREHOLDER INQUIRIES

Shareholder inquiries should be directed to DST Systems, Inc., P.O. Box 419240, Kansas City, MO 64141-6240, or by calling 1-800-471-1144.

DIVIDENDS

Substantially all net investment income (not including capital gains) is declared and paid monthly for each Fixed Income Fund and declared and paid quarterly for each Equity Fund. Shareholders who own shares at the close of business on the record date will be entitled to receive the dividend. Each Fund intends to pay such dividends on the first business day of the month following the month the dividend was declared. Currently, capital gains of the Funds, if any, will be distributed at least annually.

Shareholders automatically receive all income dividends and capital gain distributions in additional shares at the net asset value next determined following the record date, unless the

21

shareholder has elected to take such payment in cash. Shareholders may change their election by providing written notice to the Administrator at least 15 days prior to the distribution.

Dividends and other distributions of the Funds are paid on a per-share basis. The value of each share will be reduced by the amount of the payment. If shares are purchased shortly before the record date for a dividend or the distribution of capital gains, a shareholder will pay the full price for the shares and receive some portion of the price back as a taxable dividend or other distribution. The amount of dividends payable on Class A shares will be more than the dividends payable on the Class B shares because of the distribution and service fees paid by Class B shares.

COUNSEL AND INDEPENDENT PUBLIC ACCOUNTANTS

Morgan, Lewis & Bockius LLP serves as counsel to the Trust. Arthur Andersen LLP serves as the independent public accountants of the Trust.

CUSTODIAN

First National Bank of Commerce in New Orleans acts as Custodian of the Trust. The Custodian holds cash, securities and other assets of the Trust as required by the Investment Company Act of 1940, as amended (the "1940 Act").

DESCRIPTION OF PERMITTED INVESTMENTS AND RISK FACTORS

The following is a description of the permitted investments and investment practices for the various Funds, and associated risk factors. Further discussion is contained in the Statement of Additional Information.

AMERICAN DEPOSITARY RECEIPTS--American Depository Receipts ("ADRs") are securities typically issued by a U.S. financial institution. ADRs evidence ownership interests in a pool of securities issued by a foreign issuer and deposited with the depositary. ADRs may be available through "sponsored" and "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the underlying security. Holders of unsponsored depositary receipts generally bear all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities. Foreign investments involve risks that are different from investments in securities of U.S. issuers. These risks may include future unfavorable political and economic developments, possible withholding taxes, seizure of foreign deposits, currency controls, interest limitations or other governmental restrictions which might affect payment of principal or interest. Additionally, there may be less public information available about foreign issuers. The Equity Funds may invest in sponsored and unsponsored ADRs.

ASSET-BACKED SECURITIES--Asset-backed securities are securities secured by non-mortgage assets such as company receivables, truck and auto loans, leases, and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for purpose of owning such assets and issuing such debt.

Asset-backed securities are not issued or guaranteed by the U.S. Government or its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and for a certain period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities. The purchase of asset-backed securities raises risk considerations peculiar to the financing of the instruments underlying such securities. For example, there is a risk that another party could acquire an interest in the obligations superior to that of the holders of the

22

asset-backed securities. There also is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. Asset-backed securities entail prepayment risk, which may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities. In addition, credit card receivables are unsecured obligations of the card holder.

The market for asset-backed securities is at a relatively early stage of development. Accordingly, there may be a limited secondary market for such securities. The Government Securities Fund and the Balanced Fund may invest in these and in other asset-backed securities that may be created in the future if the Adviser determines they are suitable.

BANKERS' ACCEPTANCES--Bankers' acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Bankers' acceptances are used by corporations to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less. All Funds are permitted to invest in bankers' acceptances.

CERTIFICATES OF DEPOSIT--Certificates of deposit are interest bearing instruments with a specific short-term maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit with penalties for early withdrawal will be considered illiquid. All Funds are permitted to invest in certificates of deposit.

COMMERCIAL PAPER--Commercial paper is a term used to describe unsecured short-term promissory notes issued by corporations and other entities. Maturities on these issues vary from a few to 270 days. All Funds are permitted to invest in commercial paper.

CONVERTIBLE SECURITIES--Convertible securities are corporate securities that are exchangeable for a set number of another security at a prestated price. Convertible securities typically have characteristics similar to both fixed income and equity securities. Because of the conversion feature, the market value of convertible securities tends to move together with the market value of the underlying stock. The value of convertible securities is also affected by prevailing interest rates, the credit quality of the issuer, and any call provisions. The Equity Funds are permitted to invest in convertible securities.

EQUITY SECURITIES--Equity securities include common stocks, preferred stocks, warrants to acquire common stock, and securities convertible into common stock. Investments in equity securities are subject to market risks that may cause their prices to fluctuate over time. Changes in the value of portfolio securities will not necessarily affect cash income derived from these securities but will affect a Fund's net asset value.

FIXED INCOME SECURITIES--Fixed income securities include bonds, notes, debentures and other interest-bearing securities that represent indebtedness. The market value of the fixed income investments in which the Funds invest will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Changes by recognized agencies in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Changes in the value of these securities will not necessarily affect cash income derived from these securities but will affect a Fund's net asset value.

FUTURES AND OPTIONS ON FUTURES--Each of the Funds may invest in futures and options on futures to a limited extent. Specifically, a Fund may enter into futures contracts and options on futures contracts traded on an exchange regulated by the Commodities Futures Trading Commission

23

("CFTC") if, to the extent that such futures and options are not for "bona fide hedging purposes" (as defined by the CFTC), the aggregate initial margin and premiums on such positions (excluding the amount by which options are in the money) do not exceed 5% of that Fund's net assets. In addition, a Fund may enter into futures contracts and options on futures only to the extent that obligations under such contracts or transactions, together with options on securities, represent not more than 25% of the Fund's assets.

The Funds may buy and sell futures contracts and related options to manage their exposure to changing interest rates and security prices. Some futures strategies, including selling futures, buying puts and writing calls, reduce a Fund's exposure to price fluctuations. Other strategies, including buying futures, writing puts and buying calls, tend to increase market exposure. Futures and options may be combined with each other in order to adjust the risk and return characteristics of the overall portfolio. The Funds may invest in futures and related options based on any type of security or index traded on U.S. or foreign exchanges or over-the-counter, as long as the underlying security, or securities represented by an index, are permitted investments of the Funds.

Options and futures can be volatile instruments, and involve certain risks. If the Adviser applies a hedge at an inappropriate time or judges interest rates incorrectly, options and futures strategies may lower a Fund's return. A Fund could also experience losses if the prices of its options and futures positions were poorly correlated with its other instruments, or if it could not close out its positions because of an illiquid secondary market.

In order to cover any obligations it may have under options or futures contracts, the Fund will either own the underlying asset, have a contract to acquire such an asset without additional cost or set aside, in a segregated account, high quality liquid assets in an amount at least equal in value to such obligations.

ILLIQUID SECURITIES--Illiquid securities are securities which cannot be disposed of within seven business days at approximately the price at which they are being carried on a Fund's books. An illiquid security includes a demand instrument with a demand notice period exceeding seven days, if there is no secondary market for such security and repurchase agreements of over 7 days in length. Each Fund will not invest more than 15% of its net assets in such instruments.

MONEY MARKET SECURITIES--Money market securities are high-quality, dollar-denominated, short-term debt instruments. They consist of: (i) bankers' acceptances, certificates of deposits, notes and time deposits of highly-rated U.S. banks and U.S. branches of foreign banks; (ii) U.S. Treasury obligations and obligations issued or guaranteed by the agencies and instrumentalities of the U.S. Government; (iii) high quality commercial paper issued by U.S. and foreign corporations; (iv) debt obligations with a maturity of one year or less issued by corporations with outstanding high-quality commercial paper; and (v) repurchase agreements involving any of the foregoing obligations entered into with highly-rated banks and broker-dealers.

MORTGAGE-BACKED SECURITIES--Mortgage-backed securities are instruments which entitle the holder to a share of all interest and principal payments from mortgages underlying the security. The mortgages backing these securities include conventional thirty-year fixed rate mortgages, graduated payment mortgages, and adjustable rate mortgages. During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. Prepayment of mortgages which underlie securities purchased at a premium often results in capital losses, while prepayment of mortgages purchased at a discount often results in capital gains. Because of these unpredictable prepayment characteristics, it is often not possible to predict accurately the average life or realized yield of a particular issue.

Government Pass-Through Securities: These are securities that are issued or guaranteed by a U.S. Government agency representing an interest in a pool of mortgage loans. The primary issuers or

24

guarantors of these mortgage-backed securities are GNMA, FNMA and FHLMC. FNMA and FHLMC obligations are not backed by the full faith and credit of the U.S. Government as GNMA certificates are, but FNMA and FHLMC securities are supported by the instrumentalities' right to borrow from the United States Treasury. Each of GNMA, FNMA and FHLMC guarantees timely distributions of interest to certificate holders. Each of GNMA and FNMA also guarantees timely distributions of scheduled principal. FHLMC has in the past guaranteed only the ultimate collection of principal of the underlying mortgage loan; however, FHLMC now issues Mortgage-Backed Securities (FHLMC Gold PCs) which also guarantees timely payment of monthly principal reduction. Government and private guarantees do not extend to the securities' value, which is likely to vary inversely with fluctuations in interest rates.

Private Pass-Through Securities: These are mortgage-backed securities issued by a non-governmental entity such as a trust, which securities include collateralized mortgage obligations ("CMOs") and real estate mortgage investment conditions ("REMICs"), that are rated in one of the top two rating categories. While they are generally structured with one or more types of credit enhancement, Private Pass-Through Securities typically lack a guarantee by an entity having the credit status of a governmental agency or instrumentality.

CMOs: CMOs are debt obligations or multiclass pass-through certificates issued by agencies or instrumentalities of the U.S. Government or by private originators or investors in mortgage loans. In a CMO, series of bonds or certificates are annually issued in multiple classes. Principal and interest paid on the underlying mortgage assets may be allocated among the several classes of a series of a CMO in a variety of ways. Each class of a CMO, often referred to as a "tranche" is issued with a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal payments on the underlying mortgage assets may cause CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of any premium paid.

REMICs: A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code and invests in certain mortgages principally secured by interests in real property. Investors may purchase beneficial interests in REMICs, which are known as "regular" interests, or "residual" interests. Guaranteed REMIC pass-through certificates ("REMIC Certificates") issued by FNMA or FHLMC represent beneficial ownership interests in a REMIC trust consisting principally of mortgage loans or FNMA, FHLMC or GNMA-guaranteed mortgage pass-through certificates. For FHLMC REMIC Certificates, FHLMC guarantees the timely payment of interest, and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates. FNMA REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by FNMA.

Stripped Mortgage-Backed Securities ("SMBs"): SMBs are usually structured with two classes that receive specified proportions of the monthly interest and principal payments from a pool of mortgage securities. One class may receive all of the interest payments and is thus termed an interest-only class ("IO"), while the other class may receive all of the principal payments and is thus termed the principal-only class ("PO"). The value of IOs tends to increase as rates rise and decrease as rates fall; the opposite is true of POs. SMBs are extremely sensitive to changes in interest rates because of the impact thereon of prepayment of principal on the underlying mortgage securities. The market for SMBs is not as fully developed as other markets; SMBs therefore may be illiquid.

Risk Factors: Due to the possibility of prepayments of the underlying mortgage instruments, mortgage-backed securities generally do not have a known maturity. In the absence of a known maturity, market participants generally refer to an estimated average life. An average life estimate is a function of an assumption regarding anticipated prepayment patterns, based upon current interest rates, current conditions in the relevant housing markets and other factors. The assumption is necessarily subjective, and thus

25

different market participants can produce different average life estimates with regard to the same security. There can be no assurance that estimated average life will be a security's actual average life.

MUNICIPAL SECURITIES--Municipal securities consist of (i) debt obligations issued by or on behalf of public authorities to obtain funds to be used for various public facilities, for refunding outstanding obligations, for general operating expenses, and for lending such funds to other public institutions and facilities, and (ii) certain private activity and industrial development bonds issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair, or improvement of privately operated facilities. General obligation bonds are backed by the taxing power of the issuing municipality. Revenue bonds are backed by the revenues of a project or facility; tolls from a toll bridge for example. Certificates of participation represent an interest in an underlying obligation or commitment such as an obligation issued in connection with a leasing arrangement. The payment of principal and interest on private activity and industrial development bonds generally is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

Municipal securities include general obligation notes, tax anticipation notes, revenue anticipation notes, bond anticipation notes, certificates of indebtedness, demand notes, and construction loan notes. Municipal bonds include general obligation bonds, revenue or special obligation bonds, private activity and industrial development bonds.

The Louisiana Fund currently contemplates that it will not invest more than 25% of its total assets (at market value at the time of purchase) in: (a) securities, the interest of which is paid from revenues of projects with similar characteristics; or (b) industrial development bonds.

OPTIONS--Put and call options for various securities and indices are traded on national securities exchanges. Options may be used by a Fund from time to time as the Adviser deems to be appropriate. Options will generally be used for hedging purposes.

A put option gives the purchase of the option the right to sell, and the writer the obligation to buy, the underlying security at any time during the option period. A call option gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. The initial purchase (sale) of an option contract is an "opening transaction." In order to close out an option position, a Fund may enter into a "closing transaction"--the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened.

Although a Fund will engage in option transactions as hedging transactions, there are risks associated with such investments including the following: (i) the success of a hedging strategy may depend on the ability of the Adviser to predict movements in the prices of the individual securities, fluctuations in markets and movements in interest rates; (ii) there may be an imperfect or no correlation between the changes in market value of the securities held by a Fund and the prices of options; (iii) there may not be a liquid secondary market for options; and (iv) while a Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security. Each Fund is permitted to engage in option transactions with respect to securities that are permitted investments and related indices. Any Fund that writes call options will write only covered call options.

The aggregate value of option positions may not exceed 10% of a Fund's net assets as of the time such options are entered into by a Fund.

RECEIPTS--TRs, TIGRs and CATS--interests in separately traded interest and principal component parts of U.S. Treasury obligations that are issued by banks or brokerage firms and are created by

26

depositing U.S. Treasury obligations into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Receipts include "Treasury Receipts" ("TRs"), "Treasury Investment Growth Receipts" ("TIGRs"), and "Certificates of Accrual on Treasury Securities" ("CATS"). Each Fund other than the Louisiana Fund is permitted to invest in receipts.

STRIPS, TRs, TIGRs and CATS are sold as zero coupon securities which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accrued over the life of the security and constitutes the income earned on the security for both accounting and tax purposes. Because of these features, receipts may be subject to greater price volatility than interest paying U.S. Treasury Obligations. See also "Taxes".

REPURCHASE AGREEMENTS--Repurchase agreements are agreements by which a Fund obtains a security and simultaneously commits to return the security to the seller at an agreed upon price on an agreed upon date within a number of days from the date of purchase. Repurchase agreements must be fully collateralized at all times. A Fund bears a risk of loss in the event the other party defaults on its obligations and the Fund is delayed or prevented from its right to dispose of the collateral. A Fund will enter into repurchase agreements only with financial institutions deemed to present minimal risk of bankruptcy during the term of the agreement based on established guidelines. Repurchase agreements are considered loans under the 1940 Act. All Funds may invest in repurchase agreements.

SECURITIES LENDING--In order to generate additional income, each Fund may lend the securities in which it owns pursuant to agreements requiring that the loan be continuously secured by collateral consisting of cash, securities of the U.S. Government equal to at least 100% of the market value of the securities lent. A Fund will continue to receive interest on the securities lent while simultaneously earning interest on the investment of cash collateral. Collateral is marked to market daily to provide a level of collateral at least equal to the value of the securities lent. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially or become insolvent. All Funds are permitted to engage in securities lending.

TIME DEPOSITS--Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits are considered to be illiquid securities. All Funds are permitted to invest in time deposits.

U.S. GOVERNMENT AGENCY OBLIGATIONS--Obligations issued or guaranteed by agencies of the United States Government, including, among others, the Federal Farm Credit Bank, the Federal Housing Administration and the Small Business Administration, and obligations issued or guaranteed by instrumentalities of the United States Government, including, among others, the Federal Home Loan Mortgage Corporation, the Federal Land Banks and the United States Postal Service. Some of these securities are supported by the full faith and credit of the United States Treasury (e.g., Government National Mortgage Association), others are supported by the right of the issuer to borrow from the Treasury (e.g., Federal Farm Credit Bank), while still others are supported only by the credit of the instrumentality (e.g., Federal National Mortgage Association). Guarantees of principal by agencies or instrumentalities of the United States Government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of the Fund's shares.

27

U.S. GOVERNMENT SECURITIES--Any guaranty by the U.S. Government of the securities in which any Fund invests guarantees only the payment of principal and interest on the guaranteed security and does not guarantee the yield or value of that security or the yield or value of shares of that Fund.

U.S. TREASURY OBLIGATIONS--U.S. Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the Federal book-entry system known as Separately Traded Registered Interest and Principal Securities ("STRIPS"). All Funds are permitted to invest in U.S. Treasury Obligations.

VARIABLE AND FLOATING RATE INSTRUMENTS--Certain of the obligations purchased by the Funds may carry variable or floating rates of interest, may involve a conditional or unconditional demand feature and may include variable amount master demand notes. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly or some other reset period, and may have a floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such securities. All Funds are permitted to invest in variable and floating rate instruments.

WARRANTS--instruments giving holders the right, but not the obligation, to buy shares of a company at a given price during a specified period. The Equity Funds are permitted to invest in warrants.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES--When-issued or delayed delivery basis transactions involve the purchase of instrument with payment and delivery taking place in the future. Delivery of and payment for these securities may occur a month or more after the date of the purchase commitment. To the extent required by the 1940 Act, a Fund will maintain with the custodian a separate account with liquid high grade debt securities or cash in an amount at least equal to these commitments. The interest rate realized on these securities is fixed as of the purchase date and no interest accrues to the Fund before settlement. These securities are subject to market fluctuation due to changes in market interest rates and it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. Although a Fund generally purchases securities on a when-issued or forward commitment basis with the intention of actually acquiring securities for its portfolio, a Fund may dispose of a when-issued security or forward commitment prior to settlement if deems it appropriate.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

Summary.....................................................................   2
Expense Summary.............................................................   3
Financial Highlights........................................................   5
The Trust...................................................................   7
Investment Objectives and Policies..........................................   7
General Investment Policies.................................................   9
Investment Limitations......................................................   9
How to Purchase Shares......................................................  10
Alternative Sales Charge Options............................................  12
Exchanges...................................................................  14
Redemption of Shares........................................................  14
The Adviser.................................................................  16
The Administrator...........................................................  17
The Shareholder Servicing Agent and Transfer Agent..........................  17
The Distributor.............................................................  17
Performance.................................................................  17
Taxes.......................................................................  18
General Information.........................................................  20
Description of Permitted Investments and Risk Factors.......................  21

MARQUIS FUNDS (R)

                        Investment Adviser:
                        FIRST NATIONAL BANK OF COMMERCE IN NEW ORLEANS

INSTITUTIONAL MONEY MARKET FUND

MARQUIS FUNDS (R) (the "Trust") is a mutual fund that offers a convenient and economical means of investing in one or more professionally managed portfolios of securities. This Prospectus offers shares of the INSTITUTIONAL MONEY MARKET FUND (the "Fund"), a separate series of the Trust.

This Prospectus sets forth concisely the information about the Fund and the Trust that a prospective investor should know before investing in the Fund. Investors are advised to read this Prospectus and retain it for future
reference. A Statement of Additional Information dated     , 1996 has been
filed with the Securities and Exchange Commission (the "SEC") and is available without charge by calling 1-800-801-1594. The Statement of Additional Information is incorporated into this Prospectus by reference.

AN INVESTMENT IN THE FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT AND THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

 THE TRUST'S SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK INCLUDING, FIRST NATIONAL BANK OF COMMERCE IN NEW ORLEANS OR ANY OF ITS AFFILIATES OR CORRESPONDENTS, INCLUDING FIRST COMMERCE CORPORATION. THE TRUST'S SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THE SHARES INVOLVES RISK, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

     , 1996

MRQ-F-008-01

                                    SUMMARY

MARQUIS FUNDS (R) (the "Trust") is an open-end management investment company providing a convenient way to invest in professionally managed portfolios of securities. This Summary provides basic information about the Trust's Institutional Money Market Fund (the "Fund"). The Fund is a separate series of the Trust.

WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES OF THE FUND? The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income by investing exclusively in obligations issued by the U.S. Treasury and in repurchase agreements involving such obligations. There can be no assurance that the Fund will achieve its investment objective.

WHAT ARE THE RISKS INVOLVED WITH AN INVESTMENT IN THE FUND? The investment policies of the Fund entail certain risks and considerations of which an investor should be aware. While the Fund seeks to maintain a net asset value of $1.00 per share, there can be no assurance that the Fund will be able to do this on a continuous basis. There may be other risks involved in the ownership of money market mutual funds.

ARE MY INVESTMENTS INSURED? Any guaranty by the U.S. Government, its agencies or instrumentalities of the securities in which the Fund invests guarantees only the payment of principal and interest on the guaranteed security and does not guarantee the yield or value of that security or the yield or value of shares of the Fund. The Trust's shares are not federally insured by the FDIC or any other government agency.

For more information about the Fund, see "Investment Objective and Policies" and "Description of Permitted Investments and Risk Factors."

HOW DO I PURCHASE SHARES? Shares of the Fund are offered at net asset value per share.

WHO IS THE ADVISER? The Trust Group of First National Bank of Commerce in New Orleans serves as the investment adviser of the Fund. See "Expense Summary" and "The Adviser".

WHO IS THE ADMINISTRATOR? SEI Financial Management Corporation serves as the administrator of the Trust. See "Expense Summary" and "The Administrator."

WHO IS THE TRANSFER AGENT? DST Systems, Inc. serves as shareholder servicing agent, transfer agent, and dividend disbursing agent for the Trust. See "The Shareholder Servicing Agent and Transfer Agent."

WHO IS THE DISTRIBUTOR? SEI Financial Services Company serves as distributor of the Trust's shares. See "The Distributor."

HOW ARE DIVIDENDS PAID? Substantially all of the net investment income (exclusive of capital gains) of the Fund is distributed in the form of monthly dividends. Any capital gain is distributed at least annually. Dividends are paid in federal funds or in additional shares at the discretion of the shareholder on the first Business Day of each month. See "Dividends."

                                EXPENSE SUMMARY

SHAREHOLDER TRANSACTION EXPENSES                INSTITUTIONAL MONEY MARKET FUND

Maximum Sales Load Imposed on Purchases (as a percentage of offering
 price)                                                                 None
Maximum Sales Load Imposed on Reinvested Dividends (as a percentage of
 offering price)                                                        None
Maximum Contingent Deferred Sales Charge (as a percentage of original
 purchase price or redemption proceeds, as applicable)                  None
Wire Redemption Fee                                                     None
Exchange Fee                                                            None

ANNUAL OPERATING EXPENSES                       INSTITUTIONAL MONEY MARKET FUND
(as a percentage of average net assets)

--------------------------------------------------------------------------------
Advisory Fees (after fee waivers) (1)                                       .03%
Administration Fees                                                         .10%
12b-1 Fees                                                                    0%
Other Expenses (2)                                                          .12%
--------------------------------------------------------------------------------
Total Operating Expenses (after fee waivers) (3)                            .25%
================================================================================

(1) The Adviser has waived, on a voluntary basis, a portion of its fee, and the advisory fee shown reflects this voluntary waiver. The Adviser reserves the right to terminate its waiver at any time in its sole discretion. Absent such waiver, the advisory fee for the Fund would be .15%.

(2) Other Expenses are based on estimates for the current fiscal year.

(3) Absent the Adviser's voluntary fee waiver, Total Operating Expenses for the Fund would be .37%.

EXAMPLE

-------------------------------------------------------------------------------
                                                                 1 YEAR 3 YEARS
-------------------------------------------------------------------------------
An investor would pay the following expenses on a $1,000
investment in shares of the Fund assuming: (1) 5% annual return
and (2) redemption at the end of each time period:                 $3      $8

THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

The purpose of this table is to assist the investor in understanding the various costs and expenses that may be directly or indirectly borne by investors in the Fund. The information set forth in the foregoing table and example relates only to shares of the Institutional Money Market Fund. Shareholders purchasing shares through a financial institution may be charged additional account fees by that institution. Additional information may be found under "The Adviser," "The Administrator," and "The Distributor."

THE TRUST

MARQUIS FUNDS (R) (the "Trust") is an open-end management investment company that offers units of beneficial interest ("shares").This prospectus relates to the Institutional Money Market Fund (the "Fund"), a diversified mutual fund. Each share of the Fund represents an undivided, proportionate interest in the Fund. Information regarding the Trust's other funds is contained in separate prospectuses that may be obtained by calling 1-800-801-1594.

INVESTMENT OBJECTIVES AND POLICIES

The Fund's investment objectives are to preserve principal value and maintain a high degree of liquidity while providing current income. There can be no assurance that the Fund will be able to achieve its investment objectives.

The Fund complies with regulations of the Securities and Exchange Commission applicable to money market funds. These regulations impose certain quality, maturity and diversification restraints on investments by the Fund. Under these regulations, the Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less, and will acquire only obligations maturing in 397 days or less. The Fund will attempt to maintain a net asset value of $1.00 per share, although there can be no assurance that it will be able to do so.

The Fund invests exclusively in obligations issued by the U.S. Treasury ("Treasury Obligations") and backed by its full faith and credit and in repurchase agreements involving such obligations. The Fund may purchase Treasury Obligations on a when-issued or delayed delivery basis. The Fund may also engage in securities lending.

For additional information regarding permitted investments, investment practices and risks, see "Description of Permitted Investments and Risk Factors."

INVESTMENT LIMITATIONS

The following investment limitation is a fundamental policy of the Fund. Fundamental policies cannot be changed with respect to the Fund without the consent of the holders of a majority of the Fund's outstanding shares.

The Fund may not:

1. Purchase securities of any issuer (except securities issued or guaranteed by the United States, its agencies or instrumentalities and repurchase agreements involving such securities) if, as a result, more than 5% of the total assets of the Fund would be invested in the securities of such issuer.

2. Purchase any securities which would cause more than 25% of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to (i) investments in the obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities, and repurchase agreements involving such securities.

3. Make loans except that the Fund may (i) purchase or hold debt instruments in accordance with its investment objectives and policies; (ii) enter into repurchase agreements; and (iii) engage in securities lending as described in this Prospectus and in the Statement of Additional Information.

Additional investment limitations are set forth in the Statement of Additional Information.

PURCHASE OF SHARES

Investors may purchase shares of the Fund directly from the Trust's shareholder servicing and transfer agent, DST Systems, Inc. ("DST"), by wire. Shares of the Fund are sold to investors on a continuous basis.

To open an account, an investor must first return a completed and signed Account Application to

DST, 210 West 10th Street, Kansas City, MO 64105. Account Application forms are available by calling 1-800-801-1594.

WIRE

A shareholder whose Account Application has been received by DST may purchase shares of the Fund by wiring Federal funds. The shareholder must wire funds to DST and the wire instructions must include the shareholder's account number. The shareholder must call DST at 1-800-471-1144 before wiring any funds. An order to purchase shares by Federal funds wire will be deemed to have been received by the Fund on the Business Day of the wire, provided that the shareholder notifies DST prior to 12:00 noon, Central time. If DST does not receive notice by 12:00 noon, Central time, on the Business Day of the wire, the order will be executed on the next Business Day.

GENERAL INFORMATION REGARDING PURCHASES

Purchases of shares of the Fund may be made on any day the New York Stock Exchange is open for business ("Business Days"). However, shares of the Fund cannot be purchased by Federal Reserve wire on Federal holidays restricting wire transfers. The minimum initial investment in the Fund is $10,000,000; however, the Trust's distributor, SEI Financial Services Company (the "Distributor"), may waive the minimum investment at its discretion.

A purchase order for shares will be effective, and eligible to receive dividends declared that same day, on the Business Day received by DST, if DST receives the order and payment before 12:00 noon, Central time. A purchase order received (with payment) after this time will be effective on the next Business Day. The purchase price of shares of the Fund is the net asset value per share next computed after the order is received and accepted by the Trust. The Fund expects to maintain its net asset value per share constant at $1.00. The net asset value per share of the Fund is determined by dividing the total value of its investments and other assets, less any liabilities, by its total outstanding shares. The Fund's net asset value per share is calculated as of 3:00 p.m., Central time, each Business Day and is based on the amortized cost method described in the Statement of Additional Information.

The Trust reserves the right to reject a purchase order for shares when the Distributor determines that it is not in the best interest of the Trust and/or its shareholders to accept such order.

Shareholders who desire to transfer the registration of their shares should contact DST at 1-800-471-1144.

Certain financial institutions through which shares may be purchased may be required under state law to register as broker dealers.

EXCHANGES

Shares of the Fund may be exchanged for Class A shares of other funds of the Trust. Investors exchanging shares of the Fund acquired for cash for Class A shares of another fund of the Trust will be subject to the applicable sales charge. Shares of the Fund acquired through an exchange of Class A shares of another fund of the Trust may be exchanged back, with no sales charge, into Class A shares of any other fund of the Trust.

An investor must have received a current prospectus of the Trust's other fund into which the exchange is to be made (the "new" fund) before the exchange will be effected. Exchanges will be made only after instructions in writing or by telephone (an "Exchange Request ") are received by DST. If an Exchange Request in good order is received by DST by 11:00 a.m. Central time, on any Business Day, the exchange will occur on that day. The exchange privilege may be exercised only in those states where the class or shares of the new fund may legally be sold.

The Trust reserves the right to change the terms or conditions of the exchange privilege discussed herein upon sixty days' notice.

REDEMPTION OF SHARES

Shareholders may redeem their shares without charge on any Business Day. Shares may be redeemed by mail or by telephone. Shares of the Funds cannot be redeemed by Federal Reserve wire on Federal holidays restricting wire transfers.

BY MAIL

A written request for redemption must be received by DST in order to constitute a valid redemption request.

If the redemption request exceeds $5,000 or if the request directs the proceeds to be sent or wired to a shareholder or an address different from that on record, DST may require that the signature on the written redemption request be guaranteed. Signature guarantees can be obtained from banks, brokers, dealers, credit unions, securities exchanges or associations, clearing agencies or savings associations. Notaries public cannot guarantee signatures.

BY TELEPHONE

Shares may be redeemed by telephone if the shareholder has elected that option on the Account Application. Under most circumstances, payments will be transmitted on the next Business Day following receipt of a valid request for redemption. The shareholder may have the proceeds mailed to his or her address of record or mailed or wired to a commercial bank account previously designated on the Account Application. Shareholders may request a wire redemption for redemptions in excess of $500 by calling DST at 1-800-471-1144.

Neither the Trust nor DST will be responsible for any loss, liability, cost or expense for acting upon wire instructions or upon telephone instructions that it reasonably believes to be genuine. The Trust and DST will each employ reasonable procedures to confirm that instructions communicated by telephone are genuine, including requiring a form of personal identification prior to acting upon instructions received by telephone and recording telephone instructions.

OTHER INFORMATION REGARDING REDEMPTIONS

All redemption orders are effected at the net asset value per share next determined after receipt of a valid request for redemption. A redemption order received before 11:00 a.m., Central time, on any Business Day will be effective that day and will receive that day's redemption price. Net asset value per share is determined as of 3:00 p.m., Central time, on each Business Day. Redeemed shares are not entitled to dividends declared on the day the redemption order is effective.

Payment to shareholders for shares redeemed will be made within seven days after DST receives the valid redemption request.

See "Purchase and Redemption of Shares" in the Statement of Additional Information for examples of when the right of redemption may be suspended.

THE ADVISER

First National Bank of Commerce in New Orleans (the "Adviser"), 210 Baronne Street, New Orleans, Louisiana 70112, serves as the Fund's investment adviser under an advisory agreement (the "Advisory Agreement") with the Trust. The Adviser, through its Trust Group, makes the investment decisions for the assets of the Fund and continuously reviews, supervises, and administers the investment programs of the Fund, subject to the supervision of, and policies established by, the Trustees of the Trust.

As of September 30, 1995, the Adviser's Trust Group managed approximately $2.0 billion in discretionary investment management accounts for individuals, corporations and institutions with widely varying investment needs and objectives. The Trust Group has managed client accounts since 1933 and has managed money market portfolios for the past seven years. The Adviser is a wholly-owned subsidiary of First Commerce Corporation.

The Glass-Steagall Act restricts the securities activities of national banks such as First National Bank of Commerce in New Orleans but the Comptroller of the Currency permits national banks to provide investment advisory and other services to mutual funds. Should the Comptroller's position be challenged successfully in court or reversed by legislation, the Trust might have to make other investment advisory arrangements.

The Trust's shares are not sponsored, endorsed or guaranteed by, and do not constitute obligations or deposits of, the Adviser or First Commerce Corporation and are not insured by the Federal Deposit Insurance Corporation or issued or guaranteed by the U.S. Government or any of its agencies.

The Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of .15% of the Fund's average daily net assets. The Adviser may voluntarily waive a portion of its fee in order to limit the total operating expenses of the Fund. The Adviser reserves the right, in its sole discretion, to terminate this voluntary fee waiver at any time.

Gerald S. Dugal is an Assistant Vice President and the Investment Manager for the Marquis Institutional Money Market Fund, Treasury Securities Money Market Fund, and the Tax Exempt Money Market Fund. Mr. Dugal has 10 years of experience in investment trading, brokerage, and research. He is licensed as a series 7 securities principal and a series 53 municipal securities principal.

THE ADMINISTRATOR

SEI Financial Management Corporation (the "Administrator"), 680 East Swedesford Road, Wayne, PA 19087-1658, a wholly-owned subsidiary of SEI, and the Trust are parties to an Administration Agreement (the "Administration Agreement"). Under the terms of the Administration Agreement, the Administrator provides the Trust with administrative services, other than investment advisory services, including all regulatory reporting, necessary office space, equipment, personnel, and facilities.

The Administrator is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of .10% of the Fund's average daily net assets.

THE SHAREHOLDER SERVICING AGENT AND TRANSFER AGENT

DST Systems, Inc., 210 West 10th Street, Kansas City, MO 64105, serves as the dividend disbursing agent and shareholder servicing agent for the Trust. DST also acts as transfer agent for the Trust under a Transfer Agent Agreement.

THE DISTRIBUTOR

Shares of the Fund are offered without distribution fees.

SEI Financial Services Company (the "Distributor"), 680 East Swedesford Road, Wayne, PA 19087-1658, a wholly-owned subsidiary of SEI Corporation ("SEI"), and the Trust are parties to a distribution agreement ("Distribution Agreement").

The Fund may execute brokerage or other agency transactions through an affiliate of the Adviser or through the Distributor, for which the affiliate or the Distributor may receive "usual and customary" compensation. For further information, see the Statement of Additional Information.

PERFORMANCE

From time to time, the Trust may advertise the Fund's "current yield" and "effective compound yield." These figures will fluctuate, as they are based on historical earnings; they are not intended to indicate future performance and the Trust makes no representation concerning actual future yields. The "current yield" of the Fund refers to the income generated by an investment over a seven-day period which is then "annualized." That is, the amount of income generated by an investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment is assumed to be reinvested. The "effective yield" will be slightly higher than the "current yield" because of the compounding effect of this assumed reinvestment.

In addition, the Trust may from time to time compare performance of the Fund to that of other mutual funds tracked by mutual fund rating services, financial and business publications and periodicals, broad groups of comparable mutual funds or unmanaged indices which may assume investment of dividends but generally do not reflect deductions for administrative and management costs or to other investment alternatives.

TAXES

The following summary of federal income tax consequences is based on current tax laws and regulations, which may be changed by legislative, judicial, or administrative action.

No attempt has been made to present a detailed explanation of the federal, state, or local income tax treatment of the Fund or its shareholders. Accordingly, shareholders are urged to consult their tax advisers regarding specific questions as to federal, state, and local income taxes. State and local tax consequences of an investment in the Fund may differ from the federal income tax consequences described below. Additional information concerning taxes is set forth in the Statement of Additional Information.

TAX STATUS OF THE FUND

The Fund is treated as a separate entity for federal income tax purposes and is not combined with the Trust's other funds. The Fund intends to qualify for the special tax treatment afforded regulated investment companies as defined under Subchapter M of the Internal Revenue Code of 1986, as amended. As long as the Fund qualifies for this special tax treatment, it will be relieved of federal income tax on that part of its net investment income (including, for this purpose, net short-term capital gain) and net capital gain (the excess of net long-term capital gain over net short-term capital loss) which it distributes to shareholders.

TAX STATUS OF DISTRIBUTIONS

The Fund will distribute all of its net investment income (including, for this purpose, net short-term capital gain) to shareholders. Dividends from net investment income will be taxable to shareholders as ordinary income whether received in cash or in additional shares. Any net realized capital gain will be distributed at least annually and will be taxed to shareholders as long-term capital gain, regardless of how long the shareholder has held shares. The Fund will make annual reports to shareholders of the federal income tax status of all distributions.

Income received on Treasury Obligations is exempt from income tax at the state level when received directly and may be exempt, depending on the state, when received by a shareholder from the Fund provided certain conditions are satisfied. Interest received on repurchase agreements collateralized by Treasury Obligations normally is not exempt from state taxation. The Fund will inform shareholders annually of the percentage of income and distributions derived from Treasury Obligations. Shareholders should consult their tax advisers to determine whether any portion of the income dividends received from the Fund is considered tax exempt in their particular states.

Certain securities purchased by a Fund (such as STRIPS) are sold with original issue discount and do not make periodic cash interest payments. The Fund will be required to include as part of its current income the accrued discount on such obligations even though the Fund has not received any interest payments on such obligations during that period. Because the Fund distributes all of its net investment income to its shareholders, the Fund may have to sell portfolio securities to distribute such accrued income, which may occur at a time when the Adviser would not have chosen to sell such securities and which may result in a taxable gain or loss.

Ordinarily, shareholders will include in income all dividends declared by the Fund in the year those dividends are paid. However, dividends declared by the Fund in October, November or December of any year and payable to shareholders of record on a date in one of those months will be deemed to have been paid by the Fund and received by the shareholders on the last day of that month, if paid by the Fund at any time during the following January.

The Fund intends to make sufficient distributions prior to the end of each calendar year to avoid liability for federal excise tax.

GENERAL INFORMATION

THE TRUST

The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 29, 1993. The Declaration of Trust permits the Trust to offer separate series of shares or "funds" and different classes of each fund. In addition to the Fund, the Trust offers the following funds: Treasury Securities Money Market Fund, Tax Exempt Money Market Fund, Government Securities Fund, Louisiana Tax-Free Income Fund, Balanced Fund, Growth Equity Fund and the Value Equity Fund. All consideration received by the Trust for shares of any fund and all assets of such fund belong to that fund and would be subject to liabilities related thereto. The Trust reserves the right to create and issue shares of additional funds.

The Trust pays its operating expenses, including fees of its service providers, audit and legal expenses, expenses of preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial services and registering the shares under Federal and state securities laws, pricing and insurance expenses, and pays additional expenses including litigation and other extraordinary expenses, brokerage costs, interest charges, taxes and organization expenses.

TRUSTEES OF THE TRUST

The management and affairs of the Trust are supervised by the Trustees under the laws of the Commonwealth of Massachusetts. The Trustees have approved contracts under which, as described above, certain companies provide essential management, administrative, and shareholder services to the Trust.

VOTING RIGHTS

Each share held entitles the shareholder of record to one vote. Each fund or class will vote separately on matters relating solely to that fund or class. As a Massachusetts business trust, the Trust is not required to hold annual meetings of shareholders but meetings of shareholders will be held from time to time to seek approval for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

REPORTING

The Trust issues unaudited financial information semiannually and audited financial statements annually. The Trust furnishes periodic reports to shareholders of record, and, as necessary, proxy statements for shareholder meetings.

SHAREHOLDER INQUIRIES

Shareholder inquiries should be directed to DST Systems, Inc., P.O. Box 419240, Kansas City, MO 64141-6240 or by calling 1-800-471-1144.

DIVIDENDS

The net investment income (not including capital gains) of the Fund is determined and declared on each Business Day as a dividend for shareholders of record as of the close of business on that day. Shareholders who own shares at the close of business on the record date will be entitled to receive the dividend. Currently, capital gains of the Fund, if any, will be distributed at least annually. Dividends are paid by the Fund in Federal funds or in additional shares at the discretion of the shareholder on the first business day of each month.

COUNSEL AND INDEPENDENT PUBLIC ACCOUNTANTS

Morgan, Lewis & Bockius LLP serves as counsel to the Trust. Arthur Andersen LLP serves as the independent public accountants of the Trust.

CUSTODIAN

First National Bank of Commerce in New Orleans acts as Custodian of the Trust. The Custodian holds cash, securities and other assets of the Trust as required by the Investment Company Act of 1940, as amended (the "1940 Act").

DESCRIPTION OF PERMITTED INVESTMENTS AND RISK FACTORS

The following is a description of the permitted investments and investment practices for the Fund and associated risk factors. Further discussion is contained in the Statement of Additional Information.

U.S. TREASURY OBLIGATIONS--U.S. Treasury obligations consist of bills, notes, and bonds issued by the U.S. Treasury, and separately traded interest and principal component parts of such obligations that are transferable through the Federal book-entry system known as Separately Traded Registered Interest and Principal Securities ("STRIPS"). The Fund does not expect to trade STRIPS actively.

Any guaranty by the U.S. Treasury of the securities in which the Fund invests guarantees only the payment of principal and interest on the guaranteed security and does not guarantee the yield or value of that security or the yield or value of shares of the Fund.

REPURCHASE AGREEMENTS--Repurchase agreements are agreements by which the Fund obtains a security and simultaneously commits to return the security to the seller at an agreed upon price (including principal and interest) on an agreed upon date within a number of days from the date of purchase. Repurchase agreements must be fully collateralized at all times. The Fund bears a risk of loss in the event the other party defaults on its obligations and the Fund is delayed or prevented from its right to dispose of the collateral. The Fund will enter into repurchase agreements only with financial institutions deemed to present minimal risk of bankruptcy during the term of the agreement based on established guidelines. Repurchase agreements are considered loans under the 1940 Act.

SECURITIES LENDING--In order to generate additional income, the Fund may lend securities which it owns pursuant to agreements requiring that the loan be continuously secured by collateral consisting of cash or securities of the U.S. Government equal to at least 100% of the market value of the securities lent. The Fund continues to receive interest on the securities lent while simultaneously earning a portion of the return generated from the collateral (or a portion of the return on the investment of cash collateral). Collateral is marked to market daily. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially or become insolvent.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES--When-issued or delayed delivery basis transactions involve the purchase of an instrument with payment and delivery taking place in the future. Delivery of and payment for these securities may occur a month or more after the date of the purchase commitment. To the extent required by the 1940 Act, the Fund will maintain with the custodian a separate account with liquid high grade debt securities or cash in an amount at least equal to these commitments. The interest rate
10
realized on these securities is fixed as of the purchase date and no interest accrues to the Fund before settlement. These securities are subject to market fluctuation due to changes in market interest rates and it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. Although a Fund generally purchases securities on a when-issued or forward commitment basis with the intention of actually acquiring securities for its portfolio, a Fund may dispose of a when-issued security or forward commitment prior to settlement if it deems appropriate.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

Summary.....................................................................   2
Expense Summary.............................................................   3
The Trust...................................................................   4
Investment Objectives and Policies..........................................   4
Investment Limitations......................................................   4
Purchase of Shares..........................................................   4
Exchanges...................................................................   5
Redemption of Shares........................................................   6
The Adviser.................................................................   6
The Administrator...........................................................   7
The Shareholder Servicing Agent and Transfer Agent..........................   7
The Distributor.............................................................   7
Performance.................................................................   7
Taxes.......................................................................   8
General Information.........................................................   9
Description of Permitted Investments and Risk Factors.......................  10

MARQUIS FUNDS (R)

                        Investment Adviser:
                        FIRST NATIONAL BANK OF COMMERCE IN NEW ORLEANS

TAX EXEMPT MONEY MARKET FUND

MARQUIS FUNDS (R) (the "Trust") is a mutual fund that offers a convenient and economical means of investing in one or more professionally managed portfolios of securities. This Prospectus offers shares of the TAX EXEMPT MONEY MARKET FUND (the "Fund"), a separate series of the Trust.

This Prospectus sets forth concisely the information about the Fund and the Trust that a prospective investor should know before investing in the Fund. Investors are advised to read this Prospectus and retain it for future
reference. A Statement of Additional Information dated       , 1996 as
amended, has been filed with the Securities and Exchange Commission (the "SEC") and is available without charge by calling 1-800-801-1594. The Statement of Additional Information is incorporated into this Prospectus by reference.

AN INVESTMENT IN THE FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT AND THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

 THE TRUST'S SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK INCLUDING, FIRST NATIONAL BANK OF COMMERCE IN NEW ORLEANS OR ANY OF ITS AFFILIATES OR CORRESPONDENTS, INCLUDING FIRST COMMERCE CORPORATION. THE TRUST'S SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THE SHARES INVOLVES RISK, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

      , 1996

MRQ-F-008-01

                                    SUMMARY

MARQUIS FUNDS (R) (the "Trust") is an open-end management investment company providing a convenient way to invest in professionally managed portfolios of securities. This Summary provides basic information about the Trust's Tax Exempt Money Market Fund (the "Fund"). The Fund is a separate series of the Trust.

WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES OF THE FUND? The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income exempt from Federal income taxes by investing, under normal market conditions, at least 80% of its net assets in eligible securities issued by or on behalf of the states, territories, and possessions of the United States and the District of Columbia and their political subdivisions, agencies, and instrumentalities, the interest on which is exempt from Federal income tax. There can be no assurance that the Fund will achieve its investment objective.

WHAT ARE THE RISKS INVOLVED WITH AN INVESTMENT IN THE FUND? The investment policies of the Fund entail certain risks and considerations of which an investor should be aware. While the Fund seeks to maintain a net asset value of $1.00 per share, there can be no assurance that the Fund will be able to do this on a continuous basis. There may be other risks involved in the ownership of money market mutual funds.

ARE MY INVESTMENTS INSURED? Any guaranty by the U.S. Government, its agencies or instrumentalities of the securities in which the Fund invests guarantees only the payment of principal and interest on the guaranteed security and does not guarantee the yield or value of that security or the yield or value of shares of the Fund. The Trust's shares are not federally insured by the FDIC or any other government agency.

For more information about the Fund, see "Investment Objective and Policies" and "Description of Permitted Investments and Risk Factors."

HOW DO I PURCHASE SHARES? Shares of the Fund are offered at net asset value per share.

WHO IS THE ADVISER? The Trust Group of First National Bank of Commerce in New Orleans serves as the investment adviser of the Fund. See "Expense Summary" and "The Adviser".

WHO IS THE ADMINISTRATOR? SEI Financial Management Corporation serves as the administrator of the Trust. See "Expense Summary" and "The Administrator."

WHO IS THE TRANSFER AGENT? DST Systems, Inc. serves as shareholder servicing agent, transfer agent, and dividend disbursing agent for the Trust. See "The Shareholder Servicing Agent and Transfer Agent."

WHO IS THE DISTRIBUTOR? SEI Financial Services Company serves as distributor of the Trust's shares. See "The Distributor."

HOW ARE DIVIDENDS PAID? Substantially all of the net investment income (exclusive of capital gains) of the Fund is distributed in the form of monthly dividends. Any capital gain is distributed at least annually. Dividends are paid in federal funds or in additional shares at the discretion of the shareholder on the first Business Day of each month. See "Dividends."

                                EXPENSE SUMMARY

SHAREHOLDER TRANSACTION EXPENSES              TAX EXEMPT MONEY MARKET FUND

Maximum Sales Load Imposed on Purchases (as a percentage of offering
 price)                                                                 None
Maximum Sales Load Imposed on Reinvested Dividends (as a percentage of
 offering price)                                                        None
Maximum Contingent Deferred Sales Charge (as a percentage of original
 purchase price or redemption proceeds, as applicable)                  None
Wire Redemption Fee                                                      $25
Exchange Fee                                                            None

ANNUAL OPERATING EXPENSES                      TAX EXEMPT MONEY MARKET FUND
(as a percentage of average net assets)

------------------------------------------------------------------------------
Advisory Fees (after fee waivers) (1)                                     .35%
Administration Fees                                                       .20%
12b-1 Fees (after fee waivers) (2)                                        .00%
Other Expenses (3)                                                        .10%
------------------------------------------------------------------------------
Total Operating Expenses (after fee waivers) (4)                          .65%
==============================================================================

(1) The Adviser has waived, on a voluntary basis, a portion of its fee, and the advisory fee shown reflects this voluntary waiver. The Adviser reserves the right to terminate its waiver at any time in its sole discretion. Absent such waiver, the advisory fee for the Fund would be .45%.

(2) Absent the 12b-1 fee waiver, the 12b-1 fee would be .25%.

(3) Other Expenses are based on estimates for the current fiscal year.

(4) Absent the Adviser's and the Distributor's voluntary fee waivers, Total Operating Expenses for the Fund would be 1.00%.

EXAMPLE

-------------------------------------------------------------------------------
                                                                 1 YEAR 3 YEARS
-------------------------------------------------------------------------------
An investor would pay the following expenses on a $1,000
investment in shares of the Fund assuming: (1) 5% annual return
and (2) redemption at the end of each time period:                 $7     $21

THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

The purpose of this table is to assist the investor in understanding the various costs and expenses that may be directly or indirectly borne by investors in the Fund. The information set forth in the foregoing table and example relates only to shares of the Tax Exempt Money Market Fund. Shareholders purchasing shares through a financial institution may be charged additional account fees by that institution. Additional information may be found under "The Adviser," "The Administrator," and "The Distributor."

THE TRUST

MARQUIS FUNDS (R) (the "Trust") is an open-end management investment company that offers units of beneficial interest ("shares").This prospectus relates to the Tax Exempt Money Market Fund (the "Fund"), a diversified mutual fund. Each share of the Fund represents an undivided, proportionate interest in the Fund. Information regarding the Trust's other funds is contained in separate prospectuses that may be obtained by calling 1-800-801-1594.

INVESTMENT OBJECTIVES AND POLICIES

The Fund's investment objectives are to preserve principal value and maintain a high degree of liquidity while providing current income exempt from Federal income taxes. There can be no assurance that the Fund will be able to achieve its investment objectives.

The Fund complies with regulations of the Securities and Exchange Commission applicable to money market funds. These regulations impose certain quality, maturity and diversification restraints on investments by the Fund. Under these regulations, the Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less, and will acquire only obligations maturing in 397 days or less. The Fund will attempt to maintain a net asset value of $1.00 per share, although there can be no assurance that it will be able to do so.

Under normal market conditions, the Fund will invest at least 80% of its net assets in eligible securities issued by or on behalf of the states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest on which is exempt from Federal income tax (collectively, "Municipal Securities"). The Fund will invest at least 80% of its assets in Municipal Securities the interest on which is not treated as a preference item for purposes of the federal alternative minimum tax. This investment policy is a fundamental policy of the Fund. The Fund will purchase municipal bonds, municipal notes, municipal lease obligations, tax-exempt money market mutual funds, and tax-exempt commercial paper rated in the two highest short-term rating categories by a nationally recognized statistical rating organization ("NRSRO") in accordance with Securities and Exchange Commission ("SEC") regulations at the time of investment or, if not rated, determined by the Adviser to be of comparable quality.

The Adviser will not invest more than 25% of Fund assets in Municipal Securities (a) whose issuers are located in the same state or (b) the interest on which is derived from revenues of similar type projects. This restriction does not apply to Municipal Securities in any of the following categories: public housing authorities; general obligations of states and localities; state and local housing finance authorities; or municipal utilities systems.

The Fund may purchase municipal obligations with demand features, including variable and floating rate obligations. In addition, the Fund may invest in commitments to purchase securities on a "when issued" basis and purchase securities subject to a standby commitment.

The Fund may invest up to 20% of the Fund's net assets in the aggregate in taxable money market instruments, taxable money market mutual funds, and securities subject to the alternative minimum tax. Taxable money market instruments in which the Fund may invest consist of (i) bankers' acceptances, certificates of deposits, notes and time deposits of highly-rated U.S. banks and U.S. branches of foreign banks, (ii) U.S. Treasury obligations and obligations issued or guaranteed by the agencies and instrumentalities of the U.S. Government, including STRIPs; (iii) high quality commercial paper issued by U.S. and foreign corporations; (iv) debt obligations with a maturity of one year or less issued by corporations with outstanding high-quality commercial paper; (v) receipts and (vi) repurchase agreements involving any of the foregoing obligations entered into with highly-rated banks and broker-dealers.

The Fund may engage in securities lending and may also borrow money in amounts up to 33 1/3% of its net assets.
4

For additional information regarding permitted investments, investment practices and risks, see "Description of Permitted Investments and Risk Factors."

INVESTMENT LIMITATIONS

The following investment limitation is a fundamental policy of the Fund. Fundamental policies cannot be changed with respect to the Fund without the consent of the holders of a majority of the Fund's outstanding shares.

The Fund may not:

1. Purchase securities of any issuer (except securities issued or guaranteed by the United States, its agencies or instrumentalities and repurchase agreements involving such securities) if, as a result, more than 5% of the total assets of the Fund would be invested in the securities of such issuer. This restriction applies to 75% of the Fund's assets.

2. Purchase any securities which would cause more than 25% of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to (i) investments in the obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities, and repurchase agreements involving such securities; and (ii) tax-exempt securities issued by governments or political subdivisions of governments.

3. Make loans except that the Fund may (i) purchase or hold debt instruments in accordance with its investment objectives and policies; (ii) enter into repurchase agreements; and (iii) engage in securities lending as described in this Prospectus and in the Statement of Additional Information.

Additional investment limitations are set forth in the Statement of Additional Information.

PURCHASE OF SHARES

Investors may purchase shares of the Fund directly from the Trust's shareholder servicing and transfer agent DST Systems, Inc. ("DST") by mail, by wire, or through an automatic investment plan. Shares may also be purchased through broker-dealers, including Marquis Investments, Inc., that have established a dealer agreement with SEI Financial Services Company, the Trust's distributor (the "Distributor"). Shares of the Fund are sold on a continuous basis.

BY MAIL

You may purchase shares of the Fund by completing and signing an Account Application form and mailing it, along with a check (or other negotiable bank instrument or money order) payable to "Marquis Funds (Tax Exempt Money Market
Fund)," to DST at 210 West 10th Street, Kansas City, MO 64105. You may purchase additional shares at any time by mailing payment to DST. Orders placed by mail will be executed on receipt of your payment. If your check does not clear, your purchase will be cancelled and you could be liable for any losses or fees incurred.

You may obtain Account Application forms by calling 1-800-801-1594.

BY WIRE

You may purchase shares of the Fund by wiring Federal funds, provided that your Account Application has been previously received. You must wire funds to DST and the wire instructions must include your account number. You must call DST at 1-800-471-1144 before wiring any funds. An order to purchase shares by Federal funds wire will be deemed to have been received by the Fund on the Business Day (defined below) of the wire, provided that the shareholder notifies DST prior to 11:00 a.m., Central time. If DST does not receive notice by 11:00 a.m., Central time, on the Business Day of the wire, the order will be executed on the next Business Day.

AUTOMATIC INVESTMENT PLAN ("AIP")

You may arrange for periodic additional investments in the Fund through automatic deductions by Automated Clearing House ("ACH") from a checking account by completing an AIP Application Form. The minimum pre-authorized investment amount is $50 per month. An AIP Application Form may be obtained by contacting DST at 1-800-471-1144. The AIP is available only for additional investments for an existing account.

GENERAL INFORMATION REGARDING PURCHASES

You may purchase shares of the Fund on any day the New York Stock Exchange is open for business ("Business Days"). However, shares of the Fund cannot be purchased by Federal Reserve wire on Federal holidays restricting wire transfers. The minimum initial investment in shares of the Fund is $2,500 ($500 minimum for individual retirement accounts and employees of First National Bank of Commerce in New Orleans, the Fund's investment adviser (the "Adviser") or its affiliates); however, the Distributor may waive the minimum investment at its discretion. Subsequent purchases of shares must be at least $100, except for purchases through the AIP and payroll deductions, which must be at least $50.

A purchase order for shares will be effective, and eligible to receive dividends declared that same day, on the Business Day the order is received by DST if DST receives the order and payment before 11:00 a.m., Central time. A purchase order received (with payment) after this time will be effective on the next Business Day. The purchase price of shares of the Fund is the net asset value per share next computed after the order is received and accepted by the Trust. The Fund expects to maintain its net asset value per share constant at $1.00. The net asset value per share of the Fund is determined by dividing the total value of its investments and other assets, less any liabilities, by its total outstanding shares. The Fund's net asset value per share is calculated as of 3:00 p.m., Central time, each Business Day and is based on the amortized cost method described in the Statement of Additional Information.

The Trust reserves the right to reject a purchase order for shares when the Distributor determines that it is not in the best interest of the Trust and/or its shareholders to accept such order.

Shareholders of record who desire to transfer registration of their shares should contact DST at 1-800-471-1144.

PURCHASES THROUGH FINANCIAL INSTITUTIONS

Shares may also be purchased through financial institutions, including the Adviser, that provide distribution assistance or shareholder services to the Trust. Shares purchased by persons ("Customers") through financial institutions may be held of record by the financial institution. Financial institutions may impose an earlier cut-off time for receipt of purchase orders directed through them to allow for processing and transmittal of these orders to the Distributor for effectiveness the same day. Customers should contact their financial institution for information as to that institution's procedures for transmitting purchase, exchange or redemption orders to the Trust.

Customers who desire to transfer the registration of shares beneficially owned by them but held of record by a financial institution should contact the institution to accomplish such change. Certain financial institutions may be required under state law to register as broker/dealers.

Depending upon the terms of a particular Customer account, a financial institution may charge a Customer account fees. Information concerning these services and any charges will be provided to the Customer by the financial institution.

EXCHANGES

You may exchange your shares for Class A or Class B shares of other funds of the Trust. You will be subject to the applicable sales charge on exchange unless you qualify for a sales load waiver.

You must have received a current prospectus of the Trust's other fund into which you wish to move your investment (the "new" fund) before the exchange will be effected. Exchanges will be made only after instructions in writing or by telephone (an "Exchange Request") are received by DST. If an Exchange Request in good order is received by DST by 11:00 a.m. Central time, on any Business Day, the exchange will occur on that day. The exchange privilege may be exercised only in those states where the class or shares of the new fund may legally be sold.

Customers who beneficially own shares held of record by a financial institution should contact that institution if they wish to exchange shares. The institution will contact DST and effect the exchange on behalf of the Customer.

The Trust reserves the right to change the terms or conditions of the exchange privilege discussed herein upon sixty days' notice.

REDEMPTION OF SHARES

You may redeem your shares without charge on any Business Day. There is, however, a $25 charge for wiring redemption proceeds. Shares may be redeemed by mail, by telephone or through a systematic withdrawal plan. Investors who own shares held of record by a financial institution should contact that financial institution for information on how to redeem shares. Shares cannot be redeemed by Federal Reserve wire on Federal holidays restricting wire transfers.

BY MAIL

A written request for redemption must be received by DST in order to constitute a valid redemption request.

If the redemption request exceeds $5,000 or if the request directs the proceeds to be sent or wired to a shareholder or an address different from that on record, DST may require that the signature on the written redemption request be guaranteed. You should be able to obtain a signature guarantee from a bank, broker, dealer, credit union, securities exchange or association, clearing agency or savings association. Notaries public cannot guarantee signatures.

BY TELEPHONE

You may redeem your shares by telephone if you have elected that option on your Account Application. Under most circumstances, payments will be transmitted on the next Business Day following receipt of a valid request for redemption. You may have the proceeds mailed to your address of record or mailed or wired to a commercial bank account previously designated on your Account Application. There is no charge for having redemption proceeds mailed to you or to a designated bank account, but there is a charge for wiring redemption proceeds.

You may request a wire redemption for redemptions in excess of $500 by calling DST at 1-800-471-1144, who will deduct a wire charge of $25 from the amount of the wire redemption.

Neither the Trust nor DST will be responsible for any loss, liability, cost or expense for acting upon wire instructions or upon telephone instructions that it reasonably believes to be genuine. The Trust and DST will each employ reasonable procedures to confirm that instructions communicated by telephone are genuine, including requiring a form of personal identification prior to acting upon instructions received by telephone and recording telephone instructions. When market conditions are extremely busy, it is possible that you may experience difficulties placing redemption orders by telephone, and may wish to place them by mail.

SYSTEMATIC WITHDRAWAL PLAN ("SWP")

The Fund offers a Systematic Withdrawal Plan which you may use to receive regular distributions from your account. Upon commencement of the SWP, your account must have a current value of $5,000 or more. You may elect to receive automatic payments via check or ACH of $100 or more on a monthly, quarterly, semi-annual or annual basis. You may obtain a SWP Application Form by contacting DST at 1-800-471-1144.

To participate in the SWP, you must have your dividends automatically reinvested. You should realize that if your automatic withdrawals exceed income dividends, your invested principal in the account will be depleted. Thus, depending on the frequency and amounts of the withdrawal payments and/or any fluctuations in the net asset value per share, your original investment could be exhausted entirely. You may change or cancel the SWP at any time on written notice to DST.

OTHER INFORMATION REGARDING REDEMPTIONS

All redemption orders are effected at the net asset value per share next determined after receipt of a valid request for redemption. A redemption order received before 11:00 a.m., Central time, on any Business Day will be effective that day and will receive that day's redemption price. Net asset value per share is determined as of 3:00 p.m., Central time, on each Business Day. Redeemed shares are not entitled to dividends declared on the day the redemption order is effective.

Payment to shareholders for shares redeemed will be made within seven days after DST receives the valid redemption request. At various times, however, the Fund may be requested to redeem shares for which it has not yet received good payment; collection of payment may take 10 or more days. In such circumstances, redemption proceeds will be held pending clearance of the check.

Due to the relatively high costs of handling small investments, the Fund reserves the right to redeem your shares at their net asset value if, because of redemptions, your account in the Fund has a value of less than the minimum initial purchase amount (normally $2,500; $500 for individual retirement accounts and for employees of the Adviser or its affiliates). Accordingly, if you purchase shares of the Fund in only the minimum investment amount, you may be subject to involuntary redemption if you redeem any shares. Before the Fund exercises its right to redeem your shares, you will be given notice that the value of the shares in your account is less than the minimum amount and will be allowed 60 days to make an additional investment in the Fund in an amount which will increase the value of the account to at least the minimum amount.

THE ADVISER

First National Bank of Commerce in New Orleans (the "Adviser"), 210 Baronne Street, New Orleans, Louisiana 70112, serves as the Fund's investment adviser under an advisory agreement (the "Advisory Agreement") with the Trust. The Adviser, through its Trust Group, makes the investment decisions for the assets of the Fund and continuously reviews, supervises, and administers the investment programs of the Fund, subject to the supervision of, and policies established by, the Trustees of the Trust.

As of September 30, 1995, the Adviser's Trust Group managed approximately $2.0 billion in discretionary investment management accounts for individuals, corporations and institutions with widely varying investment needs and objectives. The Trust Group has managed client accounts since 1933 and has managed money market portfolios for the past seven years. The Adviser is a wholly-owned subsidiary of First Commerce Corporation.

The Glass-Steagall Act restricts the securities activities of national banks such as First National Bank of Commerce in New Orleans but the Comptroller of the Currency permits national banks to provide investment advisory and other services to mutual funds. Should the Comptroller's position be challenged successfully in court or reversed by legislation, the Trust might have to make other investment advisory arrangements.

The Trust's shares are not sponsored, endorsed or guaranteed by, and do not constitute obligations or deposits of, the Adviser or First Commerce Corporation and are not insured by the Federal Deposit Insurance Corporation or issued or guaranteed by the U.S. Government or any of its agencies.

The Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of .45% of the Fund's average daily net assets. The Adviser may voluntarily waive a portion of its fee in order to limit the total operating expenses of the Fund. The Adviser reserves the right, in its sole discretion, to terminate this voluntary fee waiver at any time.

Gerald S. Dugal is an Assistant Vice President and the Investment Manager for the Marquis Tax Exempt Money Market Fund, Institutional Money Market Fund, and the Treasury Securities Money

Market Fund. Mr. Dugal has 10 years of experience in investment trading, brokerage, and research. He is licensed as a series 7 securities principal and a series 53 municipal securities principal.

THE ADMINISTRATOR

SEI Financial Management Corporation (the "Administrator"), 680 East Swedesford Road, Wayne, PA 19087-1658, a wholly-owned subsidiary of SEI, and the Trust are parties to an Administration Agreement (the "Administration Agreement"). Under the terms of the Administration Agreement, the Administrator provides the Trust with administrative services, other than investment advisory services, including all regulatory reporting, necessary office space, equipment, personnel, and facilities.

The Administrator is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of .20% of the Fund's average daily net assets.

THE SHAREHOLDER SERVICING AGENT AND TRANSFER AGENT

DST Systems, Inc., 210 West 10th Street, Kansas City, MO 64105, serves as the dividend disbursing agent and shareholder servicing agent for the Trust. DST also acts as transfer agent for the Trust under a Transfer Agent Agreement.

THE DISTRIBUTOR

Shares of the Fund are offered without distribution fees.

SEI Financial Services Company (the "Distributor"), 680 East Swedesford Road, Wayne, PA 19087-1658, a wholly-owned subsidiary of SEI Corporation ("SEI"), and the Trust are parties to a distribution agreement ("Distribution Agreement").

The Fund may execute brokerage or other agency transactions through an affiliate of the Adviser or through the Distributor, for which the affiliate or the Distributor may receive "usual and customary" compensation. For further information, see the Statement of Additional Information.

PERFORMANCE

From time to time, the Trust may advertise the Fund's "current yield," "effective compound yield" and "tax-equivalent yield." These figures will fluctuate, as they are based on historical earnings; they are not intended to indicate future performance and the Trust makes no representation concerning actual future yields. The "current yield" of the Fund refers to the income generated by an investment over a seven-day period which is then "annualized." That is, the amount of income generated by an investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment is assumed to be reinvested. The "effective yield" will be slightly higher than the "current yield" because of the compounding effect of this assumed reinvestment. Tax-equivalent yield is calculated by determining the rate of return that would have been achieved on a fully taxable investment to produce the after-tax equivalent of the Fund's yield, assuming certain tax brackets for a shareholder.

In addition, the Trust may from time to time compare performance of the Fund to that of other mutual funds tracked by mutual fund rating services, financial and business publications and periodicals, broad groups of comparable mutual funds or unmanaged indices which may assume investment of dividends but generally do not reflect deductions for administrative and management costs or to other investment alternatives.

TAXES

The following summary of federal income tax consequences is based on current tax laws and regulations, which may be changed by legislative, judicial, or administrative action.

No attempt has been made to present a detailed explanation of the federal, state, or local income tax treatment of the Fund or its shareholders. Accordingly, shareholders are urged to consult their tax advisers regarding specific questions as to federal, state, and local income taxes. State and local tax consequences of an investment in the

Fund may differ from the federal income tax consequences described below. Additional information concerning taxes is set forth in the Statement of Additional Information.

TAX STATUS OF THE FUND

The Fund is treated as a separate entity for federal income tax purposes and is not combined with the Trust's other funds. The Fund intends to qualify for the special tax treatment afforded regulated investment companies as defined under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As long as the Fund qualifies for this special tax treatment, it will be relieved of federal income tax on that part of its net investment income (including, for this purpose, net short-term capital gain) and net capital gain (the excess of net long-term capital gain over net short-term capital loss) which it distributes to shareholders.

TAX STATUS OF DISTRIBUTIONS

The Fund will distribute all of its net investment income (including, for this purpose, net short-term capital gain) to shareholders. Dividends from net investment income will be taxable to shareholders as ordinary income whether received in cash or in additional shares. Any net realized capital gain will be distributed at least annually and will be taxed to shareholders as long-term capital gain, regardless of how long the shareholder has held shares. The Fund will make annual reports to shareholders of the federal income tax status of all distributions.

Income received on Treasury Obligations is exempt from income tax at the state level when received directly and may be exempt, depending on the state, when received by a shareholder from the Fund provided certain conditions are satisfied. Interest received on repurchase agreements collateralized by Treasury Obligations normally is not exempt from state taxation. The Fund will inform shareholders annually of the percentage of income and distributions derived from Treasury Obligations. Shareholders should consult their tax advisers to determine whether any portion of the income dividends received from the Fund is considered tax exempt in their particular states.

Ordinarily, shareholders will include in income all dividends declared by the Fund in the year those dividends are paid. However, dividends declared by the Fund in October, November or December of any year and payable to shareholders of record on a date in one of those months will be deemed to have been paid by the Fund and received by the shareholders on the last day of that month, if paid by the Fund at any time during the following January.

The Fund intends to make sufficient distributions prior to the end of each calendar year to avoid liability for federal excise tax.

GENERAL INFORMATION

THE TRUST

The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 29, 1993. The Declaration of Trust permits the Trust to offer separate series of shares or "funds" and different classes of each fund. In addition to the Fund, the Trust offers the following funds: Treasury Securities Money Market Fund, Institutional Money Market Fund, Government Securities Fund, Louisiana Tax-Free Income Fund, Balanced Fund, Growth Equity Fund and the Value Equity Fund. All consideration received by the Trust for shares of any fund and all assets of such fund belong to that fund and would be subject to liabilities related thereto. The Trust reserves the right to create and issue shares of additional funds.

The Trust pays its operating expenses, including fees of its service providers, audit and legal expenses, expenses of preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial services and registering the shares under Federal and state securities laws, pricing and insurance expenses, and pays additional expenses including litigation and other extraordinary expenses, brokerage costs, interest charges, taxes and organization expenses.

TRUSTEES OF THE TRUST

The management and affairs of the Trust are supervised by the Trustees under the laws of the

Commonwealth of Massachusetts. The Trustees have approved contracts under which, as described above, certain companies provide essential management, administrative, and shareholder services to the Trust.

VOTING RIGHTS

Each share held entitles the shareholder of record to one vote. Each fund or class will vote separately on matters relating solely to that fund or class. As a Massachusetts business trust, the Trust is not required to hold annual meetings of shareholders but meetings of shareholders will be held from time to time to seek approval for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

REPORTING

The Trust issues unaudited financial information semiannually and audited financial statements annually. The Trust furnishes periodic reports to shareholders of record, and, as necessary, proxy statements for shareholder meetings.

SHAREHOLDER INQUIRIES

Shareholder inquiries should be directed to DST Systems, Inc., P.O. Box 419240, Kansas City, MO 64141-6240 or by calling 1-800-471-1144.

DIVIDENDS

The net investment income (not including capital gains) of the Fund is determined and declared on each Business Day as a dividend for shareholders of record as of the close of business on that day. Shareholders who own shares at the close of business on the record date will be entitled to receive the dividend. Currently, capital gains of the Fund, if any, will be distributed at least annually. Dividends are paid by the Fund in Federal funds or in additional shares at the discretion of the shareholder on the first business day of each month.

COUNSEL AND INDEPENDENT PUBLIC ACCOUNTANTS

Morgan, Lewis & Bockius LLP serves as counsel to the Trust. Arthur Andersen LLP serves as the independent public accountants of the Trust.

CUSTODIAN

First National Bank of Commerce in New Orleans acts as Custodian of the Trust. The Custodian holds cash, securities and other assets of the Trust as required by the Investment Company Act of 1940, as amended (the "1940 Act").

DESCRIPTION OF PERMITTED INVESTMENTS AND RISK FACTORS

The following is a description of the permitted investments and investment practices for the Fund and associated risk factors. Further discussion is contained in the Statement of Additional Information.

BANKERS' ACCEPTANCES--Bankers' acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Bankers' acceptances are used by corporations to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

CERTIFICATES OF DEPOSIT--Certificates of deposit are interest bearing instruments with a specific short-term maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit with penalties for early withdrawal will be considered illiquid.

COMMERCIAL PAPER--Commercial paper is a term used to describe unsecured short-term promissory notes issued by corporations and other entities. Maturities on these issues vary from a few to 270 days.

FIXED INCOME SECURITIES--Fixed income securities include bonds, notes, debentures and other interest-bearing securities that represent indebtedness. The market value of the fixed income investments in which the Fund invest will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Changes by recognized agencies in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Changes in the value of these securities will not necessarily affect cash income derived from these securities but will affect the Fund's net asset value.

MUNICIPAL LEASES--Municipal leases are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities and may be considered to be illiquid. They may take the form of a lease, an installment purchase contract, a conditional sales contract, or a participation certificate in any of the above.

Municipal lease obligations typically are not backed by the municipality's credit, and their interest may become taxable if the lease is assigned. If funds are not appropriated for the following year's lease payments, a lease may terminate, with a possibility of default on the lease obligation and significant loss to the Fund. Under guidelines established by the Board of Directors, the credit quality of municipal leases will be determined on an ongoing basis, including an assessment of the likelihood that a lease will be canceled.

MUNICIPAL SECURITIES--Municipal securities consist of (i) debt obligations issued by or on behalf of public authorities to obtain funds to be used for various public facilities, for refunding outstanding obligations, for general operating expenses, and for lending such funds to other public institutions and facilities, and (ii) certain private activity and industrial development bonds issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair, or improvement of privately operated facilities. General obligation bonds are backed by the taxing power of the issuing municipality. Revenue bonds are backed by the revenues of a project or facility; tolls from a toll bridge for example. Certificates of participation represent an interest in an underlying obligation or commitment such as an obligation issued in connection with a leasing arrangement. The payment of principal and interest on private activity and industrial development bonds generally is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

Municipal securities include general obligation notes, tax anticipation notes, revenue anticipation notes, bond anticipation notes, certificates of indebtedness, demand notes, and construction loan notes. Municipal bonds include general obligation bonds, revenue or special obligation bonds, private activity and industrial development bonds.

PARTICIPATION INTERESTS--Participation interests are interests in Municipal Securities from financial institutions such as commercial and investment banks, savings and loan associations and insurance companies. These interests may take the form of participations, beneficial interests in a trust, partnership interests or any other form of indirect ownership that allows the Fund to treat the income from the investment as exempt from federal income tax. The Fund invests in these participation interests in order to obtain credit enhancement or demand features that would not be available through direct ownership of the underlying Municipal Securities.

RECEIPTS--TRs, TIGRs and CATS--interests in separately traded interest and principal component parts of U.S. Treasury obligations that are issued by banks or brokerage firms and are created by depositing U.S. Treasury obligations into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Receipts include "Treasury Receipts" ("TRs"), "Treasury Investment Growth Receipts" ("TIGRs"), and "Certificates of Accrual on Treasury Securities" ("CATS"). Each Fund other than the Louisiana Fund is permitted to invest in receipts.

STRIPS, TRs, TIGRs and CATS are sold as zero coupon securities which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accrued over the life of the security and constitutes the income earned on the security for both accounting and tax purposes. Because of these features, receipts may be subject to greater price volatility than interest paying U.S. Treasury Obligations. See also "Taxes".

REPURCHASE AGREEMENTS--Repurchase agreements are agreements by which the Fund obtains a security and simultaneously commits to return the security to the seller at an agreed upon price (including principal and interest) on an agreed upon date within a number of days from the date of purchase. Repurchase agreements must be fully collateralized at all times. The Fund bears a risk of loss in the event the other party defaults on its obligations and the Fund is delayed or prevented from its right to dispose of the collateral. The Fund will enter into repurchase agreements only with financial institutions deemed to present minimal risk of bankruptcy during the term of the agreement based on established guidelines. Repurchase agreements are considered loans under the 1940 Act, as amended.

SECURITIES LENDING--In order to generate additional income, the Fund may lend securities which it owns pursuant to agreements requiring that the loan be continuously secured by collateral consisting of cash or securities of the U.S. Government or its agencies equal to at least 100% of the market value of the securities lent. The Fund continues to receive interest on the securities lent while simultaneously earning a portion of the return generated from the collateral (or a portion of the return on the investment of cash collateral). Collateral is marked to market daily. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially or become insolvent.

STANDBY COMMITMENTS--Some securities dealers are willing to sell Municipal Securities to the Fund accompanied by their commitments to repurchase the Municipal Securities prior to maturity, at the Fund's option, for the amortized cost of the Municipal Securities at the time of repurchase. These arrangements are not used to protect against changes in the market value of Municipal Securities. They permit the Fund, however, to remain fully invested and still provide liquidity to satisfy redemptions. The cost of Municipal Securities accompanied by these "standby" commitments could be greater than the cost of Municipal Securities without such commitments. Standby commitments are not marketable or otherwise assignable and have value only to the Fund. The default or bankruptcy of a securities dealer giving such a commitment would not affect the quality of the Municipal Securities purchased. However, without a standby commitment, these securities could be more difficult to sell. The Fund enters into standby commitments only with those dealers whose credit the investment adviser believes to be of high quality.

TIME DEPOSITS--Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits are considered to be illiquid securities.

Any guaranty by the U.S. Treasury of the securities in which the Fund invests guarantees only the payment of principal and interest on the guaranteed security and does not guarantee the yield or value of that security or the yield or value of shares of the Fund.

U.S. GOVERNMENT AGENCY OBLIGATIONS--Obligations issued or guaranteed by agencies of
13
the United States Government, including, among others, the Federal Farm Credit Bank, the Federal Housing Administration and the Small Business Administration, and obligations issued or guaranteed by instrumentalities of the United States Government, including, among others, the Federal Home Loan Mortgage Corporation, the Federal Land Banks and the United States Postal Service. Some of these securities are supported by the full faith and credit of the United States Treasury (e.g., Government National Mortgage Association), others are supported by the right of the issuer to borrow from the Treasury (e.g., Federal Farm Credit Bank), while still others are supported only by the credit of the instrumentality (e.g., Federal National Mortgage Association). Guarantees of principal by agencies or instrumentalities of the United States Government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of the Fund's shares.

U.S. GOVERNMENT SECURITIES--Any guaranty by the U.S. Government of the securities in which the Fund invests guarantees only the payment of principal and interest on the guaranteed security and does not guarantee the yield or value of that security or the yield or value of shares of the Fund.

U.S. TREASURY OBLIGATIONS--U.S. Treasury obligations consist of bills, notes, and bonds issued by the U.S. Treasury, and separately traded interest and principal component parts of such obligations that are transferable through the Federal book-entry system known as Separately Traded Registered Interest and Principal Securities ("STRIPS"). The Fund does not expect to trade STRIPS actively.

VARIABLE AND FLOATING RATE INSTRUMENTS--Certain of the obligations purchased by the Fund may carry variable or floating rates of interest, may involve a conditional or unconditional demand feature and may include variable amount master demand notes. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly or some other reset period, and may have a floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such securities.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES--When-issued or delayed delivery basis transactions involve the purchase of an instrument with payment and delivery taking place in the future. Delivery of and payment for these securities may occur a month or more after the date of the purchase commitment. To the extent required by the 1940 Act, the Fund will maintain with the custodian a separate account with liquid high grade debt securities or cash in an amount at least equal to these commitments. The interest rate realized on these securities is fixed as of the purchase date and no interest accrues to the Fund before settlement. These securities are subject to market fluctuation due to changes in market interest rates and it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. Although the Fund generally purchases securities on a when-issued or forward commitment basis with the intention of actually acquiring securities for its portfolio, the Fund may dispose of a when-issued security or forward commitment prior to settlement if it deems appropriate.
14

TABLE OF CONTENTS
--------------------------------------------------------------------------------

Summary.....................................................................   2
Expense Summary.............................................................   3
The Trust...................................................................   4
Investment Objectives and Policies..........................................   4
Investment Limitations......................................................   5
Purchase of Shares..........................................................   5
Exchanges...................................................................   6
Redemption of Shares........................................................   7
The Adviser.................................................................   8
The Administrator...........................................................   9
The Shareholder Servicing Agent and Transfer Agent..........................   9
The Distributor.............................................................   9
Performance.................................................................   9
Taxes.......................................................................   9
General Information.........................................................  10
Description of Permitted Investments and Risk Factors.......................  11

MARQUIS FUNDS:         Statement of Additional Information


Investment Adviser:    First National Bank of Commerce in New Orleans


This Statement of Additional Information is not a prospectus. It provides information about the activities and operations of Marquis Funds (the "Trust") in addition to the information provided in the Trust's prospectuses dated
1996 (the "Prospectuses") and should be read in conjunction with a Prospectus. Prospectuses may be obtained through the Trust's shareholder servicing and transfer agent, DST Systems, Inc., 210 West 10th Street, Kansas City, Missouri 64105 (1-800-471-1144).

                               TABLE OF CONTENTS

The Trust..................................................................    2
Additional Description of Permitted Investments............................    2
Investment Limitations.....................................................   21
Non-Fundamental Policies...................................................   22
The Adviser................................................................   23
The Administrator..........................................................   24
The Distributor............................................................   25
Trustees and Officers of the Trust.........................................   27
Computation of Yield.......................................................   30
Calculation of Total Return................................................   32
Purchase and Redemption of Shares..........................................   33
Conversion Feature.........................................................   34
Letter of Intent...........................................................   34
Determination of Net Asset Value...........................................   34
Taxes......................................................................   36
Fund Transactions..........................................................   41
Trading Practices and Brokerage............................................   42
Description of Shares......................................................   44
Shareholder Liability......................................................   45
Limitation of Trustees' Liability..........................................   45
5% Shareholders............................................................   46
Experts....................................................................   49
Financial Information......................................................    -

          , 1996

THE TRUST

Marquis Funds(R) is an open-end management investment company established under Massachusetts law as a "Massachusetts business trust" under an Agreement and Declaration of Trust dated as of June 29, 1993 (the "Declaration of Trust").
The Declaration of Trust permits the Trust to offer separate series of units of beneficial interest ("shares") and different classes of shares of each series. The Trust consists of seven series: the Government Securities Fund, the Louisiana Tax-Free Income Fund (the "Louisiana Fund"), the Balanced Fund (formerly the "Growth and Income Fund), the Value Equity Fund, the Treasury Securities Money Market Fund, the Institutional Money Market Fund, and the Tax Exempt Money Market Fund (the "Money Market Funds") (collectively, the "Funds"). Each Fund is a diversified mutual fund, except the Louisiana Fund, which is non-diversified. Except for differences between the Class A and Class B shares of the Government Securities Fund, the Louisiana Fund (together, the "Fixed Income Funds"), Balanced Fund, Value Equity Fund and Growth Equity Fund (together, the "Equity Funds") pertaining to sales loads, service fees, dividends, voting rights and distribution plans, and differences between the Trust Class, Retail Class and Cash Sweep Class shares of the Treasury Securities Money Market Fund and the Institutional Money Market Fund pertaining to distribution costs, distribution plans, dividends and voting rights, each share of each Fund represents an equal proportionate interest in that Fund. See "Description of Shares." Capitalized terms not defined herein are defined in the Prospectuses. No investment in shares of a Fund should be made without first reading that Fund's Prospectus.


ADDITIONAL DESCRIPTION OF PERMITTED INVESTMENTS

Variable and Floating Rate Notes

All Funds may invest in variable rate notes and floating rate notes (together, "adjustable interest rate notes"). The Fixed Income Funds may invest in adjustable interest rate notes issued by or on behalf of states (including the District of Columbia), territories and possessions of the United States and their respective authorities, agencies, instrumentalities and political subdivisions; such notes constitute a form of Municipal Securities. A variable
                                                                       --------
rate note is a note whose terms provide for the adjustment of its interest rate
---------
on set dates and which, upon such adjustment, can reasonably be expected to have a market value that approximates its par value; the degree to which a variable rate note's market value approximates its par value will depend on the frequency of the readjustment of the note's interest rate and the length of time that must elapse before the next readjustment. A floating rate note is a note whose terms
                                        ------------------
provide for the adjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Although there may be no active secondary market with respect to a particular variable or floating rate note purchased by a Fund, the Fund may seek to resell the note at any time to a third party. The absence of an active secondary market, however, could make it difficult for the Fund to dispose of a variable or floating rate note in the event the issuer of the note defaulted on its payment obligations, and the Fund could, as a result or for other reasons, suffer a loss to the extent of the default. In addition, a variable or floating rate demand note with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such securities. Variable or floating rate notes may be secured by bank letters of credit.

For the Money Market Funds only, variable and floating rate notes will be deemed to have maturities as follows:

1. A variable rate note, the principal amount of which is scheduled on the face of the instrument to be paid in thirteen months or less, will be deemed by a Fund to have a maturity equal to the period remaining until the next readjustment of the interest rate.

2. A variable rate note that is subject to a demand feature will be deemed by a Fund to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

3. A floating rate note that is subject to a demand feature will be deemed by a Fund to have a maturity equal to the period remaining until the principal amount can be recovered through demand.

As used above, a note is "subject to a demand feature" where the Fund is entitled to receive the principal amount of the note either at any time on no more than thirty days' notice or at specified intervals not exceeding thirteen months and upon no more than thirty days notice.

The Fixed Income Funds and the Equity Funds may invest in variable amount master demand notes, which may or may not be backed by bank letters of credit. These variable rate notes permit the investment of fluctuating amounts at varying market rates of interest pursuant to direct arrangements between the Trust, as lender, and the borrower. Such notes provide that the interest rate on the amount outstanding varies on a daily, weekly or monthly basis depending upon a stated short-term interest rate index. Both the lender and the borrower have the right to reduce the amount of outstanding indebtedness at any time. There is no secondary market for the notes. It is not generally contemplated that such instruments will be traded.

Bank Obligations

The Funds are not prohibited from investing in obligations of banks that are clients of

SEI Corporation ("SEI"). However, the purchase of shares of the Funds by such banks or by their customers will not be a consideration in determining which bank obligations the Funds will purchase. The Funds will not purchase obligations of the Adviser.

Government National Mortgage Association ("GNMA") Certificates

The Fixed Income Funds and the Equity Funds may invest in securities issued by GNMA, a wholly-owned U.S. Government corporation which guarantees the timely payment of principal and interest. The market value and interest yield of these instruments can vary due to market interest rate fluctuations and early prepayments of underlying mortgages. These securities represent ownership in a pool of federally insured mortgage loans. GNMA certificates consist of underlying mortgages with a maximum maturity of 30 years. However, due to scheduled and unscheduled principal payments, GNMA certificates have a shorter average maturity and, therefore, less principal volatility than a comparable 30-year bond. Since prepayment rates vary widely, it is not possible to predict accurately the average maturity of a particular GNMA pool. The scheduled monthly interest and principal payments relating to mortgages in the pool will be "passed through" to investors. GNMA securities differ from conventional bonds in that principal is paid back to the certificate holders over the life of the loan rather than at maturity. As a result, there will be monthly scheduled payments of principal and interest. In addition, there may be unscheduled principal payments representing prepayments on the underlying mortgages. Although GNMA certificates may offer yields higher than those available from other types of U.S. Government securities, GNMA certificates may be less effective than other types of securities as a means of "locking in" attractive long-term rates because of the prepayment feature. For instance, when interest rates decline, the value of a GNMA certificate likely will not rise as much as comparable debt securities due to the prepayment feature. In addition, these prepayments can cause the price of a GNMA certificate originally purchased at a premium to decline in price to its par value, which may result in a loss.

Mortgage-Backed Securities

The Government Securities Fund and the Balanced Fund may, in addition to investing in GNMA securities, invest in other mortgage-backed securities, principally collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs"). CMOs are securities collateralized by mortgages, mortgage pass-throughs, mortgage pay-through bonds (bonds representing an interest in a pool of mortgages where the cash flow generated from the mortgage collateral pool is dedicated to bond repayment), and mortgage-backed bonds (general obligations of the issuers payable out of the issuers' general funds and additionally secured by a first lien on a pool of single-family detached properties).

Many CMOs are issued with a number of classes or series that have different maturities and are retired in sequence. Investors purchasing such CMOs in the shortest maturities receive or are credited with their pro rata portion of the scheduled payments of interest and principal on the underlying mortgages plus all unscheduled prepayments of principal up to a predetermined portion of the total CMO obligation. Until that portion of such CMO obligation is repaid, investors in the longer maturities receive interest only. Accordingly, the CMOs in the longer maturity series are less likely than other mortgage pass-throughs to be prepaid prior to their stated maturity. Although some of the mortgages underlying CMOs may be supported by various types of insurance, and some CMOs may be backed by GNMA certificates or other mortgage pass-throughs issued or guaranteed by U.S. Government agencies or instrumentalities, the CMOs themselves generally are not guaranteed.

REMICs, which were authorized under the Internal Revenue Code of 1986, as amended, are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are a form of CMO, and issue multiple classes of securities.

Asset-Backed Securities

The Government Securities and Balanced Funds may invest in asset-backed securities including company receivables, truck and auto loans, leases, and credit card receivables. Asset-backed securities, like mortgage-backed securities, represent ownership of a pool of obligations. The payment of principal and interest on non-mortgage asset-backed securities may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities. In addition, these issues typically have a short-intermediate maturity structure depending on the paydown characteristics of the underlying financial assets which are passed through to the security holder. The purchase of non-mortgage asset-backed securities raises risk considerations peculiar to the financing of the instruments underlying such securities. For example, due to the manner in which the issuing organizations may perfect their interests in their respective obligations, there is a risk that another party could acquire an interest in the obligations superior to that of the holders of the asset-backed securities. Also, in most states the security interest in a motor vehicle must be noted on the certificate of title to perfect a security interest against competing claims of other parties. Due to the large number of vehicles involved, however, the certificate of title to each vehicle financed, pursuant to the obligations underlying the asset-backed securities, usually is not amended to reflect the assignment of the seller's security interest for the benefit of the holders of the asset-backed securities. Therefore, the possibility exists that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. In addition, various state and Federal laws give the motor vehicle owner the right to assert against the holder of the owner's obligation certain defenses such owner would have against the seller of the motor vehicle. The assertion of such defenses could reduce payments on the related asset-backed securities. Insofar as credit card receivables are concerned, credit card holders are entitled to the protection of a number of state and Federal consumer credit laws, many of which give such holders the right to set off certain amounts against balances owed on the credit card, thereby reducing the amounts paid on such receivables. In addition, unlike most other asset-backed securities, credit card receivables are unsecured obligations of the card holder. Asset-backed securities entail prepayment risk, which may vary depending on the type of asset but is generally less than the prepayment risk associated with mortgage-backed securities.

The development of non-mortgage asset-backed securities is at an early stage compared to mortgage-backed securities. While the market for asset-backed securities is becoming increasingly liquid, the market for non-mortgage asset-backed securities is not as well developed as that for mortgage-backed securities guaranteed by government agencies or instrumentalities. The Adviser intends to limit its purchases of non-mortgage asset-backed securities to securities that are readily marketable at the time of purchase.

Separately Traded Interest and Principal Securities ("STRIPS")

Each Fund may invest in STRIPS which are component parts of U.S. Treasury Securities traded through the Federal Book-Entry System. The Adviser will only purchase STRIPS that it determines are liquid or, if illiquid, do not violate the Fund's investment policy concerning investments in illiquid securities. Consistent with Rule 2a-7, the Adviser will purchase for the Money Market Funds only those STRIPS that have a remaining maturity of 397 days or less; therefore, the Money Market Funds currently may only purchase interest component parts of U.S. Treasury Securities. While there is no limitation on the percentage of a Fund's assets that may be comprised of STRIPS, the Adviser will monitor the level of such holdings to avoid the risk of impairing shareholders' redemption rights and of deviations in the value of shares of the Money Market Funds.

Repurchase Agreements

Each Fund may enter into repurchase agreements with primary securities dealers recognized by the Federal Reserve Bank of New York or with national member banks as defined in Section 3(d)(1) of the Federal Deposit Insurance Act, as amended. The repurchase agreement will have an agreed-upon price (including principal and interest) and an agreed-upon repurchase date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed-upon market rate of interest which is unrelated to the coupon rate or maturity of the underlying security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security.

The repurchase agreements entered into by the Funds will provide that the underlying security at all times shall have a value at least equal to 100% of the resale price stated in the agreement; the Adviser monitors compliance with this requirement. Under all repurchase agreements entered into by a Fund, the Custodian or its agent must take possession of the underlying collateral. However, if the seller defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, even though the Bankruptcy Code provides protection for proceedings, the Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying security to the seller's estate.

Municipal Securities

Municipal Securities -- The two principal classifications of Municipal
--------------------
Securities are "general obligation" and "revenue" issues. General obligation issues are issues involving the credit of an issuer possessing taxing power and are payable from the issuer's general unrestricted revenues, although the characteristics and method of enforcement of general obligation issues may vary according to the law applicable to the particular issuer. Revenue issues are payable only from the revenues derived from a particular facility or class of facilities or other specific revenue source. The Louisiana Fund may also invest in "moral obligation" issues, which are normally issued by special purpose authorities. Moral obligation issues are not backed by the full faith and credit of the state and are generally backed by the agreement of the issuing authority to request appropriations from the state legislative body. Municipal Securities include debt obligations issued by governmental entities to obtain funds for various public purposes, such as the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to other public institutions and facilities. Certain private activity bonds that are issued by or on behalf of public authorities to finance various privately-owned or operated facilities are included within the term "Municipal Securities."
Private activity bonds and industrial development bonds are generally revenue bonds, the credit and quality of which are directly related to the credit of the private user of the facilities.

Municipal Securities may also include general obligation notes, tax anticipation notes, bond anticipation notes, revenue anticipation notes, project notes, certificates of indebtedness, demand notes, tax-exempt commercial paper, construction loan notes and other forms of short-term, tax-exempt loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues. Project notes are issued by a state or local housing agency and are sold by the Department of Housing and Urban Development. While the issuing agency has the primary obligation with respect to its project notes, they are also secured by the full faith and credit of the United States through agreements with the issuing authority which provide that, if required, the Federal government will lend the issuer an amount equal to the principal of and interest on the project notes.

The quality of Municipal Securities, both within a particular classification and between classifications, will vary, and the yields on Municipal Securities depend upon a variety of factors, including general money market conditions, the financial condition of the issuer (or other entity whose financial resources are supporting the securities), general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating(s) of the issue. In this regard, it should be emphasized that the ratings of any NRSRO are general and are not absolute standards of quality. Municipal Securities with the same maturity, interest rate and rating(s) may have different yields, while Municipal Securities of the same maturity and interest rate with different rating(s) may have the same yield.

An issuer's obligations under its Municipal Securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon the enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its Municipal Securities may be materially adversely affected by litigation or other conditions.

Municipal Leases -- The Louisiana Fund and Tax Exempt Money Market Fund may
----------------
invest in instruments, or participations in instruments, issued in connection with lease obligations or installment purchase contract obligations of municipalities ("municipal lease obligations"). Although municipal lease obligations do not constitute general obligations of the issuing municipality, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate funds for, and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose in the relevant years. Municipal lease obligations are a relatively new form of financing, and the market for such obligations is still developing. Municipal leases will be treated as liquid only if they satisfy criteria set forth in guidelines established by the Board of Trustees, and there can be no assurance that a market will exist or continue to exist for any municipal lease obligation.

Puts on Municipal Securities -- The Louisiana Fund and Tax Exempt Money Market
----------------------------
Fund may acquire "puts" with respect to its acquisition of Municipal Securities. A put is a right to sell a specified security (or securities) within a specified period of time at a specified exercise price. The Fund may sell, transfer, or assign the put only in conjunction with the sale, transfer, or assignment of the underlying security or securities.

The amount payable upon the exercise of a put is normally (i) the Fund's acquisition cost of the Municipal Securities (excluding any accrued interest which the Fund paid on the acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period.

Puts on Municipal Securities may be acquired to facilitate the liquidity of portfolio assets and the reinvestment of assets at a rate of return more favorable than that of the underlying security. A Fund will generally acquire puts only where the puts are available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Fund may pay for puts either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the puts (thus reducing the yield to maturity otherwise available for the same securities).

Taxable Municipal Securities -- The Louisiana Fund and Tax Exempt Money Market
----------------------------
Fund may invest up to 20% of its total assets in Municipal Securities, such as certain private activity or industrial revenue bonds, the interest on which is not tax-exempt for Federal income tax purposes but which otherwise meet the Fund's investment criteria.

Special Considerations Regarding Louisiana Municipal Securities  -- The
---------------------------------------------------------------
concentration of investments in Louisiana Municipal Securities by the Louisiana Fund raises special investment considerations. In particular, changes in the economic condition and governmental policies of the State of Louisiana or its municipalities could adversely affect the value of the Louisiana Fund and the portfolio securities held by it. This section briefly describes current economic trends in Louisiana.

Louisiana's economy, traditionally dependent on energy, remains mired in slow growth as domestic oil production has slowed in recent years. As the State's energy sector has shrunk, services have replaced energy as the leading employment sector since the mid-1980's, with employment increasing 20% from 1988 to July 1992. Some manufacturing growth continues to take place, with jobs up 13% over the same period. Manufacturing remains concentrated in chemicals, transportation equipment, and food products, reflecting the petrochemical industry, shipbuilding at the Port of New Orleans, and the State's seafood industry. Louisiana population reached its peak of 4.5 million in 1986, after which it began to decline, reaching 4.2 million only four years later. While the labor force experienced a similar decline, it grew at a 2.1% rate in 1991 and is projected to continue to grow slowly through the rest of the decade. Tourism also remains a major sector of economic activity, with the New Orleans Convention Center a major attraction. The unemployment rate for Louisiana was 7.6% as of November 1992 (versus 6.7% for November 1991), while the U.S. experienced an unemployment rate of 7.2% for the same period.

Louisiana is the twenty-first largest state in terms of population. It is rich in natural resources. Overall, Louisiana is the nation's third largest producer of chemical products. It ranks second in the production of the industrial inorganic chemicals and the manufacture of agricultural chemicals. Oil and gas extraction, petroleum refining, chemicals and allied products combined employ approximately 92,800 people, or 6% of the total non-agricultural employment in Louisiana. These industries provide approximately 12% of the net wages paid to non-agricultural employees in the State.

Louisiana has five major deepwater ports: New Orleans, Baton Rouge, Lake Charles, the Port of South Louisiana and the Port of Plaquemine. The Port of South Louisiana is a conglomerate of public and private facilities, handling more waterbottom annual tonnage than any other port in the country. The Port of New Orleans is the world's largest grain exporter and generates more than $3 billion a year in wages and taxes. The Port of Baton Rouge ranks fifth in the nation, handling over 78 million tons per year. The Port of Baton Rouge's largest commodity is petroleum coke, and the port is one of the nation's largest rice exporters. The Port of Lake Charles ranks 16th in the nation in total tonnage handled. In addition to these three major ports, there are numerous inland ports located within the State which service barge and boat traffic. The nation's first offshore oil port (commonly referred to as the "Superport") started full-time operations on January 1, 1982. The State, involved in the development of the Superport since 1972, was instrumental in promoting and financing private industry's efforts to construct deepwater port facilities. Approximately $764 million of revenue bonds have been issued for construction of the port complex. The Superport consists of three major elements: (i) a marine terminal; (ii) an underground storage facility; and (iii) a large diameter pipeline for transporting oil between the offshore and onshore facilities. The Superport allows deep draft tankers that are unable to navigate the Mississippi River to dock and unload crude oil for distribution to the United States.

The agricultural sector of Louisiana's economy is comprised of the agricultural producers and the agribusinesses which support the production, storage, transportation, processing and marketing of agricultural products. In 1991, 13,400 identifiable Louisiana agribusiness firms employed 230,500 workers with a total annual payroll of approximately $3.0 billion. The agricultural sector accounted for over 19% of employment in the State and over 13% of payrolls. Total investment in forestry and farm capital and lands is approximately $16 billion and exceeds the total asset value of the manufacturing sector.

During the period from the Fiscal Year 1981 through Fiscal Year 1987, the State experienced operating budget deficits in six of the seven fiscal years. Exacerbating the operating deficit problem was the highly dependent nature of the State's budget on mineral revenues and in particular, the dramatic fluctuations in oil prices over the past decade. At the height of the oil boom in the early 1980's, the State derived more than 40% of its operating revenues directly from sources related to the mineral extraction process. Today, the percentage has dropped to about 13%, or almost a 70% reduction.

Fiscal Year 1987 ended with a deficit in the General Fund of $512 million accumulated during the previous three fiscal years. This deficit was eliminated through the creation of the Louisiana Recovery District in 1988 and its issuance of $979,125,000 of bonds secured by a statewide 1% sales tax levied by the District. Most of the bond issue proceeds were transferred to the General Fund for the purposes of eliminating the accumulated deficit ($512 million) and assisting the State's cash flow ($271 million).

Since 1988, the gap between General Fund expenditures and revenues has widened for a variety of reasons: (i) new expenditures have been phased in; (ii) new tax exemptions have been implemented; (iii) the Federal government has issued costly mandates, most significantly in the Medicaid program; and (iv) revenues once available to the General Fund have in recent years been dedicated for specific purposes. Furthermore, the State's tax base -- which is comprised in part of mineral revenues and volume-based taxes, such as those on tobacco, beer, and liquor -- is inherently inelastic; i.e., its growth rate does not match or exceed the growth rate of the economy.

The State began Fiscal Year 1988 with a balance of $271 million and ended the year with an operating surplus which, when combined with prior year adjustments of $384 million, provided the State with an ending General Fund balance of $655 million. In Fiscal Year 1989, the State budget anticipated the use of $126 million of the surplus for the operating budget. Revenues, however, were greater than anticipated and none of the surplus was used. In fact, Fiscal Year 1989 ended with a small operating surplus of $47 million which included $13 million of adjustments. This $47 million, when added to the $655 million balance from the prior fiscal year, brought the accumulated surplus to $702 million as of June 30, 1990.

Approximately $284 million of the Fiscal Year 1989 surplus was used to fund the Fiscal Year 1990 budget. As a result, the State ended Fiscal Year 1990 with an accumulated General Fund surplus of $418 million.

The 1992 budget depleted remaining reserves and required two mid-year expenditure adjustments totalling $115 million. A potential deficit for Fiscal Year 1992 has been addressed by additional revenue enhancements totaling $1.159 billion. A majority of these enhancements are one time items totaling $489 million and will not be available for future years. The Office of Fiscal Affairs and Policy Development has projected a budget gap of approximately $600 million for Fiscal Year 1994. The State is operating at a deficit and in order for it to continue providing for current services, additional and dependable revenues streams must be developed.

In August 1992, a state constitutional convention was convened which made numerous proposals to limit state indebtedness and resolve other revenue and finance issues. However, all the proposals were voted down by a statewide referendum held on November 3, 1992.

Currently, the State is working to expand economic development activities that will take advantage of Louisiana's replenishable resources such as timber, water for aquaculture, fish and seafood related products and related industrial uses of such resources. The State is also pursuing further development of its transportation capabilities by expanding port related activities and improving its highways and airports.

Positive results have been achieved by establishing research programs with considerable job creation potential. The $26 million Pennington Biomedical Research Center at Louisiana State University, in Baton Rouge, concentrates on nutrition and preventative medicine. Since opening, the center has received a $9.4 million grant from the United States Department of Agriculture, a $3.5 million Army contract to study nutrition and a $1.5 million donation from the National Heart, Lung and Blood Institute. Louisiana State University is constructing the Center for Advanced Microstructures and Devices that will provide hands-on experience for young scientists and engineers and improve research capabilities in materials science by furnishing the most advanced scientific instrumentation available. In addition, the University of Southwestern Louisiana has devised a "factory of the future" where a product can be developed, industry can obtain applied research for a product, existing technology can be transferred to Louisiana industry and university students can gain practical experience with state-of-the-art technology.

In 1990, the Louisiana Constitution was amended by the electorate to provide for the creation and operation of a State lottery. The net proceeds from the lottery are deposited in a special fund in the State Treasury entitled the Lottery Proceeds Fund (the "Lottery Fund"). Although the Legislature may make appropriations from the Lottery Fund for any purpose, amounts deposited in the Lottery Fund cannot be appropriated for expenditure in the same calendar year in which they are received.

The lottery began with scratch card game operations in September, 1991 and full lottery operation on January 22, 1992. The State Lottery Commission estimated $286 million of lottery proceeds would be raised during the 1992 calendar year. State law provides that, after the first year of operations, the lottery proceeds will be divided as follows: 50% to lottery winners, 35% to the State, 10% to the Commission and 5% to vendors of lottery tickets. As of December 31, 1992, for the 1992 calendar year, the State received $166,500,000 as its share of the lottery proceeds. The Revenue Estimating Conference estimates that the State will receive as its share of lottery proceeds $140,000,000 in the 1993 calendar year.

In 1991, the Louisiana Legislature enacted the Video Draw Poker Devices Control Law (the "Act") for the purpose of regulating and licensing the use and operation of video draw poker devices through the video gaming division (the "Video Division") of the gaming enforcement section of the office of the State police. The Act imposes annual license fees on manufacturers, distributors, service entities, device operation device owners and licensed establishments. In addition, each device owner must remit to the

Video Division a franchise payment equal to 22-1/2% of the net device revenue derived from the operation of each device. All franchise payments, license fees, fines and penalties received by the Video Division must be forwarded to the State Treasurer for immediate deposit. The funds are first credited to the Bond Security and Redemption Fund and then credited to the Video Draw Poker Device Fund. Monies in the Video Draw Poker Device Fund may only be withdrawn pursuant to appropriation by the Legislature and distributed as follows: (a) 25% to be distributed in the following priority: (i) not exceeding $5,400,000 for district attorneys and assistant district attorneys; (ii) remainder to municipalities and parishes in which devices are operated to pay for enforcement of Act 1062; (b) A legislative allocation to the Department of Public Safety & Corrections to pay for enforcement of Act 1062; (c) Any funds remaining after payments pursuant to (a) and (b) are deposited in the State general fund.

As of January 4, 1993, the Treasurer's office reports that total revenues since July 1, 1992 were $13,897,084 of which $6,632,166 is available for general fund purposes.

In 1991, the Louisiana Legislature also enacted the Louisiana Riverboat Economic Development and Gaming Control Act ("Act 753") to assist the growth of tourism by the development of a riverboat industry in the State authorized to operate regulated gaming activities. Act 753 designates certain rivers and waterways in the State upon which riverboat gaming may be conducted and provides for the creation within the Department of Public Safety and Corrections, a gaming commission known as the Riverboat Gaming Commission (the "Riverboat Commission"). The Riverboat Commission has the responsibility of licensing, regulating and inspecting riverboat gaming facilities and enforcing Act 753 and regulations promulgated thereunder. Act 753 allows the issuance of up to fifteen licenses to conduct gaming activities on riverboats of new construction (built after January 1, 1992); provided that, no more than six licenses may be granted for the operation of riverboat gaming from any one parish.

The Louisiana Economic Development and Gaming Corporation (the "Gaming Corporation") was created by the Louisiana Legislature in the 1992 Regular Session ("Act 384") for the purpose of contracting with a casino operator to provide for or furnish an official gaming establishment and to conduct casino gaming operations at the official gaming establishment (casino). Act 384 directs that the casino be located on the site of the Rivergate Convention Center in New Orleans. The Gaming Corporation has recently been formed, its members confirmed by the State Senate and the Gaming Corporation is proceeding with its organizational plans and structure. Under the casino contract, the operator must pay a minimum of 18-1/2% of gross revenues, or $100 million annually, whichever is higher, to the Gaming Corporation. Each quarter, the Gaming Corporation must transfer to the State Treasury for deposit in the Casino Gaming Proceeds Fund net revenues which are surplus to its needs. Such revenues will be first credited to the Bond Security and Redemption Fund before credit to the Casino Gaming Proceeds Fund. Monies in the Casino Gaming Proceeds Fund may be allotted or expended only pursuant to legislative appropriation. Full operation of a permanent casino is not expected to commence until the 1995-96 Fiscal Year; however, it is anticipated that a temporary casino can be operational in the 1993-94 Fiscal Year and that a portion of the annual minimum gaming revenues would be received on or after July 1, 1993.

In June 1992 the State also approved a five-year capital improvement plan totalling $1.9 billion. The State also approved two bills that would establish major new debt-issuing authorities in the State. One bill would set up the Louisiana Airport Authority, giving it the power to sell bonds for a proposed international airport between Baton Rouge and New Orleans. The other would permit establishment of the Louisiana Maritime Development Authority to fund shipyard improvements in Louisiana's cities.

The foregoing information as to certain Louisiana risk factors has been provided in view of the Louisiana Fund's policy of investing in Louisiana Municipal Securities. This information constitutes only a brief summary, does not purport to be a complete description of Louisiana risk factors and is principally drawn from official statements related to securities offerings of the State of Louisiana that have come to the Fund's attention and were available as of the date of this Statement of Additional Information.

Options on Securities and Indices

Options -- The Fixed Income Funds and the Equity Funds may trade put and call
-------
options on permitted investments and related indices to a limited extent. Among the strategies the Adviser may use for a Fund are: buying protective puts on securities owned by the Fund, buying fiduciary calls on securities the Fund is attempting to buy, and writing covered calls on securities the Fund owns.

A Fund may buy protective put options. The Fund may benefit from buying the protective put if the price of the security already held by the Fund falls during the option period, because the Fund may exercise the put and receive the higher exercise price for its security. However, if the security rises in value, the Fund will have paid a premium for the put which will expire unexercised.

A Fund may buy fiduciary call options on securities that the Fund is trying to buy. The Fund may benefit from buying the fiduciary call if the price of the underlying security rises during the option period, because the Fund may exercise the call and buy the security for the lower exercise price. If, however, the security falls in value, the Fund will have paid a premium for the call which will expire worthless, but will be able to buy the security at a lower price.

A Fund may write covered call options. The advantage to the Fund of writing covered call options is that the Fund receives additional income in the form of the premium. However, if the security rises in value, the Fund may not fully participate in that market appreciation.

During the option period, a covered call option writer may be assigned an exercise notice by the broker/dealer through whom such call option was sold requiring the writer to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time in which the writer effects a closing transaction. A closing transaction cannot be effected with respect to an option once the option writer has received an exercise notice for such option.

The market value of an option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the pricing volatility of the underlying security and the time remaining until the expiration date.

Risk Factors in Options Transactions -- The successful use of a Fund's options
------------------------------------
strategies depends on, among other things, the Adviser's ability to forecast interest rate and market movements correctly.

When it purchases an option, a Fund runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing transaction with respect to the option during the life of the option. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, a Fund will lose part or all of its investment in the option. This risk differs from the risk involved with an investment by a Fund in the underlying securities, since the Fund may continue to hold its investment in those securities notwithstanding the lack of a change in price of those securities.

The effective use of options also depends on a Fund's ability to terminate option positions at times when the Adviser deems it desirable to do so.
Although a Fund will take an option position only if the Adviser believes a liquid secondary market exists for the option, there is no assurance that such a market does or will continue to exist. If a secondary trading market in options were to become unavailable, a Fund could no longer engage in closing transactions; even when a liquid secondary market does generally exist, there can be no assurance that a Fund will be able to effect a closing transactions on a given option at any particular time or at an acceptable price. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options. A marketplace may discontinue trading of a particular option or options generally. In addition, a market could become temporarily unavailable if unusual events, such as volume in excess of trading or clearing capability, were to interrupt normal market operations. A marketplace may at times find it necessary to impose restrictions on particular types of options transactions, which may limit a Fund's ability to realize its profits or limit its losses.

Disruptions in the markets for the securities underlying options purchased or sold by a Fund could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, a Fund as purchaser or writer of an option will be unable to close out its position until options trading resumes, and it may be faced with losses if trading in the security reopens at a substantially different price. In addition, the Options Clearing Corporation (OCC) or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, a Fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If a prohibition on exercise remains in effect until an option owned by a Fund has expired, the Fund could lose the entire value of its option.

Special risks are presented by internationally-traded options. Because of time differences between the United States and the various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.

Futures Contracts on Securities; Options on Futures

Securities Futures Contracts -- Each Fixed Income Fund or Equity Fund may enter
----------------------------
into futures contracts on securities. A futures contract sale creates an obligation by the seller to deliver the type of instrument called for in the contract in a specified delivery month for a stated price. A futures contract purchase creates an obligation by the purchaser to take delivery of the type of instrument called for in the contract in a specified delivery month at a stated price. Futures contracts are traded in the United States only on commodities exchanges or boards of trade, known as "contract markets," approved for such trading by the CFTC, and must be executed through a futures commission merchant, or brokerage firm, that is a member of the relevant contract market.

Although futures contracts by their terms call for actual delivery or acceptance of securities, the contracts usually are closed out before the settlement date without the making or taking of delivery. A Fund may elect to close some or all of its futures positions at any time prior to their expiration. The purpose of making such a move would be to reduce or eliminate the hedge position then currently held by the Fund. Closing out a futures contract sale (purchase) is effected by purchasing (selling) a futures contract for the same aggregate amount of the specific type of financial instrument with the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain; if the offsetting purchase price exceeds the initial sale price, the seller realizes a loss. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain; if the purchase price exceeds the offsetting sale price, the purchaser realizes a loss.

When a Fund purchases or sells a futures contract, it does not pay or receive the purchase price; instead, the Fund is required to deposit an "initial margin" in the form of cash and/or U.S. Government securities with its custodian in a segregated account in the name of the futures broker. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the Fund to finance the transactions. Rather, initial margin is in the nature of a performance bond or good faith deposit on the contract that is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Futures contracts also involve brokerage costs, and closing transactions involve additional commission costs.

Subsequent payments, called "variation margin," to and from the broker are made on a daily basis as the price of the underlying security fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking to market." Final determinations of variation margin are made when a Fund enters into a closing transaction.

Options on Securities Futures Contracts -- Each Fixed Income Fund or Equity Fund
---------------------------------------
may enter into written options on securities futures contracts. A Fund may purchase and write call and put options on the futures contracts it may buy or sell, and may enter into closing transactions with respect to such options to terminate existing positions. A Fund may use such options on futures contracts in lieu of writing options directly on the underlying securities or purchasing and selling the underlying futures contracts. Such options generally operate in the same manner as options purchased or written directly on the underlying investments. See the section titled "Options on Securities" above.

The Fund holding or writing an option on futures may terminate its position by selling or purchasing an offsetting option. There can be no guarantee that such closing transactions will be available.

A Fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts pursuant to brokers' requirements similar to those described above.

Cover for Options and Futures Contract Positions -- Transactions using futures
------------------------------------------------
contracts and options (other than options that a Fund has purchased) expose a Fund to an obligation to another party. A Fund will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities or other options or futures contracts or (2) cash, receivables and short-term debt securities with a value sufficient at all times to cover its potential obligations not covered as provided in (1) above. Each Fund will comply with Securities and Exchange Commission guidelines regarding cover for these instruments and, if the guidelines so require, set aside cash, U.S. government securities or other liquid, high-grade debt securities in a segregated account with its Custodian in the prescribed amount.

Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding futures contract or option is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of a Fund's assets to cover or to segregated accounts could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

Risks of Futures Contracts and Options Transactions -- Successful use of
---------------------------------------------------
securities futures contracts by a Fund is subject to the Adviser's ability to predict correctly movements in the direction of interest rates and other factors affecting securities markets.

The purchase of options on futures contracts involves less risk to a Fund than does the purchase or sale of futures contracts, because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of an option on a futures contract would result in a loss to a Fund when the purchase or sale of the futures contract would not, such as when there is no movement in the price of the hedged investments. The writing of an option on a futures contract involves risks similar to those risks, described above under "Options on Securities," involved in the writing of options on securities.

There can be no assurance that higher-than-anticipated trading activity or other unforeseen events will not, at times, render certain market clearing facilities inadequate, and thereby result in the institution by exchanges of special procedures which may interfere with the timely execution of customer orders.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future contract or option thereon can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing the liquidation of unfavorable positions.

If a Fund were unable to liquidate a futures contract or option thereon due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would be required to make daily variation margin payments and might be required to maintain the position being hedged by the futures contract or option or to maintain cash or securities in a segregated account.

To reduce or eliminate a hedge position it holds, a Fund may seek to close out that position. The ability to establish and close out positions will be subject to the development and maintenance of a liquid secondary market. There can be no assurance that such a market does or will continue to exist for a particular futures contract or option. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain contracts or options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both;
(iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of contracts or options, or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of contracts or options (or a particular class or series of contracts or options), in which event the secondary market on that exchange (or in the class or series of contracts or options) would cease to exist, although outstanding contracts or options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Foreign Securities

The Equity Funds may invest in U.S. dollar denominated obligations or securities of foreign issuers. Permissible investments may consist of obligations of foreign branches of U.S. banks and of foreign banks, including European certificates of deposit, European time deposits, Canadian time deposits and Yankee certificates of deposit, and investments in Canadian commercial paper, foreign securities and Europaper.

In addition, the Equity Funds may invest in the securities of foreign issuers in the form of American Depositary Receipts ("ADRs"). ADRs are receipts, typically issued by a U.S. bank or trust company, that evidence ownership of underlying securities issued by a foreign corporation, and may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs may be available for investment through sponsored or unsponsored facilities. A sponsored facility is established jointly by the issuer of the ADR and the issuer of the security underlying the ADR, whereas a depository may establish an unsponsored facility without the participation of the issuer of the underlying security. Depositaries establishing unsponsored facilities may not be obliged to pass on to ADR holders either voting rights on the underlying securities or shareholder communications received from the issuer of the underlying securities, and holders of unsponsored ADRs generally bear all costs of the unsponsored facility.

Foreign securities may subject a Fund to investment risks that differ in some respects from those related to investments in obligations of U.S. domestic issuers. Such risks include future adverse political and economic developments, the possible imposition of withholding taxes on interest or other income, possible seizure, nationalization, or expropriation of foreign deposits, the possible establishment of exchange controls or taxation at the source, greater fluctuations in value due to changes in exchange rates, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. Such investments may also entail higher custodial fees and sales commissions than domestic investments. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

When-Issued Securities

Each Fund may purchase debt obligations on a when-issued basis, in which case delivery and payment normally take place on a future date. The Funds will make commitments to purchase obligations on a when-issued basis only with the intention of actually acquiring the securities, but may sell them before the settlement date. During the period prior to the settlement date, the securities are subject to market fluctuation, and no interest accrues on the securities to the purchaser. The payment obligation and the interest rate that will be received on the securities at settlement are each fixed at the time the purchaser enters into the commitment. Purchasing obligations on a when-issued basis may be used as a form of leveraging because the purchaser may accept the market risk prior to payment for the securities. The Funds, however, will not use such purchases for leveraging; instead, as disclosed in the Prospectus, a Fund will set aside assets to cover its commitments. If the value of these assets declines, the Fund will place additional liquid assets aside on a daily basis so that the value of the assets set aside is equal to the amount of the commitment.

Securities Lending

Each Fund may lend securities pursuant to agreements requiring that the loans be continuously secured by cash, U.S. Government securities, or any combination of cash and such securities, as collateral equal to 100% of the market value at all times of the securities lent. Such loans will not be made if, as a result, the aggregate amount of all outstanding securities loans for the Fund exceed one-third of the value of a Fund's total assets taken at fair market value. A Fund will continue to receive interest on the securities lent while simultaneously earning interest on the investment of the cash collateral in U.S. Government securities. However, a Fund will normally pay lending fees to such broker-dealers and related expenses from the interest earned on invested collateral. Investments made with this collateral are considered to be assets of the Fund and must comply with the Fund's investment limitations. There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the Adviser to be of good standing and when, in the judgment of the Adviser, the consideration which can be earned currently from such securities loans justifies the attendant risk.
Any loan may be terminated by either party upon reasonable notice to the other party. The Funds may use the Distributor or a broker/dealer affiliate of the Adviser as a broker in these transactions.

Investment Company Shares

Each Fund may invest in shares of other investment companies, to the extent permitted by applicable law and subject to certain restrictions. These investment companies typically incur fees that are separate from those fees incurred directly by the Fund. A Fund's purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying Fund expenses. Under applicable regulations, a Fund is prohibited from acquiring the securities of another investment company if, as a result of such acquisition:
(1) the Fund owns more than 3% of the total voting stock of the other company;
(2) securities issued by any one investment company represent more than 5% of the Fund's total assets; or (3) securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of the Fund. See also "Investment Limitations."

INVESTMENT LIMITATIONS

Each Fund is subject to a number of fundamental investment restrictions that may be changed only by a vote of a majority of the outstanding shares of that Fund. A "majority of the outstanding shares" of the Trust or a particular Fund means the affirmative vote, at a meeting of shareholders duly called, of the lesser of
(a) 67% or more of the votes of shareholders of the Trust or such Fund present at a meeting at which the holders of more than 50% of the votes attributable to shareholders of record of the Trust or such Fund are represented in person or by proxy, or (b) the holders of more than 50% of the outstanding votes of shareholders of the Trust or such Fund.

Pursuant to these investment restrictions, no Fund will:

1. Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities and repurchase agreements involving such securities, if, immediately after such purchase, more than 5% of the value of its total assets would be invested in any one issuer, or more than 10% of the outstanding voting securities of such issuer; provided that (1) this restriction does not
                                  --------
       apply to the Louisiana Fund, (2) for the Government Securities Fund and the Equity Funds, this restriction applies to only 75% of such Fund's assets, and (3) the Money Market Funds may invest up to 25% of its total assets without regard to this restriction only as permitted by applicable laws and regulations. For purposes of this limitation, a security is considered to be issued by the government entity (or entities) whose assets and revenues back the security; with respect to a private activity bond that is backed only by the assets and revenues of a non-governmental user, a security is considered to be issued by such non-governmental user. For purposes of this limitation, all debt securities are each considered as one class.

2.     Invest in companies for the purpose of exercising control.

3. Borrow money except for temporary or emergency purposes and then only in an amount not exceeding one-third of the value of total assets. Any borrowing will be done from a bank and to the extent that such borrowing exceeds 5% of the value of the Fund's assets, asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days thereafter or such longer period as the Securities and Exchange Commission may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%. This borrowing provision is included solely to facilitate the orderly sale of portfolio securities to accommodate heavy redemption requests if they should occur and is not for investment purposes. All borrowings will be repaid before making additional investments and any interest paid on such borrowings will reduce income.

4. Pledge, mortgage or hypothecate assets except to secure temporary borrowings permitted by (3) above in aggregate amounts not to exceed 10% of total assets taken at current value at the time of the incurrence of such loan, except as permitted with respect to securities lending.

5. Purchase or sell real estate, real estate limited partnership interests, commodities or commodities contracts (except that the Fixed Income and Equity Funds may invest in futures contracts and options on futures contracts as disclosed in the Prospectuses) and interests in a pool of securities that are secured by interests in real estate. However, subject to their permitted investments, any Fund may invest in companies which invest in real estate commodities or commodities contracts.

6. Make short sales of securities, maintain a short position or purchase securities on margin, except that the Trust may obtain short-term credits as necessary for the clearance of security transactions; this limitation shall not prohibit short sales "against the box".

7. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter under Federal securities laws in selling a Fund security.

8. Purchase securities of other investment companies except as permitted by the 1940 Act, and the rules and regulations thereunder.

9. Issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowings as described above or as permitted by rule, regulation or order of the Securities and Exchange Commission.

NON-FUNDAMENTAL POLICIES

No Fund may invest in warrants, except that the Equity Funds may invest in warrants in an amount not exceeding 5% of the Fund's net assets as valued at the lower of cost or market value. Included in that amount, but not to exceed 2% of the Fund's net assets, may be warrants not listed on the New York Stock Exchange or the American Stock Exchange.

No Fixed Income Fund or Equity Fund may invest in illiquid securities in an amount exceeding, in the aggregate, 15% of that Fund's net assets, and the Money Market Funds may not invest in illiquid securities in an amount exceeding, in the aggregate, 10% of each Funds' net assets. An illiquid security is a security which cannot be disposed of promptly (within seven days), and in the usual course of business without a loss, and includes repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists.

No Fund may purchase or retain securities of an issuer if, to the knowledge of the Trust, an officer, trustee, partner or director of the Trust or any investment adviser of the Trust owns beneficially more than 1/2 of 1% of the shares or securities of such issuer and all such officers, trustees, partners and directors owning more than 1/2 of 1% of such shares or securities together own more than 5% of such shares or securities.

No Fund may invest in interests in oil, gas or other mineral exploration or development programs and oil, gas or mineral leases.

No Fund may purchase securities of any company which has (with predecessors) a record of less than three years continuing operations if, as a result more than 5% of total assets (taken at fair market value) of the Fund would be invested in such securities, except obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or municipal securities which are rated by at least two nationally recognized bond rating services. This restriction shall not apply to investments a Fund may make in asset-backed securities and in other investment companies, as described in the appropriate Prospectus.

With the exception of the limitations that apply to illiquid securities, the foregoing percentages will apply at the time of the purchase of a security and shall not be considered violated unless an excess occurs or exists immediately after and as a result of a purchase of such security.

THE ADVISER

The Trust and First National Bank of Commerce in New Orleans (the "Adviser") have entered into an advisory agreement (the "Advisory Agreement") dated August 17, 1993. The Advisory Agreement provides that the Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

The Advisory Agreement provides that if, for any fiscal year, the ratio of expenses of any Fund (including amounts payable to the Adviser but excluding interest, taxes, brokerage, litigation, and other extraordinary expenses) exceeds limitations established by any state, the Adviser will bear the amount of such excess.

The continuance of the Advisory Agreement, after the first two years, must be specifically approved at least annually (i) by the vote of the Trustees, and (ii) by the vote of a majority of the Trustees who are not parties to the Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval.
The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to the Funds by a majority of the outstanding shares of the Funds, on not less than 30 days' nor more than 60 days' written notice to the Adviser, or by the Adviser on 90 days' written notice to the Trust.

As compensation for its services for the fiscal year ended September 30, 1994, the Adviser received as compensation for its services to the Treasury Securities Money Market Fund, Government Securities Fund, Balanced Fund,
Value Equity Fund and the Louisiana Tax-Free Income Fund, $1,039,361, $359,239, $298,645, $185,658, $0.00, respectively, and waived fees of
$522,234, $204,298, $191,570, $109,936, $19,451 respectively.  Also with respect to the Louisiana Tax-Free Income Fund the Adviser reimbursed expenses of $28,959. The Institutional Money Market Fund had not commenced operations as of September 30, 1994.

THE ADMINISTRATOR

SEI Financial Management Corporation serves as administrator (the "Administrator") to the Trust pursuant to a Management and Administration Agreement dated as of August 17, 1993 (the "Administration Agreement"). The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder.

As compensation for its services for the fiscal year ended September 30, 1994, the Administrator received as compensation for its services to the Treasury Securities Money Market Fund, Government Securities Fund,
Balanced Fund, Value Equity Fund and the Louisiana Tax-Free Income Fund, $1,041,063, $204,922, $132,490, $79,890, $0.00, respectively, and waived fees of $11,151 for the Louisiana Tax-Free Income Fund.  The
Institutional Money Market Fund had not commenced operations as of September 30, 1994.

The Administrator, a wholly owned subsidiary of SEI was organized as a Delaware corporation in 1969 and has its principal business offices at 680 East Swedesford Road, Wayne, PA 19087-1658. Alfred P. West, Jr., Henry H.
Greer, and Carmen V. Romeo constitute the Board of Directors of the Administrator. Mr. West is the Chairman of the Board and Chief Executive Officer of the Administrator and of SEI. Mr. Greer is the President and Chief Operating Officer of the Administrator and of SEI. SEI and its subsidiaries are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors and money managers. The
Administrator also serves as administrator to the following other mutual funds: The Achievement Funds Trust, The Advisors' Inner Circle Fund, The
Arbor Fund, Bishop Street Funds, The Compass Capital Group, Conestoga
Family of Funds, CoreFunds, Inc., CrestFunds, Inc.(C), CUFUND, First
American Funds, Inc., First American Investment Funds, Inc., FFB Lexicon
Funds, Insurance Investment Products Trust, Inventor Funds, Inc., Morgan Grenfell Investment Trust, The PBHG Funds, Inc., The Pillar Funds,
Rembrandt Funds(R), 1784 Funds, SEI Daily Income Trust, SEI Index Funds,
SEI Institutional Managed Trust, SEI International Trust, SEI Liquid
Asset Trust, SEI Tax Exempt Trust, Stepstone Funds, STI Classic Funds and
STI Classic Variable Trust.

THE DISTRIBUTOR

The Distributor -- SEI Financial Services Company serves as distributor to the
---------------
Trust pursuant to a Distribution Agreement dated as of August 17, 1993
(the "Distribution Agreement"), and unless otherwise terminated as provided therein, the Distribution Agreement will be in effect until August 17, 1994, and thereafter will continue for successive one-year periods. Notwithstanding the foregoing, the Distribution Agreement shall be reviewed and ratified at least annually (i) by the Trust's Trustees or by the vote of a majority of the outstanding shares of the Trust, and
(ii) by the vote of a majority of the Trustees of the Trust who are not parties to the Distribution Agreement or interested persons (as defined in the 1940 Act) of any party to the Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate in the event of any assignment, as defined in the 1940 Act, and is terminable with respect to a particular Fund on not less than sixty days' notice by the Trust's Trustees, by vote of a majority of the outstanding shares of such Fund or by the Distributor.

Distribution -- As described in the Prospectuses, shares of the Trust's Funds
------------
are sold on a continuous basis by the Distributor. Each of the Class A shares and the Trust Class shares are offered without distribution fees, although the Class A shares are sold with a front-end sales load.
However, neither the Class A shares nor the Trust Class shares are subject to ongoing distribution or service fees, or subject to a sales charge when they are redeemed.

For the fiscal year ended September 30, 1994, the aggregate sales charge payable to the Distributor for the Trust's, Government Securities, Value Equity and Louisiana Tax Free Income Funds were, $1,043.35, $1,741.31,
$2,285.43, respectively. The Institutional Money Market Fund had not commenced operations as of September 30, 1994.

The Trust has adopted a distribution plan dated August 17, 1993 for the Class B shares of each Fixed Income and Equity Fund (the "Class B Plan"), a distribution plan dated August 17, 1993 for the Retail Class shares of the Money Market Fund (the "Retail Class Plan") and a distribution plan dated as of August 8, 1994 for Cash Sweep Class shares of the Money
Market Fund (the "Cash Sweep Class Plan"), in each case in accordance with the provisions of Rule 12b-1 under the 1940 Act, which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares.
Each of the Class B, Retail Class and Cash Sweep Class Plans was approved by a majority of the Trustees, including a majority of the Trustees who are not "interested persons" of the Trust or SEI Financial Services, as that term is defined in the 1940 Act ("Disinterested Trustees").
Continuance of each of the Class B, Retail Class and Cash Sweep Class
Plans must be approved annually by a majority of the Trustees of the Trust and by a majority of the Disinterested Trustees. Each of the Class
B, Retail Class and Cash Sweep Class Plans requires that quarterly written reports of amounts spent under that Plan and the purposes of such expenditures be furnished to and reviewed by the Trustees. In accordance with Rule 12b-1 under the 1940 Act, the Class B Plan, the Retail Class
Plan or Cash Sweep Class Plan, as applicable, may be terminated with respect to any Fund by a vote of a majority of the Disinterested
Trustees, or by a vote of a majority of the outstanding shares of that Fund. Any of the Class B, Retail Class or Cash Sweep Class Plans may be amended by vote of the Trust's Board of Trustees, including a majority of the Disinterested Trustees, cast in person at a meeting called for such purpose, except that any change that would effect a material increase in any distribution fee with respect to a Fund requires the approval of that Fund's shareholders.

None of the Class B, Retail Class or Cash Sweep Class shares incur a sales charge when they are purchased, but Class B shares are subject to a sales charge if they are redeemed within five years of purchase. Pursuant to the Distribution Agreement and the Class B Plan, Class B shares are subject to an ongoing distribution and service fee calculated on each Fixed Income and Equity Fund's aggregate average daily net assets attributable to its Class B shares. Pursuant to the Distribution Agreement and the Retail Class Plan and Cash Sweep Class Plans, shares of each class are subject to ongoing distribution and service fees calculated on the Money Market Fund's aggregate average daily net assets attributable to shares of each such class, respectively.

Class A shares are not subject to distribution or service fees and pay correspondingly higher dividends per share. There can, of course, be no guarantee that any Fund will have net income and pay dividends. However, because initial sales charges are deducted at the time of purchase, investors in Class A shares would not have all their funds invested initially and, therefore, would initially own fewer shares. If you do not qualify for reduced initial sales charges and you expect to maintain your investment for an extended period of time, you should weigh the fact that accumulated distribution and service fees on Class B shares may exceed the initial sales charge on Class A shares during the life of your investment against the fact that, because of Class A's initial sales charges, less of your initial purchase price is actually invested in the Funds if you purchase Class A shares.

The distribution expenses incurred by the Distributor and other financial intermediaries in connection with the sale of the shares will be paid, in the case of Class A shares, from the proceeds of the initial sales charge and, in the case of Class B shares, from the proceeds of the ongoing distribution and service fees and the contingent deferred sales charge paid upon redemptions of shares within five years of purchase.

Pursuant to the Retail Class Plan, for the fiscal year ended September 30, 1994, the Treasury Securities Money Market Fund paid $55,020 in distribution fees after waiving fees of $97,814. Pursuant to the Class B Plan, for the fiscal year ended September 30, 1994, the Value Equity Fund paid
$1,263 in distribution fees, the Louisiana Tax-Free Income Fund paid
$2,895 in distribution fees, the Government Securities Fund paid $719 in distribution fees, and the Balanced Fund paid $4,190 in distribution fees. All of the distribution fees paid relate exclusively to sales expenses. As of September 30, 1994, the Institutional Money Market Fund had not commenced operations.

TRUSTEES AND OFFICERS OF THE TRUST

The management and affairs of the Trust are supervised by the Trustees under the laws governing business trusts in the Commonwealth of Massachusetts. The Trustees and executive officers of the Trust and their principal occupations for the last five years are set forth below. Each may have held other positions with the named companies during that period. Unless otherwise noted, the business address of each Trustee and executive officer is SEI Financial Management Corporation, 680 East Swedesford Road, Wayne, PA 19087-1658. Certain officers of the Fund also serve as Trustees and/or officers of the Achievement Funds Trust, The Advisors' Inner Circle Fund, The Arbor Fund, Bishop Street Funds, The Compass Capital Group, Conestoga Family of Funds, CoreFunds, Inc., CrestFunds, Inc.(C), CUFUND, First American Funds, Inc., First American Investment Funds, Inc., FFB Lexicon Funds, Insurance Investment Products Trust, Inventor Funds, Inc., Morgan Grenfell Investment Trust, The PBHG Funds, Inc., The Pillar Funds, Rembrandt Funds(R), 1784 Funds, SEI Daily Income Trust, SEI Index Funds, SEI Institutional Managed Trust, SEI International Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, Stepstone Funds, STI Classic Funds and STI Classic Variable Trust, all of which are open-end management investment companies.

ROBERT A. NESHER - Chairman of the Board of Trustees* - 8 South Street, Kennebunkport, ME 04046. Retired since 1994. Executive Vice President of SEI, 1986-1994. Director and Executive Vice President of the Administration and the Distributor September, 1981 - 1994.

JOHN T. COONEY - Trustee** - 573 N. Post Oak Lane, Houston, TX 77024. Retired since 1992. Formerly Vice Chairman of Ameritrust Texas N.A. (1989-1992), and MTrust Corp. (1985-1989).

WILLIAM M. DORAN - Director* - 2000 One Logan Square, Philadelphia, PA 19103. Partner of Morgan, Lewis & Bockius LLP (law firm). Counsel to the Trust, Administrator and Distributor for the past five years. Director and Secretary of SEI.

FRANK E. MORRIS - Trustee** - 105 Walpole Street, Dover, MA 02030. Retired since 1990. Peter Drucker Professor of Management, Boston College (1989-1990). President, Federal Reserve Bank of Boston (1968-1988).

BARRY M. MULROY - Trustee* - First Commerce Corporation, 210 Barrone Street, New Orleans, LA 70160. Marketing and Human Resources Director of First Commerce Service Corporation from 1993 to present. Marketing Director, First Commerce Service Corporation (1988-1992).

ROBERT A. PATTERSON - Trustee** - 408 Old Main, University Park, PA 16802. Pennsylvania State University Senior Vice President, Treasurer (Emeritus). Financial and Investment Consultant, Professor of Transportation (1984-present). Vice President-Investments, Treasurer, Senior Vice President (Emeritus) (1982-
1984). Director, Pennsylvania Research Corp. Member and Treasurer, Board of Trustees of Grove City College.

GENE PETERS - Trustee** - 943 Oblong Road, Williamstown, MA 01267. Private investor from 1987 to present. Vice President and Chief Financial Officer, Western Company of North America (petroleum service company) (1980-1986). President of

Gene Peters and Associates (import company) (1978-1980). President and Chief Executive Officer of Jos. Schlitz Brewing Company before 1978.

JAMES M. STOREY - Trustee** - Ten Post Office Square South, Boston, MA 02109. Retired since 1993. Formerly Partner of Dechert Price & Rhoads (law firm).

DAVID G. LEE - President and Chief Executive Officer - Senior Vice President of the Administrator and Distributor since 1993. Vice President of the Administrator and Distributor (1991-1993). President, GW Sierra Trust Funds before 1991.

KEVIN P. ROBINS - Vice President, Assistant Secretary - Senior Vice President and General Counsel of SEI, the Administrator and the Distributor since 1994. Vice President of SEI, the Administrator and the Distributor since 1992.

SANDRA K. ORLOW - Vice President, Assistant Secretary - Vice President and Assistant Secretary of SEI, the Administrator and the Distributor since 1983.

KATHRYN L. STANTON - Vice President, Assistant Secretary - Vice President, Assistant Secretary of SEI, the Administrator and Distributor since 1994. Associate, Morgan, Lewis & Bockius LLP (law firm) 1989-1994.

ROBERT B. CARROLL - Vice President, Assistant Secretary - Vice President and Assistant Secretary of SEI, the Administrator and Distributor since 1994. United States Securities and Exchange Commission, Division of Investment Management 1990-1994. Associate, McGuire, Woods, Battle and Booth (law firm) prior to 1990.

TODD CIPPERMAN - Vice President, Assistant Secretary - Vice President, Assistant Secretary of SEI, the Administrator and Distributor since May, 1995, Associate, Dewey Ballantine (law firm) 1994-1995, Associate, Winston & Strawn (law firm) 1991-1995.

JOSEPH LYDON - Vice President, Assistant Secretary - Director of Business Administration, SEI Corporation since April, 1995; Vice President of Fund Group, Vice President of the Advisor - Dreman Value Management, LP, President of
Dreman Financial Services, Inc. from 1989 to 1995. B.S. Accounting, St. Joseph's University.

JEFFREY A. COHEN - Controller, Chief Financial Officer - CPA, Vice President, International and Domestic Funds Accounting, SEI Corporation since 1991. Audit Manager, Price Waterhouse prior to 1991.

RICHARD W. GRANT - Secretary - 2000 One Logan Square, Philadelphia, PA 19103, Partner of Morgan, Lewis & Bockius LLP (law firm), Counsel to the Trust, Manager and

Distributor.

MICHAEL T. ZELINSKY - Assistant Secretary - Blue Sky Supervisor, Legal; SEI Corporation, October 1995 -present; Legal Assistant, Clark, Ladner, Fortenbaugh & Young, 1994-1995; Legal Assistant, Seward & Kissel 1993-1994; prior to 1993 Michael was employed in the information and computer industries. B.A. The American University, 1984.and the Distributor.

JOHN H. GRADY, JR. - Assistant Secretary - 1800 M Street, N.W., Washington, D.C., 20036, Partner, since 1995 and Associate, 1993-1995, Morgan, Lewis & Bockius LLP, counsel to the Trust, Manager and Distributor; Associate, Ropes & Gray, 1988 to 1993.

---------------
*Messrs. Nesher, Doran and Mulroy are Trustees who may be deemed to be "interested" persons of the Trust as the term is defined in the 1940 Act.

**Messrs. Cooney, Morris, Patterson, Storey and Peters serve on the Audit Committee of the Trust.

The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust. The Trust pays the fees for unaffiliated Trustees. Compensation of officers and affiliated Trustees of the Trust is paid by the Administrator.

       As of September 30, 1994, the Trustees and officers of the Trust received the following compensation:

=================================================================================================
                                                                                       Total
                                                                                   Compensation
                                Aggregate       Pension or                        from Registrant
                               Compensation     Retirement       Estimated           and Fund
                                   From          Benefits         Annual          Complex Paid to
Name of Person,               Registrant for    Accrued as     Benefits Upon       Directors for
   Position                    Fiscal Year     Part of Fund     Retirement          Fiscal Year
                                Ended 1994       Expenses                           Ended 1994
-------------------------------------------------------------------------------------------------
John T. Cooney,               $1,745.12        0               0                  $1,745.12 for 1
Trustee                                                                           Board
-------------------------------------------------------------------------------------------------
Frank E. Morris,              $1,745.12        0               0                  $1,745.12 for 1
Trustee                                                                           Board
-------------------------------------------------------------------------------------------------
Barry M. Mulroy,              N/A              0               0                  N/A
Trustee
-------------------------------------------------------------------------------------------------
Robert A. Patterson,          $1,745.12        0               0                  $1,745.12 for 1
Trustee                                                                           Board
-------------------------------------------------------------------------------------------------
Gene Peters,                  $1,745.12        0               0                  $1,745.12 for 1
Trustee                                                                           Board
================================================================================================

=================================================================================================
                                                                                       Total
                                                                                   Compensation
                                Aggregate       Pension or                        from Registrant
                               Compensation     Retirement       Estimated           and Fund
                                   From          Benefits         Annual          Complex Paid to
Name of Person,               Registrant for    Accrued as     Benefits Upon       Directors for
   Position                    Fiscal Year     Part of Fund     Retirement          Fiscal Year
                                Ended 1995       Expenses                           Ended 1995
-------------------------------------------------------------------------------------------------
James M. Storey,               $1,745.12       0               0                  $1,745.12 for 1
Trustee                                                                           Board
=================================================================================================

COMPUTATION OF YIELD

Money Market Funds -- From time to time the Money Market Funds may advertise
------------------
"current yield" and "effective compound yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of a Fund refers to the income generated by an investment in a Fund over a stated seven-day period. This income is then "annualized," that is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment.

The current yield of the Money Market Funds will be calculated daily based upon the seven days ending on the date of calculation ("base period"). The yield is computed by determining the net change (exclusive of capital changes) in the value of a hypothetical pre-existing shareholder account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing such net change by the value of the account at the beginning of the some period to obtain the base period return and multiplying the result by (365/7). Realized and unrealized gains and losses are not included in the calculation of the yield. The effective compound yield of the Funds is determined by computing the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return, according to the following formula:
Effective Yield = [(Base Period Return + 1)/365/7/]-1. The current and the effective yields reflect the reinvestment of net income earned daily on portfolio assets.

For the 7-day period ended March 31, 1995, the Treasury Securities Money Market Fund's current and effective yields were 5.42% and 5.57% for the Retail Class shares, 5.62% and 5.78% for the Trust Class shares of the Money Market Fund. As of March 31, 1995, the Institutional Money Market Fund had not commenced operations.

The yields of the Money Market Funds fluctuates, and the annualization of a week's dividend is not a representation by the Trust as to what an investment in each Fund will actually yield in the future. Actual yields will depend on such variables as asset quality, average asset maturity, the type of instruments each Fund invests in, changes in interest rates on money market instruments, changes in the expenses of each Fund and other factors.

Yields are one basis upon which investors may compare the Money Market Funds with other money market funds; however, yields of other money market funds and other investment vehicles may not be comparable because of the factors set forth above and differences in the methods used in valuing portfolio instruments.

Fixed Income and Equity Funds -- The Fixed Income Funds and the Equity Funds may
-----------------------------
advertise a 30-day yield. These figures will be based on historical earnings and are not intended to indicate future performance. The yield of these Funds refers to the annualized income generated by an investment in the Funds over a specified 30-day period. The yield is calculated by assuming that the income generated by the investment during that 30-day period is generated over one year and is shown as a percentage of the investment. In particular, yield will be calculated according to the following formula:

Yield = 2([(a-b)/(cd) + 1]/6/ - 1) where a = dividends and interest earned during the period; b = expenses accrued for the period (net of reimbursement); c = the current daily number of shares outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share on the last day of the period.

The Louisiana Fund may also advertise a "tax-equivalent yield", which is calculated by determining the rate of return that would have to be achieved on a fully taxable investment to produce the after-tax equivalent of the Fund's yield, assuming certain tax brackets for a shareholder. The tax-equivalent yield of the Fund will be calculated by adding (a) the portion of the Fund's yield that is not tax-exempt and (b) the result obtained by dividing the portion of the Fund's yield that is tax-exempt by the difference of one minus a stated income tax rate.

For the 30-day period ended March 31, 1995, the yield for the Class A shares of each of the Government Securities, Balanced, Value Equity and Louisiana Tax-Free Income Funds was 6.33%, 4.20%, 2.26% and 4.49%, respectively.

For the 30-day period ended March 31, 1995, the yield for the Class B shares of each of the Government Securities, Balanced, Value Equity and Louisiana Tax-Free Income Funds was 5.81%, 3.61%, 1.58%, and 3.91%, respectively.

CALCULATION OF TOTAL RETURN

From time to time, the Fixed Income Funds and the Equity Funds may advertise total return. The total return of the Fund refers to the average compounded rate of return to a hypothetical investment for designated time periods (including but not limited to, the period from which the Funds commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period. In particular, total return will be calculated according to the following formula: P (1 + T)/n/ = ERV, where P = a hypothetical initial payment of $1,000; T = average annual total return: n number of years; and ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the designated time period as of the end of such period.

Based on the foregoing, the average annual total returns for the Funds from inception through March 31, 1995 and for the one year period ended March 31, 1995 were as follows:

    ====================================================================
                                                     Total Return
                                              ==========================
                                                 Since
                                              Inception*        1 year
    --------------------------------------------------------------------
    Government Securities Fund
    --------------------------------------------------------------------
        Class A/1/ - Offering Price              (0.96)          .72
    --------------------------------------------------------------------
        Class A - Net Asset Value                 2.60          4.38
    --------------------------------------------------------------------
        Class B/2/ - Offering Price               1.16          3.71
    --------------------------------------------------------------------
        Class B - Net Asset Value                 1.16          3.71
    --------------------------------------------------------------------
    Louisiana Tax Free Income Fund
    --------------------------------------------------------------------
        Class A/1/ - Offering Price              (2.01)         2.32
    --------------------------------------------------------------------
        Class A - Net Asset Value                 1.52          6.01
    --------------------------------------------------------------------
        Class B/3/ - Offering Price               1.64          5.13
    --------------------------------------------------------------------
        Class B - Net Asset Value                 1.64          5.13
    --------------------------------------------------------------------
    Balanced Fund
    --------------------------------------------------------------------
        Class A/1/ - Offering Price                .45          2.57
    --------------------------------------------------------------------
        Class A - Net Asset Value                 4.06          6.29
    ====================================================================

    ====================================================================
                                                     Total Return
    --------------------------------------------------------------------
    --------------------------------------------------------------------
        Class B/2/ - Offering Price               2.51          5.39
    --------------------------------------------------------------------
        Class B - Net Asset Value                 2.51          5.39
    --------------------------------------------------------------------
    Value Equity Fund
    --------------------------------------------------------------------
        Class A/1/ - Offering Price                .98          5.72
    --------------------------------------------------------------------
        Class A - Net Asset Value                 4.62          9.52
    --------------------------------------------------------------------
        Class B/2/ - Offering Price               4.13          8.77
    --------------------------------------------------------------------
        Class B - Net Asset Value                 4.13          8.77
    --------------------------------------------------------------------
    Treasury Securities Money Market Fund
    --------------------------------------------------------------------
       Class A                                    5.81          4.41
    --------------------------------------------------------------------
       Class B                                    5.52          4.29
    ====================================================================

     *Returns have been annualized.

     ---------------
     /1/ Commenced operations on October 1, 1993.
     /2/ Commenced operations on October 22, 1993.
     /3/ Commenced operations on November 22, 1993.

PURCHASE AND REDEMPTION OF SHARES

Each Fund intends to pay cash for all shares redeemed, but under abnormal conditions which make payment in cash unwise, payment may be made wholly or partly in portfolio securities with a market value equal to the redemption price. In such cases, an investor may incur brokerage costs in converting such securities to cash.

It is currently the Trust's policy to pay for all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by the Funds in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions. However, a shareholder will at all times be entitled to aggregate cash redemptions from all Funds of the Trust during any 90-day period of up to the lesser of $250,000 or 1% of the Trust's net assets.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the New York Stock Exchange is restricted, or during the existence of an emergency (as determined by the Securities and Exchange Commission by rule or regulation) as a result of disposal or valuation of the Fund's securities is not reasonably practicable, or for such other periods as the Securities and Exchange Commission has by order permitted. The

Trust also reserves the right to suspend sales of shares of the Fund for any period during which the New York Stock Exchange, the Adviser, the Administrator and/or the Custodian are not open for business. The New York Stock Exchange will not open in observance of the following holidays: New Year's Day; President's Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving; and Christmas.

CONVERSION FEATURE

As described in the Prospectuses, Class B shares of the Fixed Income and Equity Funds will automatically convert to Class A shares and will no longer be subject to the distribution and service fees or the contingent deferred sales charge after five years after the beginning of the month in which the shares were issued. Such conversion will be on the basis of the relative net asset values of the two classes, without the imposition of a sales load, fee or other charge. Because the per share net asset value of the Class A shares may be higher than that of the Class B shares at the time of conversion, a shareholder may receive fewer Class A shares than the number of Class B shares converted, although the dollar value will be the same.

LETTER OF INTENT

Reduced sales charges are applicable to the aggregate amount of purchases made by any such purchaser previously enumerated within a 13-month period pursuant to a written Letter of Intent (the "Letter") provided by the Distributor, and not legally binding on the signer or a Fund which provides for the holding in escrow by the Administrator of 5% of the total amount intended to be purchased until such purchase is completed within the 13-month period. A Letter may be dated to include shares purchased up to 90 days prior to the date the Letter is signed. The 13-month period begins on the date of the earliest purchase. If the intended investment is not completed, the purchaser will be asked to pay an amount equal to the difference between the sales charge on the shares purchased at the reduced rate and the sales charge otherwise applicable to the total shares purchased. If such payment is not made within 20 days following the expiration of the 13-month period, the Administrator will surrender an appropriate number of the escrowed shares for redemption in order to realize the difference. Such purchasers may include the value (at offering price at the level designated in their Letter) of all their shares of the Fund and of the Fixed Income Funds and the Equity Funds previously purchased and still held as of the date of their Letter toward the completion of such Letter.

DETERMINATION OF NET ASSET VALUE

Money Market Funds -- The net asset value per share of the Money Market
------------------
Funds are calculated by adding the value of securities and other assets, subtracting liabilities and dividing by the number of outstanding shares. Securities will be valued by the amortized cost method which involves valuing a security at its cost on the date of purchase and thereafter (absent unusual circumstances) assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuations in general market rates of interest on the value of the instrument. While this method provides certainty in valuation, it may result in periods during which a security's value, as determined by this method, is higher or lower than the price each Fund would receive if it sold the instrument. During periods of declining interest rates, the daily yield of each Fund may tend to be higher than a like computation made by a company with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio securities. Thus, if the use of amortized cost by each Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in each Fund would be able to obtain a somewhat higher yield than would result from investment in a company utilizing solely market values, and existing investors in each Fund would experience a lower yield. The converse would apply in a period of rising interest rates.

The Money Market Funds use of amortized cost and the maintenance of each Funds net asset value at $1.00 are permitted by regulations promulgated by Rule 2a-7 under the 1940 Act, provided that certain conditions are met.
The regulations also require the Trustees to establish procedures which are reasonably designed to stabilize the net asset value per share at $1.00 for each Fund. Such procedures include the determination of the extent of deviation, if any, of each Funds current net asset value per share calculated using available market quotations from each Funds amortized cost price per share at such intervals as the Trustees deem appropriate and reasonable in light of market conditions and periodic reviews of the amount of the deviation and the methods used to calculate such deviation. In the event that such deviation exceeds 1/2 of 1%, the Trustees are required to consider promptly what action, if any, should be initiated, and, if the Trustees believe that the extent of any deviation may result in material dilution or other unfair results to shareholders, the Trustees are required to take such corrective action as they deem appropriate to eliminate or reduce such dilution or unfair results to the extent reasonably practicable. Such actions may include the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; redeeming shares in kind; or establishing a net asset value per share by using available market quotations. In addition, if each Fund incurs a significant loss or liability, the Trustees have the authority to reduce pro rata the number of shares of each Fund in each shareholder's account and to offset each shareholder's pro rata portion of such loss or liability from the shareholder's accrued but unpaid dividends or from future dividends while each other Fund must annually distribute at least 90% of its investment company taxable income.

Fixed Income and Equity Funds -- The securities of the Fixed Income Funds
-----------------------------
and the Equity Funds are valued by the Administrator pursuant to valuations provided by an independent pricing service. The pricing service relies primarily on prices of actual market transactions as well as trader quotations. However, the service may also use a matrix system to determine valuations of fixed income securities, which system considers such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

TAXES

The following is only a summary of certain tax considerations generally affecting a Fund and its shareholders, and is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisers with specific reference to their own tax situations, including their state and local tax liabilities.

All Funds

The following discussion of federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code"), and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, certain administrative changes or court decisions may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Recent legislation, signed into law by President Clinton in August 1993, increased the top marginal rate of tax imposed on individual taxpayers from 31% to 36% on taxable income in excess of $140,000 and imposed a 10% surtax on high-income individual taxpayers on taxable income in excess of $250,000. As a result of these changes, the rate at which capital gains are taxed differs markedly from the tax rate on ordinary income; the increases discussed above apply to the tax rates imposed on ordinary income but the rate imposed on capital gains remains at 28%.

In addition, the recent legislation increased the alternative minimum tax rates for noncorporate individual taxpayers from 24% to 26% on alternative minimum taxable income ("AMTI") less the exemption amount up to $175,000 and 28% on AMTI less the exemption amount in excess of $175,000. The corporate alternative minimum tax rate remains at 20%.

It is the policy of each of the Trust's Funds to qualify for the favorable tax treatment accorded regulated investment companies under Subchapter M of the Code. By following such policy, each of the Trust's Funds expects to eliminate or reduce to a nominal amount the federal taxes to which such Fund may be subject.

In order to qualify as a regulated investment company each Fund must, among other things, (1) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies; or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities or currencies;
(2) derive less than 30% of its gross income each taxable year from the sale or other disposition of certain assets held for less than three months ("Short-Short Limitation"), including stock and securities; options, futures or forward contracts (other than on foreign currencies); or foreign currencies (including options, futures or forward contracts) if not directly related to the Fund's principal business of investing in stocks and securities; and (3) diversify its holdings so that at the end of each quarter of each taxable year (i) at least 50% of the market value of the Fund's total assets is represented by cash or cash items, United States Government securities, securities of other regulated investment companies, and other securities limited, in respect of any one issuer, to a value not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than United States Government securities or securities of any other regulated investment company) or of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses. These requirements may restrict the degree to which the Funds may engage in short-term trading and in certain hedging transactions and may limit the range of the Fund's investments. If a Fund qualifies as a regulated investment company, it will not be subject to federal income tax on the part of its net investment income and net realized capital gains, if any, which it distributes each year to shareholders, provided the Fund distributes at least (a) 90% of its "investment company taxable income" (generally, net investment income plus net short-term capital gain) and (b) 90% of its net interest exempt income (the excess of (i) its tax-exempt interest income over (ii) certain deductions attributable to that income).

If a Fund fails to distribute in a calendar year at least the sum of 98% of its ordinary income for the year and 98% of its capital gain net income (the excess of short and long term gain over short and long term losses) for the one-year period ending October 31 of the year (and any retained amount from the prior calendar year), the Fund will be subject to a nondeductible 4% federal excise tax on the undistributed amounts.

Distributions declared in October, November, or December to shareholders of record during those months and paid during the following January are treated as if they were received by each shareholder on December 31 of the prior year for tax purposes.

In certain cases, a Fund will be required to withhold and remit to the U.S. Treasury 31% of any taxable dividends, capital gain distributions and redemption proceeds (other than from redemption of shares of the Money Market Funds) paid to an individual or certain other non-corporate shareholder (1) who has failed to provide a correct taxpayer identification number, (2) who is subject to backup withholding by the Internal Revenue Service, or (3) who has not certified to the Fund that such shareholder is not subject to backup withholding. This backup withholding is not an additional tax, and any amounts withheld may be credited against the shareholder's ultimate U.S. tax liability.

A Fund's transactions in certain futures contracts, options, forward contracts, foreign currencies, foreign debt securities, and certain other investment and hedging activities will be subject to special tax rules. In a given case, these rules may accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's assets, convert short-term capital losses into long-term capital losses, or otherwise affect the character of the Fund's income. These rules could therefore affect the amount, timing, and character of distributions to shareholders. Each Fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interest of the Fund.

Income from the disposition of options and futures contracts will be subject to the Short-Short Limitation if they were held for less than three months. If a Fund satisfies certain requirements, then any increase in value of a position that is part of a "designated hedge" will be offset by any decrease in value (whether realized or not) of the offsetting hedging position during the period of the hedge for purposes of determining whether the Fund satisfies the Short-Short Limitation. Thus, only the net gain (if any) from the designated hedge will be included in gross income for purposes of that limitation. To the extent this treatment is not available, the Fund may be forced to defer the closing out of certain options and futures contracts beyond the time when it otherwise would be advantageous to do so.

Shareholders will be advised annually as to the federal income tax consequences of distributions made during the year. However, information set forth in the Prospectuses and this Statement of Additional Information which relates to taxation is only a summary of some of the important tax considerations generally affecting purchasers of shares of the Trust's Funds. Further tax information regarding the Funds is included in the immediately following sections of this Statement of Additional Information. No attempt has been made to present a detailed explanation of the income tax treatment of a Fund or its shareholders, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential purchasers of shares of a Fund are urged to consult their tax advisers with specific reference to their own tax situation.

The following tax information relates specifically to certain of the Trust's Funds.

Additional Tax Information Concerning the Louisiana Fund and Tax Exempt Money Market Fund

As indicated in the Prospectuses of the Louisiana Fund and Tax Exempt Money Market Fund, these Funds are designed to provide shareholders with current tax-exempt interest income and is not intended to constitute a balanced investment program. Certain recipients of Social Security and railroad retirement benefits may be required to take into account income from the Funds in determining the taxability of their benefits. In addition, the Funds may not be an appropriate investment for shareholders that are "substantial users" or persons related to such users of facilities financed by private activity bonds or industrial revenue bonds. A "substantial user" is defined generally to include certain persons who regularly use a facility in their trade or business. Shareholders should consult their tax advisers to determine the potential effect, if any, on their tax liability of investing in these Funds.

If, at the close of each quarter of its taxable year, at least 50% of the value of a Fund's total assets consists of securities the interest on which is excludable from gross income, the Fund may pay "exempt-interest dividends" to its shareholders. The policy of the Funds is to pay each year as dividends substantially all of its interest income, net of certain deductions. An exempt-interest dividend is any dividend or part thereof (other than a capital gain dividend) paid by a Fund, and designated by the Fund as an exempt-interest dividend in a written notice mailed to shareholders within 60 days after the close of such Fund's taxable year. However, aggregate exempt-interest dividends for the taxable year may not exceed the net interest from Municipal Securities and other securities exempt from the regular Federal income tax received by the Fund during the taxable year. The percentage of the total dividends paid for any taxable year which qualifies as Federal exempt-interest dividends will be the same for all shareholders receiving dividends from the Fund during such year, regardless of the period for which the shares were held.

Exempt-interest dividends may nevertheless be subject to the alternative minimum tax (the "Alternative Minimum Tax") imposed by section 55 of the Code or the environmental tax (the "Environmental Tax") imposed by Section 59A of the Code. The Environmental Tax is imposed at the rate of 0.12% and applies only to corporate taxpayers. The Alternative Minimum Tax and the Environmental Tax may be imposed in two circumstances. First, exempt-interest dividends derived from certain "private activity bonds" issued after August 7, 1986, will generally be an item of tax preference (and therefore potentially subject to the Alternative Minimum Tax and the Environmental Tax) for both corporate and non-corporate taxpayers. Second, in the case of exempt-interest dividends received by corporate shareholders, all exempt-interest dividends, regardless of when the bonds from which they are derived were issued or whether they were derived from private activity bonds, will be included in the corporation's "adjusted current earnings," as defined in section 56(g) of the Code, in calculating the corporation's alternative minimum taxable income for purposes of determining the

Alternative Minimum Tax and the Environmental Tax.

The deduction otherwise allowable to property and casualty insurance companies for "losses incurred" will be reduced by an amount equal to a portion of exempt-interest dividends received or accrued during the taxable year. Foreign corporations engaged in a trade or business in the United States will be subject to a "branch profits tax" on their "dividend equivalent amount" for the taxable year, which will include exempt-interest dividends. Certain Subchapter S corporations may also be subject to taxes on their "passive investment income," which could include exempt-interest dividends.

Issuers of bonds purchased by the Funds (or the beneficiary of such bonds) may have made certain representations or covenants in connection with the issuance of such bonds to satisfy certain requirements of the Code that must be satisfied subsequent to the issuance of such bonds. Investors should be aware that exempt-interest dividends derived from such bonds may become subject to Federal income taxation retroactively to the date thereof if such representations are determined to have been inaccurate or if the issuer of such bonds (or the beneficiary of such bonds) fails to comply with the covenants.

Under the Code, if a shareholder receives an exempt-interest dividend with respect to any share and such share is held for six months or less, any loss on the sale or exchange of such share will be disallowed to the extent of the amount of such exempt-interest dividend.

Any net realized long-term capital gains of a Fund will be distributed at least annually. The Fund will have no tax liability with respect to such gains and the distributions will be taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held the Fund's shares. Such distributions will be designated as a capital gains dividend in a written notice mailed to shareholders after the close of the Fund's taxable year. If a shareholder disposes of shares in the Fund at a loss before having held those shares for more than six months, such loss will be treated as a long-term capital loss to the extent the shareholder has received a long-term capital gain distribution on the shares.

Although the Fund does not expect to earn any investment company taxable income (as defined by the Code), any income earned on taxable investments will be distributed and will be taxable to shareholders as ordinary income. In general, "investment company taxable income" comprises taxable net investment income and net short-term capital gains. The Fund would be taxed on any undistributed investment company taxable income. Since any such income will be distributed, it is anticipated that no such tax will be paid by the Fund.

As indicated in the Prospectuses of the Louisiana Fund and Tax Exempt Money Market Fund, these Funds may acquire puts with respect to Municipal Securities held in its portfolio. See "Additional Description Of Permitted Investments --Puts on Municipal Securities" in this Statement of Additional Information. The policy of the Funds is to limit acquisitions of puts to those under which an acquiring Fund will be treated for Federal income tax purposes as the owner of the Municipal Securities acquired subject to the put and the interest on the Municipal Securities will be tax-exempt to such Fund. Although the Internal Revenue Service has issued a published ruling that provides some guidance regarding the tax consequences of the purchase of puts, there is currently no guidance available from the Internal Revenue Service that definitively establishes the tax consequences of many of the types of puts that these Funds could acquire under the 1940 Act.
Therefore, although the Louisiana Fund will only acquire a put after concluding that it will have the tax consequences described above, the Internal Revenue Service could reach a different conclusion. If the Louisiana Fund or Tax Exempt Money Market Fund were not treated as the owner of the Municipal Securities, income from such securities would probably not be tax-exempt.

Although each Fund expects to qualify as a "regulated investment company" and to be relieved of all or substantially all Federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities. In addition, in those states and localities which have income tax laws, the treatment of these Funds and their shareholders under such laws may differ from its treatment under Federal income tax laws. Shareholders are advised to consult their tax advisers concerning the application of state and local taxes.

If for any taxable year a Fund does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income will be subject to Federal tax at regular corporate rates (without any deduction for distributions to its shareholders). Moreover, upon distribution to shareholders, the Fund's income, including Municipal Securities interest income, will be taxable to shareholders to the extent of the Fund's current and/or accumulated earnings and profits.

State Taxes

A Fund is not liable for any income or franchise tax in Massachusetts if it qualifies as a regulated investment company for Federal income tax purposes. Distributions by the Funds to shareholders and the ownership of shares may be subject to state and local taxes. Therefore, shareholders are urged to consult with their tax advisors concerning the application of state and local taxes to investments in the Funds, which may differ from the Federal income tax consequences. For example, under certain specified circumstances, state income tax laws may exempt from taxation distributions
                                     ---
of a regulated investment company to the extent that such distributions are derived from interest on Federal obligations. Shareholders are urged to
                                               -------------------------
consult with their tax advisors regarding whether, and under what
-----------------------------------------------------------------
conditions such exemption is available.
--------------------------------------

FUND TRANSACTIONS

The Trust has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by the Trustees, the Adviser is responsible for placing the orders to execute transactions for the Fund. In placing orders, it is the policy of the Trust to seek to obtain the best net results taking into account such factors as price (including the applicable dealer spread), the size, type and difficulty of the transaction involved, the firm's general execution and operational facilities, and the firm's risk in positioning the securities involved. While the Adviser generally seeks reasonably competitive spreads or commissions, the Trust will not necessarily be paying the lowest spread or commission available.

The money market securities in which the Funds invest are traded primarily in the over-the-counter market. Bonds and debentures are usually traded over-the-counter, but may be traded on an exchange. Where possible, the Adviser will deal directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Money market securities are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes. The cost of executing portfolio securities transactions of the Trust will primarily consist of dealer spreads and underwriting commissions.

TRADING PRACTICES AND BROKERAGE

The Adviser selects brokers or dealers to execute transactions for the purchase or sale of portfolio securities on the basis of its judgment of their professional capability to provide the service. The primary consideration is to have brokers or dealers execute transactions at best price and execution. Best price and execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order and other factors affecting the overall benefit obtained by the account on the transaction. The Trust's determination of what are reasonably competitive rates is based upon the professional knowledge of its trading department as to rates paid and charged for similar transactions throughout the securities industry. In some instances, the Trust pays a minimal share transaction cost when the transaction presents no difficulty. Some trades are made on a net basis where the Trust either buys securities directly from the dealer or sells them to the dealer. In these instances, there is no direct commission charged but there is a spread (the difference between the buy and sell price) which is the equivalent of a commission.

The Trust may allocate out of all commission business generated by all of the funds and accounts under management by the Adviser, brokerage business to brokers or dealers who provide brokerage and research services. These research services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends, assisting in determining portfolio strategy, providing computer software used in security analyses, and providing portfolio performance evaluation and technical market analyses. Such services are used by the Adviser in connection with its investment decision-making process with respect to one or more funds and accounts managed by it, and may not be used exclusively with respect to the fund or account generating the brokerage.

As provided in the Securities Exchange Act of 1934, as amended, higher commissions may be paid to broker/dealers who provide brokerage and research services than to broker/dealers who do not provide such services if such higher commissions are deemed reasonable in relation to the value of the brokerage and research services provided. Although transactions are directed to broker/dealers who provide such brokerage and research services, the Trust believes that the commissions paid to such broker/dealers are not, in general, higher than commissions that would be paid to broker/dealers not providing such services and that such commissions are reasonable in relation to the value of the brokerage and research services provided. In addition, portfolio transactions which generate commissions or their equivalent are directed to broker/dealers who provide daily portfolio pricing services to the Trust. Subject to best price and execution, commissions used for pricing may or may not be generated by the funds receiving the pricing service.

The Adviser may place a combined order for two or more accounts or funds engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. It is believed that the ability of the accounts to participate in volume transactions will generally be beneficial to the accounts and funds. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or trust may obtain, it is the opinion of the Adviser and the Trust's Board of Trustees that the advantages of combined orders outweigh the possible disadvantages of separate transactions.

Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to seeking best price and execution, the Fund may place orders with broker/dealers which have agreed to defray certain Trust expenses such as custodian fees, and may, at the request of the Distributor, give consideration to sales of shares of the Trust as a factor in the selection of brokers and dealers to execute Trust portfolio transactions.

It is expected that the Trust may execute brokerage or other agency transactions through the Distributor or an affiliate of the Adviser, both of which are registered broker-dealers, for a commission in conformity with the 1940 Act, the Securities Exchange Act of 1934 and rules promulgated by the Securities and Exchange Commission (the "SEC"). Under these provisions, the Distributor or an affiliate of the Adviser is permitted to receive and retain compensation for effecting portfolio transactions for the Trust on an exchange if a written contract is in effect between the Distributor and the Trust expressly permitting the Distributor or an affiliate of the Adviser to receive and retain such compensation. These rules further require that commissions paid to the Distributor or affiliate of the Adviser by the Trust for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other renumeration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." In addition, the Trust may direct commission business to one or more designated broker/dealers in connection with such broker/dealer's provision of services to the Trust or payment of certain Trust expenses (e.g., custody, pricing and professional fees). The Trustees, including those who are not "interested persons" of the Trust, have adopted procedures for evaluating the reasonableness of commissions paid to the Distributor and will review these procedures periodically.

For the fiscal year ended September 30, 1994, the funds paid the following brokerage commissions with respect to portfolio transactions:

===============================================================================================
                                        Total $ Amount                       Total $ Amount of
                                         of Brokered       Brokerage              Brokered
                        Brokerage        Transactions     Commissions        Transactions With
                       Commissions         for Last          Paid            Affiliate for Last
        Fund              Paid               Year        to Affiliates              Year
                       ------------------------------------------------------------------------
                          1994               1994           1994                  1994
-----------------------------------------------------------------------------------------------
Government                   0           129,437,513              0                     0
Securities Fund
-----------------------------------------------------------------------------------------------
Louisiana Tax Free           0            11,727,030              0                     0
Income Fund
-----------------------------------------------------------------------------------------------
Balanced Fund          158,661           110,127,897      39,051.75 (24%)      20,167,383 (18%)
-----------------------------------------------------------------------------------------------
Value Equity Fund      257,648           132,380,392      71,586.01 (27%)      33,677,487 (25%)
-----------------------------------------------------------------------------------------------
Treasury Securities          0        22,159,476,418              0                     0
 Money Market Fund
===============================================================================================

---------------------------------------------------------------------------------------------
Institutional Money         *             *               *                  *
 Market Fund
=============================================================================================

-------------------
* As of September 30, 1994, had not commenced operations.

For the fiscal year ended September 30, 1994, the portfolio turnover rates for the Trust's Government Securities, Balanced, Value Equity and Louisiana Tax-Free Income Funds were 37.80%, 64.09%, 161.42% and 30.31%, respectively.

DESCRIPTION OF SHARES

The Trust is a Massachusetts business trust and was organized pursuant to the Declaration of Trust. The Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of shares, which are units of beneficial interest. The Trust presently has series of shares which represent interests in the following Funds: the Government Securities Fund, the Louisiana Fund, the Balanced Fund, the Value Equity Fund, the Money Market Fund, the Institutional Money Market Fund and the Tax Exempt Money Market Fund, respectively. The Trust's Declaration of Trust authorizes the Board of Trustees to divide or redivide any unissued shares of the Trust into one or more additional series.

Shares have no subscription or preemptive rights and only such conversion or exchange rights as the Board of Trustees may grant in its discretion. When issued for payment as described in the Prospectuses and this Statement of Additional Information, the Trust's shares will be fully paid and non-assessable, subject only to the possibility of shareholder liability described in the following section. All consideration received by the Trust for shares of any additional series and all assets in which such consideration is invested would belong to that series and would be subject to the liabilities related thereto. In the event of a liquidation or dissolution of the Trust, shareholders of a Fund are entitled to receive the assets available for distribution belonging to that Fund, and a proportionate distribution, based upon the relative asset values of the respective Funds, of any general assets not belonging to any particular Fund which are available for distribution.
Share certificates representing shares will not be issued.

SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust could, under certain circumstances, be held personally liable as partners for the obligations of the trust. Even if, however, the Trust were held to be a partnership, the possibility of the shareholders' incurring financial loss for that reason appears remote because the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Declaration of Trust provides for indemnification out of the Trust property for any shareholder held personally liable for the obligations of the Trust.

LIMITATION OF TRUSTEES' LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his willful misfeasance, bad faith, gross negligence or reckless disregard of his duties.

5% SHAREHOLDERS

The names and addresses of the holders of 5% or more of the outstanding shares of any fund as of October 31, 1994 and the percentage of outstanding shares of such Fund held by such shareholders as of such date are, to Trust management's knowledge, as follows/(1)/:

=================================================================================
                         Name and Address           Number
                             of Record                of            % of
Name of Fund           or Beneficial Holder         Shares       Ownership
---------------------------------------------------------------------------------
Treasury              ENBECEE Company             529,852,182.410      99.98%
Securities Money      925 Common Street
Market Fund -         New Orleans, LA  70160
Trust Class
---------------------------------------------------------------------------------
Treasury              National Financial         203,361,094.8600      71.84%
Securities Money      Services Corp. for the
Market Fund -         Exclusive Benefit of Our
Retail Class          Customers
                      Attn:  Mike McLaughlin
                      200 Liberty Street
                      New York, NY  10281
---------------------------------------------------------------------------------
Treasury Securities   ENBECEE Company             79,643,760.4000      28.13%
Money Market Fund -   925 Common Street
Cash Sweep Class      New Orleans, LA 70160
=================================================================================

=================================================================================
                         Name and Address           Number
                            of Record                 of             % of
Name of Fund           or Beneficial Holder         Shares         Ownership
---------------------------------------------------------------------------------
Government            ENBECEE                      6,737,853.6790     55.28%
Securities Fund -     925 Common Street
Class A               New Orleans, LA  70160
---------------------------------------------------------------------------------
                      ENBECEE                      5,325,205.8600     43.69%
                      925 Common Street
                      New Orleans, LA  70112
---------------------------------------------------------------------------------
Government            NFSC FEBO                        8,147.8810     33.13%
Securities Fund -     Noelie M. Gatipon
Class B               8241 Birch St.
                      New Orleans, LA  70118
---------------------------------------------------------------------------------
Government            NFSC FEBO                        2,002.1580      8.14%
Securities Fund -     Rapides Bank Customer
Class B               FBO Marilyn L. Adler IRA
(continued)           4807 Westgarden
                      Alexandria, LA  71303
---------------------------------------------------------------------------------
                      NFSC FEBO                        2,002.1580      8.14%
                      RBT Customer
                      FBO Homer H. Adler IRA
                      4807 W. Garden
                      Boulevard
                      Alexandria, LA  71303
---------------------------------------------------------------------------------
                      NFSC FEBO                        3,369.1520     13.70%
                      Jacqueline A. Maroney
                      Rige E. Maroney
                      2011 Illinois Ave
                      Kenner, LA  70062
---------------------------------------------------------------------------------
                      NFSC FEBO                        1,458.4450      5.93%
                      Lori L. Reeves
                      701 Redwood Drive
                      Lake Charles, LA  70611
---------------------------------------------------------------------------------
                      NFSC FEBO                        2,816.0170     11.45%
                      Don S. Carlos
                      629 Verret
                      Houma, LA  70360
=================================================================================

=================================================================================
                        Name and Address              Number
                           of Record                   of             % of
Name of Fund          or Beneficial Holder            Shares         Ownership
---------------------------------------------------------------------------------
Louisiana Tax-        ENBECEE Company                669,091.1370     56.09%
Free Income           925 Common Street
Fund - Class A        New Orleans, LA  70160-
                      0030
---------------------------------------------------------------------------------
Louisiana Tax-        NFSC FEBO                        12,752.0280     20.25%
Free Income           Mr. Jack F. Worthy
Fund - Class B        1340 Chevelle Dr.
                      Baton Rouge, LA  70806
---------------------------------------------------------------------------------
                      NFSC FEBO                       10,039.4830     15.94%
                      Irma Lee Dorrill
                      29885 Joe Stafford Street
                      Walker, LA  70785
---------------------------------------------------------------------------------
                      NFSC FEBO                        5,050.5050      8.02%
                      Paul Boudreaux
                      Danielle Boudreaux
                      P O Box 384
                      Reserve, LA 70084-0384
---------------------------------------------------------------------------------
                      NFSC FEBO                        4,441.9400      7.05%
                      Ruth Manes
                      3851 33rd Street
                      Metairie, LA  70001
---------------------------------------------------------------------------------
                      NFSC FEBO                        4,128.0870      6.55%
                      Harrison L. Cavalier &
                      Sybil H. Cavalier
                      12513 E. Sheraton
                      Baton Rouge, LA  70815
---------------------------------------------------------------------------------
                      NFSC FEBO                        3,240.4800      5.15%
                      Kathleen C. Berault Cust
                      Matthew Joseph Berault UTMA LA
                      1635 Eastwood
                      Slidell, LA  70458
---------------------------------------------------------------------------------
Balanced Fund -       ENBECEE Company              7,587,456.7590     94.83%
Class A               925 Common Street
                      New Orleans, LA  70160-
                      0030
---------------------------------------------------------------------------------
Balanced Fund -       NFSC FEBO                        5,956.8130      5.70%
Class B               First NBC
                      IRA of Henry John Fell
                      321 Willowbrook Drive
                      Gretna, LA  70056
=================================================================================

=================================================================================
                        Name and Address           Number
                           of Record                of                % of
Name of Fund          or Beneficial Holder         Shares           Ownership
---------------------------------------------------------------------------------
Value Equity          ENBECEE Company              2,398,667.2380     47.61%
Fund - Class A        925 Common Street
                      New Orleans, LA  70160-
                      0030
--------------------------------------------------------------------------------
                      ENBECEE Company              2,380,926.1040     47.25%
                      925 Common Street
                      New Orleans, LA  70160-
                      0030
=================================================================================

---------------------

/(1)/ The Trust believes that most of the shares referred to above were held by the above persons in accounts for their fiduciary, agency or custodial customers. The Trust's

Treasury Securities Money Market Fund Cash Sweep Class has not yet commenced operations.


EXPERTS

The financial statements in this Statement of Additional Information have been audited by Arthur Andersen LLP, independent public accountants to the Trust, as indicated in their report with respect thereto, and are included herein in reliance upon the authority of said firm as experts in accounting and auditing.

                                    APPENDIX

Description of Commercial Paper Ratings

The following descriptions of commercial paper ratings have been published by Standard & Poor's Corporation ("S&P"), Moody's Investors Services, Inc. ("Moody's"), Fitch Investors Service, Inc. ("Fitch"), Duff & Phelps, Inc. ("Duff") and IBCA Limited and IBCA, Inc. (together "IBCA").

Commercial paper rated A by S&P is regarded by S&P as having the greatest capacity for timely payment. Issues rated A are further refined by use of the numbers 1, 1+ and 2, to indicate the relative degree of safety. Issues rated A-1+ are those with an "overwhelming degree" of credit protection. Those rated A-1 reflect a "very strong" degree of safety regarding timely payment. Those rated A-2 reflect a safety regarding timely payment but not as high as A-1.

Commercial paper issues rated Prime-1 or Prime-2 by Moody's are judged by Moody's to be of the "highest" quality and "higher" quality respectively on the basis of relative repayment capacity.

The rating Fitch-1 (Highest Grade) is the highest commercial rating assigned by Fitch. Paper rated Fitch-1 is regarded as having the strongest degree of assurance for timely payment. The rating Fitch-2 (Very Good Grade) is the second highest commercial paper rating assigned by Fitch which reflects an assurance of timely payment only slightly less in degree than the strongest issues.

Paper rated Duff-1 is regarded as having very high certainty of timely payment with excellent liquidity factors which are supported by good fundamental protection factors. Risk factors are minor. Ratings of Duff-1 are further refined by the gradations of "1+" and "1-". Issues rated Duff-1+ have the highest certainty of timely payment, outstanding short term liquidity, and safety just below risk-free U.S. Treasury short-term obligations. Issues rated Duff-1 -- have high certainty of timely payment, strong liquidity factors supported by good fundamental protection factors, and small risk factors. Paper rated Duff-2 is regarded as having good certainty of timely payment, good access to capital markets and sound liquidity factors and company fundamentals. Risk factors are small.

Description of Corporate Bond Ratings

The following descriptions of corporate bond ratings have been published by S&P, Moody's, Fitch, Duff and IBCA.

Bonds rated AAA have the highest rating S&P assigns to a debt obligation. Such a rating indicates an extremely strong capacity to pay principal and interest. Bonds rated AA by S&P also quality as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree. Debt rated A by S&P has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

Bonds which are rated BBB by S&P are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Bonds which are rated Aaa by Moody's are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large, or an exceptionally stable, margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds rated Aa by Moody's are judged by Moody's to be of high quality by all standards. Together with bonds rated Aaa, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

Bonds which are rated A by Moody's possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future. Debt rated Baa by Moody's is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Bonds rated AAA by Fitch are judged by Fitch to be strictly high grade, broadly marketable, suitable for investment by trustees and fiduciary institutions liable to but slight market fluctuation other than through changes in the money rate. The prime feature of an AAA bond is a showing of earnings several times or many times interest requirements, with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions. Bonds rated AA by Fitch are judged by Fitch to be of safety virtually beyond question and are readily salable, whose merits are not unlike those of the AAA class, but whose margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured but influenced as to rating by the lesser financial power of the enterprise and more local type market. Bonds rated A by Fitch are considered to be investment grade and of high credit quality. The Obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings. Bonds rated BBB by Fitch are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic condition and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

Bonds rated AAA by Duff are judged by Duff to be of the highest credit quality, with negligible risk factors being only slightly more than for risk-free U.S. Treasury debt. Bonds rated AA by Duff are judged by Duff to be of high credit quality with strong protection factors and risk that is modest but that may vary slightly from time to time because of economic conditions. Bonds rated A by Duff are judged by Duff to have average but adequate protection factors. However, risk factors are more variable and greater in periods of economic stress. bonds rated BBB by Duff are judged by Duff as having below average protection factors but still considerable variability in risk during economic cycles.

Obligations rated AAA by IBCA have the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly. Obligations for which there is a very low expectation of investment risk are rated AA by IBCA. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly. Obligations for which there is a low expectation on investment risk are rated A by IBCA. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk. Obligations for which there is currently a low expectation of investment risk are rated BBB by IBCA. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in higher categories.

                         REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Trustees of Marquis Funds:

We have audited the accompanying statements of net assets of the Treasury Securities Money Market, Government Securities, Louisiana Tax-Free Income, Growth and Income and Value Equity Funds of Marquis Funds as of September 30, 1994, and the related statements of operations, statements of changes in net assets and financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1994, by correspondence with the custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Treasury Securities Money Market, Government Securities, Louisiana Tax-Free Income, Growth and Income and Value Equity Funds of Marquis Funds as of September 30, 1994, the results of their operations, changes in their net assets, and financial highlights for the periods presented, in conformity with generally accepted accounting principles.

Arthur Andersen LLP

Philadelphia, Pa.
November 11, 1994

MARQUIS FUNDS
TREASURY SECURITIES MONEY MARKET FUND

                            STATEMENT OF NET ASSETS
                               SEPTEMBER 30, 1994

                                                                 FACE
                                                                AMOUNT   VALUE
                                                                 (000)   (000)
                                                                ------- --------
U. S. TREASURY OBLIGATIONS (15.1%)
 U.S. Treasury Bills
 4.896%, 12/29/94.............................................  $25,000 $ 24,705
 3.580%, 01/12/95.............................................    5,000    4,951
 5.047%, 02/16/95.............................................   29,720   29,166
 U.S. Treasury Notes
 4.250%, 10/31/94.............................................   10,000   10,006
 4.625%, 11/30/94.............................................    5,000    5,008
                                                                        --------
 Total U. S. Treasury Obligations (Cost $73,835,745)..........            73,836
                                                                        --------
REPURCHASE AGREEMENT (85.3%)
 Aubrey G. Lanston 4.55%, dated 09/30/94, matures 10/03/94,
  repurchase price $15,006,000 (collateralized by U.S.
  Treasury Note, par value $14,800,000, 7.375%, 05/15/96,
  market value: $15,422,000)..................................            15,000
 CS First Boston 4.95%, dated 09/30/94, matures 10/03/94,
  repurchase price $20,008,000 (collateralized by U.S.
  Treasury STRIP, par value $22,604,000, 0.00%, 05/15/96,
  market value: $20,417,000)..................................            20,000
 Fuji Bank 5.05%, dated 09/30/94, matures 10/03/94, repurchase price $20,008,000 (collateralized by various U.S. Treasury
  STRIPS, par value $80,434,000, 0.00%, 08/15/08-11/15/13,
  market value: $20,734,000)..................................            20,000
 J.P. Morgan 4.95%, dated 09/30/94, matures 10/03/94,
  repurchase price $105,043,000 (collateralized by various
  U.S. Treasury STRIPS, par value $389,799,000 0.00%,
  11/15/07-05/15/13, market value: $108,167,000)..............           105,000

                                                                 FACE
                                                                AMOUNT  VALUE
                                                                 (000)  (000)
                                                                ------ --------
 J.P. Morgan 5.05%, dated 09/30/94, matures 10/03/94,
  repurchase price $4,502,000 (collateralized by U.S. Treasury
  STRIPS, par value $30,352,000, 0.00%, 11/15/17, market value:
  $4,591,000)..................................................        $  4,500
 Kidder Peabody 4.85%, dated 09/30/94, matures 10/03/94,
  repurchase price $21,377,000 (collateralized by various U.S.
  Treasury Obligations, par value $53,098,000, 0.00%-8.875%,
  01/15/95-11/15/22, market value: $21,796,000)................          21,368
 Lehman Brothers 4.90%, dated 09/30/94, matures 10/03/94,
  repurchase price $23,739,000 (collateralized by various U.S.
  Treasury Bonds, par value $20,180,000, 8.75%-10.375%,
  11/15/08-11/15/09, market value: $24,189,000)................          23,729
 Merrill Lynch 4.55%, dated 09/30/94, matures 10/03/94,
  repurchase price $23,738,000 (collateralized by various U.S.
  Treasury STRIPS, par value $172,064,000, 8.875%-9.125%,
  05/15/18-02/15/19, market value: $24,204,000)................          23,729
 Morgan Stanley 4.78%, dated 09/30/94, matures 10/03/94,
  repurchase price $22,053,000 (collateralized by U.S. Treasury
  Note par value $23,830,000, 5.125%, 11/30/98, market value:
  $22,487,000).................................................          22,044
 Nomura Securities 4.75%, dated 09/30/94, matures 10/03/94,
  repurchase price $23,739,000 (collateralized by various U.S.
  Treasury Obligations, par value $23,608,000, 5.375%-9.25%,
  05/31/98-02/15/16, market value: $24,204,000)................          23,729

                                   Continued

MARQUIS FUNDS
TREASURY SECURITIES MONEY MARKET FUND

                       STATEMENT OF NET ASSETS, CONCLUDED
                               SEPTEMBER 30, 1994

                                                                       VALUE
                                                                       (000)
                                                                      --------
REPURCHASE AGREEMENT, CONCLUDED
 Prudential Securities 4.88%, dated 09/30/94, matures
  10/03/94, repurchase price $23,739,000 (collateralized by
  various U.S. Treasury Obligations, par value $39,429,000,
  0.00%-14.00%, 02/15/95-05/15/21, market value:
  $24,204,000)..............................................          $ 23,729
 UBS Securities 4.92%, dated 09/30/94, matures 10/03/94,
  repurchase price $115,492,000 (collateralized by various
  U.S. Treasury Notes, par value $114,960,000, 4.75%-8.875%,
  06/30/98-11/15/98, market value: $117,759,000)............           115,446
                                                                      --------
 Total Repurchase Agreement (Cost $418,274,525).............           418,274
                                                                      --------
 Total Investments (100.4%) (Cost $492,110,270).............           492,110
                                                                      --------
OTHER ASSETS AND LIABILITIES (-0.4%)
Other Assets and Liabilities, Net...........................            (1,484)
                                                                      --------
 Total Other Assets and Liabilities.........................            (1,484)
                                                                      --------

                                                                        VALUE
                                                                        (000)
                                                                       --------
NET ASSETS:
 Portfolio Shares of Institutional Class (unlimited
  authorization--no par value) based on 403,778,503
  outstanding shares of beneficial interest.................           $403,778
 Portfolio shares of Retail Class (unlimited authorization--
  no par value) based on 86,847,915 outstanding shares of
  beneficial interest.......................................             86,848
                                                                       --------
 Total Net Assets: (100.0%).................................           $490,626
                                                                       ========
 Net Asset Value, Offering Price, and Redemption Price Per
  Share--Institutional Class................................           $   1.00
                                                                       ========
 Net Asset Value, Offering Price, and Redemption Price Per
  Share--Retail Class.......................................           $   1.00
                                                                       ========

------------
STRIPS--Separate Trading of Registered Interest and Principal Securities


    The accompanying notes are an integral part of the financial statements.

MARQUIS FUNDS
GOVERNMENT SECURITIES FUND

                            STATEMENT OF NET ASSETS
                               SEPTEMBER 30, 1994

                                                                 FACE    MARKET
                                                                AMOUNT   VALUE
                                                                 (000)   (000)
                                                                ------- --------
U. S. TREASURY OBLIGATIONS (41.0%)
 Treasury LINCS
 6.000%, 08/15/09.............................................  $ 2,500 $  2,072
 U.S. Treasury Bond
 7.125%, 02/15/23.............................................    2,500    2,272
 U.S. Treasury Notes
 4.125%, 06/30/95.............................................      500      494
 8.875%, 02/15/96.............................................      500      517
 7.250%, 08/31/96.............................................    2,375    2,402
 8.500%, 04/15/97.............................................    1,500    1,558
 6.875%, 04/30/97.............................................    7,000    7,010
 8.500%, 07/15/97.............................................    1,500    1,560
 6.500%, 08/15/97.............................................   10,000    9,893
 8.625%, 08/15/97.............................................      500      522
 9.000%, 05/15/98.............................................    1,000    1,060
 5.125%, 06/30/98.............................................    2,500    2,337
 9.250%, 08/15/98.............................................    1,875    2,006
 8.500%, 02/15/00.............................................    1,000    1,052
 8.750%, 08/15/00.............................................    1,500    1,597
 6.375%, 08/15/02.............................................    4,000    3,726
                                                                        --------
 Total U. S. Treasury Obligations (Cost $42,625,727)..........            40,078
                                                                        --------
GOVERNMENT MORTGAGE-BACKED OBLIGATIONS (37.5%)
 FHLMC
 7.000%, 04/01/00.............................................       84       83
 9.000%, 11/01/05.............................................    1,641    1,699
 9.000%, 05/01/06.............................................    2,110    2,184
 9.000%, 08/01/09.............................................      584      596
 9.000%, 12/01/09.............................................    1,707    1,744
 FHLMC CMO
 7.500%, 11/15/01.............................................    3,375    3,323
 6.700%, 05/15/05.............................................    1,500    1,417
 7.000%, 09/15/07.............................................    2,750    2,528
 6.500%, 04/15/08.............................................    4,000    3,485
 7.500%, 10/15/11.............................................       26       25
 7.750%, 01/15/20.............................................    3,000    3,043
 9.000%, 04/15/20.............................................    1,153    1,183
 FNMA
 8.500%, 03/01/98.............................................      228      233
 7.000%, 09/01/07.............................................    4,845    4,644
 FNMA REMIC
 9.150%, 08/25/03.............................................    1,088    1,107
 7.350%, 06/25/07.............................................    2,000    1,873

                                                                 FACE    MARKET
                                                                AMOUNT   VALUE
                                                                 (000)   (000)
                                                                ------- --------
 GNMA
 10.500%, 06/15/98............................................  $    32 $     35
 10.500%, 09/15/98............................................        5        6
  9.000%, 07/15/16............................................      422      439
  9.000%, 09/15/16............................................      547      561
  9.000%, 10/15/16............................................      101      104
  9.000%, 11/15/16............................................      388      398
  9.500%, 08/15/17............................................      427      449
 10.000%, 04/15/19............................................      253      272
  9.500%, 12/15/19............................................      657      691
  7.000%, 03/15/24............................................    2,982    2,708
  7.000%, 04/15/24............................................    2,030    1,844
                                                                        --------
 Total Government Mortgage-Backed Obligations
  (Cost $38,891,392)..........................................            36,674
                                                                        --------
U.S. GOVERNMENT AGENCY OBLIGATIONS (5.8%)
 FNMA
 9.550%, 12/10/97.............................................      850      904
 9.150%, 04/10/98.............................................      625      661
 9.150%, 09/10/99.............................................      225      227
 9.000%, 10/11/99.............................................    1,500    1,501
 TVA
 8.375%, 10/01/99.............................................    2,250    2,329
                                                                        --------
 Total U.S. Government Agency Obligations (Cost $6,023,149)...             5,622
                                                                        --------
CORPORATE OBLIGATIONS (11.6%)
 Baxter International
 7.500%, 05/01/97.............................................    1,875    1,875
 Exxon Capital
 8.000%, 12/01/95.............................................    1,000    1,018
 Ford Capital
 9.000%, 08/15/98.............................................      500      520
 Ford Motor Credit
 9.300%, 03/15/95.............................................    1,500    1,523
 General Electric Capital
 5.625%, 01/15/95.............................................    2,250    2,247
 Nationsbank
 6.625%, 01/15/98.............................................    4,250    4,164
                                                                        --------
 Total Corporate Obligations (Cost $11,809,780)...............            11,347
                                                                        --------

                                   Continued

MARQUIS FUNDS
GOVERNMENT SECURITIES FUND

                       STATEMENT OF NET ASSETS, CONCLUDED
                               SEPTEMBER 30, 1994

                                                                 FACE    MARKET
                                                                AMOUNT   VALUE
                                                                 (000)   (000)
                                                                ------- --------
CASH EQUIVALENTS (2.7%)
 SEI Liquid Asset Trust Treasury Portfolio
 4.190%, 10/07/94.............................................  $ 2,613 $  2,613
                                                                        --------
 Total Cash Equivalents (Cost $2,613,454).....................             2,613
                                                                        --------
 Total Investments (98.6%) (Cost $101,963,502)................            96,334
                                                                        --------
OTHER ASSETS AND LIABILITIES (1.4%)
Other Assets and Liabilities, Net.............................             1,375
                                                                        --------
 Total Other Assets and Liabilities                                        1,375
                                                                        --------

                                                                       MARKET
                                                                       VALUE
                                                                       (000)
                                                                      --------
NET ASSETS:
 Portfolio shares of Class A (unlimited authorization--no par value) based on 10,365,315 outstanding shares of beneficial
  interest.......................................................     $103,786
 Portfolio shares of Class B (unlimited authorization--no par value) based on 15,556 outstanding shares of beneficial
  interest.......................................................          154
 Undistributed net investment income.............................           14
 Accumulation net realized loss in investments...................         (615)
 Net unrealized depreciation in investments......................       (5,630)
                                                                      --------
 Total Net Assets: (100.0%)......................................     $ 97,709
                                                                      ========
 Net Asset Value and Redemption Price Per Share--Class A.........     $   9.41
                                                                      ========
 Maximum Offering Price Per Share--Class A (9.41/96.50%).........     $   9.75
                                                                      ========
 Net Asset Value, Offering Price Per Share--Class B..............     $   9.46
                                                                      ========

------------
CMO   --Collateralized Mortgage Obligation
FHLMC --Federal Home Loan Mortgage Corporation
FNMA  --Federal National Mortgage Association
GNMA  --Government National Mortgage Association
LINCS --Synthetic-Linked Coupon Securities
REMIC --Real Estate Mortgage Investment Conduit
TVA   --Tennessee Valley Authority


    The accompanying notes are an integral part of the financial statements.

MARQUIS FUNDS
LOUISIANA TAX-FREE INCOME FUND

                            STATEMENT OF NET ASSETS
                               SEPTEMBER 30, 1994

                                                                    FACE  MARKET
                                                                   AMOUNT VALUE
                                                                   (000)  (000)
                                                                   ------ ------
MUNICIPAL BONDS (91.5%)
Kentucky (0.7%)
 McCracken County, Lourdes Hospital Project RB, (BIG)
 6.000%, 11/01/12................................................   $ 50  $   50
                                                                          ------
                                                                              50
Louisiana (90.8%)
 Alexandria, Utilities RB Ser B, (FGIC)
 4.650%, 05/01/04................................................    150     139
 Alexandria, Utilities RB, (FGIC)
 4.500%, 05/01/96................................................     25      25
 5.250%, 05/01/11................................................    100      88
 Ascension Parish, Parish-Wide School District GO, (AMBAC)
 4.900%, 03/01/09................................................    150     132
 Bossier City, Sales & Use Tax RB, Public Improvement Ser ST,
  (AMBAC)
 5.500%, 11/01/99................................................    100     101
 De Soto Parish, Central Louisiana Electric Pollution Control
  VRDN Ser B
 3.600%, 10/05/94 (A) (B) (C)....................................    100     100
 East Baton Rouge Parish, Sales & Use Tax Revenue, Sewer
  Improvements Ser ST-A, (FGIC)
 4.800%, 02/01/09................................................    340     294
 East Baton Rouge, Mortgage Financing Authority Ser B
 5.300%, 10/01/14 (C)............................................    100      85
 East Baton Rouge, Mortgage Financing Authority, Single Family
  Mortgage Ser B
 4.350%, 10/01/00 (C)............................................    100      94
 Greater New Orleans Expressway, Louisiana Expressway RB
 4.800%, 11/01/97................................................     25      25
 Gretna, Refunding Sales Tax RB, (AMBAC)
 5.200%, 06/01/06................................................    225     217
 Iberville, School District #5 GO, (FSA)
 5.750%, 10/01/03................................................    250     252
 Jefferson Parish, Ad Valorem Property Tax Ser A GO, (FGIC)
 5.250%, 09/01/05................................................    250     239

                                                                    FACE  MARKET
                                                                   AMOUNT VALUE
                                                                   (000)  (000)
                                                                   ------ ------
Louisiana, continued
 Jefferson Parish, Hospital Services District #1, (FGIC)
 5.100%, 01/01/05................................................   $300  $  282
 Kenner, Sales Tax RB, (FGIC)
 5.750%, 06/01/06................................................    100      99
 Lafayette, Public Improvement Sales Tax RB, (FGIC)
 4.625%, 05/01/05................................................    300     270
 5.500%, 03/01/07................................................    200     191
 Lafayette, Public Power Authority Electric RB, (AMBAC)
 5.000%, 11/01/06................................................    250     230
 Lafayette, Utilities RB, (AMBAC)
 4.100%, 11/01/99................................................    175     166
 4.700%, 11/01/04................................................    125     115
 Mandeville, Water Utility Improvements, Ad Valorem Property Tax
  RB
 5.150%, 02/01/10................................................    100      88
 Natchitoches Parish, School District #7 GO, (FSA)
 4.900%, 03/01/07................................................    190     173
 New Orleans, Exhibit Hall Authority, Hotel Occupancy Tax RB,
  (AMBAC)
 5.125%, 01/15/96................................................     50      50
 Offshore Terminal Authority RB, First Stage Ser B
 6.350%, 09/01/97................................................     65      67
 5.850%, 09/01/00................................................    100     102
 Public Facilities Authority RB, Alton Ochsner Medical Foundation
  Project Ser A, (MBIA)
 6.000%, 05/15/01................................................    100     103
 Public Facilities Authority RB, Alton Ochsner Medical Foundation
  Project Ser B, (MBIA)
 6.000%, 05/15/17................................................    100      95
 Public Facilities Authority RB, Jefferson Parish Eastbank
  Project, (FGIC)
 4.850%, 08/01/06................................................    250     228
 Public Facilities Authority RB, Special Assessment Revenue,
  (FSA)
 4.400%, 10/01/00................................................    120     114

                                   Continued

MARQUIS FUNDS
LOUISIANA TAX-FREE INCOME FUND

                      STATEMENT OF NET ASSETS, CONCLUDED
                              SEPTEMBER 30, 1994

                                                                    FACE  MARKET
                                                                   AMOUNT VALUE
                                                                   (000)  (000)
                                                                   ------ ------
MUNICIPAL BONDS, CONCLUDED
Louisiana, concluded
 Public Facilities Authority RB, Tulane University Project Ser
  A-1, (FGIC)
 3.900%, 02/15/95................................................   $ 25  $   25
 6.000%, 02/15/06................................................    100     101
 Public Facitilies Authority RB, Local Government Refunding
  Project Ser A, (FSA)
 5.100%, 03/01/01................................................    250     243
 Saint James Parish GO, Unlimited Ad Valorem Property Tax
 4.800%, 03/01/05................................................     85      78
 5.200%, 03/01/08................................................     75      68
 Saint Tammany Parish, Sales & Use Tax RB, (FGIC)
 5.750%, 04/01/06................................................    250     248
 Shreveport, Public Improvements, Ad Valorem Property Tax RB
 4.750%, 12/01/09................................................    200     171
 Slidell, Sales & Use Tax RB, Public Improvement Ser B
 5.200%, 10/01/05................................................    100      94
 5.400%, 10/01/07................................................    200     188
 State University, Agricultural & Mechanical College RB, (FGIC)
 5.400%, 07/01/05................................................    150     145
 Unlimited GO Ser A, (MBIA)
 4.750%, 08/01/99................................................    115     114
 6.250%, 08/01/99................................................    250     263
 5.100%, 08/01/01................................................    250     246
 5.300%, 08/01/04................................................    250     243
 Unlimited GO Ser B, (MBIA)
 5.600%, 08/01/07................................................    250     243
 5.600%, 08/01/08................................................    250     240
                                                                          ------
                                                                           6,874
                                                                          ------
 Total Municipal Bonds
  (Cost $7,305,769)..............................................          6,924
                                                                          ------
 Total Investments (99.3%)
  (Cost $7,899,641)..............................................          7,518
                                                                          ------
CASH EQUIVALENTS (7.8%)
 SEI Tax Exempt Trust Institutional Tax Free Portfolio
 3.360%, 10/07/94................................................    346     346
 SEI Tax Exempt Trust Tax Free Portfolio
 3.050%, 10/07/94................................................    248     248
                                                                          ------
 Total Cash Equivalents
  (Cost $593,872)................................................            594
                                                                          ------

                                                                        MARKET
                                                                        VALUE
                                                                        (000)
                                                                        ------
OTHER ASSETS AND LIABILITIES (0.7%)
Other Assets and Liabilities, Net.................................      $   54
                                                                        ------
 Total Other Assets and Liabilities                                         54
                                                                        ------
NET ASSETS:
 Portfolio shares of Class A (unlimited authorization--no par value) based on 743,353 outstanding shares of beneficial
  interest........................................................       7,348
 Portfolio shares of Class B (unlimited authorization--no par value) based on 64,049 outstanding shares of beneficial
  interest........................................................         637
 Undistributed net investment income..............................           1
 Accumulated net realized loss on investments.....................         (32)
 Net unrealized depreciation on investments.......................        (382)
                                                                        ------
 Total Net Assets: (100.0%).......................................      $7,572
                                                                        ======
 Net Asset Value and Redemption Price Per Share--Class A..........      $ 9.38
                                                                        ======
 Maximum Offering Price Per
  Share--A (9.38/96.50%)..........................................      $ 9.72
                                                                        ======
 Net Asset Value, Offering Price Per Share--Class B...............      $ 9.39
                                                                        ======

------------
(A) Variable rate instrument. The rate reflected on the Statement of Net Assets is the rate in effect on September 30, 1994.
(B) Put and demand features exist requiring the issuer to repurchase the instrument prior to maturity. The maturity date shown is the lesser of the put date or the maturity date.
(C) Securities are held in connection with a letter of credit or some other type of credit support.

GO   --General Obligation
RB   --Revenue Bond
VRDN --Variable Rate Demand Note
Ser  --Series

The following organizations have provided underlying credit support for certain securities as defined in the Statement of Net Assets:

AMBAC--American Municipal Bond Assurance Company
BIG  --Bond Investors Guaranty
FGIC --Financial Guaranty Insurance Company
FSA  --Financial Security Assurance
MBIA --Municipal Bond Insurance Association


   The accompanying notes are an integral part of the financial statements.

MARQUIS FUNDS
GROWTH AND INCOME FUND

                            STATEMENT OF NET ASSETS
                               SEPTEMBER 30, 1994

                                                                       MARKET
                                                                        VALUE
                                                                SHARES  (000)
                                                                ------ -------
COMMON STOCK (42.7%)
Aerospace & Defense (1.0%)
 Litton Industries*............................................  2,800 $   104
 Loral.........................................................  8,300     327
 Martin Marietta...............................................  6,500     289
                                                                       -------
                                                                           720
                                                                       -------
Aircraft (1.5%)
 McDonnell Douglas.............................................  2,500     289
 Northrop......................................................  7,150     324
 Textron.......................................................  9,900     503
                                                                       -------
                                                                         1,116
                                                                       -------
Apparel/Textiles (0.5%)
 Vanity Fair...................................................  6,900     341
                                                                       -------
Automotive (1.0%)
 Chrysler......................................................  4,500     202
 Echlin........................................................ 10,050     306
 Ford Motor....................................................  6,500     180
                                                                       -------
                                                                           688
                                                                       -------
Banks (5.1%)
 Bank of New York.............................................. 10,900     323
 Barnett Banks.................................................  7,000     310
 Boatmen's Bancshares.......................................... 11,100     345
 First Bank System.............................................  9,600     347
 First Chicago.................................................  4,400     202
 First Interstate Bancorp......................................  4,200     341
 First Union...................................................  6,400     277
 Mellon Bank...................................................  4,500     253
 Nationsbank...................................................  5,400     265
 NBD Bancorp...................................................  9,800     281
 Norwest.......................................................  9,900     245
 Suntrust Banks................................................  5,700     278
 Wachovia......................................................  7,800     252
                                                                       -------
                                                                         3,719
                                                                       -------
Beauty Products (0.9%)
 Avon Products.................................................  5,400     322
 Colgate Palmolive.............................................  5,100     296
                                                                       -------
                                                                           618
                                                                       -------
Building & Construction (0.3%)
 Lennar........................................................ 13,100     200
                                                                       -------
Building & Construction Supplies (0.2%)
 Harsco........................................................  4,100     170
                                                                       -------

                                                                         MARKET
                                                                          VALUE
                                                                  SHARES  (000)
                                                                  ------ -------
Chemicals (0.4%)
 Air Products & Chemicals........................................  6,100 $   285
                                                                         -------
Communications Equipment (0.9%)
 Harris..........................................................  6,200     301
 Sprint..........................................................  9,800     374
                                                                         -------
                                                                             675
                                                                         -------
Computers & Services (0.7%)
 Compaq Computer*................................................  9,800     320
 Hewlett Packard.................................................  2,350     205
                                                                         -------
                                                                             525
                                                                         -------
Drugs (2.0%)
 Baxter International............................................ 11,600     326
 Bristol Myers Squibb............................................  4,600     264
 Johnson & Johnson...............................................  6,500     335
 Schering Plough.................................................  3,600     256
 Upjohn..........................................................  7,700     263
                                                                         -------
                                                                           1,444
                                                                         -------
Electrical Services (4.7%)
 American Electric Power......................................... 10,150     321
 Baltimore Gas & Electric........................................ 13,600     313
 Consolidated Edison of New York................................. 10,000     249
 Dominion Resources of Virginia..................................  7,300     272
 Duke Power......................................................  7,600     296
 General Public Utilities........................................ 10,000     248
 Northeast Utilities............................................. 10,700     235
 Oklahoma Gas & Electric.........................................  8,100     273
 Portland General................................................ 17,500     295
 PSI Holdings....................................................  4,800     107
 Public Service Enterprise Group................................. 11,250     295
 Scana...........................................................  6,500     288
 Southern........................................................ 13,500     251
                                                                         -------
                                                                           3,443
                                                                         -------
Entertainment (0.4%)
 Walt Disney.....................................................  6,900     268
                                                                         -------
Environmental Services (0.3%)
 WMX Technologies................................................  6,500     188
                                                                         -------
Financial Services (1.6%)
 American Express................................................ 11,600     352
 Beneficial......................................................  9,100     372
 FNMA............................................................  2,100     165
 Transamerica....................................................  5,700     286
                                                                         -------
                                                                           1,175
                                                                         -------

                                   Continued

MARQUIS FUNDS
GROWTH AND INCOME FUND

                       STATEMENT OF NET ASSETS, CONTINUED
                               SEPTEMBER 30, 1994

                                                                         MARKET
                                                                          VALUE
                                                                  SHARES  (000)
                                                                  ------ -------
COMMON STOCK, CONTINUED:
Food, Beverage & Tobacco (2.8%)
 American Brands.................................................  8,100 $   294
 Conagra.........................................................  8,700     274
 IBP.............................................................  8,500     278
 Philip Morris...................................................  5,400     330
 Unilever NV ADR.................................................  2,300     261
 UST.............................................................  8,700     249
 Whitman......................................................... 19,000     318
                                                                         -------
                                                                           2,004
                                                                         -------
Gas/Natural Gas (1.4%)
 Nicor........................................................... 10,800     262
 Pacific Enterprises.............................................  9,900     210
 Sonat...........................................................  9,800     308
 Williams........................................................  8,700     261
                                                                         -------
                                                                           1,041
                                                                         -------
Insurance (1.7%)
 Aflac...........................................................  9,000     307
 American General................................................ 11,200     304
 Saint Paul......................................................  7,300     297
 US Healthcare...................................................  6,300     293
                                                                         -------
                                                                           1,201
                                                                         -------
Machinery (1.9%)
 Briggs & Stratton...............................................  3,700     260
 Cummins Engine..................................................  7,100     280
 General Electric................................................  5,700     274
 General Signal..................................................  9,400     330
 Texas Instruments...............................................  3,700     253
                                                                         -------
                                                                           1,397
                                                                         -------
Marine Transportation (0.4%)
 Alexander & Baldwin............................................. 12,500     320
                                                                         -------
Measuring Devices (0.3%)
 Johnson Controls................................................  4,700     234
                                                                         -------
Medical Products & Services (0.4%)
 Columbia HCA Healthcare.........................................  6,200     270
                                                                         -------
Miscellaneous Business Services (0.4%)
 Safety Kleen.................................................... 15,800     257
                                                                         -------
Paper & Paper Products (1.0%)
 Bemis........................................................... 14,800     366
 Kimberly Clark..................................................  5,900     347
                                                                         -------
                                                                             713
                                                                         -------
Petroleum & Fuel Products (0.4%)
 Mapco...........................................................  4,600     258
                                                                         -------

                                                                         MARKET
                                                                          VALUE
                                                                  SHARES  (000)
                                                                  ------ -------
Petroleum Refining (1.9%)
 Amoco...........................................................  5,200 $   307
 Ashland Oil.....................................................  8,200     290
 Exxon...........................................................  2,600     150
 Mobil...........................................................  3,600     285
 Murphy Oil......................................................  7,000     305
                                                                         -------
                                                                           1,337
                                                                         -------
Printing & Publishing (0.3%)
 Wallace Computer Services.......................................  7,600     224
                                                                         -------
Professional Services (0.9%)
 FlightSafety International......................................  8,100     314
 Servicemaster LP................................................ 12,000     303
                                                                         -------
                                                                             617
                                                                         -------
Railroads (0.4%)
 Norfolk Southern................................................  5,050     314
                                                                         -------
Retail (3.2%)
 American Stores.................................................  8,900     225
 Brinker International*..........................................  9,100     218
 Dayton Hudson...................................................  3,800     291
 J C Penney......................................................  5,100     263
 May Department Stores...........................................  9,300     367
 Mercantile Stores...............................................  8,100     336
 Sears Roebuck...................................................  6,900     331
 Wendy's International........................................... 17,200     249
                                                                         -------
                                                                           2,280
                                                                         -------
Rubber & Plastic (1.6%)
 Bandag..........................................................  5,650     306
 Goodyear Tire & Rubber.......................................... 11,400     380
 Mark IV Industries..............................................  8,300     189
 Premark International...........................................  6,500     275
                                                                         -------
                                                                           1,150
                                                                         -------
Semi-Conductors/Instruments (0.4%)
 Linear Technology...............................................  6,500     288
                                                                         -------
Steel & Steel Works (0.4%)
 Worthington Industries.......................................... 14,300     307
                                                                         -------
Telephones & Telecommunication (0.5%)
 Ameritech.......................................................  5,000     201
 MCI Communications..............................................  7,400     190
                                                                         -------
                                                                             391
                                                                         -------
Wholesale (0.9%)
 Avnet...........................................................  9,150     336
 Computer Associates International...............................  7,000     312
                                                                         -------
                                                                             648
                                                                         -------
 Total Common Stock (Cost $30,778,104)...........................         30,826
                                                                         -------

                                   Continued

MARQUIS FUNDS
GROWTH AND INCOME FUND

                       STATEMENT OF NET ASSETS, CONTINUED
                               SEPTEMBER 30, 1994

                                                                   FACE  MARKET
                                                                  AMOUNT  VALUE
                                                                  (000)   (000)
                                                                  ------ -------
U. S. TREASURY OBLIGATIONS (31.0%)
 U.S. Treasury Bond
 7.125%, 02/15/23...............................................  $1,000 $   909
 U.S. Treasury Notes
 4.625%, 12/31/94...............................................   1,300   1,298
 4.125%, 05/31/95...............................................   1,300   1,287
 8.875%, 07/15/95...............................................   1,250   1,279
 7.250%, 11/15/96...............................................   2,250   2,275
 8.000%, 01/15/97...............................................     250     257
 6.750%, 05/31/97...............................................   2,000   1,995
 9.000%, 05/15/98...............................................   2,000   2,119
 9.250%, 08/15/98...............................................   2,000   2,139
 6.375%, 01/15/99...............................................   1,000     970
 7.000%, 04/15/99...............................................   3,000   2,973
 6.375%, 07/15/99...............................................   1,000     965
 8.000%, 08/15/99...............................................   2,000   2,062
 8.500%, 02/15/00...............................................     500     526
 5.750%, 08/15/03...............................................   1,500   1,322
                                                                         -------
 Total U. S. Treasury Obligations (Cost $23,862,286)............          22,376
                                                                         -------
GOVERNMENT MORTGAGE-BACKED OBLIGATIONS (16.2%)
 FHLMC
 7.000%, 04/01/00...............................................      29      29
 9.000%, 05/01/06...............................................     224     232
 9.000%, 08/01/09...............................................     592     604
 FHLMC CMO
 7.500%, 10/15/11...............................................       3       3
 9.000%, 04/15/20...............................................     659     676
 7.150%, 01/15/23...............................................   2,000   1,748
 FNMA
 7.000%, 09/01/07...............................................   1,938   1,857
 FNMA REMIC
 7.000%, 01/25/03...............................................   2,000   1,866
 9.150%, 08/25/03...............................................   1,208   1,230
 GNMA
 7.000%, 07/15/08...............................................     679     650
 13.500%, 05/15/11..............................................      23      27
 12.500%, 10/15/13..............................................       5       6
 12.000%, 03/15/14..............................................      57      64
 13.500%, 09/15/14..............................................      18      22
 9.000%, 12/15/16...............................................      99     101
 10.000%, 07/15/18..............................................     263     282
 10.000%, 03/15/19..............................................     217     233
 7.500%, 08/15/22...............................................     679     666
 7.000%, 04/15/24...............................................   1,507   1,369
                                                                         -------
 Total Government Mortgage-Backed Obligations
  (Cost $12,455,246)............................................          11,665
                                                                         -------

                                                                  FACE  MARKET
                                                                 AMOUNT  VALUE
                                                                 (000)   (000)
                                                                 ------ -------
U.S. GOVERNMENT AGENCY OBLIGATIONS (0.1%)
 FNMA
 8.150%, 08/12/96..............................................  $  100 $   103
                                                                        -------
 Total U.S. Government Agency Obligations
  (Cost $106,705)..............................................             103
                                                                        -------
CORPORATE OBLIGATIONS (1.4%)
 Ford Motor Credit
 5.600%, 07/14/95..............................................   1,000     995
                                                                        -------
 Total Corporate Obligations (Cost $1,009,057).................             995
                                                                        -------
CASH EQUIVALENTS (4.7%)
 SEI Equity Index Fund.........................................       6     100
 SEI Liquid Asset Trust Treasury Portfolio
 4.190%, 10/07/94..............................................   3,321   3,321
                                                                        -------
 Total Cash Equivalents (Cost $3,425,483)......................           3,421
                                                                        -------
REPURCHASE AGREEMENT (6.7%)
 UBS Securities 4.92%, dated 09/30/94, matures 10/03/94,
  repurchase price $4,868,283 (collateralized by various U.S.
  Treasury Notes, par value $4,375,000, 6.00%-7.125%, 09/30/99-
  10/15/99; Resolution Funding Corporation, par value $455,000,
  8.875%, 07/15/20; and $120,000 cash; market value:
  $4,964,000)..................................................           4,866
                                                                        -------
 Total Repurchase Agreement (Cost $4,866,288)..................           4,866
                                                                        -------
 Total Investments (102.8%) (Cost $76,503,169).................          74,252
                                                                        -------
OTHER ASSETS AND LIABILITIES (-2.8%)
Other Assets and Liabilities...................................          (2,005)
                                                                        -------
 Total Other Assets and Liabilities............................          (2,005)
                                                                        -------

                                   Continued

MARQUIS FUNDS
GROWTH AND INCOME FUND

                       STATEMENT OF NET ASSETS, CONCLUDED
                               SEPTEMBER 30, 1994

                                                                       MARKET
                                                                        VALUE
                                                                        (000)
                                                                   --- -------
NET ASSETS:
 Portfolio shares of Class A (unlimited authorization--no par value) based on 7,444,891 outstanding shares of beneficial
  interest........................................................     $74,172
 Portfolio shares of Class B (unlimited authorization--no par value) based on 90,067 outstanding shares of beneficial
  interest........................................................         893
 Undistributed net investment income..............................           5
 Accumulated net realized loss on investment......................        (572)
 Net unrealized depreciation on investment........................      (2,251)
                                                                       -------
 Total Net Assets: (100.0%).......................................     $72,247
                                                                       =======
 Net Asset Value and Redemption Price Per Share--Class A..........     $  9.59
                                                                       =======
 Maximum Offering Price Per Share--Class A (9.59/96.50%)..........     $  9.94
                                                                       =======
 Net Asset Value, Offering Price Per Share--Class B...............     $  9.64
                                                                       =======

------------
*Non-income producing security
ADR   --American Depository Receipt
GNMA  --Government National Mortgage Association
FHLMC --Federal Home Loan Mortgage Corporation
FNMA  --Federal National Mortgage Association
CMO   --Collateralized Mortgage Obligation
REMIC --Real Estate Mortgage Investment Conduit
LP    --Limited Partnership


    The accompanying notes are an integral part of the financial statements.

MARQUIS FUNDS
VALUE EQUITY FUND

                            STATEMENT OF NET ASSETS
                               SEPTEMBER 30, 1994

                                                                         MARKET
                                                                          VALUE
                                                                  SHARES  (000)
                                                                  ------ -------
COMMON STOCK (95.8%)
Aerospace & Defense (2.8%)
 Litton Industries*.............................................. 12,300 $   459
 Loral...........................................................  9,000     354
 Martin Marietta.................................................  8,700     387
                                                                         -------
                                                                           1,200
                                                                         -------
Aircraft (2.6%)
 McDonnell Douglas...............................................  2,900     335
 Northrop........................................................  9,500     429
 Textron.........................................................  6,400     326
                                                                         -------
                                                                           1,090
                                                                         -------
Apparel/Textiles (0.9%)
 Vanity Fair.....................................................  7,400     365
                                                                         -------
Automotive (2.5%)
 Chrysler........................................................  6,000     269
 Echlin.......................................................... 13,400     408
 Ford Motor...................................................... 13,200     366
                                                                         -------
                                                                           1,043
                                                                         -------
Banks (10.9%)
 Bank of New York................................................ 13,000     385
 Barnett Banks...................................................  9,300     412
 Boatmen's Bancshares............................................ 11,400     354
 First Bank System............................................... 17,100     624
 First Chicago...................................................  8,700     399
 First Interstate Bancorp........................................  5,900     479
 First Union.....................................................  8,500     368
 Nationsbank.....................................................  7,300     358
 NBD Bancorp..................................................... 13,000     372
 Norwest......................................................... 13,100     324
 Suntrust Banks..................................................  4,200     205
 Wachovia........................................................ 10,300     332
                                                                         -------
                                                                           4,612
                                                                         -------
Beauty Products (1.6%)
 Avon Products...................................................  5,000     299
 Colgate Palmolive...............................................  6,600     383
                                                                         -------
                                                                             682
                                                                         -------
Building & Construction (0.6%)
 Lennar.......................................................... 17,300     264
                                                                         -------
Building & Construction Supplies (1.1%)
 Harsco.......................................................... 10,800     448
                                                                         -------
Chemicals (0.9%)
 Air Products And Chemicals......................................  8,000     374
                                                                         -------

                                                                         MARKET
                                                                          VALUE
                                                                  SHARES  (000)
                                                                  ------ -------
Communications Equipment (2.5%)
 Harris..........................................................  8,300 $   404
 Sprint.......................................................... 16,700     636
                                                                         -------
                                                                           1,040
                                                                         -------
Computers & Services (3.2%)
 Compaq Computer*................................................ 12,000     392
 Hewlett Packard.................................................  4,600     401
 Computer Associates International............................... 13,000     578
                                                                         -------
                                                                           1,371
                                                                         -------
Drugs (4.6%)
 Baxter International............................................ 15,900     447
 Bristol Myers Squibb............................................  6,400     367
 Johnson & Johnson...............................................  8,200     423
 Schering Plough.................................................  4,700     334
 Upjohn.......................................................... 11,100     379
                                                                         -------
                                                                           1,950
                                                                         -------
Electrical Services (9.4%)
 American Electric Power......................................... 13,000     406
 Baltimore Gas & Electric........................................ 15,900     366
 Consolidated Edison of New York................................. 12,300     306
 Dominion Resources of Virginia..................................  9,200     343
 Duke Power......................................................  8,900     347
 General Public Utilities........................................  9,200     228
 Northeast Utilities............................................. 14,800     326
 Oklahoma Gas & Electric......................................... 10,000     338
 Portland General................................................ 15,900     268
 Public Service Enterprise Group................................. 15,000     394
 Scana...........................................................  7,700     342
 Southern........................................................ 17,200     320
                                                                         -------
                                                                           3,984
                                                                         -------
Entertainment (0.8%)
 Walt Disney.....................................................  8,900     346
                                                                         -------
Environmental Services (0.6%)
 WMX Technologies................................................  9,000     260
                                                                         -------
Financial Services (3.9%)
 American Express................................................ 14,000     425
 Beneficial......................................................  9,600     391
 FNMA............................................................  4,500     354
 Franlin Resources...............................................  4,000     150
 Transamerica....................................................  6,600     332
                                                                         -------
                                                                           1,652
                                                                         -------

                                   Continued

MARQUIS FUNDS
VALUE EQUITY FUND

                       STATEMENT OF NET ASSETS, CONTINUED
                               SEPTEMBER 30, 1994

                                                                         MARKET
                                                                          VALUE
                                                                  SHARES  (000)
                                                                  ------ -------
COMMON STOCK, CONTINUED
Food, Beverage & Tobacco (6.8%)
 American Brands................................................. 10,300 $   373
 Conagra......................................................... 10,000     315
 Dean Foods...................................................... 12,000     363
 IBP............................................................. 11,200     367
 Philip Morris...................................................  7,300     446
 Unilever NV ADR.................................................  3,000     340
 UST............................................................. 11,600     332
 Whitman......................................................... 20,450     343
                                                                         -------
                                                                           2,879
                                                                         -------
Gas/Natural Gas (3.6%)
 Nicor........................................................... 14,700     356
 Pacific Enterprises............................................. 15,600     332
 Sonat........................................................... 10,900     342
 Williams........................................................ 16,600     498
                                                                         -------
                                                                           1,528
                                                                         -------
Insurance (3.8%)
 Aflac........................................................... 12,500     427
 American General................................................ 14,800     401
 Saint Paul......................................................  9,600     390
 US Healthcare...................................................  8,100     377
                                                                         -------
                                                                           1,595
                                                                         -------
Machinery (3.5%)
 Briggs & Stratton...............................................  4,600     323
 Cummins Engine..................................................  8,400     331
 General Signal.................................................. 12,300     432
 Texas Instruments...............................................  5,800     397
                                                                         -------
                                                                           1,483
                                                                         -------
Marine Transportation (1.0%)
 Alexander & Baldwin............................................. 16,600     424
                                                                         -------
Measuring Devices (0.9%)
 Johnson Controls................................................  7,800     388
                                                                         -------
Medical Products & Services (0.9%)
 Columbia HCA Healthcare.........................................  8,300     361
                                                                         -------
Miscellaneous Business Services (0.8%)
 Safety Kleen.................................................... 20,900     340
                                                                         -------
Paper & Paper Products (2.1%)
 Bemis........................................................... 18,100     448
 Kimberly Clark..................................................  7,300     429
                                                                         -------
                                                                             877
                                                                         -------

                                                                         MARKET
                                                                          VALUE
                                                                  SHARES  (000)
                                                                  ------ -------
Petroleum & Fuel Products (0.8%)
 Mapco...........................................................  6,200 $   347
                                                                         -------
Petroleum Refining (4.0%)
 Amoco...........................................................  7,000     415
 Ashland Oil..................................................... 11,300     400
 Exxon...........................................................  3,600     207
 Mobil...........................................................  4,800     380
 Murphy Oil......................................................  6,800     296
                                                                         -------
                                                                           1,698
                                                                         -------
Printing & Publishing (0.7%)
 Wallace Computer Services....................................... 10,600     313
                                                                         -------
Professional Services (1.8%)
 FlightSafety International...................................... 10,700     414
 Servicemaster LP................................................ 14,000     354
                                                                         -------
                                                                             768
                                                                         -------
Railroads (1.0%)
 Norfolk Southern................................................  6,700     417
                                                                         -------
Retail (6.9%)
 American Stores................................................. 14,000     354
 Brinker International*.......................................... 10,800     259
 Dayton Hudson...................................................  5,200     398
 J C Penney......................................................  7,100     367
 May Department Stores...........................................  7,800     307
 Mercantile Stores............................................... 10,400     430
 Sears Roebuck...................................................  8,500     408
 Wendy's International........................................... 27,000     392
                                                                         -------
                                                                           2,915
                                                                         -------
Rubber & Plastic (3.8%)
 Bandag..........................................................  7,700     417
 Goodyear Tire & Rubber..........................................  8,900     297
 Mark IV Industries.............................................. 21,000     477
 Premark International........................................... 10,000     423
                                                                         -------
                                                                           1,614
                                                                         -------
Semi-Conductors/Instruments (0.9%)
 Linear Technology...............................................  9,000     399
                                                                         -------
Steel & Steel Works (1.0%)
 Worthington Industries.......................................... 19,000     409
                                                                         -------
Telephones & Telecommunication (1.7%)
 Ameritech....................................................... 10,000     402
 MCI Communications.............................................. 12,600     323
                                                                         -------
                                                                             725
                                                                         -------

                                   Continued

MARQUIS FUNDS
VALUE EQUITY FUND

                       STATEMENT OF NET ASSETS, CONCLUDED
                               SEPTEMBER 30, 1994

                                                                 SHARES/
                                                                  FACE   MARKET
                                                                 AMOUNT   VALUE
                                                                  (000)   (000)
                                                                 ------- -------
COMMON STOCK, CONCLUDED
Wholesale (0.9%)
 Avnet.........................................................  10,000  $   368
                                                                         -------
 Total Common Stock
  (Cost $40,702,717)...........................................           40,529
                                                                         -------
CASH EQUIVALENTS (3.2%)
 SEI Equity Index Fund.........................................    $ 32      500
 SEI Liquid Asset Trust Treasury Portfolio
 4.190%, 10/07/94..............................................     837      837
                                                                         -------
 Total Cash Equivalents
  (Cost $1,337,335)............................................            1,337
                                                                         -------
 Total Investments (99.0%)
  (Cost $42,040,052)...........................................           41,866
                                                                         -------
OTHER ASSETS AND LIABILITIES (1.0%)
Other Assets and Liabilities, Net..............................              445
                                                                         -------
 Total Other Assets and Liabilities............................              445
                                                                         -------

                                                                       MARKET
                                                                        VALUE
                                                                        (000)
                                                                       -------
NET ASSETS:
 Portfolio shares of Class A (unlimited authorization--no par value) based on 4,343,679 outstanding shares of beneficial
  interest....................................................         $43,286
 Portfolio shares of Class B (unlimited authorization--no par value) based on 40,069 outstanding shares of beneficial
  interest....................................................             388
 Distributions in excess of net investment income.............              (1)
 Accumulated net realized loss on investments.................          (1,188)
 Net unrealized depreciation on investments...................            (174)
                                                                       -------
 Total Net Assets: (100.0%)...................................         $42,311
                                                                       =======
 Net Asset Value and Redemption Price per Share--Class A......         $  9.65
                                                                       =======
 Maximum Offering Price Per Share--Class A (9.65/96.50%)......         $ 10.00
                                                                       =======
 Net Asset Value, Offering Price Per Share--Class B...........         $  9.70
                                                                       =======

------------
* Non-income producing security
ADR  --American Depository Receipt
FNMA --Federal National Mortgage Association
LP   --Limited Partnership


    The accompanying notes are an integral part of the financial statements.

MARQUIS FUNDS

                            STATEMENTS OF OPERATIONS
                    FOR THE PERIOD ENDED SEPTEMBER 30, 1994

                            TREASURY
                           SECURITIES  GOVERNMENT LOUISIANA  GROWTH AND   VALUE
                          MONEY MARKET SECURITIES  TAX-FREE    INCOME     EQUITY
                           PORTFOLIO   PORTFOLIO  PORTFOLIO  PORTFOLIO  PORTFOLIO
                          ------------ ---------- ---------- ---------- ----------
                            10/1/93     10/1/93    10/1/93    10/1/93    10/1/93
                           TO 9/30/94  TO 9/30/94 TO 9/30/94 TO 9/30/94 TO 9/30/94
                             (000)       (000)      (000)      (000)      (000)
                          ------------ ---------- ---------- ---------- ----------
Investment Income:
 Interest Income........    $19,152     $ 5,256     $ 265     $ 1,893    $    36
 Dividend Income........        --          --        --          781      1,102
                            -------     -------     -----     -------    -------
 Total Investment
  Income................     19,152       5,256       265       2,674      1,138
                            -------     -------     -----     -------    -------
Expenses:
 Administration Fees....      1,041         205        11         132         80
 Waiver of
  Administration Fees...        --          --        (11)        --         --
 Investment Advisory
  Fees..................      1,562         564        19         490        296
 Waiver of Investment
  Advisory Fees.........       (522)       (202)      (19)       (192)      (109)
 Contribution by
  Advisor...............        --          --        (29)        --         --
 Custodian/Transfer
  Agent Fees............        123          58        44          54         48
 Distribution Fees(1)...        153           1         3           4          1
 Distribution Fee
  Waiver(1).............        (98)        --        --          --         --
 Professional Fees......         72          17         4          16          7
 Registration Fees......        212          43         7          32         20
 Trustee Fees...........         13           3         1           3          1
 Printing Expense.......         47          11         2          10          5
 Amortization of
  Deferred Organization
  Costs.................         22           5         1           5          2
 Insurance and Other
  Fees..................         33          13         6          13         10
                            -------     -------     -----     -------    -------
 Total Expenses.........      2,658         718        39         567        361
                            -------     -------     -----     -------    -------
  Net Investment Income.     16,494       4,538       226       2,107        777
                            -------     -------     -----     -------    -------
 Net Realized Loss on
  Securities Sold.......        --         (615)      (32)       (572)    (1,188)
 Change in Unrealized
  Depreciation on
  Investment Securities.        --       (5,630)     (382)     (2,251)      (174)
                            -------     -------     -----     -------    -------
Net Realized and
 Unrealized Loss on
 Investments............        --       (6,245)     (414)     (2,823)    (1,362)
                            -------     -------     -----     -------    -------
Increase (Decrease) in
 Net Assets Resulting
 from Operations........    $16,494     $(1,707)    $(188)    $  (716)   $  (585)
                            =======     =======     =====     =======    =======

------------
(1) All distribution fees and waivers are incurred at the Retail Class level for Treasury Securities Money Market and the Class B level for the non-dollar funds.


    The accompanying notes are an integral part of the financial statements.

MARQUIS FUNDS

                      STATEMENTS OF CHANGES IN NET ASSETS
                    FOR THE PERIOD ENDED SEPTEMBER 30, 1994

                            TREASURY
                           SECURITIES   GOVERNMENT LOUISIANA  GROWTH AND   VALUE
                          MONEY MARKET  SECURITIES  TAX-FREE    INCOME     EQUITY
                           PORTFOLIO    PORTFOLIO  PORTFOLIO  PORTFOLIO  PORTFOLIO
                          ------------  ---------- ---------- ---------- ----------
                           10/1/93(1)   10/1/93(1) 10/1/93(1) 10/1/93(1) 10/1/93(1)
                           TO 9/30/94   TO 9/30/94 TO 9/30/94 TO 9/30/94 TO 9/30/94
                             (000)        (000)      (000)      (000)      (000)
                          ------------  ---------- ---------- ---------- ----------
INVESTMENT ACTIVITIES:
 Net Investment Income..  $    16,494    $  4,538   $   226    $ 2,107    $    777
 Net Realized Loss on
  Securities Sold.......          --         (615)      (32)      (572)     (1,188)
 Net Unrealized
  Depreciation of
  Investment Securities.          --       (5,630)     (382)    (2,251)       (174)
                          -----------    --------   -------    -------    --------
  Net Increase
   (Decrease) in Net
   Assets Resulting from
   Investment
   Activities...........       16,494      (1,707)     (188)      (716)       (585)
                          -----------    --------   -------    -------    --------
DISTRIBUTIONS TO
 SHAREHOLDERS
 Income Distribution
  Class A (2)...........      (14,494)     (4,520)     (212)    (2,088)       (776)
 Income Distribution
  Class B (3)...........       (2,000)         (4)      (13)       (14)         (2)
                          -----------    --------   -------    -------    --------
  Total Distribution....      (16,494)     (4,524)     (225)    (2,102)       (778)
                          -----------    --------   -------    -------    --------
SHARE TRANSACTIONS:
 Class A (2):
 Shares Issued..........    1,742,355     136,743     9,735     76,453      54,146
 Shares Issued in Lieu
  of Cash Distribution..            3       3,255        40      2,032         558
 Shares Redeemed........   (1,338,580)    (36,212)   (2,427)    (4,313)    (11,418)
                          -----------    --------   -------    -------    --------
  Total Class A Share
   Transactions.........      403,778     103,786     7,348     74,172      43,286
                          -----------    --------   -------    -------    --------
 Class B (3):
 Shares Issued..........      254,104         150       628        903         444
 Shares Issued in Lieu
  of Cash Distribution..        1,999           4         9         13           2
 Shares Redeemed........     (169,255)        --        --         (23)       (58)
                          -----------    --------   -------    -------    --------
  Total Class B Share
   Transactions.........       86,848         154       637        893         388
                          -----------    --------   -------    -------    --------
 Increase in Net Assets
  from Shareholder
  Transactions..........      490,626     103,940     7,985     75,065      43,674
                          -----------    --------   -------    -------    --------
  Total Increase in Net
   Assets...............      490,626      97,709     7,572     72,247      42,311
                          -----------    --------   -------    -------    --------
NET ASSETS:
 Beginning of Period....          --          --        --         --          --
 End of Period..........  $   490,626    $ 97,709   $ 7,572    $72,247    $ 42,311
                          ===========    ========   =======    =======    ========
SHARES ISSUED AND
 REDEEMED:
 Class A (2):
 Issued.................    1,742,355      13,755       994      7,676       5,462
 Issued in Lieu of Cash
  Distribution..........            3         337         4        211          58
 Redeemed...............   (1,338,580)     (3,726)     (255)      (442)     (1,176)
                          -----------    --------   -------    -------    --------
  Total Class A Share
   Transactions.........      403,778      10,366       743      7,445       4,344
                          -----------    --------   -------    -------    --------
 Class B (3):
 Issued.................      254,104          15        63         91          46
 Issued in Lieu of Cash
  Distribution..........        1,999         --          1          1         --
 Redeemed...............     (169,255)        --        --          (2)         (6)
                          -----------    --------   -------    -------    --------
  Total Class B Share
   Transactions.........       86,848          15        64         90          40
                          -----------    --------   -------    -------    --------
 Net Increase in Share
  Transactions..........      490,626      10,381       807      7,535       4,384
                          ===========    ========   =======    =======    ========

------------
(1) Commencement of operations.
(2) Institutional Class for Treasury Securities Money Market.
(3) Retail Class for Treasury Securities Money Market.


    The accompanying notes are an integral part of the financial statements.

MARQUIS FUNDS

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD ENDED SEPTEMBER 30,

                                 REALIZED                                                                      RATIO OF
                                    AND                                                                        EXPENSES
           NET ASSET            UNREALIZED  DISTRIBUTIONS NET ASSET          NET ASSETS  RATIO OF   RATIO OF  TO AVERAGE
             VALUE      NET      GAINS OR     FROM NET      VALUE              END OF    EXPENSES  NET INCOME NET ASSETS
           BEGINNING INVESTMENT (LOSSES) ON  INVESTMENT    END OF    TOTAL     PERIOD   TO AVERAGE TO AVERAGE (EXCLUDING
           OF PERIOD   INCOME   INVESTMENTS    INCOME      PERIOD   RETURN     (000)    NET ASSETS NET ASSETS  WAIVERS)
           --------- ---------- ----------- ------------- --------- -------  ---------- ---------- ---------- ----------
 TREASURY SECURITIES MONEY MARKET FUND INSTITUTIONAL CLASS
 1994       $ 1.00      0.03        0.00        (0.03)      $1.00    3.22 %+  $403,778     0.50%      3.15%      0.60%
 TREASURY SECURITIES MONEY MARKET FUND RETAIL CLASS
 1994(1)    $ 1.00      0.03        0.00        (0.03)      $1.00    3.15 %+  $ 86,848     0.59%*     3.27%*     0.83%*
 GOVERNMENT SECURITIES FUND CLASS A
 1994       $10.00      0.43       (0.59)       (0.43)      $9.41   (1.66)%+  $ 97,562     0.70%      4.43%      0.90%
 GOVERNMENT SECURITIES FUND CLASS B
 1994(2)    $10.04      0.31       (0.58)       (0.31)      $9.46   (2.84)%+  $    147     1.45%*     3.88%*     1.69%*
 LOUISIANA TAX-FREE INCOME FUND CLASS A
 1994       $10.00      0.36       (0.62)       (0.36)      $9.38   (2.68)%+  $  6,971     0.65%      4.10%      1.72%
 LOUISIANA TAX-FREE INCOME FUND CLASS B
 1994(3)    $ 9.87      0.27       (0.48)       (0.27)      $9.39   (2.58)%+  $    601     1.40%*     3.35%*     2.47%*
 GROWTH AND INCOME FUND CLASS A
 1994       $10.00      0.31       (0.41)       (0.31)      $9.59   (1.02)%+  $ 71,379     0.85%      3.18%      1.14%
 GROWTH AND INCOME FUND CLASS B
 1994(2)    $10.03      0.18       (0.39)       (0.18)      $9.64   (2.24)%+  $    868     1.60%*     2.55%*     1.94%*
 VALUE EQUITY FUND CLASS A
 1994       $10.00      0.18       (0.35)       (0.18)      $9.65   (1.64)%+  $ 41,922     0.90%      1.95%      1.17%
 VALUE EQUITY FUND CLASS B
 1994(2)    $ 9.95      0.08       (0.25)       (0.08)      $9.70   (1.82)%+  $    389     1.65%*     1.30%*     1.93%*
            RATIO OF
           NET INCOME
           TO AVERAGE
           NET ASSETS PORTFOLIO
           (EXCLUDING TURNOVER
            WAIVERS)    RATE
           ---------- ---------
 TREASURY SECURITIES MONEY MARKET FUND INSTITUTIONAL CLASS
 1994         3.05%       N/A
 TREASURY SECURITIES MONEY MARKET FUND RETAIL CLASS
 1994(1)      3.03%*      N/A
 GOVERNMENT SECURITIES FUND CLASS A
 1994         4.23%     37.80%
 GOVERNMENT SECURITIES FUND CLASS B
 1994(2)      3.64%*    37.80%
 LOUISIANA TAX-FREE INCOME FUND CLASS A
 1994         3.03%     30.31%
 LOUISIANA TAX-FREE INCOME FUND CLASS B
 1994(3)      2.28%*    30.31%
 GROWTH AND INCOME FUND CLASS A
 1994         2.89%     64.09%
 GROWTH AND INCOME FUND CLASS B
 1994(2)      2.21%*    64.09%
 VALUE EQUITY FUND CLASS A
 1994         1.68%    161.42%
 VALUE EQUITY FUND CLASS B
 1994(2)      1.02%*   161.42%

------------
+ Returns, excluding sales charges, are for the period indicated and have been annualized.
*   Annualized.
(1) Commenced operations on October 19, 1993.
(2) Commenced operations on October 22, 1993.
(3) Commenced operations on November 22, 1993.


    The accompanying notes are an integral part of the financial statements.

MARQUIS FUNDS

                         NOTES TO FINANCIAL STATEMENTS
                               SEPTEMBER 30, 1994

1. ORGANIZATION:

The Marquis Funds (the "Trust") was organized as a Massachusetts business trust under a Declaration of Trust dated June 29, 1993. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management company with five portfolios: Treasury Securities Money Market Fund (the "Money Market Fund"), the Government Securities Fund, Louisiana Tax-Free Income Fund, Growth and Income Fund, and Value Equity Fund (the "Non-Dollar Funds"). The assets of each Fund are segregated, and a shareholder's interest is limited to the Fund in which shares are held. The Trust is registered to offer the following classes of shares: Institutional, Retail, and the Cash Sweep in the Money Market Fund, and Class A and Class B in the Non-Dollar Funds. The Cash Sweep Class of the Money Market Fund has not commenced operations as of September 30, 1994.

2. SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of the significant accounting policies followed by the Portfolios.

  Securities Valuation--Investments in equity securities which are traded on a national securities exchange (or reported on the NASDAQ national market system) are stated at the last quoted sales price if readily available for such equity securities on each business day; other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. Debt obligations exceeding sixty days to maturity for which market quotations are readily available are valued at the most recently quoted bid price. Debt obligations with sixty days or less remaining until maturity may be valued at their amortized cost. Restricted and illiquid securities for which quotations are not readily available are valued at fair value using methods determined in good faith as approved by the Board of Trustees.

  Federal Income Taxes--It is each Portfolio's intention to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of the Internal Revenue Code of 1986, as amended. Accordingly, no provision for Federal income taxes is required in the accompanying financial statements.

  Security Transactions and Related Income--Security transactions are accounted for on the date the security is purchased or sold (trade date). Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis. Costs used in determining realized gains and losses on the sales of investment securities are those of the specific securities sold adjusted for the accretion and amortization of purchase discounts and premiums during the respective holding period. Purchase discounts and premiums on securities held by the Non-Dollar Funds are accreted and amortized to maturity using the scientific interest method, which approximates the effective interest method.


                                   Continued

MARQUIS FUNDS

                               SEPTEMBER 30, 1994


  Repurchase Agreements--Securities pledged as collateral for repurchase agreements are held by the custodian bank until the respective agreements mature. Provisions of the repurchase agreements ensure that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default of the counterparty. The Portfolios also invest in tri-party repurchase agreements. Securities held as collateral for tri-party repurchase agreements are maintained in a segregated account by the broker's custodian bank until maturity of the repurchase agreement. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Portfolios may be delayed or limited.

  Net Asset Value Per Share--The net asset value per share of each Portfolio is calculated on each business day. In general, it is computed by dividing the assets of each Portfolio, less its liabilities, by the number of outstanding shares of the Portfolio.

  Classes--Class specific expenses are borne by that class. Income, expenses, and realized and unrealized gains/losses are allocated to the respective classes on the basis of relative daily net assets.

  Other--Distributions from net investment income are declared and paid quarterly for the Growth and Income Fund and the Value Equity Fund. Distributions from net investment income are declared daily and paid monthly for the Treasury Securities Money Market Fund, Government Securities Fund and Louisiana Tax-Free Income Fund. Any net realized capital gains are declared and distributed to shareholders at least annually.

3. INVESTMENT ADVISORY, ADMINISTRATIVE, AND DISTRIBUTION AGREEMENTS:

First National Bank of Commerce in New Orleans (the "Adviser") serves as investment adviser to each Portfolio pursuant to an investment advisory agreement (the "Advisory Agreement") with the Trust. For its services, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate based on the average daily net assets of each Portfolio as follows:
Treasury Securities Money Market Fund--.30%, Government Securities Fund--.55%, Louisiana Tax-Free Income Fund--.35%, Growth and Income Fund--.74%, and Value Equity Fund--.74%. The adviser has voluntarily agreed to waive a portion of their fee so that expenses of each Portfolio will not exceed certain annual expense limitations.

The Trust and SEI Financial Management Corporation (the "Administrator") have entered into an Administration Agreement. Under terms of the Administration Agreement, the Administrator is entitled to a fee calculated daily and paid monthly at an annual rate of .20% of the average daily net assets of the Portfolios. The Administrator has voluntarily agreed to waive a portion of their fee on the Louisiana Tax-Free Income Fund.


                                   Continued

MARQUIS FUNDS

                               SEPTEMBER 30, 1994


The Trust and SEI Financial Services Company (the "Distributor") have entered into a Distribution Agreement. As provided in the Distribution Agreement the Trust will pay a fee, at an annual rate of .25% of the average daily net assets of the Retail class of Treasury Securities Money Market Fund and .75% of the Class B shares of the Non-Dollar Funds to the Distributor as compensation of its services.

The Class A shares of the Non-Dollar Funds are subject to a maximum sales load of 3.50%.

There is a contingent deferred sales charge on the Class B shares of the Non-Dollar Funds which varies depending on the number of years from time of payment for the purchase of shares until the time of redemption of such shares (the "holding period"). Solely for the purpose of determining the number of years from the time of any payment for the purchase of shares, all payments during the month are aggregated and deemed to have been made on the first day of the month.

                        CONTINGENT DEFERRED SALES
               YEARS     CHARGE AS A PERCENTAGE
               SINCE        OF DOLLAR AMOUNT
             PURCHASE       SUBJECT TO CHARGE
             --------   -------------------------
              First               3.50%
              Second              2.75%
              Third               2.00%
              Fourth              1.25%
              Fifth               0.50%
              Sixth                None

4. ORGANIZATIONAL COSTS AND TRANSACTIONS WITH AFFILIATES:

Organizational costs have been capitalized by the Portfolios and are being amortized over sixty months commencing with operations. In the event any of the initial shares of the Portfolios are redeemed by any holder thereof during the period that the Portfolios are amortizing its organizational costs, the redemption proceeds payable to the holder thereof by the Portfolios will be reduced by the unamortized organizational costs in the same ratio as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of redemption. These costs include legal fees of approximately $54,278 for organizational work performed by a law firm of which an officer of the Portfolio is a partner.


                                   Continued

MARQUIS FUNDS

                               SEPTEMBER 30, 1994


5. INVESTMENT TRANSACTIONS--The cost of security purchases and the proceeds from the sale of securities, other than temporary cash investments, for the period ended September 30, 1994 were as follows:

                                                      LOUISIANA GROWTH
                                           GOVERNMENT TAX-FREE    AND    VALUE
                                           SECURITIES  INCOME   INCOME   EQUITY
                                              FUND      FUND     FUND     FUND
                                             (000)      (000)    (000)   (000)
                                           ---------- --------- ------- --------
PURCHASES:
 U.S. Gov't...............................  $122,267   $    0   $43,458 $      0
 Other....................................    14,577    8,881     4,290  108,079
SALES:
 U.S. Gov't...............................  $ 32,576   $    0   $ 6,331 $      0
 Other....................................     2,510    1,738     3,270   65,662

On September 30, 1994, the total cost of securities and the net realized gains or losses on securities sold for Federal income tax purposes was not materially different from amounts reported for financial reporting purposes. The aggregate gross unrealized appreciation and depreciation on securities at September 30, 1994, for each Non-Dollar Fund is as follows:


                                                    LOUISIANA GROWTH
                                         GOVERNMENT TAX-FREE     &      VALUE
                                         SECURITIES  INCOME   INCOME   EQUITY
                                            FUND      FUND     FUND     FUND
                                           (000)      (000)    (000)    (000)
                                         ---------- --------- -------  -------
Aggregate Gross Unrealized Gain.........  $     2     $   6   $ 1,299  $ 1,642
Aggregate Gross Unrealized Loss.........   (5,632)     (388)   (3,550)  (1,816)
                                          -------     -----   -------  -------
Net Unrealized Loss.....................  $(5,630)    $(382)  $(2,251) $  (174)
                                          =======     =====   =======  =======

6. CONCENTRATION OF CREDIT RISK

The Treasury Securities Money Market Fund invests primarily in a portfolio of money market instruments maturing in one year or less whose ratings are within the highest ratings category assigned by a nationally recognized statistical rating agency or, if not rated, are believed to be of comparable quality. The ability of the issuers of the securities held by a Portfolio to meet their obligations may be affected by economic developments in a specific industry, state or region. The Government Securities and Growth and Income Funds invest in debt instruments.

The Louisiana Tax-Free Income Fund is more susceptible to factors adversely affecting issuers of Louisiana Municipal Securities than a comparable municipal bond fund that does not concentrate its investments in Louisiana Municipal Securities.


                                   Continued

MARQUIS FUNDS

                    NOTES TO FINANCIAL STATEMENTS, CONCLUDED
                               SEPTEMBER 30, 1994


The following table presents a summary of holdings in the Government Securities and Louisiana Tax-Free Income Funds as of September 30, 1994.

                                                                       LOUISIANA
                                                            GOVERNMENT TAX-FREE
                                                            SECURITIES  INCOME
                                                               FUND      FUND
                                                            ---------- ---------
U.S. Gov't Security........................................   84.02%
AAA........................................................    4.74%     78.02%
AA.........................................................    6.43%
A..........................................................    1.94%      4.51%
NOT RATED..................................................    2.87%     17.47%

Fund breakdowns are stated as a percentage of total investments. U.S. Government Securities represent obligations issued or guaranteed by the U.S. Government and its agencies or instrumentalities. Repurchase agreements are collateralized by U.S. Government Securities.


                                   Continued

STATEMENT OF NET ASSETS                                            MARQUIS FUNDS
--------------------------------------------------------------------------------

March 31, 1995                                                       (Unaudited)
--------------------------------------------------------------------------------
TREASURY SECURITIES
MONEY MARKET FUND
--------------------------------------------------------------------------------

                                                            Face
Description                                             Amount (000) Value (000)
--------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 12.9%
 U.S. Treasury Bills
  6.107%, 05/18/95                                           $25,000 $    24,807
  6.241%, 06/01/95                                            25,000      24,747
  5.984%, 07/27/95                                            35,000      34,341
                                                                     -----------
TOTAL U.S. TREASURY OBLIGATIONS
 (Cost $83,895,270)                                                       83,895
                                                                     -----------
REPURCHASE AGREEMENTS -- 87.4%
 Aubrey G. Lanston 6.200%, dated 03/31/95, matures
  04/03/95, repurchase price $30,015,000
  (collateralized by U.S. Treasury Note, par value
  $29,855,000, 7.500%, 01/01/97, market value:
  $30,616,000)                                                            30,000
 Fuji Bank 6.300%, dated 03/31/95, matures 04/03/95,
  repurchase price $30,016,000 (collateralized by
  various U.S. Treasury STRIPS, par value $43,311,000,
  0.000%, 02/15/99-05/15/01, market value:
  $30,607,000)                                                            30,000
 HSBC 6.250%, dated 03/31/95, matures 04/03/95,
  repurchase price $30,015,000 (collateralized by U.S.
  Treasury STRIPS, par value $34,060,000, 0.000%,
  11/15/96, market value: $30,616,000)                                    30,000
 J.P. Morgan 6.125%, dated 03/31/95, matures 04/03/95,
  repurchase price $155,078,000 (collateralized by
  various U.S. Treasury STRIPS, par value
  $354,331,000, 0.000%, 11/15/95-05/15/14, market
  value: $158,103,000)                                                   155,000

--------------------------------------------------------------------------------

Description                                                          Value (000)
--------------------------------------------------------------------------------
 Lehman Brothers 6.250%, dated 03/31/95, matures 04/03/95,
  repurchase price $30,015,000 (collateralized by various U.S.
  Treasury STRIPS, par value $145,800,000, 0.000%, 04/16/96-
  05/15/16, market value: $31,004,000)                                $ 30,000
 Merrill Lynch 6.000%, dated 03/31/95, matures 04/03/95,
  repurchase price $30,015,000 (collateralized by U.S. Treasury
  Note, par value $29,675,000, 7.500%, 12/31/96, market value:
  $30,618,000)                                                          30,000
 Morgan Stanley 5.980%, dated 03/31/95, matures 04/03/95,
  repurchase price $28,033,000 (collateralized by U.S. Treasury
  Note, par value $28,570,000, 4.250%, 11/30/95, market value:
  $28,600,000)                                                          28,019
 Nomura Securities 6.200%, dated 03/31/95, matures 04/03/95, repurchase price $27,976,000 (collateralized by various U.S.
  Treasury Obligations, par value $26,154,000, 5.500%-13.875%,
  12/21/95-02/15/20, market value: $28,521,000)                         27,962
 Prudential Securities 6.130%, dated 03/31/95, matures
  04/03/95, repurchase price $28,033,000 (collateralized by
  various U.S. Treasury Obligations, par value $43,014,000,
  0.000%-6.500%, 06/29/95-05/15/04, market value: $28,580,000)          28,019
 UBS Securities 6.170%, dated 03/31/95, matures 04/03/95,
  repurchase price $151,416,000 (collateralized by various U.S.
  Treasury Notes, par value $151,931,000, 5.500%-8.875%,
  03/31/97-02/15/98, market value: $154,370,000)                       151,339
 Wachovia 6.250%, dated 03/31/95, matures 04/03/95, repurchase price $30,015,000 (collateralized by U.S. Treasury Note, par value $31,245,000, 4.375%, 11/15/96, market value:
  $30,665,000)                                                          30,000
                                                                      --------
TOTAL REPURCHASE AGREEMENTS
 (Cost $570,339,058)                                                   570,339
                                                                      --------
TOTAL INVESTMENTS -- 100.3%
 (Cost $654,234,328)                                                   654,234
                                                                      --------

The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS/SCHEDULE OF INVESTMENTS
-------------------------------------------------------------------------------

March 31, 1995
-------------------------------------------------------------------------------

Description                                                        Value (000)
-------------------------------------------------------------------------------
OTHER ASSETS AND
 LIABILITIES -- (0.3%)
 Other Assets and Liabilities, Net                                 $    (2,048)
                                                                   -----------
NET ASSETS:
Portfolio shares of Institutional Class (unlimited
 authorization--no par value) based on 456,337,284
 outstanding shares of beneficial interest                             456,337
Portfolio shares of Retail Class (unlimited authorization--no par value) based on 195,838,169 outstanding shares of
 beneficial interest                                                   195,838
Accumulated net realized gain on investments                                11
                                                                   -----------
TOTAL NET ASSETS -- 100.0%                                         $   652,186
                                                                   ===========
NET ASSET VALUE, OFFERING, AND REDEMPTION PRICE PER
 SHARE -- INSTITUTIONAL CLASS                                            $1.00
                                                                   ===========
NET ASSET VALUE, OFFERING, AND REDEMPTION PRICE PER
 SHARE -- RETAIL CLASS                                                   $1.00
                                                                   ===========

--------------------------------------------------------------------------------
STRIPS -- Separate Trading of Registered Interest and Principal Securities

--------------------------------------------------------------------------------
GOVERNMENT SECURITIES FUND
--------------------------------------------------------------------------------

                                                            Face       Market
Description                                             Amount (000) Value (000)
--------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS --
  42.3%
 Treasury LINCS
  6.000%, 08/15/09                                      $      2,500 $     2,122
 U.S. Treasury Bond
  7.125%, 02/15/23                                             2,500       2,384
 U.S. Treasury Notes
  9.250%, 01/15/96                                               625         638
  8.875%, 02/15/96                                               500         510
  7.250%, 08/31/96                                             2,575       2,594
  8.500%, 04/15/97                                             2,250       2,321
  6.875%, 04/30/97                                             6,000       6,006
  8.500%, 07/15/97                                             1,500       1,550
  6.500%, 08/15/97                                            10,500      10,411
  8.625%, 08/15/97                                               750         778
  9.000%, 05/15/98                                             1,250       1,319
  5.125%, 06/30/98                                             2,500       2,365
  9.250%, 08/15/98                                             2,200       2,345
  7.875%, 11/15/99                                               750         773
  8.500%, 02/15/00                                             1,500       1,586
  8.750%, 08/15/00                                             2,250       2,413
  6.375%, 08/15/02                                             4,250       4,051
                                                                     -----------
TOTAL U.S. TREASURY OBLIGATIONS
 (Cost $45,981,435)                                                       44,166
                                                                     -----------
GOVERNMENT MORTGAGE-BACKED
 OBLIGATIONS -- 40.8%
 FHLMC
  7.000%, 04/01/00                                                68          69
  9.000%, 11/01/05                                             1,485       1,537
  9.000%, 05/01/06                                             2,233       2,310
  7.250%, 05/01/07                                                88          84
  9.000%, 08/01/09                                               835         843
  9.000%, 12/01/09                                             1,585       1,621
 FHLMC CMO
  7.500%, 11/15/01                                             3,975       3,960
  6.700%, 05/15/05                                             1,750       1,674
  7.000%, 09/15/07                                             3,250       3,071
  6.500%, 04/15/08                                             4,500       4,051
  7.750%, 01/15/20                                             3,500       3,518
  9.000%, 04/15/20                                             1,251       1,277
 FNMA
  8.500%, 03/01/98                                               198         203
  7.000%, 09/01/07                                             4,652       4,520
 FNMA REMIC
  9.150%, 08/25/03                                             1,056       1,076
  7.350%, 06/25/07                                             2,000       1,926
  6.250%, 10/25/22                                               124         117

The accompanying notes are an integral part of the financial statements.

                                                                   MARQUIS FUNDS
--------------------------------------------------------------------------------

                                                                     (Unaudited)
--------------------------------------------------------------------------------

                                                            Face       Market
Description                                             Amount (000) Value (000)
--------------------------------------------------------------------------------
 GNMA
  10.500%, 06/15/98                                     $         24 $        26
  10.500%, 09/15/98                                                4           4
   9.000%, 07/15/16                                              619         640
   9.000%, 09/15/16                                              541         559
   9.000%, 10/15/16                                              144         149
   9.000%, 11/15/16                                              367         379
   9.500%, 08/15/17                                              626         656
  10.000%, 04/15/19                                              251         270
  10.000%, 05/15/19                                               68          73
   9.500%, 12/15/19                                              666         698
   7.000%, 03/15/24                                            2,946       2,757
   7.000%, 04/15/24                                            2,628       2,460
   8.500%, 10/01/24                                            2,033       2,062
                                                                     -----------
TOTAL GOVERNMENT MORTGAGE-BACKED OBLIGATIONS
 (Cost $44,063,728)                                                       42,590
                                                                     -----------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 4.8%
 FNMA
  9.550%, 12/10/97                                               975       1,032
  9.150%, 04/10/98                                               975       1,027
  9.150%, 09/10/99                                               225         228
 TVA
  8.375%, 10/01/99                                             2,650       2,756
                                                                     -----------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
 (Cost $5,298,588)                                                         5,043
                                                                     -----------
CORPORATE OBLIGATIONS -- 4.2%
 Baxter International
  7.500%, 05/01/97                                             2,200       2,210
 Exxon Capital
  8.000%, 12/01/95                                             1,000       1,008
 Ford Capital BV
  9.000%, 08/15/98                                               750         784
 Patriot Shipping
  8.125%, 12/07/04                                               400         413
                                                                     -----------
TOTAL CORPORATE OBLIGATIONS
 (Cost $4,507,535)                                                         4,415
                                                                     -----------
CASH EQUIVALENTS -- 0.4%
 SEI Liquid Asset Trust
  Treasury Portfolio
  5.770%, 04/07/95                                               394         394
                                                                     -----------
TOTAL CASH EQUIVALENTS
 (Cost $394,151)                                                             394
                                                                     -----------

--------------------------------------------------------------------------------

                                                                       Market
Description                                                          Value (000)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 1.7%
 UBS Securities 6.170%, dated 03/31/95, matures 04/03/95,
  repurchase price $1,810,000 (collateralized by U.S. Treasury
  Note, par value $1,790,000, 7.250%, 11/30/96, market value:
  $1,848,000)                                                          $ 1,809
                                                                       -------
TOTAL REPURCHASE AGREEMENT
 (Cost $1,808,828)                                                       1,809
                                                                       -------
TOTAL INVESTMENTS -- 94.2%
 (Cost $102,054,265)                                                   $98,417
                                                                       =======

--------------------------------------------------------------------------------
CMO -- Collateralized Mortgage Obligation
FHLMC -- Federal Home Loan Mortgage Corporation
FNMA -- Federal National Mortgage Association
GNMA -- Government National Mortgage Association
LINCS -- Synthetic-Linked Coupon Securities
REMIC -- Real Estate Mortgage Investment Conduit
TVA -- Tennessee Valley Authority


The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS
-------------------------------------------------------------------------------

March 31, 1995
-------------------------------------------------------------------------------
LOUISIANA TAX-FREE
INCOME FUND
-------------------------------------------------------------------------------

                                                           Face       Market
Description                                            Amount (000) Value (000)
-------------------------------------------------------------------------------
MUNICIPAL BONDS -- 94.2%
 LOUISIANA -- 94.2%
  Alexandria, Utilities RB
   Ser B
  4.650%, 05/01/04                                         $150       $  143
  Alexandria, Utilities RB, (FGIC)
  4.500%, 05/01/96                                           25           25
  5.250%, 05/01/11                                          100           92
  Ascension Parish, Parish-Wide School District GO,
   (AMBAC)
  4.900%, 03/01/09                                          150          137
  Bossier City, Sales & Use Tax RB, Public Improvement
   Ser ST, (AMBAC)
  5.500%, 11/01/99                                          100          103
  East Baton Rouge, Mortgage Financing Authority RB
   Ser B
  5.300%, 10/01/14 (A)                                       95           84
  East Baton Rouge, Mortgage Financing Authority,
   Single Family Mortgage RB Ser B
  4.350%, 10/01/00 (A)                                       90           86
  East Baton Rouge Parish, Sales & Use Tax RB, Sewer
   Improvements Ser ST-A, (FGIC)
  4.800%, 02/01/09                                          340          294
  Greater New Orleans Expressway, Louisiana Expressway
   RB
  4.800%, 11/01/97                                           25           25
  Gretna, Refunding Sales Tax RB, (AMBAC)
  5.200%, 06/01/06                                          225          223
  Iberville School District District #5 GO, (FSA)
  5.750%, 10/01/03                                          250          257
  Jefferson Parish, Ad Valorem Property Tax Ser A GO,
   (FGIC)
  5.250%, 09/01/05                                          250          246

-------------------------------------------------------------------------------

                                                           Face       Market
Description                                            Amount (000) Value (000)
-------------------------------------------------------------------------------
  Jefferson Parish, Hospital Services District #1
   GO, (FGIC)
  5.100%, 01/01/05                                         $300       $  288
  Kenner, Sales Tax RB, (FGIC)
  5.750%, 06/01/06                                          100          102
  Lafayette, Public Improvement Sales Tax RB, (FGIC)
  4.625%, 05/01/05                                          300          275
  5.500%, 03/01/07                                          200          197
  Lafayette, Public Power Authority Electric RB,
   (AMBAC)
  5.000%, 11/01/06                                          250          232
  Lafayette, Utilities RB, (AMBAC)
  4.100%, 11/01/99                                          175          170
  4.700%, 11/01/04                                          125          119
  Mandeville, Water Utility Improvements, Ad Valorem
   Property Tax RB
  5.150%, 02/01/10                                          100           92
  Natchitoches Parish, School District #7 GO, (FSA)
  4.900%, 03/01/07                                          190          180
  New Orleans, Exhibit Hall Authority, Hotel Occupancy
   Tax RB, (AMBAC)
  5.125%, 01/15/96                                           50           50
  Offshore Terminal Authority RB, First Stage Ser B
  6.350%, 09/01/97                                           65           67
  5.850%, 09/01/00                                          100          103
  Public Facilities Authority RB, (FSA)
  4.400%, 10/01/00                                          120          113
  Public Facilities Authority RB, Alton Ochsner
   Medical Foundation Project Ser A, (MBIA)
  6.000%, 05/15/01                                          100          105
  Public Facilities Authority RB, Alton Ochsner
   Medical Foundation Project Ser B, (MBIA)
  6.000%, 05/15/17                                          100           97

The accompanying notes are an integral part of the financial statements.

                                                                  MARQUIS FUNDS
-------------------------------------------------------------------------------
                                                                    (Unaudited)
-------------------------------------------------------------------------------

                                                           Face       Market
Description                                            Amount (000) Value (000)
-------------------------------------------------------------------------------
  Public Facilities Authority RB, Jefferson Parish
   Eastbank Project, (FGIC)
  4.850%, 08/01/06                                         $250       $  235
  Public Facilities Authority RB, Tulane University
   Ser A-1, (FGIC)
  6.000%, 02/15/06                                          100          103
  Public Facilities Authority RB, Ser A, (FSA)
  5.100%, 03/01/01                                          250          248
  Saint James Parish GO, Unlimited Ad Valorem Property
   Tax
  4.800%, 03/01/05                                           85           81
  5.200%, 03/01/08                                           75           70
  Saint Tammany Parish, Sales & Use Tax RB, (FGIC)
  5.750%, 04/01/06                                          250          250
  Saint Tammany Parish GO, School District #12, (FGIC)
  6.500%, 03/01/05                                          200          210
  Shreveport, Public Improvements, Ad Valorem Property
   Tax RB
  4.750%, 12/01/09                                          200          178
  Slidell, Sales & Use Tax RB, Public Improvement Ser
   B
  5.200%, 10/01/05                                          100           97
  5.400%, 10/01/07                                          200          193
  State GO Series A, (MBIA)
  5.600%, 05/15/07                                          250          251
  5.700%, 05/15/08                                          250          251
  State University, Agricultural & Mechanical College
   RB, (FGIC)
  5.400%, 07/01/05                                          150          147
  5.500%, 07/01/06                                          250          246
  Unlimited GO Ser A, (MBIA)
  6.250%, 08/01/99                                          250          262
  5.100%, 08/01/01                                          250          248
  5.300%, 08/01/04                                          250          248
  Unlimited GO, (MBIA)
  4.750%, 08/01/99                                          115          113
  5.600%, 08/01/07                                          250          251
  5.600%, 08/01/08                                          250          249
                                                                      ------
                                                                       7,836
                                                                      ------
TOTAL MUNICIPAL BONDS
 (Cost $8,058,046)                                                     7,836
                                                                      ------

------------------------------------------------------------------------------

                                                          Face       Market
Description                                           Amount (000) Value (000)
------------------------------------------------------------------------------
CASH EQUIVALENTS -- 3.1%
 SEI Tax Exempt Trust--Institutional Tax Free
  Portfolio
  4.030%, 04/07/95                                        $223       $  223
 SEI Tax Exempt Trust --
  Tax Free Portfolio
  3.830%, 04/07/95                                          34           34
                                                                     ------
TOTAL CASH EQUIVALENTS
 (Cost $256,935)                                                        257
                                                                     ------
TOTAL INVESTMENTS -- 97.3%
 (Cost $8,314,981)                                                    8,093
                                                                     ------
OTHER ASSETS AND LIABILITIES -- 2.7%
 Other Assets and Liabilities, Net                                      226
                                                                     ------
NET ASSETS:
Portfolio shares of Class A (unlimited
 authorization -- no par value) based on 811,407
 outstanding shares of beneficial interest                            7,985
Portfolio shares of Class B (unlimited
 authorization -- no par value) based on 58,552
 outstanding shares of beneficial interest                              589
Accumulated net realized loss on investments                            (33)
Net unrealized depreciation on investments                             (222)
                                                                     ------
TOTAL NET ASSETS -- 100.0%                                           $8,319
                                                                     ======
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE --
  CLASS A                                                             $9.56
                                                                     ======
MAXIMUM OFFERING PRICE PER SHARE -- CLASS A
 (9.56/96.50%)                                                        $9.91
                                                                     ======
NET ASSET VALUE, OFFERING PRICE PER SHARE -- CLASS B                  $9.57
                                                                     ======

--------------------------------------------------------------------------------
GO -- General Obligation
RB -- Revenue Bond
Ser---Series

(A) Securities are held in connection with a letter of credit or some other type of credit support.

The following organizations have provided underlying credit support for certain securities as defined in the Statement of Net Assets:

AMBAC -- American Municipal Bond Assurance Company
FGIC -- Financial Guaranty Insurance Company
FSA -- Financial Security Assurance
MBIA -- Municipal Bond Insurance Association


The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

March 31, 1995
--------------------------------------------------------------------------------
GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

                                                                       Market
Description                                                   Shares Value (000)
--------------------------------------------------------------------------------
COMMON STOCK -- 49.4%
 AEROSPACE & DEFENSE -- 1.5%
  Lockheed Martin*                                             7,600   $   402
  Loral                                                        9,500       403
  Raytheon                                                     4,700       343
                                                                       -------
                                                                         1,148
                                                                       -------
 AIR TRANSPORTATION -- 0.5%
  Federal Express*                                             5,800       392
                                                                       -------
 AIRCRAFT -- 1.9%
  Allied Signal                                                8,300       326
  McDonnell Douglas                                            8,500       474
  Textron                                                     10,700       606
                                                                       -------
                                                                         1,406
                                                                       -------
 APPAREL/TEXTILES -- 0.6%
  V F                                                          7,900       420
                                                                       -------
 AUTOMOTIVE -- 2.9%
  Chrysler                                                     5,300       222
  Dana                                                        11,000       281
  Eaton                                                        6,900       374
  Echlin                                                      11,750       452
  Ford Motor                                                   7,900       213
  Paccar                                                       6,000       255
  Strattec Strategy*                                           1,580        18
  TRW                                                          4,800       331
                                                                       -------
                                                                         2,146
                                                                       -------
 BANKS -- 4.4%
  Bank of New York                                            12,400       408
  Barnett Banks                                                8,000       364
  First Bank System                                           11,000       443
  First Chicago                                                5,400       271
  First Interstate Bancorp                                     4,900       387
  Mellon Bank                                                  9,150       373
  NBD Bancorp                                                 11,100       361
  Suntrust Banks                                               6,300       337
  Wachovia                                                     9,100       323
                                                                       -------
                                                                         3,267
                                                                       -------
 BUILDING & CONSTRUCTION -- 0.3%
  Lennar                                                      15,300       247
                                                                       -------
 CHEMICALS -- 2.7%
  EI du Pont de Nemours                                        5,200       315
  Lubrizol                                                     9,900       349
  Nalco Chemical                                               9,600       323
  Olin                                                         5,400       290

--------------------------------------------------------------------------------

                                                                       Market
Description                                                   Shares Value (000)
--------------------------------------------------------------------------------
  Rhone Poulenc Rorer                                          8,800   $   382
  Union Carbide                                               11,800       361
                                                                       -------
                                                                         2,020
                                                                       -------
 COMPUTERS & SERVICES -- 2.4%
  Apple Computer                                               8,200       289
  Compaq Computer*                                            11,000       380
  Computer Associates International                            8,000       475
  Hewlett Packard                                                 50         6
  Sun Microsystems*                                           10,100       351
  Tandem Computers*                                           16,600       257
                                                                       -------
                                                                         1,758
                                                                       -------
 CONTAINERS & PACKAGING -- 0.5%
  Ball                                                        10,400       358
                                                                       -------
 DRUGS -- 0.9%
  Bristol Myers Squibb                                         5,300       334
  Upjohn                                                       9,200       329
                                                                       -------
                                                                           663
                                                                       -------
 ELECTRICAL SERVICES -- 5.8%
  Cinergy                                                      4,910       122
  Consolidated Edison of New York                             11,500       313
  Duke Power                                                   8,600       331
  Florida Progress                                            10,300       310
  General Public Utilities                                    11,300       329
  Hawaiian Electric Industries                                10,000       335
  New England Electric System                                 10,400       321
  Nipsco Industries                                           10,400       324
  Northeast Utilities                                         12,200       259
  Northern States Power                                        7,200       317
  Oklahoma Gas & Electric                                      9,400       322
  Public Service Enterprise Group                             13,050       357
  San Diego Gas & Electric                                    15,600       324
  SCE                                                         23,700       368
                                                                       -------
                                                                         4,332
                                                                       -------
 ELECTRICAL TECHNOLOGY -- 0.5%
  Texas Instruments                                            4,500       398
                                                                       -------
 ENVIRONMENTAL SERVICES -- 0.3%
  WMX Technologies                                             7,700       212
                                                                       -------
 FINANCIAL SERVICES -- 1.7%
  American Express                                            13,200       461
  Beneficial                                                  10,300       404
  Transamerica                                                 6,500       368
                                                                       -------
                                                                         1,233
                                                                       -------

The accompanying notes are an integral part of the financial statements.

                                                                   MARQUIS FUNDS
--------------------------------------------------------------------------------
                                                                     (Unaudited)
--------------------------------------------------------------------------------

                                                                       Market
Description                                                   Shares Value (000)
--------------------------------------------------------------------------------
 FOOD, BEVERAGE & TOBACCO -- 2.9%
  Campbell Soup                                                7,694   $   372
  IBP                                                          9,900       323
  Pepsico                                                      9,000       351
  Philip Morris                                                6,200       405
  Unilever NV ADR                                              2,700       354
  UST                                                         10,200       324
                                                                       -------
                                                                         2,129
                                                                       -------
 GAS/NATURAL GAS -- 1.2%
  Mapco                                                        5,400       301
  Pacific Enterprises                                         11,600       287
  Williams                                                    10,500       322
                                                                       -------
                                                                           910
                                                                       -------
 GLASS PRODUCTS -- 0.5%
  PPG Industries                                               8,900       336
                                                                       -------
 HOUSEHOLD FURNITURE &
  FIXTURES -- 0.5%
  Leggett & Platt                                              9,200       386
                                                                       -------
 HOUSEHOLD PRODUCTS -- 0.9%
  Maytag                                                      21,400       366
  Sherwin Williams                                             9,700       329
                                                                       -------
                                                                           695
                                                                       -------
 INSURANCE -- 3.5%
  AFLAC                                                       10,500       425
  American General                                            12,900       416
  Cigna                                                        4,900       366
  Lincoln National                                             8,800       354
  Providian                                                    9,200       323
  Saint Paul                                                   8,300       415
  US Healthcare                                                7,300       323
                                                                       -------
                                                                         2,622
                                                                       -------
 MACHINERY -- 3.5%
  Briggs & Stratton                                            8,600       317
  Caterpillar                                                  5,200       289
  Cummins Engine                                               8,100       363
  Deere                                                        3,900       317
  General Electric                                             6,500       352
  General Signal                                               9,900       353
  Parker-Hannifin                                              6,100       270
  Timken                                                       9,700       344
                                                                       -------
                                                                         2,605
                                                                       -------
 MEASURING DEVICES -- 0.4%
  Johnson Controls                                             5,700       290
                                                                       -------

--------------------------------------------------------------------------------

                                                                       Market
Description                                                   Shares Value (000)
--------------------------------------------------------------------------------
 MEDICAL PRODUCTS &
  SERVICES -- 0.4%
  Columbia HCA Healthcare                                      7,200   $   310
                                                                       -------
 MISCELLANEOUS
  TRANSPORTATION -- 0.3%
  Harsco                                                       5,300       233
                                                                       -------
 PAPER & PAPER PRODUCTS -- 0.1%
  Kimberly-Clark                                               1,757        91
                                                                       -------
 PETROLEUM REFINING -- 2.2%
  Amoco                                                        6,000       382
  Ashland                                                      9,400       335
  Exxon                                                        3,100       207
  Mobil                                                        4,100       380
  Murphy Oil                                                   7,800       336
                                                                       -------
                                                                         1,640
                                                                       -------
 PRINTING & PUBLISHING -- 1.3%
  A.H. Belo, Ser A                                             6,000       348
  Gannett                                                      5,900       315
  Wallace Computer Services                                    8,900       286
                                                                       -------
                                                                           949
                                                                       -------
 PROFESSIONAL SERVICES -- 0.4%
  Servicemaster LP                                            13,800       328
                                                                       -------
 RAILROADS -- 0.5%
  Norfolk Southern                                             5,850       391
                                                                       -------
 RETAIL -- 1.2%
  American Stores                                             10,900       279
  Bruno's                                                     36,000       324
  Circuit City Stores                                         11,400       301
                                                                       -------
                                                                           904
                                                                       -------
 RUBBER & PLASTIC -- 1.4%
  Bandag                                                       6,450       369
  Premark International                                        7,500       331
  Sonoco Products                                             14,400       349
                                                                       -------
                                                                         1,049
                                                                       -------
 STEEL & STEEL WORKS -- 0.4%
  Worthington Industries                                      16,800       334
                                                                       -------
 TELEPHONES & TELECOMMUNICATION -- 0.8%
  Ameritech                                                    6,200       256
  Pacific Telesis Group                                       10,700       323
                                                                       -------
                                                                           579
                                                                       -------

The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

March 31, 1995
--------------------------------------------------------------------------------

                                                         Shares/Face
                                                           Amount      Market
Description                                                 (000)    Value (000)
--------------------------------------------------------------------------------
 TRUCKING -- 0.1%
  Pittston Services Group                                   2,420      $    67
                                                                       -------
TOTAL COMMON STOCK
 (Cost $34,653,858)                                                     36,848
                                                                       -------
U.S. TREASURY OBLIGATIONS -- 28.4%
 U.S. TREASURY BOND
   7.125%, 02/15/23                                         1,000          953
 U.S. TREASURY NOTES
   4.125%, 05/31/95                                         1,300        1,296
   8.875%, 07/15/95                                         1,250        1,260
   7.250%, 11/15/96                                         2,250        2,267
   8.000%, 01/15/97                                           250          255
   6.750%, 05/31/97                                         2,000        1,996
   9.000%, 05/15/98                                         2,000        2,111
   9.250%, 08/15/98                                         2,000        2,132
   6.375%, 01/15/99                                         1,000          978
   7.000%, 04/15/99                                         3,000        3,000
   6.375%, 07/15/99                                         1,000          975
   8.000%, 08/15/99                                         2,000        2,070
   8.500%, 02/15/00                                           500          529
   5.750%, 08/15/03                                         1,500        1,361
                                                                       -------
TOTAL U.S. TREASURY OBLIGATIONS
 (Cost $23,333,508)                                                     21,183
                                                                       -------
GOVERNMENT MORTGAGE-BACKED
 OBLIGATIONS -- 15.1%
 FHLMC
   7.000%, 04/01/00                                            23           24
   9.000%, 05/01/06                                           199          206
   9.000%, 08/01/09                                           552          557
 FHLMC CMO
   9.000%, 04/15/20                                           582          594
   7.150%, 01/15/23                                         2,000        1,808
 FNMA
   7.000%, 09/01/07                                         1,861        1,809
 FNMA REMIC
   7.000%, 01/25/03                                         2,000        1,890
   9.150%, 08/25/03                                           996        1,015
 GNMA
   7.500%, 08/15/07                                           663          657
   7.000%, 07/15/08                                           651          633
  13.500%, 05/15/11                                            23           27
  12.500%, 10/15/13                                             5            6
  12.000%, 03/15/14                                            52           59
  13.500%, 09/15/14                                            14           16
   9.000%, 12/15/16                                            98          101
  10.000%, 07/15/18                                           248          266

--------------------------------------------------------------------------------

                                                            Face       Market
Description                                             Amount (000) Value (000)
--------------------------------------------------------------------------------
GOVERNMENT MORTGAGE-BACKED
 OBLIGATIONS (continued)
  10.000%, 03/15/19                                          199       $   214
   7.000%, 04/15/24                                        1,499         1,403
                                                                       -------
TOTAL GOVERNMENT MORTGAGE-BACKED OBLIGATIONS
 (Cost $11,888,909)                                                     11,285
                                                                       -------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 0.2%
  FNMA
  8.150%, 08/12/96                                           100           101
                                                                       -------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
 (Cost $104,957)                                                           101
                                                                       -------
MEDIUM TERM NOTE -- 1.3%
  Ford Motor Credit
  5.600%, 07/14/95                                         1,000           998
                                                                       -------
TOTAL MEDIUM TERM NOTE
 (Cost $1,003,298)                                                         998
                                                                       -------
REGISTERED INVESTMENT
 COMPANY -- 0.2%
  SEI Equity Index Fund                                        6           105
                                                                       -------
TOTAL REGISTERED INVESTMENT COMPANY
 (Cost $104,232)                                                           105
                                                                       -------
CASH EQUIVALENTS -- 0.4%
  SEI Liquid Asset Trust Treasury Portfolio
  5.770%, 04/07/95                                           314           314
                                                                       -------
TOTAL CASH EQUIVALENTS
 (Cost $313,523)                                                           314
                                                                       -------
REPURCHASE AGREEMENT -- 4.7%
  UBS Securities 6.170%, dated 03/31/95, matures
   04/03/95, repurchase price $3,524,000
   (collateralized by U.S. Treasury Note, par
   value $3,530,000, 7.250%, 02/15/98, market
   value: $3,595,000)                                                    3,522
                                                                       -------
TOTAL REPURCHASE AGREEMENT
 (Cost $3,522,325)                                                       3,522
                                                                       -------
TOTAL INVESTMENTS -- 99.7%
 (Cost $73,924,610)                                                     74,356
                                                                       -------

The accompanying notes are an integral part of the financial statements.

                                                                  MARQUIS FUNDS
-------------------------------------------------------------------------------
                                                                    (Unaudited)
-------------------------------------------------------------------------------

                                                                      Market
Description                                                         Value (000)
-------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- 0.3%
 Other Assets and Liabilities, Net                                   $    205
                                                                     --------
NET ASSETS:
Portfolio shares of Class A (unlimited authorization -- no par value) based on 7,449,257 outstanding shares of beneficial
 interest                                                              74,166
Portfolio shares of Class B (unlimited authorization -- no par value) based on 91,768 outstanding shares of beneficial
 interest                                                                 910
Accumulated net realized loss on investments                             (946)
Net unrealized appreciation on investments                                431
                                                                     --------
TOTAL NET ASSETS -- 100.0%                                           $ 74,561
                                                                     ========
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE -- CLASS A               $9.89
                                                                     ========
MAXIMUM OFFERING PRICE PER SHARE -- CLASS A (9.89/96.50%)              $10.25
                                                                     ========
NET ASSET VALUE, OFFERING PRICE PER SHARE -- CLASS B                    $9.94
                                                                     ========

---------------------------------
* Non-income producing security
ADR -- American Depository Receipt
CMO -- Collateralized Mortgage Obligation
FHLMC -- Federal Home Loan Mortgage Corporation
FNMA -- Federal National Mortgage Association
GNMA -- Government National Mortgage Association
LP -- Limited Partnership
REMIC -- Real Estate Mortgage Investment Conduit
Ser -- Series

-------------------------------------------------------------------------------
VALUE EQUITY FUND
-------------------------------------------------------------------------------

                                                                      Market
Description                                                  Shares Value (000)
-------------------------------------------------------------------------------
COMMON STOCK -- 88.4%
 AEROSPACE & DEFENSE -- 2.8%
  Lockheed Martin*                                           10,700   $   566
  Loral                                                      11,300       480
  Raytheon                                                    6,300       459
                                                                      -------
                                                                        1,505
                                                                      -------
 AIR TRANSPORTATION -- 1.0%
  Federal Express*                                            7,900       534
                                                                      -------
 AIRCRAFT -- 2.7%
  Allied Signal                                              11,100       436
  McDonnell Douglas                                           9,600       535
  Textron                                                     7,900       447
                                                                      -------
                                                                        1,418
                                                                      -------
 APPAREL/TEXTILES -- 1.0%
  V F                                                        10,000       531
                                                                      -------
 AUTOMOTIVE -- 5.7%
  Chrysler                                                    7,500       314
  Dana                                                       14,900       380
  Eaton                                                       9,400       510
  Echlin                                                     15,850       610
  Ford Motor                                                 13,200       356
  Paccar                                                      7,800       332
  TRW                                                         7,750       534
                                                                      -------
                                                                        3,036
                                                                      -------
 BANKS -- 7.7%
  Bank of New York                                           14,900       490
  Barnett Banks                                               9,300       423
  First Bank System                                          13,500       544
  First Chicago                                               9,400       471
  First Interstate Bancorp                                    6,500       514
  Mellon Bank                                                11,600       473
  NBD Bancorp                                                13,000       423
  Suntrust Banks                                              5,900       316
  Wachovia                                                   12,200       433
                                                                      -------
                                                                        4,087
                                                                      -------
 BUILDING & CONSTRUCTION -- 0.6%
  Lennar                                                     20,500       331
                                                                      -------
 CHEMICALS -- 5.0%
  EI du Pont de Nemours                                       6,700       405
  Lubrizol                                                   12,800       451
  Nalco Chemical                                             12,300       414
  Olin                                                        7,000       376

The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

March 31, 1995
--------------------------------------------------------------------------------

                                                                       Market
Description                                                   Shares Value (000)
--------------------------------------------------------------------------------
 CHEMICALS (continued)
  Rhone Poulenc Rorer                                         11,000   $   477
  Union Carbide                                               17,120       525
                                                                       -------
                                                                         2,648
                                                                       -------
 COMPUTERS & SERVICES -- 4.2%
  Apple Computer                                              11,960       422
  Compaq Computer*                                            11,400       393
  Computer Associates International                            9,400       558
  Sun Microsystems*                                           13,100       455
  Tandem Computers*                                           24,330       377
                                                                       -------
                                                                         2,205
                                                                       -------
 CONTAINERS & PACKAGING -- 1.0%
  Ball                                                        15,340       527
                                                                       -------
 DRUGS -- 0.9%
  Upjohn                                                      14,100       504
                                                                       -------
 ELECTRICAL SERVICES -- 10.0%
  Consolidated Edison of New York                             15,100       411
  Duke Power                                                   8,900       343
  Florida Progress                                            13,200       398
  General Public Utilities                                    12,200       355
  Hawaiian Electric Industries                                13,500       452
  New England Electric System                                 12,300       380
  Nipsco Industries                                           13,500       420
  Northeast Utilities                                         14,800       315
  Northern States Power                                        9,200       405
  Oklahoma Gas & Electric                                     12,600       432
  Public Service Enterprise Group                             17,800       487
  San Diego Gas & Electric                                    20,100       417
  SCE                                                         32,500       508
                                                                       -------
                                                                         5,323
                                                                       -------
 ELECTRICAL TECHNOLOGY -- 1.2%
  Texas Instruments                                            7,100       628
                                                                       -------
 ENVIRONMENTAL SERVICES -- 0.6%
  WMX Technologies                                            11,700       322
                                                                       -------
 FINANCIAL SERVICES -- 2.8%
  American Express                                            15,300       534
  Beneficial                                                  11,900       467
  Transamerica                                                 8,300       470
                                                                       -------
                                                                         1,471
                                                                       -------
 FOOD, BEVERAGE & TOBACCO -- 5.5%
  Campbell Soup                                               10,506       508
  IBP                                                         13,300       434
  Pepsico                                                     12,300       480
  Philip Morris                                                7,900       515

--------------------------------------------------------------------------------

                                                                       Market
Description                                                   Shares Value (000)
--------------------------------------------------------------------------------
  Unilever NV ADR                                              3,600   $   473
  UST                                                         14,970       475
                                                                       -------
                                                                         2,885
                                                                       -------
 GAS/NATURAL GAS -- 2.7%
  Mapco                                                        7,500       418
  Pacific Enterprises                                         18,340       454
  Williams                                                    17,500       536
                                                                       -------
                                                                         1,408
                                                                       -------
 GLASS PRODUCTS -- 0.8%
  PPG Industries                                              12,000       453
                                                                       -------
 HOUSEHOLD FURNITURE & FIXTURES -- 1.0%
  Leggett & Platt                                             12,500       525
                                                                       -------
 HOUSEHOLD PRODUCTS -- 1.7%
  Maytag                                                      29,000       497
  Sherwin Williams                                            12,400       420
                                                                       -------
                                                                           917
                                                                       -------
 INSURANCE -- 6.3%
  AFLAC                                                       13,600       550
  American General                                            16,050       518
  Cigna                                                        6,200       463
  Lincoln National                                            11,300       455
  Providian                                                   11,800       414
  Saint Paul                                                  10,000       500
  US Healthcare                                                9,900       438
                                                                       -------
                                                                         3,338
                                                                       -------
 MACHINERY -- 5.6%
  Briggs & Stratton                                           11,200       413
  Caterpillar                                                  7,100       395
  Cummins Engine                                              10,100       452
  Deere                                                        5,400       439
  General Electric                                             7,800       422
  Parker-Hannifin                                              8,000       354
  Timken                                                      13,400       476
                                                                       -------
                                                                         2,951
                                                                       -------
 MEASURING DEVICES -- 0.9%
  Johnson Controls                                             9,500       483
                                                                       -------
 MISCELLANEOUS TRANSPORTATION -- 0.9%
  Harsco                                                      11,100       488
                                                                       -------
 PETROLEUM REFINING -- 4.0%
  Amoco                                                        7,400       471
  Ashland                                                     11,300       403
  British Petroleum PLC ADR                                      950        80
  Exxon                                                        4,900       327
  Mobil                                                        5,300       490
  Murphy Oil                                                   7,800       336
                                                                       -------
                                                                         2,107
                                                                       -------

The accompanying notes are an integral part of the financial statements.

                                                                   MARQUIS FUNDS
--------------------------------------------------------------------------------
                                                                     (Unaudited)
--------------------------------------------------------------------------------

                                                         Shares/Face
                                                           Amount      Market
Description                                                 (000)    Value (000)
--------------------------------------------------------------------------------
 PRINTING & PUBLISHING -- 2.5%
  A.H. Belo, Ser A                                          8,100      $   469
  Gannett                                                   7,900          422
  Wallace Computer Services                                13,000          418
                                                                       -------
                                                                         1,309
                                                                       -------
 PROFESSIONAL SERVICES -- 0.8%
  Servicemaster LP                                         17,200          409
                                                                       -------
 RAILROADS -- 1.0%
  Norfolk Southern                                          7,600          508
                                                                       -------
 RETAIL -- 2.4%
  American Stores                                          18,400          472
  Bruno's                                                  46,600          419
  Circuit City Stores                                      15,400          406
                                                                       -------
                                                                         1,297
                                                                       -------
 RUBBER & PLASTIC -- 2.5%
  Bandag                                                    7,450          426
  Premark International                                     9,900          437
  Sonoco Products                                          18,500          448
                                                                       -------
                                                                         1,311
                                                                       -------
 STEEL & STEEL WORKS -- 0.9%
  Worthington Industries                                   23,100          459
                                                                       -------
 TELEPHONES &
  TELECOMMUNICATION -- 1.7%
  Ameritech                                                10,800          446
  Pacific Telesis Group                                    14,800          447
                                                                       -------
                                                                           893
                                                                       -------
TOTAL COMMON STOCK
 (Cost $44,071,155)                                                     46,811
                                                                       -------
REGISTERED INVESTMENT COMPANY -- 6.8%
  Fidelity U.S. Equity Index Portfolio                         81        1,498
  SEI Equity Index Fund                                       129        2,116
                                                                       -------
TOTAL REGISTERED INVESTMENT COMPANY
 (Cost $3,614,677)                                                       3,614
                                                                       -------
CASH EQUIVALENTS -- 0.6%
  SEI Liquid Asset Trust Treasury Portfolio
  5.770%, 04/07/95                                            305          305
                                                                       -------
TOTAL CASH EQUIVALENTS
 (Cost $305,001)                                                           305
                                                                       -------

------------------------------------------------------------------------------

                                                                     Market
Description                                                        Value (000)
------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 1.8%
  UBS Securities 6.170%, dated 03/31/95, matures 04/03/95,
   repurchase price $939,000 (collateralized by U.S.
   Treasury Note, par value $960,000, 6.625%, 03/31/97,
   market value: $958,000)                                          $    938
                                                                    --------
TOTAL REPURCHASE AGREEMENT
 (Cost $938,376)                                                         938
                                                                    --------
TOTAL INVESTMENTS 97.6%
 (Cost $48,929,209)                                                   51,668
                                                                    --------
OTHER ASSETS AND LIABILITIES -- 2.4%
 Other Assets and Liabilities, Net                                     1,272
                                                                    --------
NET ASSETS:
Portfolio shares of Class A (unlimited authorization -- no
 par value) based on 5,161,975 outstanding shares of
 beneficial interest                                                  51,226
Portfolio shares of Class B (unlimited authorization -- no
 par value) based on 56,061 outstanding shares of
 beneficial interest                                                     546
Accumulated net realized loss on investments                          (1,571)
Net unrealized appreciation on investments                             2,739
                                                                    --------
TOTAL NET ASSETS -- 100.0%                                          $ 52,940
                                                                    ========
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE -- CLASS A             $10.15
                                                                    ========
MAXIMUM OFFERING PRICE PER SHARE -- CLASS A (10.15/96.50%)            $10.52
                                                                    ========
NET ASSET VALUE, OFFERING PRICE PER SHARE -- CLASS B                  $10.20
                                                                    ========

---------------------------------
* Non-income producing security
ADR -- American Depository Receipt
LP -- Limited Partnership
PLC -- Public Limited Company
Ser -- Series


The accompanying notes are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
March 31, 1995                                                       (Unaudited)
--------------------------------------------------------------------------------
GOVERNMENT SECURITIES FUND

                                                                    MARKET
                                                                    VALUE
                                                                    (000)
                                                                   ========
ASSETS:
 Investment Securities (Cost $102,054,265)                         $ 98,417
 Cash                                                                   344
 Accounts Receivable -- Accrued Income                                1,313
 Accounts Receivable -- Securities Sold                               4,979
 Accounts Receivable -- Capital Shares Sold                               1
 Other Assets                                                           187
                                                                   --------
  Total Assets                                                      105,241
                                                                   --------
LIABILITIES:
 Accounts Payable -- Income Distribution                               (514)
 Accounts Payable -- Accrued Expenses                                   (81)
 Other Liabilities                                                     (148)
                                                                   --------
  Total Liabilities                                                    (743)
                                                                   --------
NET ASSETS:
 Portfolio shares of Class A (unlimited authorization -- no par value) based on 10,935,212 outstanding shares of beneficial
  interest                                                          108,966
 Portfolio shares of Class B (unlimited authorization -- no par
  value) based on 16,564 outstanding shares of beneficial interest      163
 Accumulated net realized loss on investments                          (994)
 Net unrealized depreciation on investments                          (3,637)
                                                                   --------
  TOTAL NET ASSETS                                                 $104,498
                                                                   ========
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE -- CLASS A             $9.54
                                                                   ========
MAXIMUM PUBLIC OFFERING PRICE PER SHARE -- CLASS A ($9.54/96.5%)      $9.89
                                                                   ========
NET ASSET VALUE, OFFERING PRICE PER SHARE -- CLASS B                  $9.59
                                                                   ========

STATEMENT OF OPERATIONS (000)                                      MARQUIS FUNDS
--------------------------------------------------------------------------------
For the Six Month Period Ended March 31, 1995                        (Unaudited)
--------------------------------------------------------------------------------

                             TREASURY
                            SECURITIES  GOVERNMENT LOUISIANA  GROWTH AND   VALUE
                           MONEY MARKET SECURITIES  TAX-FREE    INCOME     EQUITY
                               FUND        FUND       FUND       FUND       FUND
                           ============ ========== ========== ========== ==========
                             10/1/94     10/1/94    10/1/94    10/1/94    10/1/94
                            TO 3/31/95  TO 3/31/95 TO 3/31/95 TO 3/31/95 TO 3/31/95
                           ============ ========== ========== ========== ==========
INVESTMENT INCOME:
 Interest income             $15,714      $3,341      $205      $1,161     $   29
 Dividend income                  --          --        --         513        744
                           ------------ ---------- ---------- ---------- ----------
  Total investment income    $15,714       3,341       205       1,674        773
EXPENSES:
 Administration fees             568         104         8          72         46
 Waiver of administration
  fees                            --          --        (3)         --         --
 Investment advisory fees        852         287        13         264        170
 Waiver of investment
  advisory fees                 (219)        (80)      (13)        (72)       (41)
 Custodian/Transfer agent
  fees                            69          26        16          23         20
 Distribution fees(1)            170           1         2           3          2
 Distribution fee
  waiver(1)                      (76)         --        --          --         --
 Professional fees                34           7         1           5          3
 Registration fees                51           8         1           2          3
 Trustee fees                      6           1        --           1          1
 Printing expense                 34           7         1           5          2
 Amortization of deferred
  organization costs               9           2        --           1          1
 Insurance and other fees         16           3         1           3          2
                           ------------ ---------- ---------- ---------- ----------
  Total expenses               1,514         366        27         307        209
                           ------------ ---------- ---------- ---------- ----------
Net investment income         14,200       2,975       178       1,367        564
                           ------------ ---------- ---------- ---------- ----------
Net realized gain (loss)
 on securities sold               11        (380)       (1)       (374)      (382)
Change in unrealized
 appreciation on
 investment securities            --       1,993       159       2,682      2,913
                           ------------ ---------- ---------- ---------- ----------
Net realized and
 unrealized gain on
 investments                      11       1,613       158       2,308      2,531
                           ------------ ---------- ---------- ---------- ----------
Increase in net assets
 resulting from
 operations                  $14,211      $4,588      $336      $3,675     $3,095
                           ============ ========== ========== ========== ==========

(1) All distribution fees and waivers are incurred at the Retail Class level for Treasury Securities Money Market and the Class B level for the non-dollar funds.

STATEMENT OF CHANGES IN NET ASSETS (000)
---------------------------------------------------------------------------

                                  TREASURY SECURITIES          GOVERNMENT
                                      MONEY MARKET             SECURITIES
                                          FUND                    FUND
                                 =======================  =====================
                                  10/1/94      10/1/93     10/1/94    10/1/93
                                 TO 3/31/95  TO 9/30/94   TO 3/31/95 TO 9/30/94
                                 ----------  -----------  ---------- ----------
INVESTMENT ACTIVITIES:
 Net investment income           $  14,200   $    16,494   $  2,975   $  4,538
 Net realized gain (loss) on
  securities sold                       11            --       (380)      (615)
 Net unrealized depreciation of
  investment securities                 --            --      1,993     (5,630)
                                 ----------  -----------  ---------- ----------
    Net increase (decrease) in
     net assets resulting from
     investment activities          14,211        16,494      4,588     (1,707)
                                 ----------  -----------  ---------- ----------
DISTRIBUTIONS TO SHAREHOLDERS:
 Income distribution Class A (1)   (10,821)      (14,494)    (2,986)    (4,520)
 Income distribution Class B (2)    (3,379)       (2,000)        (4)        (4)
                                 ----------  -----------  ---------- ----------
    Total distribution             (14,200)      (16,494)    (2,990)    (4,524)
                                 ----------  -----------  ---------- ----------
SHARE TRANSACTIONS:
 Class A (1):
  Shares issued                    751,290     1,742,355     22,091    136,743
  Shares issued in lieu of cash
   distribution                          3             3      1,753      3,255
  Shares redeemed                 (698,734)   (1,338,580)   (18,663)   (36,212)
                                 ----------  -----------  ---------- ----------
    Total Class A share
     transactions                   52,559       403,778      5,181    103,786
                                 ----------  -----------  ---------- ----------
 Class B (2):
  Shares issued                    240,208       254,104         31        150
  Shares issued in lieu of cash
   distribution                      2,954         1,999          4          4
  Shares redeemed                 (134,172)     (169,255)       (25)        --
                                 ----------  -----------  ---------- ----------
    Total Class B share
     transactions                  108,990        86,848         10        154
                                 ----------  -----------  ---------- ----------
 Increase in net assets from
  shareholder transactions         161,549       490,626      5,191    103,940
                                 ----------  -----------  ---------- ----------
    Total increase in net assets   161,560       490,626      6,789     97,709
                                 ----------  -----------  ---------- ----------
NET ASSETS:
 Beginning of period               490,626            --     97,709         --
 End of period                   $ 652,186   $   490,626   $104,498   $ 97,709
                                 ==========  ===========  ========== ==========
SHARES ISSUED AND REDEEMED:
 Class A (1):
  Issued                           751,290     1,742,355      2,370     13,755
  Issued in lieu of cash
   distribution                          3             3        187        337
  Redeemed                        (698,734)   (1,338,580)    (1,987)    (3,726)
                                 ----------  -----------  ---------- ----------
    Total Class A share
     transactions                   52,559       403,778        570     10,366
                                 ----------  -----------  ---------- ----------
 Class B (2):
  Issued                           240,208       254,104          3         15
  Issued in lieu of cash
   distribution                      2,954         1,999          1         --
  Redeemed                        (134,172)     (169,255)        (3)        --
                                 ----------  -----------  ---------- ----------
    Total Class B share
     transactions                  108,990        86,848          1         15
                                 ----------  -----------  ---------- ----------
 Net increase in share
  transactions                     161,549       490,626        571     10,381
                                 ==========  ===========  ========== ==========

(1) Institutional Class for Treasury Securities Money Market.
(2) Retail Class for Treasury Securities Money Market.

The accompanying notes are an integral part of the financial statements.

                                                                   MARQUIS FUNDS
--------------------------------------------------------------------------------
                                                                     (Unaudited)

                                        LOUISIANA                   GROWTH AND                       VALUE
                                        TAX-FREE                      INCOME                        EQUITY
                                          FUND                         FUND                          FUND
                                 ========================     ===========================   ===========================
                                  10/1/94       10/1/93        10/1/94        10/1/93        10/1/94        10/1/93
                                 TO 3/31/95    TO 9/30/94     TO 3/31/95     TO 9/30/94     TO 3/31/95     TO 9/30/94
                                 ----------    ----------     ----------     ----------     ----------     ----------
INVESTMENT ACTIVITIES:
 Net investment income             $  178       $   226        $ 1,367        $ 2,107        $   564        $    777
 Net realized gain (loss) on
  securities sold                      (1)          (32)          (374)          (572)          (382)         (1,188)
 Net unrealized depreciation of
  investment securities               159          (382)         2,682         (2,251)         2,913            (174)
                                 ----------    ----------     ----------     ----------     ----------     ----------
    Net increase (decrease) in
     net assets resulting from
     investment activities            336          (188)         3,675           (716)         3,095            (585)
                                 ----------    ----------     ----------     ----------     ----------     ----------
DISTRIBUTIONS TO SHAREHOLDERS:
 Income distribution Class A (1)     (168)         (212)        (1,358)        (2,088)          (559)           (776)
 Income distribution Class B (2)      (10)          (13)           (14)           (14)            (4)             (2)
                                 ----------    ----------     ----------     ----------     ----------     ----------
    Total distribution               (178)         (225)        (1,372)        (2,102)          (563)           (778)
                                 ----------    ----------     ----------     ----------     ----------     ----------
SHARE TRANSACTIONS:
 Class A (1):
  Shares issued                     1,150         9,735          7,308         76,453         15,872          54,146
  Shares issued in lieu of cash
   distribution                        28            40          1,299          2,032            320             558
  Shares redeemed                    (542)       (2,427)        (8,612)        (4,313)        (8,252)        (11,418)
                                 ----------    ----------     ----------     ----------     ----------     ----------
    Total Class A share
     transactions                     636         7,348             (5)        74,172          7,940          43,286
                                 ----------    ----------     ----------     ----------     ----------     ----------
 Class B (2):
  Shares issued                       128           628             26            903            179             444
  Shares issued in lieu of cash
   distribution                         7             9             13             13              3               2
  Shares redeemed                    (182)           --            (23)           (23)           (25)           (58)
                                 ----------    ----------     ----------     ----------     ----------     ----------
    Total Class B share
     transactions                     (47)          637             16            893            157             388
                                 ----------    ----------     ----------     ----------     ----------     ----------
 Increase in net assets from
  shareholder transactions            589         7,985             11         75,065          8,097          43,674
                                 ----------    ----------     ----------     ----------     ----------     ----------
    Total increase in net assets      747         7,572          2,314         72,247         10,629          42,311
                                 ----------    ----------     ----------     ----------     ----------     ----------
NET ASSETS:
 Beginning of period                7,572            --         72,247             --         42,311              --
 End of period                     $8,319       $ 7,572        $74,561        $72,247        $52,940        $ 42,311
                                 ==========    ==========     ==========     ==========     ==========     ==========
SHARES ISSUED AND REDEEMED:
 Class A (1):
  Issued                              124           994            765          7,676          1,645           5,462
  Issued in lieu of cash
   distribution                         3             4            134            211             33              58
  Redeemed                            (59)         (255)          (895)          (442)          (859)         (1,176)
                                 ----------    ----------     ----------     ----------     ----------     ----------
    Total Class A share
     transactions                      68           743              4          7,445            819           4,344
                                 ----------    ----------     ----------     ----------     ----------     ----------
 Class B (2):
  Issued                               14            63              3             91             18              46
  Issued in lieu of cash
   distribution                         1             1              1              1              1              --
  Redeemed                            (20)           --             (2)            (2)            (3)             (6)
                                 ----------    ----------     ----------     ----------     ----------     ----------
    Total Class B share
     transactions                      (5)           64              2             90             16              40
                                 ----------    ----------     ----------     ----------     ----------     ----------
 Net increase in share
  transactions                        (63)          807              6          7,535            835           4,384
                                 ==========    ==========     ==========     ==========     ==========     ==========

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
For the Six Months Ended March 31, 1995 (Unaudited) and the Period Ended September 30, 1994
--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                               REALIZED                                                                      RATIO OF   RATIO OF
                                  AND                                                                        EXPENSES  NET INCOME
         NET ASSET            UNREALIZED  DISTRIBUTIONS NET ASSET          NET ASSETS  RATIO OF   RATIO OF  TO AVERAGE TO AVERAGE
           VALUE      NET      GAINS OR     FROM NET      VALUE              END OF    EXPENSES  NET INCOME NET ASSETS NET ASSETS
         BEGINNING INVESTMENT (LOSSES) ON  INVESTMENT    END OF    TOTAL     PERIOD   TO AVERAGE TO AVERAGE (EXCLUDING (EXCLUDING
         OF PERIOD   INCOME   INVESTMENTS    INCOME      PERIOD   RETURN+    (000)    NET ASSETS NET ASSETS  WAIVERS)   WAIVERS)
         --------- ---------- ----------- ------------- --------- -------  ---------- ---------- ---------- ---------- ----------
TREASURY SECURITIES MONEY MARKET FUND INSTITUTIONAL CLASS
1995       $1.00      0.03         --         (0.03)      $1.00     4.41 %  $456,346     0.50%*     5.01%*     0.57%*     4.94%*
1994        1.00      0.03         --         (0.03)       1.00     3.22     403,778     0.50       3.15       0.60       3.05
TREASURY SECURITIES MONEY MARKET FUND RETAIL CLASS
1995       $1.00      0.02         --         (0.02)      $1.00     4.29 %  $195,840     0.64%*     4.97%*     0.83%*     4.78%*
1994(1)     1.00      0.03         --         (0.03)       1.00     3.15      86,848     0.59  *    3.27  *    0.83  *    3.03  *
GOVERNMENT SECURITIES FUND CLASS A
1995       $9.41      0.27        0.13        (0.27)      $9.54     4.38 %  $104,339     0.70%*     5.70%*     0.85%*     5.55%*
1994       10.00      0.43       (0.59)       (0.43)       9.41    (1.66)     97,562     0.70       4.43       0.90       4.23
GOVERNMENT SECURITIES FUND CLASS B
1995       $9.46      0.24        0.13        (0.24)      $9.59     3.71 %      $159     1.45%*     4.95%*     1.60%*     4.80%*
1994(2)    10.04      0.31       (0.58)       (0.31)       9.46    (2.84)        147     1.45  *    3.88  *    1.69  *    3.64  *
LOUISIANA TAX-FREE INCOME FUND CLASS A
1995       $9.38      0.21        0.18        (0.21)      $9.56     6.01 %    $7,759     0.65%*     4.66%*     1.06%*     4.25%*
1994       10.00      0.36       (0.62)       (0.36)       9.38    (2.68)      6,971     0.65       4.10       1.72       3.03
LOUISIANA TAX-FREE INCOME FUND CLASS B
1995       $9.39      0.18        0.18        (0.18)      $9.57     5.13 %      $560     1.40%*     3.90%*     1.81%*     3.49%*
1994(3)     9.87      0.27       (0.48)       (0.27)       9.39    (2.58)        601     1.40  *    3.35  *    2.47  *    2.28  *
GROWTH AND INCOME FUND CLASS A
1995       $9.59      0.19        0.30        (0.19)      $9.89     6.29 %   $73,649     0.85%*     3.83%*     1.05%*     3.63%*
1994       10.00      0.31       (0.41)       (0.31)       9.59    (1.02)     71,379     0.85       3.18       1.14       2.89
GROWTH AND INCOME FUND CLASS B
1995       $9.64      0.15        0.30        (0.15)      $9.94     5.39 %      $912     1.60%*     3.08%*     1.80%*     2.88%*
1994(2)    10.03      0.18       (0.39)       (0.18)       9.64    (2.24)        868     1.60  *    2.55  *    1.94  *    2.21  *
VALUE EQUITY FUND CLASS A
1995       $9.65      0.11        0.50        (0.11)     $10.15     9.52 %   $52,368     0.90%*     2.45%*     1.08%*     2.27%*
1994       10.00      0.18       (0.35)       (0.18)       9.65    (1.64)     41,922     0.90       1.95       1.17       1.68
VALUE EQUITY FUND CLASS B
1995       $9.70      0.08        0.50        (0.08)     $10.20     8.77 %      $572     1.65%*     1.70%*     1.83%*     1.52%*
1994(2)     9.95      0.08       (0.25)       (0.08)       9.70    (1.82)        389     1.65  *    1.30  *    1.93  *    1.02  *
         PORTFOLIO
         TURNOVER
           RATE
         ---------
TREASURY SECURITIES MONEY MARKET FUND INSTITUTIONAL CLASS
1995         --
1994         --
TREASURY SECURITIES MONEY MARKET FUND RETAIL CLASS
1995         --
1994(1)      --
GOVERNMENT SECURITIES FUND CLASS A
1995       16.23%
1994       37.80
GOVERNMENT SECURITIES FUND CLASS B
1995       16.23%
1994(2)    37.80
LOUISIANA TAX-FREE INCOME FUND CLASS A
1995        1.27%
1994       30.31
LOUISIANA TAX-FREE INCOME FUND CLASS B
1995        1.27%
1994(3)    30.31
GROWTH AND INCOME FUND CLASS A
1995       25.10%
1994       64.09
GROWTH AND INCOME FUND CLASS B
1995       25.10%
1994(2)    64.09
VALUE EQUITY FUND CLASS A
1995       56.79%
1994      161.42
VALUE EQUITY FUND CLASS B
1995       56.79%
1994(2)   161.42

 +  Returns are for the period indicated and have been annualized.
 *  Annualized.
(1) Commenced operations on October 19, 1993.
(2) Commenced operations on October 22, 1993.
(3) Commenced operations on November 22, 1993.

The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS                                      MARQUIS FUNDS
--------------------------------------------------------------------------------
March 31, 1995                                                       (Unaudited)

1. ORGANIZATION
================================================================================
  The Marquis Funds (the "Trust") was organized as a Massachusetts business trust under a Declaration of Trust dated June 29, 1993. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management company with five portfolios: Treasury Securities Money Market Fund (the "Money Market Fund"), the Government Securities Fund, Louisiana Tax-Free Income Fund, Growth and Income Fund, and Value Equity Fund (the "Non-Dollar Funds"). The as-sets of each Fund are segregated, and a shareholder's interest is limited to the Fund in which shares are held. The Trust is registered to offer the follow-ing classes of shares: Institutional, Retail, and the Cash Sweep in the Money Market Fund, and Class A and Class B in the Non-Dollar Funds. The Cash Sweep Class of the Money Market Fund has not commenced operations as of March 31, 1995.

2. SIGNIFICANT ACCOUNTING POLICIES
================================================================================
  The following is a summary of the significant accounting policies followed by the Funds.

Securities Valuation -- Investments in equity securities which are traded on a national securities exchange (or reported on the NASDAQ national market system) are stated at the last quoted sales price if readily available for such equity securities on each business day; other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. Debt obligations exceed-ing sixty days to maturity for which market quotations are readily available are valued at the most recently quoted bid price. Debt obligations with sixty days or less remaining until maturity may be valued at their amortized cost. Restricted and illiquid securities for which quotations are not readily avail-able are valued at fair value using methods determined in good faith as ap-proved by the Board of Trustees.

Federal Income Taxes -- It is each Fund's intention to qualify as a regulated investment company for Federal income tax purposes by complying with the appro-priate provisions of the Internal Revenue Code of 1986, as amended. According-ly, no provision for Federal income taxes is required in the accompanying fi-nancial statements.

Security Transactions and Related Income -- Security transactions are accounted for on the date the security is purchased or sold (trade date). Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis. Costs used in determining realized gains and losses on the sales of investment securities are those of the specific securities sold adjusted for the accretion and amortization of purchase discounts and premiums during the respective holding period. Purchase discounts and premiums on securities held by the Non-Dollar Funds are accreted and amortized to maturity using the scien-tific interest method, which approximates the effective interest method.

---------------------------------------------------------------------------
March 31, 1995

Repurchase Agreements -- Securities pledged as collateral for repurchase agree-ments are held by the custodian bank until the respective agreements mature. Provisions of the repurchase agreements ensure that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default of the counterparty. The Funds also invest in tri-party repurchase agreements. Securities held as collateral for tri-party repurchase agreements are maintained in a segregated account by the broker's custodian bank until ma-turity of the repurchase agreement. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceed-ing, realization of the collateral by the Funds may be delayed or limited.

Net Asset Value Per Share -- The net asset value per share of each Fund is cal-culated on each business day. In general, it is computed by dividing the assets of each Fund, less its liabilities, by the number of outstanding shares of the Fund.

Classes -- Class specific expenses are borne by that class. Income, expenses, and realized and unrealized gains/losses are allocated to the respective clas-ses on the basis of relative daily net assets.

Other -- Distributions from net investment income are declared and paid quarterly for the Growth and Income Fund and the Value Equity Fund. Distributions from net investment income are declared daily and paid monthly for the Treasury Securities Money Market Fund. Distributions from net investment income are declared and paid monthly for the Government Securities Fund and Louisiana Tax-Free Income Fund. Any net realized capital gains are declared and distributed to shareholders at least annually.

3. INVESTMENT ADVISORY, ADMINISTRATIVE, AND DISTRIBUTION AGREEMENTS
================================================================================
  First National Bank of Commerce in New Orleans (the "Adviser") serves as investment adviser to each Fund pursuant to an investment advisory agreement (the "Advisory Agreement") with the Trust. For its services, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate based on the average daily net assets of each Fund as follows: Treasury Securities Money Market Fund -- .30%, Government Securities Fund -- .55%, Louisiana Tax-Free Income Fund -- .35%, Growth and Income Fund -- .74%, and Value Equity Fund -- .74%. The adviser has voluntarily agreed to waive a portion of their fee so that expenses of each Fund will not exceed certain annual expense limitations.

  The Trust and SEI Financial Management Corporation (the "Administrator") have entered into an Administration Agreement. Under terms of the Administration Agreement, the Administrator is entitled to a fee calculated daily and paid monthly at an annual rate of .20% of the average daily net assets of the Funds. The Administrator has voluntarily agreed to waive a portion of their fee on the Louisiana Tax-Free Income Fund.

                                                                   MARQUIS FUNDS
--------------------------------------------------------------------------------
                                                                     (Unaudited)

  The Trust and SEI Financial Services Company (the "Distributor") have entered into a Distribution Agreement. As provided in the Distribution Agreement the Trust will pay a fee, at an annual rate of .25% of the average daily net assets of the Retail class of Treasury Securities Money Market Fund and .75% of the Class B shares of the Non-Dollar Funds to the Distributor as compensation of its services.

  The Class A shares of the Non-Dollar Funds are subject to a maximum sales load of 3.50%.

  There is a contingent deferred sales charge on the Class B shares of the Non-Dollar Funds which varies depending on the number of years from time of payment for the purchase of shares until the time of redemption of such shares (the "holding period"). Solely for the purpose of determining the number of years from the time of any payment for the purchase of shares, all payments during the month are aggregated and deemed to have been made on the first day of the month.

                                                     CONTINGENT DEFERRED SALES
                                                      CHARGE AS A PERCENTAGE
            YEARS SINCE                                  OF DOLLAR AMOUNT
             PURCHASE                                    SUBJECT TO CHARGE
            ===========                              =========================
              First                                            3.50%
              Second                                           2.75%
              Third                                            2.00%
              Fourth                                           1.25%
              Fifth                                            0.50%
              Sixth                                             None

4. ORGANIZATIONAL COSTS AND TRANSACTIONS WITH AFFILIATES
================================================================================
  Organizational costs have been capitalized by the Funds and are being amor-tized over sixty months commencing with operations. In the event any of the initial shares of the Funds are redeemed by any holder thereof during the pe-riod that the Funds are amortizing their organizational costs, the redemption proceeds payable to the holder thereof by the Funds will be reduced by the un-amortized organizational costs in the same ratio as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of redemption. These costs include legal fees of approximately $54,278 for organizational work performed by a law firm of which an officer and a trustee of the Trust is a partner.

---------------------------------------------------------------------------
March 31, 1995

5. INVESTMENT TRANSACTIONS
================================================================================
  The cost of security purchases and the proceeds from the sale of securities, other than temporary cash investments, for the period ended March 31, 1995 were as follows:

                            LOUISIANA GROWTH
                 GOVERNMENT TAX-FREE    AND    VALUE
                 SECURITIES  INCOME   INCOME  EQUITY
                    FUND      FUND     FUND    FUND
                   (000)      (000)    (000)   (000)
                 ========== ========= ======= =======
PURCHASES:
 U.S. Government  $15,618     $ --    $   --  $   --
 Other              1,688      947     18,975  33,647
SALES:
 U.S. Government  $ 7,195     $ --    $ 1,836 $   --
 Other              8,679       91     14,726  25,478

  On March 31, 1995, the total cost of securities and the net realized gains or losses on securities sold for Federal income tax purposes was not materially different from amounts reported for financial reporting purposes. The aggregate gross unrealized appreciation and depreciation on securities at March 31, 1995, for each Non-Dollar Fund is as follows:

                                            LOUISIANA GROWTH
                                 GOVERNMENT TAX-FREE    AND     VALUE
                                 SECURITIES  INCOME   INCOME   EQUITY
                                    FUND      FUND     FUND     FUND
                                   (000)      (000)    (000)    (000)
                                 ========== ========= =======  =======
Aggregate Gross Unrealized Gain   $   365     $  27   $ 2,901  $ 3,675
Aggregate Gross Unrealized Loss    (4,002)     (249)   (2,470)    (936)
                                  -------     -----   -------  -------
Net Unrealized Gain (Loss)        $(3,637)    $(222)  $   431  $(2,739)
                                  =======     =====   =======  =======

6. CONCENTRATION OF CREDIT RISK
================================================================================
  The Treasury Securities Money Market Fund invests primarily in a portfolio of money market instruments maturing in one year or less whose ratings are within the highest ratings category assigned by a nationally recognized statistical rating agency or, if not rated, are believed to be of comparable quality. The ability of the issuers of the securities held by the Fund to meet their obliga-tions may be affected by economic developments in a specific industry, state or region. The Government Securities and Growth and Income Funds invest in debt instruments.

                                                                   MARQUIS FUNDS
--------------------------------------------------------------------------------
                                                                     (Unaudited)

  The Louisiana Tax-Free Income Fund is more susceptible to factors adversely affecting issuers of Louisiana Municipal Securities than a comparable municipal bond fund that does not concentrate its investments in Louisiana Municipal Se-curities.

  The following table presents a summary of holdings in the Government Securi-ties and Louisiana Tax-Free Income Funds as of March 31, 1995.

                                                                    LOUISIANA
                                                     GOVERNMENT     TAX-FREE
                                                     SECURITIES      INCOME
RATING/SECURITY CATEGORY                                FUND          FUND
========================                             ==========     =========
U.S. Government Security                               93.28%           --
AAA                                                     1.44%         83.42%
AA                                                       --             --
A                                                       3.05%         11.18%
NOT RATED                                               2.23%          5.40%

  The above percentages are stated as a percentage of total investments. U.S. Government Securities represent obligations issued or guaranteed by the U.S. Government and its agencies or instrumentalities. Repurchase agreements are collateralized by U.S. Government Securities.

                                   PART C


Item 24.  Financial Statements and Exhibits

      Financial statements and exhibits filed as part of the Registration
Statement:

     (a)  Part A - Prospectus
          Financial Highlights

     (b)  Part B - Statement of Additional Information

          Statement of Net Assets as of September 30, 1994
          Statement of Operations For the Periods Ended as of September 30, 1994 Statement of Changes in Net Assets For the Period Ended as of September 30, 1994
          Financial Highlights For a Share Outstanding Throughout the Period Notes to Financial Statements as of September 30, 1994

          Statement of Net Assets as of March 31, 1995, unaudited

          Statement of Net Assets/Schedule of Investments as of March 31, 1995, unaudited
          Statement of Assets and Liabilities as of March 31, 1995, unaudited Statement of Operations as of March 31, 1995, unaudited
          Statement of Changes in Net Assets for the period ended March 31, 1995, unaudited
          Financial Highlights for the Six Months Ended March 31, 1995 (unaudited) and the period ended September 30, 1994

     (b)  Exhibits:

          (1) Registrant's Agreement and Declaration of Trust is incorporated herein by reference to Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on August 25, 1993.
          (2) Registrant's By-Laws are incorporated herein by reference to Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on August 25, 1993.
          (5) Form of Investment Advisory Agreement between the Registrant and First National Bank of Commerce in New Orleans is incorporated herein by reference to Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on August 25, 1993.
          (6) Form of Distribution Agreement between the Registrant and SEI Financial Services Company is incorporated herein by reference to Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on August 25, 1993.
          (8) Form of Custodian Agreement between the Registrant and First National Bank of Commerce in New Orleans is incorporated herein by reference to Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on August 25, 1993.
          (9)(a) Form of Administration Agreement between the Registrant and SEI Financial Management Corporation is incorporated herein by reference to Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on August 25, 1993.
          (9)(b) Form of Transfer Agent Agreement between the Registrant and Supervised Service Company is incorporated herein by reference to Post-Effective Amendment No. 2 to Registrant's

                 Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on November 29, 1994.
          (10) Opinion and Consent of Counsel is incorporated herein by reference to Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on August 25, 1993.
          (11) Opinion and Consent of Independent Accountants is filed herewith.
          (15)(a)12b-1 Plan with respect to the Retail Class Shares of the Treasury Securities Money Market Fund is incorporated herein by reference to Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on August 25, 1993.
          (15)(b)12b-1 Plan with respect to the Class B Shares of the Government Securities, Louisiana Tax-Free, Growth and Income and Value Equity Funds is incorporated herein by reference to Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on August 25, 1993.
          (15)(c)Distribution Plan with respect to the Class C Shares of the Treasury Securities Money Market Fund is incorporated herein by reference to Post-Effective Amendment No. 2 to Registrant's Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on November 29, 1994.

          (18) Rule 18f-3 plan is incorporated herein by reference to Exhibit 15(d) of Post-Effective Amendment No. 3 to Registrant's Registration Statement filed with the Securities and Exchange Commission on May 26, 1995.

          (27)   Financial Data Schedules are filed herewith.

                 Powers of Attorney for Jeffrey A. Cohen, John T. Cooney, William M. Doran, David G. Lee, Frank E. Morris, Barry M. Mulroy, Robert A. Patterson, Gene Peters, Robert A. Nesher, Carmen V. Romeo and James M. Storey are incorporated herein by reference to Post-Effective Amendment No. 2 to Registrant's Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on November 29, 1994.


------------------

Item 25.  Persons Controlled by or under Common Control with Registrant

     Persons directly or indirectly controlled by or under common control with the Registrant, the percentage of voting securities owned by such control persons and, if a company, the state under whose laws it was organized:

          See the Prospectuses and the Statement of Additional Information regarding the Trust's control relationships. The Administrator is a subsidiary of SEI Corporation which also controls the distributor of the Registrant, SEI Financial Services Company, and other corporations engaged in providing various financial and record keeping services, primarily to bank trust departments, pension plan sponsors and investment managers.

Item 26.  Number of Holders of Securities

     The number of record holders of each class as of November 8, 1995:

Number of
Title of Class                                              Record Holders
----------------------------------------------------------  --------------
units of beneficial interest, without par value-
  Treasury Securities Money Market Fund-Trust Class.......              16
  Treasury Securities Money Market Fund-Retail Class......             292
  Treasury Securities Money Market Fund-Cash Sweep Class..               4
  Government Securities Fund-Class A......................             321
  Government Securities Fund-Class B......................              25
  Louisiana Tax-Free Income Fund-Class A..................             462
  Louisiana Tax-Free Income Fund-Class B..................              38
  Balanced Fund-Class A...................................             385
  Balanced Fund-Class B...................................             118
  Value Equity Fund-Class A...............................             439
  Value Equity Fund-Class B...............................             180
  Institutional Money Market Fund.........................               4

Item 27.  Indemnification

       Article VIII of the Agreement and Declaration of Trust filed as Exhibit 1 to the Registration Statement in incorporated herein by reference.

       Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Act"), may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

Item 28.  Business and Other Connections of Investment Adviser

       Business and other connections of a substantial nature in which each investment adviser and each director, officer or partner of such investment adviser is or has been involved at any time during the past two fiscal years in the capacity of director, officer, employee, partner or trustee are as follows:

         First National Bank of Commerce in New Orleans ("First National Bank") offers a wide variety of financial services to customers. First National Bank currently manages assets of approximately $2.0 billion. First National Bank's principal place of business is 210 Baronne Street, New Orleans, Louisiana 70112.

     Other business, profession, vocation, or employment of a substantial nature in which each director or principal officer of First National Bank is or has been, at any time during the last two fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee are as follows:

     Name and Position                Name of                 Connection with
  with Investment Adviser          Other Company               Other Company
---------------------------  --------------------------  -----------------------
Edward M. Simmons            McIlhenny Company                President & CEO
 Director
H. Leighton Steward          The LL&E Company                 Chairman, President & CEO
 Director
Joseph B. Storey             Oil & Gas Consultant             Consultant
 Director
Norman C. Francis            Xavier University                President
 Director
Patrick F. Taylor            Taylor Energy Company            Chairman and CEO
 Director
Charles C. Teamer            Dillard University               Vice President, Fiscal Affairs
 Director
Lloyd F. Gaubert             L.F. Gaubert & Co. Inc.           President
 Director
John J. Gelpi, Jr.           Industrial Metals of the South,   President
 Director                    Inc.
Erik F. Johnsen              Central Gulf Lines, Inc.          President
 Director
J. Merrick Jones, Jr.        Canal Barge Co., Inc.             President
 Director
Edwin Lupberger              Entergy Corporation               Chairman and President
 Director
Robert W. Merrick            Latter & Blum, Inc.               President
 Director
G. Frank Purvis, Jr.         Pan-American Life Insurance Co.   Chairman of the Board
 Director
Ashton J. Ryan, Jr.          --                                --
 Director, President & COO
Margaret Moss Allums         --                                --
 Director
Ian Arnof                    First Commerce Corporation        President & CEO
 Director
William G. Barry             Audubon Computer Rentals, Inc.    Chairman of the Board
 Director
Sydney Besthoff, III         K&B, Incorporated                 --
 Director
John D. Charbonnet           Charbonnet Construction           President
 Director
Laurance Eustis, Jr.         Eustis Insurance, Inc.            Chairman of the Board
 Director
Howard C. Gaines             --                                --
 Director, President & CEO
Gerard W. Barrousse          --                                --
 Executive Vice President
Glenn W. Hayes               --                                --
 Executive Vice President

     Name and Position                Name of                 Connection with
  with Investment Adviser          Other Company               Other Company
---------------------------  --------------------------  -----------------------
Suzanne T. Mestayer          --                          --
 Executive Vice President
David T. Spell, Jr.          --                          --
 Executive Vice President

Item 29.  Principal Underwriters
          ----------------------
        (a) Furnish the name of each investment company (other than the Registrant) for which each principal underwriter currently distributing the securities of the Registrant also acts as a principal underwriter, distributor or investment adviser.

        Registrant's distributor, SEI Financial Services Company ("SFS"), acts as distributor for:

        SEI Daily Income Trust                   July 15, 1982
        SEI Liquid Asset Trust                   November 29, 1982
        SEI Tax Exempt Trust                     December 3, 1982
        SEI Index Funds                          July 10, 1985
        SEI Institutional Managed Trust          January 22, 1987
        SEI International Trust                  August 30, 1988
        Stepstone Funds                          January 30, 1991
        The Compass Capital Group                March 8, 1991
        FFB Lexicon Funds                        October 18, 1991
        The Advisors' Inner Circle Fund          November 14, 1991
        The Pillar Funds                         February 28, 1992

        CUFUND                                   May 1, 1992
        STI Classic Funds                        May 29, 1992
        CoreFunds, Inc.                          October 30, 1992
        First American Funds, Inc.               November 1, 1992
        First American Investment Funds, Inc.    November 1, 1992
        The Arbor Fund                           January 28, 1993
        1784 Funds                               June 1, 1993

        Marquis Funds(R)                         August 17, 1993
        Morgan Grenfell Investment Trust         January 3, 1994
        The PBHG Funds, Inc.                     July 16, 1993
        Inventor Funds, Inc.                     August 1, 1994
        The Achievement Funds Trust              December 27, 1994
        Insurance Investment Products Trust      December 30, 1994
        Bishop Street Funds                      January 27, 1995
        CrestFunds, Inc.                         March 1, 1995

        Conestoga Family of Funds                May 1, 1995
        STI Classic Variable Trust               August 18, 1995

            SFS provides numerous financial services to investment managers, pension plan sponsors, and bank trust departments. These services include portfolio evaluation, performance measurement and consulting services ("Funds Evaluation") and automated execution, clearing and settlement of securities transactions ("MarketLink").

        (b) Furnish the information required by the following table with respect to each director, officer or partner of each principal underwriter named in the answer to Item 21 of Part B. Unless otherwise noted, the business address of each director or officer is 680 East Swedesford Road, Wayne, PA 19087.

                                 Position and Office                    Positions and Offices
Name                               with Underwriter                        with Registrant
---------------------------------------------------------               ---------------------
Alfred P. West, Jr.          Director, Chairman & Chief                           --
                             Executive Officer
Henry H. Greer               Director, President & Chief                          --
                             Operating Officer
Carmen V. Romeo              Director, Executive Vice                             --
                             President & Treasurer                                --
Gilbert L. Beebower          Executive Vice President                             --
Richard B. Lieb              Executive Vice President                             --
Charles A. Marsh             Executive Vice                                       --
                             President-Capital Resources Division
Leo J. Dolan, Jr.            Senior Vice President                                --
Carl A. Guarino              Senior Vice President                                --
Jerome Hickey                Senior Vice President                                --
David G. Lee                 Senior Vice President                            President
William Madden               Senior Vice President                                --
A. Keith McDowell            Senior Vice President                                --
Dennis J. McGonigle          Senior Vice President                                --
Hartland J. McKeown          Senior Vice President                                --
James V. Morris              Senior Vice President                                --
Steven Onofrio               Senior Vice President                                --
Kevin P. Robins              Senior Vice President,                               --
                             General Counsel & Secretary
Robert Wagner                Senior Vice President                                --
Patrick K. Walsh             Senior Vice President                                --
Kenneth Zimmer               Senior Vice President                                --
Robert Crudup                Managing Director                                    --
Jeff Drennen                 Vice President                                       --
Vic Galef                    Managing Director                                    --
Lawrence D. Hutchison        Vice President                                       --
Kim Kirk                     Managing Director                                    --
John Krzeminski              Managing Director                                    --
Carolyn McLaurin             Managing Director & Vice President                   --
Barbara Moore                Managing Director                                    --
Donald Pepin                 Managing Director                                    --
Mark Samuels                 Managing Director                                    --
Wayne M. Withrow             Managing Director                                    --
Robert Ludwig                Team Leader                                          --
Vicki Malloy                 Team Leader                                          --
Mick Duncan                  Team Leader                                          --
Robert Aller                 Vice President                                       --
Steve Bendinelli             Vice President                                       --
Cris Brookmyer               Vice President & Controller                          --
Gordon W. Carpenter          Vice President                                       --
Robert B. Carroll            Vice President & Assistant Secretary                 --
Todd Cipperman               Vice President & Assistant Secretary                 --
Ed Daly                      Vice President                                       --

                                 Position and Office                    Positions and Offices
Name                               with Underwriter                        with Registrant
---------------------------------------------------------               ---------------------
Lucinda Duncalfe             Vice President                                       --
Kathy Heilig                 Vice President                                       --
Michael Kantor               Vice President                                       --
Samuel King                  Vice President                                       --
Donald H. Korytowski         Vice President                                       --
Robert S. Ludwig             Vice President & Team Leader                         --
Jack May                     Vice President                                       --
Sandra K. Orlow              Vice President & Assistant Secretary                 --
Kim Rainey                   Vice President                                       --
Paul Sachs                   Vice President                                       --
Steve Smith                  Vice President                                       --
Kathryn L. Stanton           Vice President & Assistant Secretary                 --
Daniel Spaventa              Vice President                                       --
William Zawaski              Vice President                                       --
Larry Pokora                 Vice President                                       --
James Dougherty              Director of Brokerage Services                       --

Item 30.  Location of Accounts and Records

     The names and addresses of each person maintaining physical possession of any account, book or other document required to be maintained under Rule 31(a) of the 1940 Act are as follows:

     With respect to Rules 31a-1(a); 31a-1(b)(1); (2)(a) and (b); (3); (6); (8);
(12); and 31a-1(d), the required books and records are maintained at the offices of Registrant's custodian:

     First National Bank of Commerce in New Orleans
     210 Baronne Street
     New Orleans, Louisiana  70112

     With respect to Rules 31a-1(a); 31a-1(b)(1),(4); (2)(C) and (D); (4); (5);
(6); (8); (9); (10); (11); and 31a-1(f), the required books and records are maintained at the offices of Registrant's administrator:

     SEI Financial Management Corporation
     680 East Swedesford Road
     Wayne, Pennsylvania  19087

     With respect to Rules 31a-1(b)(5), (6), (9) and (10) and 31a-1(f), the required books and records are maintained at the principal offices of the Registrant's investment adviser:

     First National Bank of Commerce in New Orleans
     210 Baronne Street
     New Orleans, Louisiana  70112

Item 31.  Management Services

     Not Applicable

Item 32.  Undertakings

     Registrant hereby undertakes that whenever shareholders meeting the requirements of Section 16(c) of the Investment Company Act of 1940 inform the Board of Trustees of their desire to communicate with shareholders of the Trust, the Trustees will inform such shareholders as to the approximate number of shareholders of record and the approximate costs of mailing or afford said shareholders access to a list of shareholders.

     Registrant undertakes to hold a meeting of shareholders for the purpose of voting upon the question of removal of a Trustee(s) when requested in writing to do so by the holders of at least 10% of Registrant's outstanding shares and in connection with such meetings to comply with the provisions of Section 16(c) of the Investment Company Act of 1940 relating to shareholder communications.

     Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders upon request and without charge.

     The Registrant undertakes to file a post-effective amendment to its Registration Statement within four to six months of the effective date of this Post-Effective Amendment No. 3 that contains financial statements for the Institutional Money Market Fund which need not be audited.

     The Registrant undertakes to file a post-effective amendment to its Registration Statement within four to six months of the effective date of this Post-Effective Amendment No. 4 that contains financial statements for the Growth Equity Fund which need not be audited.

     The Registrant undertakes to file a post-effective amendment to its Registration Statement within four to six months of the effective date of this Post-Effective Amendment No. 4 that contains financial statements for the Tax Exempt Money Market Fund which need not be audited.

                                     NOTICE

  A copy of the Agreement and Declaration of Trust of Marquis Funds is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this Registration Statement has been executed on behalf of the Trust by an officer of the Trust as an officer and by its Trustees as trustees and not individually and the obligations of or arising out of this Registration Statement are not binding upon any of the Trustees, officers, or shareholders individually but are binding only upon the assets and property of the Trust.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it has duly caused this Amendment to Registration Statement No. 33-65436 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Wayne, Commonwealth of Pennsylvania on the ___ day of November, 1995.

                                 Marquis Funds

                                 By: _____________________
                                     David G. Lee
                                     President

ATTEST:

By: ________________________
    Jeffrey A. Cohen
    Controller

Pursuant to the requirements of the Securities Act of 1933, this Amendment has been signed below by the following persons in the capacity on the dates indicated.

           *                 Trustee                        November __, 1995
------------------------
John T. Cooney

           *                 Trustee                        November __, 1995
------------------------
Robert A. Patterson

           *                 Trustee                        November __, 1995
------------------------
William M. Doran

           *                 Trustee                        November __, 1995
------------------------
Frank E. Morris

           *                 Trustee                        November __, 1995
------------------------
Gene Peters

           *                 Trustee                        November __, 1995
------------------------
Barry Mulroy

           *                 Trustee                        November __, 1995
------------------------
James M. Storey

           *                 Trustee                        November __, 1995
------------------------
Robert A. Nesher

                             Controller & Chief Financial   November __, 1995
------------------------     Officer
Jeffrey A. Cohen
Trustee


*By ____________________________
           David G. Lee
         Attorney in Fact

                                 EXHIBIT INDEX

Exhibit       Name                                                                        Sequential Page #
-------       ----                                                                        -----------------
EX-99.B1      Registrant's Agreement and Declaration of Trust is incorporated herein by reference to Pre-Effective Amendment No. 1 to Registrant's
              Registration Statement on Form N-1A, filed with the Securities and
              Exchange Commission on August 25, 1993.

EX-99.B2      Registrant's By-Laws are incorporated herein by reference to Pre-
              Effective Amendment No. 1 to Registrant's Registration Statement on
              Form N-1A, filed with the Securities and Exchange Commission on August
              25, 1993.

EX-99.B5      Form of Investment Advisory Agreement between the Registrant and First
              National Bank of Commerce in New Orleans is incorporated herein by reference to Pre-Effective Amendment No. 1 to Registrant's
              Registration Statement on Form N-1A, filed with the Securities and
              Exchange Commission on August 25, 1993.

EX-99.B6      Form of Distribution Agreement between the Registrant and SEI
              Financial Services Company is incorporated herein by reference to Pre-
              Effective Amendment No. 1 to Registrant's Registration Statement on
              Form N-1A, filed with the Securities and Exchange Commission on August
              25, 1993.

EX-99.B8      Form of Custodian Agreement between the Registrant and First National
              Bank of Commerce in New Orleans is incorporated herein by reference to
              Pre-Effective Amendment No. 1 to Registrant's Registration Statement
              on Form N-1A, filed with the Securities and Exchange Commission on
              August 25, 1993.

EX-99.B9(a)   Form of Administration Agreement between the Registrant and SEI
              Financial Management Corporation is incorporated herein by reference to Pre-Effective Amendment No. 1 to Registrant's Registration
              Statement on Form N-1A, filed with the Securities and Exchange
              Commission on August 25, 1993.

EX-99.B9(b)   Form of Transfer Agent Agreement between the Registrant and
              Supervised Service Company is incorporated herein by reference to
              Post-Effective Amendment No. 2 to Registrant's Registration Statement
              on Form N-1A, filed with the Securities and Exchange Commission on
              November 29, 1994.

EX-99.B10     Opinion and Consent of Counsel is incorporated herein by reference to
              Pre-Effective Amendment No. 1 to Registrant's Registration Statement
              on Form N-1A, filed with the Securities and Exchange Commission on
              August 25, 1993.

EX-99.B11     Consent of Independent Accountants is filed herewith.*

EX-99.B15(a)  12b-1 Plan with respect to the Retail Class Shares of the Treasury
              Securities Money Market Fund is incorporated herein by reference to Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on August 25, 1993.

EX-99.B15(b)  12b-1 Plan with respect to the Class B Shares of the Government
              Securities, Louisiana Tax-Free, Balanced (formerly the "Growth and
              Income" Fund) and Value Equity Funds is incorporated herein by reference to Pre-Effective Amendment No. 1 to Registrant's
              Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on August 25, 1993.

EX-99.B15(c)  Distribution Plan with respect to the Class C shares of the
              Treasury Money Market Fund is incorporated herein by reference to
              Post-Effective Amendment No. 2 to Registrant's Registration Statement
              on Form N-1A, filed with the Securities and Exchange Commission on
              November 29, 1994.

 EX-99.B18    Rule 18f-3 Plan is incorporated herein by reference to Exhibit 15(d)
              of Post-Effective Amendment No. 3 to Registrant's Registration
              Statement filed with the Securities and Exchange Commission on May 26,
              1995.

 EX-27.1      Financial Data Schedule for Treasury Securities Money Market Fund -
              Class A*

 EX-27.2      Financial Data Schedule for Treasury Securities Money Market Fund -
              Class B*

 EX-27.3      Financial Data Schedule for Government Securities Fund - Class A*

 EX-27.4      Financial Data Schedule for Government Securities Fund - Class B*

 EX-27.5      Financial Data Schedule for Louisiana Tax-Free Income Fund - Class A*

 EX-27.6      Financial Data Schedule for Louisiana Tax-Free Income Fund - Class B*

 EX-27.7      Financial Data Schedule for Growth and Income Fund - Class A*

 EX-27.8      Financial Data Schedule for Growth and Income Fund - Class B*

 EX-27.9      Financial Data Schedule for Value Equity Fund - Class A*

 EX-27.10     Financial Data Schedule for Value Equity Fund - Class B*

______________________
*Filed herewith.

              Powers of Attorney for Jeffrey A. Cohen, John T. Cooney, William
              M. Doran, David G. Lee, and Frank E. Morris, Barry M. Mulroy, Robert A. Patterson, Gene Peters, Robert A. Nesher and Carmen V. Romeo, and James M. Storey are incorporated herein by reference to Post-Effective amendment No. 2 to Registrant's Registration statement on Form N-1A, filed with the Securities and Exchange Commission on November 29, 1994.

---------